UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-02064

PAX WORLD FUNDS SERIES TRUST I
(Exact name of registrant as specified in charter)

30 Penhallow Street, Suite 400, Portsmouth, NH			03801
(Address of principal executive offices)			(Zip code)

Pax World Management LLC 30 Penhallow Street, Suite 400, Portsmouth, NH 03801 Attn.: Joseph Keefe
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-767-1729

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.                                 Reports to Stockholders

December 31, 2014

ANNUAL
REPORT

The ESG Managers® Asset Allocation Portfolios

ESG Managers® Growth Portfolio

Class A (PAGAX)

Institutional Class (PAGIX)

Class C (PAGCX)

ESG Managers® Growth and Income Portfolio

Class A (PGPAX)

Institutional Class (PMIIX)

Class C (PWCCX)

ESG Managers® Balanced Portfolio

Class A (PMPAX)

Institutional Class (PWPIX)

Class C (PWPCX)

ESG Managers® Income Portfolio

Class A (PWMAX)

Institutional Class (PWMIX)

Class C (PWMCX)

Pax World Management LLC is the investment adviser to ESG Managers® Portfolios

Table of Contents

Letter to Shareholders	2
Portfolio Commentary	7
Portfolio Highlights
ESG Managers® Growth Portfolio	13
ESG Managers® Growth and Income Portfolio	16
ESG Managers® Balanced Portfolio	20
ESG Managers® Income Portfolio	24
Shareholder Expense Examples	28
Schedules of Investments	30
Statements of Assets and Liabilities	38
Statements of Operations	42
Statements of Changes in Net Assets	44
Statements of Changes in Net Assets—Shares of Beneficial Interest	46
Financial Highlights	48
Notes to Financial Statements	52
Report of the Independent Registered Public Accounting Firm	71

For More Information

General Fund Information

877.374.7678

Shareholder Account Information

888.374.8920

Account Inquiries

ESG Managers Portfolios

P.O. Box 55389

Boston, MA 02205-5389

Investment Adviser

Pax World Management LLC

30 Penhallow Street, Suite 400

Portsmouth, NH 03801

Transfer and
Dividend Disbursing Agent

Boston Financial Data Services

P.O. Box 55389

Boston, MA 02205-5389

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Letter to Shareholders

by Joseph Keefe, President and CEO

Dear fellow shareholders,

Looking back at 2014, it is striking how much steady improvement we saw in the U.S. economy while economic turmoil continued to plague much of the globe. Robust job creation, solid gross domestic product (GDP) growth, healthy corporate earnings, continued low inflation and other positive economic news lifted U.S. markets. At the same time, a significant disparity between U.S. markets and global markets—including the eurozone, China and Japan—was evident throughout much of the year. The S&P 500, for example, was up 13.69 percent for the year while the MSCI World Index was up only 4.94 percent, and MSCI ACWI Index, which includes emerging markets, was up only 4.16 percent.

This growing divergence between the U.S. economy and the rest of the world may be a major theme in 2015 as well—as the New Year began, uncertainty about Fed policy, a strengthening dollar, turmoil in the eurozone, slowed growth in China and lower oil prices all weighed on global markets.

2014 was also a year in which global economic growth was accompanied by continued, growing inequality between the very wealthy and the rest of mankind. It has been reported that the 85 richest people in the world now own more wealth than half of the earth's population while the richest one percent now own more wealth than the combined wealth of 99 percent of the earth's population. Most of the global wealth belonging to that bottom 99 percent is held by the wealthiest 20 percent, while only 5.5 percent of global wealth is shared by 80 percent of the earth's inhabitants.1 While there may be many causes of the horrific violence and strife we see across much of the globe, and while I am loathe to reduce all problems to economics, I cannot help but think that the widening gulf between the haves and the have-nots is playing out in increasingly destructive ways.

Nor can it be denied that inequalities of outcome and opportunity continue to break down along gender lines. In the U.S., women only earn 78 cents on every dollar a man earns2 and hold only 17 percent of Fortune 500 board seats.3 In other parts of the globe, the economic challenges facing women and girls are much starker, characterized by wide inequalities in access to education, employment, land, credit and capital. These economic inequities are too often characterized by even more insidious forms of violence and oppression—domestic

2

and sexual violence, honor killings, genital mutilation, trafficking, and even violence against young girls for the simple act of trying to attend school. It is fitting that 2014 saw a young Pakistani girl by the name of Malala win the Nobel Peace Prize. Gender inequality is the great human rights issue of our time.

2014 was also the warmest year on record, at least according to NASA and the NOAA (National Oceanographic and Atmospheric Administration), and Bloomberg reported that 13 of the hottest years ever recorded have occurred over the past 14 years. There has been some nit picking from the usual suspects over margins of error, slower rates of warming, oceanic vs. land temperatures, and so forth, but the vast majority of the scientific community, and indeed the global community, believes this is a settled issue: we simply must confront the developing catastrophe of climate change.

What does all this have to do with Pax World? Well, the plain fact of the matter is that confronting our greatest global challenges—from gender inequality to climate change—may also be the key to unleashing the greatest period of economic growth the world has ever known. These are issues, in other words, that investors should care about. A study by the University of Massachusetts Political Economy Research Institute (PERI) and the Center for American Progress found that the United States could reduce carbon pollution by 40 percent from 2005 levels and create a net increase of 2.7 million clean energy jobs, thus reducing the unemployment rate by 1.5 percent. Numerous other studies have pointed to the economic growth that would accompany serious efforts to reduce carbon emissions and promote a clean energy economy.

That's why we prod the companies in our portfolios to disclose and reduce their emissions. It's why we offer two fossil fuel-free funds. It's why we offered the first mutual fund in the U.S.—the Pax World Global Environmental Markets Fund (PGRNX)—with a broad, multi-sector focus on resource efficiency. This Fund is one of the holdings in ESG Managers® Portfolios. According to Impax Asset Management, the subadviser for the Fund:

"A revolution in efficiency is now underway that is creating unprecedented opportunities for the private sector. The result is a diverse set of companies offering cleaner, more efficient products and services across the energy, water, waste, food, and agriculture sectors...."

3

At Pax World, we want to invest in those companies.

And can you imagine how much value is locked up inside of outdated, inequitable patriarchal structures around the globe—value that could be unleashed if women were afforded the same educational and economic opportunities as men? According to UN Women, eliminating wage disparities between men and women would boost GDP in the U.S. by 9 percent, the eurozone's GDP by 13 percent and Japan's by 16 percent. Per capita income across 15 major developing economies would rise by 14 percent by 2020 and 20 percent by 2030. Eliminating discrimination against female employees could boost productivity per worker by up to 40 percent. And there is now a compelling body of research underscoring that where women are better represented on corporate boards and in corporate management, companies simply perform better and become more profitable.

That's why we launched the Pax Ellevate Global Women's Index Fund (PXWEX), which invests in the highest-rated companies in the world for advancing women on boards and in senior management. We believe these companies are not only moving the needle on the critically important issue of gender equality but that they are quite simply better investments. (The Fund is not currently a holding in ESG Managers Portfolios.)

At Pax World, we believe that the way you invest matters. You can invest in ways that seek to resolve the great moral and economic challenges of our time—that is to say, you can invest for impact—or you can ignore these imperatives in pursuit of short-term gain regardless of the social and environmental costs. We choose to invest for impact. We choose to make a difference. And we strongly believe that advancing women, tackling climate change and confronting the world's most vexing challenges can lead to positive returns for investors.

We are pleased to offer a series of asset allocation funds made up of investment managers who share similar views and take a similar approach to investing. I am pleased to provide you with this Annual Report detailing the performance of the ESG Managers Portfolios during 2014.

Sincerely,

Joseph F. Keefe
President and CEO

1Sources: Credit Suisse Data 2000-2014; Oxfam.

4

2U.S. Census Bureau, Current Population Reports, P60—249. Income, Poverty, and Health Insurance Coverage in the United States: 2013. Issued September 2014.

3Catalyst, "US Women in Business," May 2014.

The S&P 500 Index is an unmanaged index of large capitalization common stocks. One cannot invest directly in an index.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World (Net) Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax. One cannot invest directly in an index.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Performance for the MSCI ACWI Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax. One cannot invest directly in an index.

Performance Information

Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Pax World Management LLC, Morningstar Associates, LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.

Historical performance Historical performance can be evaluated in several ways. Each fund's portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund's share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value). Past performance does not guarantee future results.

ALPS Distributors, Inc. is the distributor for ESG Managers® Portfolios and Pax World Fund's. ALPS Distributors, Inc., is not affiliated with Pax World Management LLC, Morningstar Associates, LLC., or Ellevate Asset Management, LLC.

5

The Funds use multiple advisers to seek to achieve their investment objectives and Morningstar Associates ("Morningstar") may allocate a portion of a Fund's assets to one or more investments, such as the underlying funds listed below ("Underlying Funds"), or to one or more subadvisers, who seek to invest the assets allocated to them consistent with the investment style specified by Morningstar (e.g., large cap blend, small/mid cap value, investment grade intermediate term bond). At present, the only subadviser engaged by the Adviser to manage a portion of the Funds' assets is ClearBridge, with all other assets invested in the Underlying Funds. The potential risks and returns of each Fund vary with the degree to which each Fund's assets are invested in particular market segments and/or asset classes. Morningstar Associates will allocate each Fund's assets to Underlying Funds, funds managed by the Adviser or one or more subadvisers in Morningstar Associates' sole discretion.

The Funds' "multi-manager" approach is designed to reduce the management risk inherent in individual security selection and to achieve lower volatility by combining complementary investment approaches. Allocation of assets among Underlying Funds and subadvisers is based on such factors as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations and other economic factors. Morningstar Associates may periodically adjust asset allocations to favor those Underlying Funds and subadvisers that Morningstar Associates believes will provide the most favorable outlook for achieving a Fund's investment objective. As a result, it is not possible to predict the extent to which any Fund's assets will be invested in a particular Underlying Fund or with any subadviser at any given time. The Adviser and/or Morningstar Associates may change the Funds' asset allocations at any time without notice to shareholders and without shareholder approval.

Sleeve Subadviser or Fund Manager	Fund or Subadvised Strategy
Ariel Investments, LLC	Ariel Fund
ClearBridge Advisors, LLC	ClearBridge ESG Large Cap Value Strategy
Community Capital Management, Inc.	CRA Qualified Investment Fund
Miller/Howard Investments, Inc.	Touchstone Premium Yield Equity Fund
Eventide Asset Management, LLC	Eventide Gilead Fund
Everence Capital Management	Praxis Intermediate Income Fund
Neuberger Berman Management, LLC	Neuberger Berman Socially Responsive Fund
Pekin Singer Strauss Asset Management, Inc.	Appleseed Fund
Parnassus Investments	Parnassus Core Equity Fund
Portfolio 21 Investments	Portfolio 21 Global Equity Fund
Pax World Management LLC	Pax World Global Environmental Markets Fund
Pax World Management LLC	Pax World High Yield Bond Fund
Pax World Management LLC	Pax World Small Cap Fund
Pax World Management LLC	Pax MSCI International ESG Index Fund
PIMCO	PIMCO Income Fund
RBC Global Asset Management (US) Inc.	Access Capital Community Investment Fund
Schroder Investment Management, Ltd	Schroder Emerging Market Equity Fund
TIAA-CREF	TIAA-CREF Social Choice Bond Fund
TIAA-CREF	TIAA-CREF Social Choice Equity Fund

See Schedules of Investments

6

December 31, 2014

Portfolio Commentary

Portfolio Construction Advisors

Peter DiTeresa, Portfolio Manager,

Shannon Zimmerman, Senior Consultant and Portfolio Manager

Looking at the ESG Managers Portfolios overall, 2014 proved to be a good year for these broadly diversified funds focused on sustainable investing strategies. The Portfolios benefited from our allocation decisions, as well as from strong performance from many of the underlying managers. Before we review the year and discuss our outlook for the coming year, let's begin by describing these unique investments.

Pax World Management LLC (the Adviser) and Morningstar Associates LLC (the subadviser/portfolio construction manager) created the ESG Managers Portfolios so that individual and institutional investors could easily incorporate sustainable investment principles into their portfolios using a single investment vehicle. The four ESG Managers Portfolios are broadly diversified funds of funds (that also use separately managed accounts in some instances) covering a wide range of investor risk profiles, using managers who all consider environmental, social, and governance (ESG) factors in their investment processes. Selecting the ESG Managers Portfolio that most closely matches their risk profile allows investors to use it as a stand-alone sustainable investment portfolio, or as a supplement to their existing portfolio without altering their preferred asset allocation.

•  ESG Managers Growth is an all-equity portfolio with holdings diversified across the globe. The portfolio normally has approximately two thirds of assets allocated to the U.S., one fourth to non-U.S. developed markets, and the remainder to emerging markets stocks. The portfolio is currently diversified across market caps and the value-growth spectrum.

•  ESG Managers Growth and Income is a lower volatility equity portfolio that puts greater emphasis on dividend-generating stocks than the Growth portfolio does, and also includes a fixed-income allocation of around 20% of assets, typically, that serves to lower overall volatility and generate income through its higher-yielding bond positions.

7

December 31, 2014

Portfolio Commentary, continued

•  ESG Managers Balanced is a broadly diversified take on the traditional 60/40 stock/bond balanced fund. Its equity allocation is similar to that of the Growth portfolio with positions in U.S. and non-U.S. stocks across market cap and style spectra. Its bond allocation is a mix of investment grade, core-plus and high yield approaches.

•  ESG Managers Income is our most conservative option, with a target equity allocation of 35%. The equity allocation is tilted towards dividend generating stocks (similar to the equity allocation in Growth and Income). Its bond allocation is broadly diversified with a mix of investment grade, core-plus and high-yield approaches, putting slightly higher emphasis on higher yielding bonds than does the Balanced's fixed-income portfolio.

We use as many as nineteen different underlying funds or separate accounts from fifteen different investing firms. Morningstar Associates has selected them based on their long-term risk-adjusted performance and how well the strategies fit with each other in our portfolios. We remove underlying strategies when they fail to live up to our expectations for performance and style consistency. Our allocations are based on strategic targets set by the portfolio construction managers in consultation with Morningstar Investment Management's Asset Allocation Committee, shorter-term market conditions, and the positioning decision of the underlying managers, which we monitor on a regular basis. Rebalancing and asset allocation are ongoing processes that occur on an as-needed basis using daily cash flows whenever possible.

Market Review

As in 2013, U.S. stocks were the dominant asset class in 2014, though in the recent year the story was mostly about the biggest U.S. companies. After a sizable sell-off in January, the S&P 500 Index1 recovered for a slight first quarter gain, then went on to post a solid year, gaining 13.69%. The market recovery from that poor January came after encouraging news about GDP growth and employment gains. Yet even as investors received good news, they appeared to favor the apparent safer haven of big U.S. stocks. U.S. small caps, which had a stronger 2013, also benefited but the Russell 2000 Index's2 4.89% return gave up a lot of ground to the S&P 500 Index. Overseas news was considerably less encouraging as Europe and Japan continued to struggle to boost economic growth and emerging markets growth forecasts were regularly

8

December 31, 2014

Portfolio Commentary, continued

revised downward. The MSCI EAFE Index3 of developed international markets lost 4.90% for the year and the MSCI Emerging Markets Index4 lost 2.19%. Fixed-income markets also favored apparent safe havens as investment grade bonds, U.S. government issues in particular, outperformed below-investment-grade securities. At the same time, with little near-term prospect of meaningful inflation, markets favored interest-rate risk and the longer-term bonds within the investment-grade universe posted bigger gains.

All in all, 2014's markets were not very hospitable to diversification, particularly for U.S. stocks and bonds—the relatively plain vanilla S&P 500 and Barclays U.S. Aggregate Bond Indexes5 were hard to beat. Given that those two indexes compose most of the blended benchmarks for all but ESG Managers Growth Portfolio, it was a challenging environment for our funds. (Growth's benchmark doesn't include bonds, but the S&P 500 accounts for 66% of it.) The ESG Managers Portfolios Class A shares earned returns ranging from 6.28% to 7.11%. Given that the Portfolios feature broad diversification, including areas such as small- and mid-cap stocks and high-yield bonds, that were relatively weak last year, it's not surprising that only one of the Portfolios beat their blended index benchmarks.

Performance Highlights

A Few Benchmark Beaters

With the core indexes difficult to beat in 2014, just one equity fund investment and two bond fund investments managed the feat. Before we take a look at those funds, it's worth noting that each is a key component of the core allocations in their asset classes, so their outperformance was a significant part of overall performance for the year. Parnassus Core Equity solidly outpaced the S&P 500 as its 14.71% return was about 100 basis points6 ahead of the index. The fund benefited from strong performance from a range of holdings, with some top picks in the industrials, technology, and health care sectors doing particularly well. On the fixed-income side, TIAA-CREF Social Choice Bond, one of our core bond funds, showed the benefits of skilled positioning and earned an 8.80% return, finishing an impressive 283 basis points ahead of the Barclays U.S. Aggregate Bond Index. Management positioned the portfolio with greater interest-rate sensitivity than the index, which boosted performance as longer bonds rallied, and also garnered solid performance from its stake in mortgage-backed securities. PIMCO Income also beat the index,

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December 31, 2014

Portfolio Commentary, continued

by 121 basis points, which was remarkable in an unfavorable year for income-focused strategies. Management has proved skillful at drawing on a range of higher-income bonds and at keeping downside volatility in check. That combination was effective again in 2014.

Strength Late in the Year

In the final quarter of 2014, even as the S&P 500 rallied to post its second-best quarter of the year, at 4.93%, we were pleased to see that a number of underlying holdings outperformed. There was a great benefit to diversification during the quarter and our selections lived up to our expectations for the period. Along with Parnassus Core Equity, Ariel, Pax World Small Cap, and Neuberger Berman Socially Responsive all returned more than the index, by amounts ranging from 43 basis points to 250 basis points. On the international side, our core fund holding, Pax MSCI International ESG Index Fund gained 32 basis points compared to the MSCI EAFE Index in another difficult quarter for international stocks. Among bond funds, TIAA-CREF Social Choice Bond capped its year by finishing 28 basis points ahead of the Barclays index. Thanks to those very competitive returns, all of the ESG Managers Portfolios beat their blended benchmarks for the quarter.

Portfolio Changes and Outlook

During the fourth quarter, we added two new funds to the Growth, Growth and Income, Balanced, and Income Portfolios: TIAA-CREF Social Choice Equity and Eventide Gilead. While both strategies are strongly committed to sustainable investing, they also provide some important investment style enhancements to the Portfolios. By being somewhat more broadly diversified across stocks and sectors than our other core U.S. equity funds, TIAA-CREF helps us to ensure that we maintain exposure to the core of the U.S. market while drawing on the benefits of a very low-cost manager with a record of adding value on a risk-adjusted basis. Eventide displays a much stronger growth bent than all but a few ESG-oriented funds, which we believe should help us to better benefit from rising markets. At the same time, the fund's modest correlation with our equity strategies indicates that it also can add diversification to the Portfolios. Along with adding those two funds, we initiated positions in Appleseed Fund in the multi-asset Portfolios. Appleseed's managers are stock investors with a strong value bent and will hold bonds, cash, or gold when they believe valuations are excessive. We believe the fund

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December 31, 2014

Portfolio Commentary, continued

can add stability in difficult markets when both stocks and bonds are under stress.

We believe that the new fund additions, along with enhancing the Portfolios overall, may help us to better meet the challenges that 2015 appears likely to present. The U.S. economy has been one of the few bright spots across the globe and that appears likely to continue in 2015 as international developed markets strive to ignite growth. Europe is at risk again of slipping into recession, though the European Central Bank has affirmed its intention to do what it can to stave that off. At the same time, Japan's extraordinary efforts to spur its economy have had some effect but it appears more needs to be done. Emerging markets' nearer-term prospects have looked poor as a number of economies are tied to commodities, which has been a decided liability in recent periods. Against that background, we are favoring U.S. equities and are underweighting international stocks. While emerging markets appear to present a superior valuation opportunity from a long-term perspective, we are cautious about both developed and emerging markets.

Bonds confront some of the issues we highlighted early last year. In particular, we continue to be cautious about interest rate risk. Although falling commodity prices and low global economic growth appear to have pushed off the prospect of meaningful inflation and a Federal Reserve interest-rate hike, the dramatic rally of long bonds in 2014 nonetheless suggest that there is more risk than reward at the longer end of the yield curve. Although high yield trailed high quality, those bonds still made gains for 2014, so we still have some concerns about valuations in that area. With that context, we expect to remain somewhat overweight in equities in the multi-asset portfolios while remaining cautious about interest-rate risk and high-yield bonds. To that end, we are maintaining over-weights to funds such as Praxis Intermediate Income and TIAA-CREF Social Choice Bond that have flexibility in yield curve positioning and the Portfolios' overall bond portfolios remain less interest-rate sensitive than the benchmark. For income, we continue to focus on PIMCO Income, which has flexibility in where it invests for income and aims to keep risk in check.

We thank you for your confidence in the ESG Managers Portfolios. We believe that they are attractive options for investors who want a well-diversified portfolio of managers who pursue sustainable investing both as part of their

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December 31, 2014

Portfolio Commentary, continued

values and because they believe it leads them to higher-quality, lower-risk companies that will perform well over the long term while respecting the environment and the concerns of other stakeholders.

1Standard & Poor's 500 Composite Stock Index is an unmanaged index of large capitalization common stocks.

2Russell 2000 Index is an unmanaged index considered representative of small-cap stocks.

3MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net," which includes dividend reinvestments after deduction of foreign withholding tax.

4MSCI Emerging Markets Index is an unmanaged index of stocks considered to be representative of stocks of developing countries. Performance for the MSCI Emerging Markets Index is shown "net," which includes dividend reinvestments after deduction of foreign withholding tax.

5Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

6A basis point is 1/100th of 1%.

Securities of small and medium-sized companies may have less liquidity and more volatile prices than securities of larger companies, which can make it difficult for the Fund to sell such securities at desires times or prices.

Diversification does not eliminate the risk of losses. Asset Allocation and Diversification are investment methods used to help manage risk. They do not ensure a profit or protect against a loss.

The portfolio commentary in this report provides insight in an effort to help you examine your fund. The views expressed herein are those of the portfolio construction advisers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Pax World Management LLC and the Funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.

One cannot invest directly in an index.

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December 31, 2014

Growth Portfolio

Portfolio Highlights (Unaudited)

Total Return—Historical Growth of $10,000—Since Inception

Returns—Period ended December 31, 2014

			Total Return	Annualized Return
Share class	Ticker Symbol		1 Year	3 Years	Since Inception[1]
Class A2, 3	PAGAX	NAV[4]	7.11%	15.26%	10.00%
		POP	1.21%	13.11%	8.76%
Institutional Class[2]	PAGIX		7.35%	15.46%	10.27%
Class C2, 5	PAGCX	NAV[4]	6.31%	14.37%	9.19%
		CDSC	5.25%
Blended Index[6,7,8,10]			7.06%	17.24%	11.66%
Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index[9,10]			5.64%	14.94%	10.32%
S&P 500 Index[7,10]			13.69%	20.41%	15.11%

1The Fund's inception date is January 4, 2010.

2Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For more recent month-end performance data, please visit www.esgmanagers.com.

3A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares purchased without an initial sales charge as part of a purchase over $1 million that are sold within 18 months of purchase. POP (public offering price) reflects the maximum sales load for the Fund's Class A shares of 5.50%. NAV

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December 31, 2014

Growth Portfolio, continued

Portfolio Highlights (Unaudited), continued

performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

4NAV is Net Asset Value.

5A 1.00% CDSC (contingent deferred sales charge) may be charged on shares redeemed within one year of purchase. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

6The Blended Index is composed of 66% S&P 500 Index and 34% MSCI EAFE (Net) Index.

7The S&P 500 Index is an index of large capitalization common stocks.

8The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

9The Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Average, which is a total return performance average of mutual funds tracked by Lipper, Inc. and by practice, maintain at least 80% of assets in equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

10Unlike the Growth Portfolio, the Blended Index, the Lipper Mixed-Asset Target Allocation Aggressive Growth Funds Index and the S&P 500 Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes. Investors cannot invest directly in any index.

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December 31, 2014

Manager Allocations

Strategy/Fund	Percent of Net Assets
EQUITY
Large-Cap Multi-Cap
ClearBridge ESG Large Cap Value	18.9%
Neuberger Berman Socially Responsive Fund	17.8%
Parnassus Core Equity Fund	21.1%
TIAA-CREF Social Choice Equity Fund	4.0%
Touchstone Premium Yield Equity Fund	2.5%
Small/Mid-Cap
Ariel Fund	7.0%
Eventide Gilead Fund	5.3%
Pax World Small Cap Fund	7.4%
International/World
Pax MSCI International ESG Index Fund	9.0%
Portfolio 21 Global Equity	0.0%*
Schroder Emerging Markets Equity Fund	5.4%
Sector Specific
Pax World Global Environmental Markets Fund	1.8%
Total Equities	100.2%
Other	-0.2%
Total	100.0%

*Rounds to less than 0.1%

Top Ten Holdings

Description	Percent of Net Assets
Parnassus Core Equity Fund	21.1%
Neuberger Berman Socially Responsive Fund	17.8%
Pax MSCI International ESG Index Fund	9.0%
Pax World Small Cap Fund	7.4%
Ariel Fund	7.0%
Schroder Emerging Market Equity Fund	5.4%
Eventide Gilead Fund	5.3%
TIAA-CREF Social Choice Equity Fund	4.0%
Touchstone Premium Yield Equity Fund	2.5%
Pax World Global Environmental Markets Fund	1.8%
Total	81.3%

Holdings are subject to change.

15

December 31, 2014

Growth and Income Portfolio

Portfolio Highlights (Unaudited)

Total Return—Historical Growth of $10,000—Since Inception

Returns—Period ended December 31, 2014

			Total Return	Annualized Return
Share class	Ticker Symbol		1 Year	3 Years	Since Inception[1]
Class A2, 3	PGPAX	NAV[4]	6.83%	13.51%	9.48%
		POP	0.92%	11.40%	8.25%
Institutional Class[2]	PMIIX		7.13%	13.88%	9.76%
Class C2, 5	PWCCX	NAV[4]	6.02%	12.67%	8.64%
		CDSC	4.96%
Blended Index[6,7,8,9,11]			7.31%	14.47%	10.58%
Lipper Mixed-Asset Target Allocation Growth Funds Index[10,11]			7.04%	13.55%	10.12%
S&P 500 Index[7,11]			13.69%	20.41%	15.11%

1The Fund's inception date is January 4, 2010.

2Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For more recent month-end performance data, please visit www.esgmanagers.com.

3A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares purchased without an initial sales charge as part of a purchase over $1 million that are sold within 18 months of purchase. POP (public offering price) reflects the maximum sales load for the Fund's Class A shares of 5.50%. NAV

16

December 31, 2014

performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

4NAV is Net Asset Value.

5A 1.00% CDSC (contingent deferred sales charge) may be charged on shares redeemed within one year of purchase. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

6The Blended Index is composed of 55% S&P 500 Index, 25% MSCI EAFE (Net) Index and 20% Barclays U.S. Aggregate Bond Index.

7The S&P 500 Index is an index of large capitalization common stocks.

8The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

9The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

10The Lipper Mixed-Asset Target Allocation Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Growth Funds Average. The Lipper Mixed-Asset Target Allocation Growth Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Lipper Mixed-Asset Target Allocation Growth Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

11Unlike the Growth and Income Portfolio, the Blended Index, the Lipper Mixed-Asset Target Allocation Growth Funds Index and the S&P 500 Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Mixed-Asset Target Allocation Growth Funds Index) do not reflect deductions for fees, expenses or taxes. Investors cannot invest directly in any index.

17

December 31, 2014

Growth and Income Portfolio, continued

Portfolio Highlights (Unaudited), continued

Manager Allocations

Manager/Strategy	Percent of Net Assets
Strategy/Fund
EQUITY
Large-Cap Multi-Cap
ClearBridge ESG Large Cap Value	13.1%
Neuberger Berman Socially Responsive Fund	11.4%
Parnassus Core Equity Fund	16.4%
TIAA-CREF Social Choice Equity Fund	5.5%
Touchstone Premium Yield Equity Fund	11.4%
Small/Mid-Cap
Ariel Fund	3.5%
Eventide Gilead Fund	5.2%
Pax World Small Cap Fund	4.4%
International/World
Appleseed Fund	0.6%
Pax MSCI International ESG Index Fund	7.6%
Portfolio 21 Global Equity	0.6%
Schroder Emerging Markets Equity Fund	4.7%
Sector Specific
Pax World Global Environmental Markets Fund	0.8%
Total Equities	85.2%
FIXED INCOME
Investment Grade
Access Capital Community Investment Fund	0.1%
CRA Qualified Investment Fund	0.1%
Praxis Intermediate Income Fund	2.5%
TIAA-CREF Social Choice Bond Fund	3.8%
PIMCO Income Fund	6.0%
High Yield
Pax World High Yield Bond Fund	2.4%
Total Fixed Income	14.9%
Other	-0.1%
Total	100.0%

*Rounds to less than 0.1%

18

December 31, 2014

Top Ten Holdings

Description	Percent of Net Assets
Parnassus Core Equity Fund	16.4%
Touchstone Premium Yield Equity Fund	11.4%
Neuberger Berman Socially Responsive Fund	11.4%
Pax MSCI International ESG Index Fund	7.6%
PIMCO Income Fund	6.0%
TIAA-CREF Social Choice Equity Fund	5.5%
Eventide Gilead Fund	5.2%
Schroder Emerging Markets Equity Fund	4.7%
Pax World Small Cap Fund	4.4%
TIAA-CREF Social Choice Bond Fund	3.8%
76.4%

Holdings are subject to change.

19

December 31, 2014

Balanced Portfolio

Portfolio Highlights (Unaudited)

Total Return—Historical Growth of $10,000—Since Inception

Returns—Period ended December 31, 2014

			Total Return	Annualized Return
Share class	Ticker Symbol		1 Year	3 Years	Since Inception[1]
Class A2, 3	PMPAX	NAV[4]	6.28%	10.80%	8.15%
		POP	0.45%	8.73%	6.93%
Institutional Class[2]	PWPIX		6.59%	11.11%	8.42%
Class C2, 5	PWPCX	NAV[4]	5.52%	10.01%	7.35%
		CDSC	4.47%
Blended Index[6,7,8,9,11]			7.15%	11.54%	9.22%
Lipper Mixed-Asset Target Allocation Moderate Funds Index[10,11]			6.22%	10.85%	8.59%
S&P 500 Index[7,11]			13.69%	20.41%	15.11%

1The Fund's inception date is January 4, 2010.

2Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For more recent month-end performance data, please visit www.esgmanagers.com.

3A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares purchased without an initial sales charge as part of a purchase over $1 million that are sold within 18 months of purchase. POP (public offering price) reflects the maximum sales load for the Fund's Class A shares of 5.50%. NAV

20

December 31, 2014

performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

4NAV is Net Asset Value.

5A 1.00% CDSC (contingent deferred sales charge) may be charged on shares redeemed within one year of purchase. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

6The Blended Index is composed of 42% S&P 500 Index, 18% MSCI EAFE (Net) Index and 40% Barclays U.S. Aggregate Bond Index.

7The S&P 500 Index is an index of large capitalization common stocks.

8The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

9The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

10The Lipper Mixed-Asset Target Allocation Moderate Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Moderate Funds Average. The Lipper Mixed-Asset Target Allocation Moderate Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Lipper Mixed-Asset Target Allocation Moderate Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

11Unlike the Balanced Portfolio, the Blended Index, the Lipper Mixed-Asset Target Allocation Moderate Funds Index and the S&P 500 Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Mixed-Asset Target Allocation Moderate Funds Index) do not reflect deductions for fees, expenses or taxes. Investors cannot invest directly in any index.

21

December 31, 2014

Balanced Portfolio, continued

Portfolio Highlights (Unaudited), continued

Manager Allocations

Strategy/Fund	Percent of Net Assets
EQUITY
Large-Cap Multi-Cap
ClearBridge ESG Large Cap Value	10.9%
Neuberger Berman Socially Responsive Fund	10.4%
Parnassus Core Equity Fund	13.4%
TIAA-CREF Social Choice Equity Fund	5.6%
Touchstone Premium Yield Equity Fund	3.2%
Small/Mid-Cap
Ariel Fund	3.5%
Eventide Gilead Fund	5.3%
Pax World Small Cap Fund	4.9%
International/World
Appleseed Fund	0.5%
Pax MSCI International ESG Index Fund	6.9%
Portfolio 21 Global Equity	0.7%
Schroder Emerging Markets Equity Fund	4.6%
Sector Specific
Pax World Global Environmental Markets Fund	1.3%
Total Equities	71.2%
FIXED INCOME
Investment Grade
Access Capital Community Investment Fund	3.4%
CRA Qualified Investment Fund	3.5%
Praxis Intermediate Income Fund	6.7%
TIAA-CREF Social Choice Bond Fund	8.0%
PIMCO Income Fund	5.1%
High Yield
Pax World High Yield Bond Fund	2.2%
Total Fixed Income	28.9%
Other	-0.1%
Total	100.0%

22

December 31, 2014

Top Ten Holdings

Description	Percent of Net Assets
Parnassus Core Equity Fund	13.4%
Neuberger Berman Socially Responsive Fund	10.4%
TIAA-CREF Social Choice Bond Fund	8.0%
Pax MSCI International ESG Index Fund	6.9%
Praxis Intermediate Income Fund	6.7%
TIAA-CREF Social Choice Equity Fund	5.6%
Eventide Gilead Fund	5.3%
PIMCO Income Fund	5.1%
Pax World Small Cap Fund	4.9%
Schroder Emerging Markets Equity Fund	4.6%
Total	70.9%

Holdings are subject to change.

23

December 31, 2014

Income Portfolio

Portfolio Highlights (Unaudited)

Total Return—Historical Growth of $10,000—Since Inception

Returns—Period ended December 31, 2014

			Total Return	Annualized Return
Share class	Ticker Symbol		1 Year	3 Years	Since Inception[1]
Class A2, 3	PWMAX	NAV[4]	6.46%	7.67%	6.60%
		POP	1.72%	6.02%	5.62%
Institutional Class[2]	PWMIX		6.80%	7.95%	6.85%
Class C2, 5	PWMCX	NAV[4]	5.65%	6.88%	5.79%
		CDSC	4.59%
Blended Index[6,7,8,9,11]			6.59%	7.76%	7.25%
Lipper Mixed-Asset Target Allocation Conservative Funds Index[10,11]			4.67%	6.88%	6.44%
Barclays U.S. Aggregate Bond Index[9,11]			5.97%	2.66%	4.43%

1The Fund's inception date is January 4, 2010.

2Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance shown. For more recent month-end performance data, please visit www.esgmanagers.com.

3A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares purchased without an initial sales charge as part of a purchase over $1 million that are sold within 18 months of purchase. POP (public offering price) reflects the maximum sales load for the Fund's Class A shares of 4.50%. NAV

24

December 31, 2014

performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

4NAV is Net Asset Value.

5A 1.00% CDSC (contingent deferred sales charge) may be charged on shares redeemed within one year of purchase. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

6The Blended Index is composed of 24% S&P 500 Index, 11% MSCI EAFE (Net) Index and 65% Barclays U.S. Aggregate Bond Index.

7The S&P 500 Index is an index of large capitalization common stocks.

8The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

9The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

10The Lipper Mixed-Asset Target Allocation Conservative Funds Index tracks the results of the 30 largest mutual funds in the Lipper Mixed-Asset Target Allocation Conservative Funds Average. The Lipper Mixed-Asset Target Allocation Conservative Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The Lipper Mixed-Asset Target Allocation Conservative Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

11Unlike the Income Portfolio, the Blended Index, the Lipper Mixed-Asset Target Allocation Conservative Funds Index and the Barclays U.S. Aggregate Bond Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Mixed-Asset Target Allocation Conservative Funds Index) do not reflect deductions for fees, expenses or taxes. Investors cannot invest directly in any index.

25

December 31, 2014

Income Portfolio, continued

Portfolio Highlights (Unaudited), continued

Manager Allocations

Strategy/Fund	Percent of Net Assets
EQUITY
Large-Cap Multi-Cap
ClearBridge ESG Large Cap Value	5.3%
Neuberger Berman Socially Responsive Fund	5.1%
Parnassus Core Equity Fund	8.4%
TIAA-CREF Social Choice Equity Fund	6.5%
Touchstone Premium Yield Equity Fund	7.2%
Small/Mid-Cap
Ariel Fund	1.2%
Eventide Gilead Fund	5.7%
Pax World Small Cap Fund	2.9%
International/World
Appleseed Fund	0.3%
Pax MSCI International ESG Index Fund	3.5%
Portfolio 21 Global Equity	0.1%
Schroder Emerging Markets Equity Fund	2.1%
Sector Specific
Pax World Global Environmental Markets Fund	1.3%
Total Equities	49.6%
FIXED INCOME
Investment Grade
Access Capital Community Investment Fund	6.4%
CRA Qualified Investment Fund	1.9%
Praxis Intermediate Income Fund	12.9%
TIAA-CREF Social Choice Bond Fund	13.6%
PIMCO Income Fund	14.6%
High Yield
Pax World High Yield Bond Fund	1.5%
Total Fixed Income	50.9%
Other	-0.5%
Total	100.0%

26

December 31, 2014

Top Ten Holdings

Description	Percent of Net Assets
PIMCO Income Fund	14.6%
TIAA-CREF Social Choice Bond Fund	13.6%
Praxis Intermediate Income Fund	12.9%
Parnassus Core Equity Fund	8.4%
Touchstone Premium Yield Equity Fund	7.2%
TIAA-CREF Social Choice Equity Fund	6.5%
Access Capital Community Investment Fund	6.4%
Eventide Gilead Fund	5.7%
Neuberger Berman Socially Responsive Fund	5.1%
Pax MSCI International ESG Index Fund	3.5%
Total	83.9%

Holdings are subject to change.

27

December 31, 2014

Shareholder Expense Examples (Unaudited)

Examples As a shareholder of the ESG Managers Growth, Growth and Income, Balanced or Income Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the relevant Fund's prospectus or talk to your financial adviser.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on July 1, 2014 and ending on December 31, 2014.

Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of twelve dollars. If you are invested in one of these account types, you should add an additional six dollars to the estimated expenses paid during the period.

Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following page provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

28

December 31, 2014

Shareholder Expense Examples (Unaudited), continued

Based on Actual Fund Return	Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Annualized Expense Ratio	Expenses Paid During Period[1]
Growth - Class A	$1,000.00	$1,016.00	1.08%	$5.49
Growth - Institutional	1,000.00	1,017.30	0.83%	4.22
Growth - Class C	1,000.00	1,012.20	1.83%	9.28
Growth and Income - Class A	1,000.00	1,009.40	1.02%	5.17
Growth and Income - Institutional	1,000.00	1,009.80	0.77%	3.90
Growth and Income - Class C	1,000.00	1,005.00	1.77%	8.95
Balanced - Class A	1,000.00	1,011.50	0.96%	4.87
Balanced - Institutional	1,000.00	1,012.70	0.71%	3.60
Balanced - Class C	1,000.00	1,008.00	1.71%	8.65
Income - Class A	1,000.00	1,013.10	0.92%	4.67
Income - Institutional	1,000.00	1,014.50	0.67%	3.40
Income - Class C	1,000.00	1,009.80	1.67%	8.46
Based on Hypothetical 5% Return (before expenses)	Beginning Account Value (7/1/14)	Ending Account Value (12/31/14)	Annualized Expense Ratio	Expenses Paid During Period[1]
Growth - Class A	$1,000.00	$1,019.76	1.08%	$5.50
Growth - Institutional	1,000.00	1,021.02	0.83%	4.23
Growth - Class C	1,000.00	1,015.98	1.83%	9.30
Growth and Income - Class A	1,000.00	1,020.06	1.02%	5.19
Growth and Income - Institutional	1,000.00	1,021.32	0.77%	3.92
Growth and Income - Class C	1,000.00	1,016.28	1.77%	9.00
Balanced - Class A	1,000.00	1,020.37	0.96%	4.89
Balanced - Institutional	1,000.00	1,021.63	0.71%	3.62
Balanced - Class C	1,000.00	1,016.59	1.71%	8.69
Income - Class A	1,000.00	1,020.57	0.92%	4.69
Income - Institutional	1,000.00	1,021.83	0.67%	3.41
Income - Class C	1,000.00	1,016.79	1.67%	8.49

1Expenses are equal to each Funds' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period beginning on July 1, 2014 and ending on December 31, 2014).

29

December 31, 2014

Schedule of Investments

Growth Portfolio

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 18.9%
Consumer Discretionary: 3.3%
DISH Network Corp., Class A (a)	1,743	$127,047
Home Depot, Inc., The	627	65,816
SES SA	913	32,828
Target Corp.	936	71,052
Time Warner Cable, Inc.	496	75,422
Time Warner, Inc.	1,209	103,273
Twenty-First Century Fox, Inc., Class B	1,908	70,386
		545,824
Consumer Staples: 2.1%
Coca-Cola Co., The	973	41,080
CVS Caremark Corp.	1,248	120,194
Kellogg Co.	698	45,677
Kimberly-Clark Corp.	429	49,567
PepsiCo, Inc.	676	63,923
Sysco Corp.	711	28,220
		348,661
Energy: 1.7%
Cameron International Corp. (a)	659	32,917
ConocoPhillips	982	67,817
National Oilwell Varco, Inc.	760	49,803
Noble Corp PLC	943	15,626
Royal Dutch Shell PLC, ADR	855	57,242
Schlumberger, Ltd.	659	56,285
		279,690
Financials: 4.9%
American Express Co.	747	69,501
American Tower Corp., REIT	468	46,262
Bank of New York Mellon Corp., The	885	35,904
Capital One Financial Corp.	459	37,890
Citigroup, Inc.	991	53,623
JPMorgan Chase & Co.	1,874	117,275
Marsh & McLennan Cos., Inc.	889	50,886
MetLife, Inc.	676	36,565
Progressive Corp., The	676	18,245
State Street Corp.	786	61,701
Synchrony Financial (a)	1,350	40,163
Travelers Cos., Inc., The	544	57,582
US Bancorp	1,966	88,372
Wells Fargo & Co.	2,085	114,300
		828,269
Health Care: 1.8%
Amgen, Inc.	389	61,963
Anthem, Inc.	486	61,076
Johnson & Johnson	505	52,808
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care, continued
Merck & Co., Inc.	1,016	$57,699
Novartis AG, ADR	371	34,377
Teva Pharmaceutical Industries, Ltd., ADR	650	37,382
		305,305
Industrials: 2.0%
Danaher Corp.	838	71,825
Emerson Electric Co.	750	46,298
General Electric Co.	2,995	75,683
Honeywell International, Inc.	747	74,640
Illinois Tool Works, Inc.	668	63,260
		331,706
Information Technology: 1.9%
EMC Corp.	1,925	57,249
IBM	161	25,831
Microsoft Corp.	955	44,360
Motorola Solutions, Inc.	724	48,566
Nuance Communications, Inc. (a)	2,555	36,460
TE Connectivity, Ltd.	871	55,090
Xerox Corp	3,125	43,313
		310,869
Materials: 0.7%
Air Products & Chemicals, Inc.	230	33,173
Crown Holdings, Inc. (a)	1,099	55,939
Martin Marietta Materials, Inc.	303	33,427
		122,539
Telecommunication Services: 0.2%
Vodafone Group PLC, ADR	925	31,607
Utilities: 0.3%
Sempra Energy	509	56,682
TOTAL COMMON STOCKS
(Cost $2,141,713)		3,161,152
AFFILIATED INVESTMENT COMPANIES: 18.2%
Pax MSCI International ESG Index Fund (b)	186,304	1,499,748
Pax World Global Environmental Markets Fund (b)	24,521	301,852
Pax World Small Cap Fund (b)	88,498	1,238,978
TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $2,772,890)		3,040,578

SEE NOTES TO FINANCIAL STATEMENTS
30

December 31, 2014

Schedule of Investments, continued

Growth Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
NON-AFFILIATED INVESTMENT COMPANIES: 63.1%
Ariel Fund (b)	16,245	$1,166,741
Eventide Gilead Fund (a)(b)	32,965	878,845
Neuberger Berman Socially Responsive Fund (b)	86,206	2,981,880
Parnassus Core Equity Fund (b)	86,650	3,530,992
Portfolio 21 Global Equity Fund (b)	181	6,511
Schroder Emerging Market Equity Fund (c)	71,821	904,227
TIAA-CREF Social Choice Equity Fund (b)	39,580	664,155
Touchstone Premium Yield Equity Fund (d)	44,673	423,497
TOTAL NON-AFFILIATED INVESTMENT COMPANIES
(Cost $10,017,665)		10,556,848
TOTAL INVESTMENTS: 100.2%
(Cost $14,932,268)		16,758,578
OTHER ASSETS AND LIABILITIES—
(Net): -0.2%		(30,791)
Net Assets: 100.0%		$16,727,787

(a)  Non income producing security

(b)  Institutional Class shares—See Note C in the Notes to Financial Statements

(c)  Investor Class shares

(d)  Class Y shares

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS
31

December 31, 2014

Schedule of Investments

Growth and Income Portfolio

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 13.1%
Consumer Discretionary: 2.2%
DISH Network Corp., Class A (a)	1,233	$89,873
Home Depot, Inc., The	464	48,706
SES SA	586	21,071
Target Corp.	684	51,922
Time Warner Cable, Inc.	353	53,677
Time Warner, Inc.	882	75,340
Twenty-First Century Fox, Inc., Class B	1,392	51,351
		391,940
Consumer Staples: 1.5%
Coca-Cola Co., The	722	30,483
CVS Caremark Corp.	930	89,568
Kellogg Co.	506	33,113
Kimberly-Clark Corp.	311	35,933
PepsiCo, Inc.	509	48,131
Sysco Corp.	520	20,639
		257,867
Energy: 1.2%
Cameron International Corp. (a)	496	24,775
ConocoPhillips	723	49,930
National Oilwell Varco, Inc.	554	36,304
Noble Corp PLC	698	11,566
Royal Dutch Shell PLC, ADR	627	41,978
Schlumberger, Ltd.	489	41,765
		206,318
Financials: 3.4%
American Express Co.	551	51,265
American Tower Corp., REIT	332	32,818
Bank of New York Mellon Corp., The	665	26,979
Capital One Financial Corp.	342	28,232
Citigroup, Inc.	737	39,879
JPMorgan Chase & Co.	1,347	84,295
Marsh & McLennan Cos., Inc.	647	37,034
MetLife, Inc.	493	26,666
Progressive Corp., The	502	13,549
State Street Corp.	554	43,489
Synchrony Financial (a)	977	29,066
Travelers Cos., Inc., The	411	43,504
US Bancorp	1,397	62,795
Wells Fargo & Co.	1,550	84,971
		604,542
Health Care: 1.3%
Amgen, Inc.	275	43,805
Anthem, Inc.	347	43,607
Johnson & Johnson	376	39,318
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care, continued
Merck & Co., Inc.	743	$42,195
Novartis AG, ADR	270	25,018
Teva Pharmaceutical Industries, Ltd., ADR	488	28,065
		222,008
Industrials: 1.4%
Danaher Corp.	596	51,083
Emerson Electric Co.	552	34,075
General Electric Co.	2,195	55,468
Honeywell International, Inc.	555	55,456
Illinois Tool Works, Inc.	490	46,403
		242,485
Information Technology: 1.3%
EMC Corp.	1,404	41,755
IBM	114	18,290
Microsoft Corp.	725	33,676
Motorola Solutions, Inc.	523	35,083
Nuance Communications, Inc. (a)	1,898	27,084
TE Connectivity, Ltd.	639	40,417
Xerox Corp	2,277	31,559
		227,864
Materials: 0.5%
Air Products & Chemicals, Inc.	163	23,510
Crown Holdings, Inc. (a)	789	40,160
Martin Marietta Materials, Inc.	225	24,822
		88,492
Telecommunication Services: 0.1%
Vodafone Group PLC, ADR	674	23,031
Utilities: 0.2%
Sempra Energy	362	40,312
TOTAL COMMON STOCKS
(Cost $1,573,179)		2,304,859
AFFILIATED INVESTMENT COMPANIES: 15.2%
Pax MSCI International ESG Index Fund (b)	166,797	1,342,718
Pax World Global Environmental Markets Fund (b)	11,928	146,835
Pax World High Yield Bond Fund (b)	58,836	412,444
Pax World Small Cap Fund (b)	54,500	762,997
TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $2,579,392)		2,664,994

SEE NOTES TO FINANCIAL STATEMENTS
32

December 31, 2014

Schedule of Investments, continued

Growth and Income Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
NON-AFFILIATED INVESTMENT COMPANIES: 71.8%
Access Capital Community Investment Fund (b)	1,637	$15,270
Appleseed Fund (b)	8,207	101,527
Ariel Fund (b)	8,685	623,783
CRA Qualified Investment Fund (b)	1,181	12,702
Eventide Gilead Fund (a)(b)	34,537	920,751
Neuberger Berman Socially Responsive Fund (b)	57,708	1,996,123
Parnassus Core Equity Fund (b)	70,843	2,886,838
PIMCO Income Fund (b)	86,191	1,062,736
Praxis Intermediate Income Fund (b)	41,429	435,003
Portfolio 21 Global Equity Fund (b)	2,927	105,461
Schroder Emerging Market Equity Fund (c)	65,859	829,160
TIAA-CREF Social Choice Bond Fund (b)	65,780	676,219
TIAA-CREF Social Choice Equity Fund (b)	57,553	965,733
Touchstone Premium Yield Equity Fund (d)	211,166	2,001,857
TOTAL NON-AFFILIATED INVESTMENT COMPANIES
(Cost $12,193,208)		12,633,163
TOTAL INVESTMENTS: 100.1%
(Cost $16,345,779)		17,603,016
OTHER ASSETS AND LIABILITIES—
(Net): -0.1%		(10,101)
Net Assets: 100.0%		$17,592,915

(a)  Non income producing security

(b)  Institutional Class shares—See Note C in the Notes to Financial Statements

(c)  Investor Class shares

(d)  Class Y shares

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS
33

December 31, 2014

Schedule of Investments

Balanced Portfolio

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 10.9%
Consumer Discretionary: 1.9%
DISH Network Corp., Class A (a)	1,313	$95,704
Home Depot, Inc., The	475	49,861
SES SA	741	26,644
Target Corp.	727	55,187
Time Warner Cable, Inc.	384	58,391
Time Warner, Inc.	966	82,516
Twenty-First Century Fox, Inc., Class B	1,444	53,269
		421,572
Consumer Staples: 1.2%
Coca-Cola Co., The	762	32,172
CVS Caremark Corp.	980	94,384
Kellogg Co.	534	34,945
Kimberly-Clark Corp.	327	37,782
PepsiCo, Inc.	545	51,535
Sysco Corp.	547	21,710
		272,528
Energy: 1.0%
Cameron International Corp. (a)	516	25,774
ConocoPhillips	768	53,038
National Oilwell Varco, Inc.	590	38,663
Noble Corp PLC	736	12,196
Royal Dutch Shell PLC, ADR	672	44,990
Schlumberger, Ltd.	516	44,072
		218,733
Financials: 2.8%
American Express Co.	572	53,219
American Tower Corp., REIT	371	36,673
Bank of New York Mellon Corp., The	689	27,953
Capital One Financial Corp.	363	29,966
Citigroup, Inc.	777	42,043
JPMorgan Chase & Co.	1,440	90,115
Marsh & McLennan Cos., Inc.	652	37,320
MetLife, Inc.	521	28,181
Progressive Corp., The	501	13,522
State Street Corp.	594	46,629
Synchrony Financial (a)	1,041	30,970
Travelers Cos., Inc., The	421	44,563
US Bancorp	1,532	68,863
Wells Fargo & Co.	1,633	89,521
		639,538
Health Care: 1.0%
Amgen, Inc.	302	48,106
Anthem, Inc.	374	47,001
Johnson & Johnson	389	40,678
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care, continued
Merck & Co., Inc.	790	$44,864
Novartis AG, ADR	262	24,277
Teva Pharmaceutical Industries, Ltd., ADR	510	29,330
		234,256
Industrials: 1.2%
Danaher Corp.	655	56,140
Emerson Electric Co.	603	37,223
General Electric Co.	2,338	59,081
Honeywell International, Inc.	596	59,552
Illinois Tool Works, Inc.	523	49,528
		261,524
Information Technology: 1.1%
EMC Corp.	1,538	45,740
IBM	126	20,215
Microsoft Corp.	736	34,187
Motorola Solutions, Inc.	567	38,034
Nuance Communications, Inc. (a)	2,001	28,554
TE Connectivity, Ltd.	672	42,504
Xerox Corp	2,409	33,389
		242,623
Materials: 0.4%
Air Products & Chemicals, Inc.	180	25,961
Crown Holdings, Inc. (a)	858	43,672
Martin Marietta Materials, Inc.	234	25,815
		95,448
Telecommunication Services: 0.1%
Vodafone Group PLC, ADR	719	24,568
Utilities: 0.2%
Sempra Energy	399	44,433
TOTAL COMMON STOCKS
(Cost $1,699,518)		2,455,223
AFFILIATED INVESTMENT COMPANIES: 15.3%
Pax MSCI International ESG Index Fund (b)	191,384	1,540,641
Pax World Global Environmental Markets Fund (b)	24,635	303,253
Pax World High Yield Bond Fund (b)	68,798	482,273
Pax World Small Cap Fund (b)	77,518	1,085,251
TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $3,282,293)		3,411,418

SEE NOTES TO FINANCIAL STATEMENTS
34

December 31, 2014

Schedule of Investments, continued

Balanced Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
NON-AFFILIATED INVESTMENT COMPANIES: 73.9%
Access Capital Community Investment Fund (b)	81,246	$758,024
Appleseed Fund (b)	8,484	104,942
Ariel Fund (b)	11,006	790,474
CRA Qualified Investment Fund (b)	73,404	789,822
Eventide Gilead Fund (a)(b)	44,801	1,194,400
Neuberger Berman Socially Responsive Fund (b)	67,056	2,319,476
Parnassus Core Equity Fund (b)	73,393	2,990,751
PIMCO Income Fund (b)	92,565	1,141,323
Praxis Intermediate Income Fund (b)	143,336	1,505,033
Portfolio 21 Global Equity Fund (b)	4,234	152,537
Schroder Emerging Market Equity Fund (c)	81,662	1,028,119
TIAA-CREF Social Choice Bond Fund (b)	173,837	1,787,044
TIAA-CREF Social Choice Equity Fund (b)	74,571	1,251,298
Touchstone Premium Yield Equity Fund (d)	75,320	714,032
TOTAL NON-AFFILIATED INVESTMENT COMPANIES
(Cost $16,132,342)		16,527,275
TOTAL INVESTMENTS: 100.1%
(Cost $21,114,153)		22,393,916
OTHER ASSETS AND LIABILITIES—
(Net): -0.1%		(29,733)
Net Assets: 100.0%		$22,364,183

(a)  Non income producing security

(b)  Institutional Class shares—See Note C in the Notes to Financial Statements

(c)  Investor Class shares

(d)  Class Y shares

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS
35

December 31, 2014

Schedule of Investments

Income Portfolio

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 5.3%
Consumer Discretionary: 0.9%
DISH Network Corp., Class A (a)	245	$17,858
Home Depot, Inc., The	92	9,657
SES SA	137	4,926
Target Corp.	137	10,400
Time Warner Cable, Inc.	71	10,796
Time Warner, Inc.	178	15,205
Twenty-First Century Fox, Inc., Class B	277	10,219
		79,061
Consumer Staples: 0.6%
Coca-Cola Co., The	144	6,081
CVS Caremark Corp.	184	17,720
Kellogg Co.	100	6,544
Kimberly-Clark Corp.	61	7,048
PepsiCo, Inc.	102	9,645
Sysco Corp.	103	4,088
		51,126
Energy: 0.5%
Cameron International Corp. (a)	103	5,145
ConocoPhillips	150	10,359
National Oilwell Varco, Inc.	112	7,339
Noble Corp PLC	140	2,320
Royal Dutch Shell PLC, ADR	127	8,503
Schlumberger, Ltd.	98	8,370
		42,036
Financials: 1.3%
American Express Co.	110	10,234
American Tower Corp., REIT	73	7,216
Bank of New York Mellon Corp., The	131	5,315
Capital One Financial Corp.	67	5,531
Citigroup, Inc.	146	7,900
JPMorgan Chase & Co.	268	16,771
Marsh & McLennan Cos., Inc.	131	7,498
MetLife, Inc.	97	5,247
Progressive Corp., The	99	2,672
State Street Corp.	115	9,028
Synchrony Financial (a)	196	5,831
Travelers Cos., Inc., The	79	8,362
US Bancorp	290	13,036
Wells Fargo & Co.	306	16,775
		121,416
Health Care: 0.5%
Amgen, Inc.	57	9,080
Anthem, Inc.	70	8,797
Johnson & Johnson	75	7,843
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care, continued
Merck & Co., Inc.	149	$8,462
Novartis AG, ADR	54	5,004
Teva Pharmaceutical Industries, Ltd., ADR	96	5,521
		44,707
Industrials: 0.6%
Danaher Corp.	121	10,371
Emerson Electric Co.	112	6,914
General Electric Co.	441	11,144
Honeywell International, Inc.	114	11,391
Illinois Tool Works, Inc.	96	9,091
		48,911
Information Technology: 0.5%
EMC Corp.	283	8,416
IBM	24	3,851
Microsoft Corp.	140	6,503
Motorola Solutions, Inc.	105	7,043
Nuance Communications, Inc. (a)	376	5,366
TE Connectivity, Ltd.	127	8,033
Xerox Corp	448	6,209
		45,421
Materials: 0.2%
Air Products & Chemicals, Inc.	34	4,904
Crown Holdings, Inc. (a)	160	8,144
Martin Marietta Materials, Inc.	45	4,964
		18,012
Telecommunication Services: 0.1%
Vodafone Group PLC, ADR	136	4,647
Utilities: 0.1%
Sempra Energy	75	8,352
TOTAL COMMON STOCKS
(Cost $309,671)		463,689
AFFILIATED INVESTMENT COMPANIES: 9.2%
Pax MSCI International ESG Index Fund (b)	37,875	304,890
Pax World Global Environmental Markets Fund (b)	8,924	109,851
Pax World High Yield Bond Fund (b)	18,864	132,240
Pax World Small Cap Fund (b)	18,194	254,714
TOTAL AFFILIATED INVESTMENT COMPANIES
(Cost $759,055)		801,695

SEE NOTES TO FINANCIAL STATEMENTS
36

December 31, 2014

Schedule of Investments, continued

Income Portfolio, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
NON-AFFILIATED INVESTMENT COMPANIES: 86.0%
Access Capital Community Investment Fund (b)	59,145	$551,826
Appleseed Fund (b)	2,343	28,978
Ariel Fund (b)	1,470	105,609
CRA Qualified Investment Fund (b)	15,645	168,339
Eventide Gilead Fund (a)(b)	18,706	498,690
Neuberger Berman Socially Responsive Fund (b)	12,879	445,476
Parnassus Core Equity Fund (b)	17,844	727,159
PIMCO Income Fund (b)	102,883	1,268,548
Praxis Intermediate Income Fund (b)	106,988	1,123,378
Portfolio 21 Global Equity Fund (b)	186	6,692
Schroder Emerging Market Equity Fund (c)	14,130	177,891
TIAA-CREF Social Choice Bond Fund (b)	115,426	1,186,580
TIAA-CREF Social Choice Equity Fund (b)	33,603	563,852
Touchstone Premium Yield Equity Fund (d)	66,337	628,872
TOTAL NON-AFFILIATED INVESTMENT COMPANIES
(Cost $7,306,455)		7,481,890
TOTAL INVESTMENTS: 100.5%
(Cost $8,375,181)		8,747,274
OTHER ASSETS AND LIABILITIES—
(Net): -0.5%		(43,196)
Net Assets: 100.0%		$8,704,078

(a)  Non income producing security

(b)  Institutional Class shares—See Note C in the Notes to Financial Statements

(c)  Investor Class shares

(d)  Class Y shares

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS
37

December 31, 2014

Statements of Assets and Liabilities

ASSETS	Growth	Growth and Income
Investments, at cost—Note A	$14,932,268	$16,345,779
Investments in unaffiliated issuers, at value—Note A	$13,718,000	$14,938,022
Investments in affiliated issuers, at value	3,040,578	2,664,994
Total Investments	16,758,578	17,603,016
Cash	1,794	33,232
Foreign currency at value (cost: $0; $0; $1; and $1, respectively)	—	—
Prepaid Expenses	1,855	1,158
Receivables:
Capital stock sold	18,455	20,347
Dividends—Note B	5,370	3,902
Total Assets	16,786,052	17,661,655
LIABILITIES
Payables:
Capital stock reacquired	1,095	—
Accrued expenses:
Investment advisory fees—Note B	6,835	6,679
Distribution expense	4,039	5,757
Transfer agent fees	6,112	7,527
Compliance expense	114	117
Custodian fees	9,807	12,946
Legal and audit fees	25,051	30,029
Other accrued expenses	5,212	5,685
Total Liabilities	58,265	68,740
NET ASSETS	$16,727,787	$17,592,915

SEE NOTES TO FINANCIAL STATEMENTS
38

December 31, 2014

ASSETS	Balanced	Income
Investments, at cost—Note A	$21,114,153	$8,375,181
Investments in unaffiliated issuers, at value—Note A	$18,982,498	$7,945,579
Investments in affiliated issuers, at value	3,411,418	801,695
Total Investments	22,393,916	8,747,274
Cash	19,572	10,613
Foreign currency at value (cost: $0; $0; $1; and $1, respectively)	1	1
Prepaid Expenses	2,156	1,128
Receivables:
Capital stock sold	13,874	1,451
Dividends—Note B	4,188	801
Total Assets	22,433,707	8,761,268
LIABILITIES
Payables:
Capital stock reacquired	235	—
Accrued expenses:
Investment advisory fees—Note B	7,977	3,042
Distribution expense	7,230	2,422
Transfer agent fees	7,967	5,477
Compliance expense	119	116
Custodian fees	10,952	10,872
Legal and audit fees	30,060	30,037
Other accrued expenses	4,984	5,224
Total Liabilities	69,524	57,190
NET ASSETS	$22,364,183	$8,704,078

SEE NOTES TO FINANCIAL STATEMENTS
39

December 31, 2014

Statements of Assets and Liabilities, continued

	Growth	Growth and Income
NET ASSETS REPRESENTED BY
Paid in Capital	$14,329,952	$15,902,482
Undistributed (distributions in excess of) net investment income	23,240	28,802
Accumulated net realized gain (loss)	548,285	404,390
Net unrealized appreciation (depreciation) of:
Investments	1,826,310	1,257,237
Foreign currency translations	—	4
NET ASSETS	$16,727,787	$17,592,915
Class A
Net assets	$10,376,961	$10,785,440
Capital Shares Outstanding	799,647	863,658
Net asset value per share	$12.98	$12.49
Institutional Class
Net assets	$4,160,488	$2,524,537
Capital Shares Outstanding	319,879	201,691
Net asset value per share	$13.01	$12.52
Class C
Net assets	$2,190,338	$4,282,938
Capital Shares Outstanding	170,904	344,346
Net asset value per share	$12.82	$12.44

SEE NOTES TO FINANCIAL STATEMENTS
40

December 31, 2014

	Balanced	Income
NET ASSETS REPRESENTED BY
Paid in Capital	$20,644,546	$8,176,847
Undistributed (distributions in excess of) net investment income	32,562	18,714
Accumulated net realized gain (loss)	407,312	136,424
Net unrealized appreciation (depreciation) of:
Investments	1,279,763	372,093
Foreign currency translations	—	—
NET ASSETS	$22,364,183	$8,704,078
Class A
Net assets	$11,365,351	$4,292,356
Capital Shares Outstanding	953,914	388,817
Net asset value per share	$11.91	$11.04
Institutional Class
Net assets	$4,933,866	$2,524,615
Capital Shares Outstanding	413,267	228,360
Net asset value per share	$11.94	$11.06
Class C
Net assets	$6,064,966	$1,887,107
Capital Shares Outstanding	514,136	173,156
Net asset value per share	$11.80	$10.90

SEE NOTES TO FINANCIAL STATEMENTS
41

Year Ended December 31, 2014

Statements of Operations

	Growth	Growth and Income
INVESTMENT INCOME
Income
Dividends (net of foreign withholding tax of $1,444; $1,019; $1,055; and $261, respectively)	$224,201	$305,403
Dividends from Affiliated Issuers—Note C	73,486	79,499
Total Income	297,687	384,902
Expenses
Investment advisory fees—Note B	84,740	72,995
Distribution expenses—Class A (Note B)	25,125	20,177
Distribution expenses—Class C (Note B)	5,252	10,593
Service plan expenses—Class C (Note B)	15,756	31,780
Transfer agent fees	31,422	42,561
Printing and other shareholder communication fees	10,424	11,718
Custodian fees	89,260	94,079
Legal fees and related expenses	24,953	24,593
Trustees' fees and expenses	19,494	19,621
Compliance expense	12,914	12,913
Audit fees	24,483	29,509
Registration fees	46,297	50,014
Other expenses	3,448	3,216
Total Expenses	393,568	423,769
Less:
Advisory fee waiver—Note B	(14,292)	(11,177)
Expenses assumed by Adviser—Note B	(200,718)	(239,352)
Net expenses	178,558	173,240
Net investment income (loss)	119,129	211,662
REALIZED AND UNREALIZED GAIN (LOSS)—Notes A and C
Net realized gain (loss) on:
Investments in unaffiliated issuers	663,215	473,087
Investments in affiliated issuers	42,508	17,710
Foreign currency transactions	(17)	(11)
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	456,054	420,262
Investments in affiliated issuers	(179,664)	(169,515)
Foreign currency translation	(17)	(15)
Net realized and unrealized gain (loss) on investments and foreign currency	982,079	741,518
Net increase in net assets resulting from operations	$1,101,208	$953,180

SEE NOTES TO FINANCIAL STATEMENTS
42

Year Ended December 31, 2014

	Balanced	Income
INVESTMENT INCOME
Income
Dividends (net of foreign withholding tax of $1,444; $1,019; $1,055; and $261, respectively)	$364,779	$229,568
Dividends from Affiliated Issuers—Note C	82,256	20,446
Total Income	447,035	250,014
Expenses
Investment advisory fees—Note B	85,983	36,847
Distribution expenses—Class A (Note B)	23,347	9,899
Distribution expenses—Class C (Note B)	9,387	4,009
Service plan expenses—Class C (Note B)	28,161	12,028
Transfer agent fees	43,523	34,659
Printing and other shareholder communication fees	11,593	5,275
Custodian fees	94,804	91,231
Legal fees and related expenses	24,871	24,166
Trustees' fees and expenses	19,404	19,179
Compliance expense	12,914	12,914
Audit fees	29,509	29,509
Registration fees	48,462	46,810
Other expenses	3,018	2,869
Total Expenses	434,976	329,395
Less:
Advisory fee waiver—Note B	(12,368)	(3,120)
Expenses assumed by Adviser—Note B	(237,558)	(247,733)
Net expenses	185,050	78,542
Net investment income (loss)	261,985	171,472
REALIZED AND UNREALIZED GAIN (LOSS)—Notes A and C
Net realized gain (loss) on:
Investments in unaffiliated issuers	464,480	162,006
Investments in affiliated issuers	32,232	8,530
Foreign currency transactions	(13)	(3)
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	489,135	199,783
Investments in affiliated issuers	(186,148)	(41,625)
Foreign currency translation	(15)	(9)
Net realized and unrealized gain (loss) on investments and foreign currency	799,671	328,682
Net increase in net assets resulting from operations	$1,061,656	$500,154
SEE NOTES TO FINANCIAL STATEMENTS
43

December 31, 2014

Statements of Changes in Net Assets

	Growth		Growth and Income
INCREASE (DECREASE) IN NET ASSETS	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13
Operations
Investment income (loss), net	$119,129	$104,792	$211,662	$165,543
Net realized gain (loss) on investments and foreign currency transactions	705,706	3,047,209	490,786	2,588,384
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	276,373	377,595	250,732	(112,121)
Net increase (decrease) in net assets resulting from operations	1,101,208	3,529,596	953,180	2,641,806
Distributions to shareholders from: Net investment income
Class A	(54,387)	(53,546)	(126,321)	(50,331)
Institutional Class	(30,602)	(21,066)	(35,381)	(49,941)
Class C	(10,883)	—	(21,147)	(11,125)
Realized gains
Class A	(278,058)	(1,418,812)	(204,878)	(727,212)
Institutional Class	(102,077)	(473,134)	(51,465)	(180,481)
Class C	(57,773)	(301,442)	(102,057)	(449,890)
Total distributions to shareholders	(533,780)	(2,268,000)	(541,249)	(1,468,980)
From capital share transactions:
Class A
Proceeds from shares sold	2,887,030	2,277,031	4,841,148	2,408,249
Proceeds from reinvestment of distributions	329,376	1,451,656	306,513	715,020
Cost of shares redeemed	(2,641,932)	(5,017,656)	(541,074)	(959,275)
Net increase (decrease) from Class A transactions	574,474	(1,288,969)	4,606,587	2,163,994
Institutional Class
Proceeds from shares sold	454,832	2,854,807	934,971	1,601,782
Proceeds from reinvestment of distributions	130,249	482,875	87,058	230,130
Cost of shares redeemed	(72,402)	(1,705,238)	(45,615)	(6,533,762)
Net increase (decrease) from Institutional Class transactions	512,679	1,632,444	976,414	(4,701,850)
Class C
Proceeds from shares sold	132,705	196,939	1,440,938	1,683,932
Proceeds from reinvestment of distributions	59,105	268,837	120,761	453,647
Cost of shares redeemed	(219,361)	(141,736)	(1,111,570)	(768,641)
Net increase (decrease) from Class C transactions	(27,551)	324,040	450,129	1,368,938
Net increase (decrease) from capital share transactions	1,059,602	667,515	6,033,130	(1,168,918)
Net increase (decrease) in net assets	1,627,030	1,929,111	6,445,061	3,908
Net assets
Beginning of period	15,100,757	13,171,646	11,147,854	11,143,946
End of period (1)	$16,727,787	$15,100,757	$17,592,915	$11,147,854
(1) Includes undistributed net investment income (loss)	$23,240	$—	$28,802	$—

SEE NOTES TO FINANCIAL STATEMENTS
44

December 31, 2014

	Balanced		Income
INCREASE (DECREASE) IN NET ASSETS	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13
Operations
Investment income (loss), net	$261,985	$236,949	$171,472	$148,252
Net realized gain (loss) on investments and foreign currency transactions	496,699	2,768,216	170,532	802,292
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	302,972	(250,226)	158,150	(251,679)
Net increase (decrease) in net assets resulting from operations	1,061,656	2,754,939	500,154	698,865
Distributions to shareholders from: Net investment income
Class A	(128,935)	(84,674)	(80,583)	(39,782)
Institutional Class	(66,969)	(74,915)	(52,308)	(65,475)
Class C	(33,506)	(12,363)	(23,426)	(15,482)
Realized gains
Class A	(176,658)	(828,004)	(57,312)	(230,970)
Institutional Class	(79,200)	(479,882)	(31,605)	(212,355)
Class C	(68,832)	(334,845)	(23,447)	(127,901)
Total distributions to shareholders	(554,100)	(1,814,683)	(268,681)	(691,965)
From capital share transactions:
Class A
Proceeds from shares sold	4,545,854	2,093,463	2,894,398	1,223,032
Proceeds from reinvestment of distributions	293,128	868,766	123,799	251,962
Cost of shares redeemed	(1,205,578)	(2,989,473)	(1,580,916)	(505,884)
Net increase (decrease) from Class A transactions	3,633,404	(27,244)	1,437,281	969,110
Institutional Class
Proceeds from shares sold	1,192,456	2,475,203	277,364	376,501
Proceeds from reinvestment of distributions	146,185	552,609	83,496	277,384
Cost of shares redeemed	(844,061)	(6,469,621)	(68,372)	(3,374,521)
Net increase (decrease) from Institutional Class transactions	494,580	(3,441,809)	292,488	(2,720,636)
Class C
Proceeds from shares sold	3,245,828	1,334,460	492,020	660,504
Proceeds from reinvestment of distributions	100,343	341,122	45,063	135,785
Cost of shares redeemed	(461,376)	(746,537)	(140,133)	(184,368)
Net increase (decrease) from Class C transactions	2,884,795	929,045	396,950	611,921
Net increase (decrease) from capital share transactions	7,012,779	(2,540,008)	2,126,719	(1,139,605)
Net increase (decrease) in net assets	7,520,335	(1,599,752)	2,358,192	(1,132,705)
Net assets
Beginning of period	14,843,848	16,443,600	6,345,886	7,478,591
End of period (1)	$22,364,183	$14,843,848	$8,704,078	$6,345,886
(1) Includes undistributed net investment income (loss)	$35,562	$—	$18,714	$3,251

SEE NOTES TO FINANCIAL STATEMENTS
45

December 31, 2014

Statements of Changes in Net Assets—Shares of Beneficial Interest

	Growth		Growth and Income
	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13
Class A
Shares sold	228,987	176,587	391,582	187,371
Shares issued in reinvestment of distributions	25,383	118,576	24,476	60,003
Shares redeemed	(208,536)	(401,895)	(44,388)	(75,508)
Net increase (decrease) in shares outstanding	45,834	(106,732)	371,670	171,866
Institutional Class
Shares sold	35,769	211,934	76,009	126,257
Shares issued in reinvestment of distributions	10,009	39,379	6,944	19,225
Shares redeemed	(5,699)	(125,643)	(3,656)	(491,008)
Net increase (decrease) in shares outstanding	40,079	125,670	79,297	(345,526)
Class C
Shares sold	10,518	15,253	118,410	127,506
Shares issued in reinvestment of distributions	4,597	22,072	9,693	38,243
Shares redeemed	(17,702)	(11,276)	(89,684)	(60,601)
Net increase (decrease) in shares outstanding	(2,587)	26,049	38,419	105,148

SEE NOTES TO FINANCIAL STATEMENTS
46

December 31, 2014

	Balanced		Income
	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13
Class A
Shares sold	387,424	171,039	266,000	107,103
Shares issued in reinvestment of distributions	24,621	76,004	11,223	23,583
Shares redeemed	(102,116)	(241,932)	(142,898)	(44,296)
Net increase (decrease) in shares outstanding	309,929	5,111	134,325	86,390
Institutional Class
Shares sold	101,067	197,931	25,209	33,074
Shares issued in reinvestment of distributions	12,253	48,251	7,554	25,746
Shares redeemed	(72,331)	(511,983)	(6,426)	(292,301)
Net increase (decrease) in shares outstanding	40,989	(265,801)	26,337	(233,481)
Class C
Shares sold	276,350	111,858	45,241	58,741
Shares issued in reinvestment of distributions	8,505	30,106	4,135	12,837
Shares redeemed	(39,809)	(61,992)	(13,088)	(16,287)
Net increase (decrease) in shares outstanding	245,046	79,972	36,288	55,291

SEE NOTES TO FINANCIAL STATEMENTS
47

December 31, 2014

Financial Highlights

Selected data for a share outstanding throughout each period

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
Growth Portfolio
Class A
Year Ended December 31, 2014	$12.51	$0.10	$0.79	$0.89	$0.07	$0.35	$0.42
Year Ended December 31, 2013	11.33	0.11	3.10	3.21	0.07	1.96	2.03
Year Ended December 31, 2012	10.30	0.11	1.02	1.13	0.10	–	0.10
Year Ended December 31, 2011	10.89	0.12	(0.61)	(0.49)	0.07	0.03	0.10
Period Ended December 31, 2010[5]	10.00	0.13	0.86	0.99	0.10	–	0.10
Institutional Class
Year Ended December 31, 2014	$12.54	$0.13	$0.79	$0.92	$0.10	$0.35	$0.45
Year Ended December 31, 2013	11.37	0.12	3.12	3.24	0.11	1.96	2.07
Year Ended December 31, 2012	10.34	0.12	1.04	1.16	0.13	–	0.13
Year Ended December 31, 2011	10.91	0.14	(0.59)	(0.45)	0.09	0.03	0.12
Period Ended December 31, 2010[5]	10.00	0.13	0.90	1.03	0.12	–	0.12
Class C
Year Ended December 31, 2014	$12.45	$–	$0.79	$0.79	$0.07	$0.35	$0.42
Year Ended December 31, 2013	11.31	(0.01)	3.11	3.10	–	1.96	1.96
Year Ended December 31, 2012	10.29	0.02	1.03	1.05	0.03	–	0.03
Year Ended December 31, 2011	10.88	0.03	(0.58)	(0.55)	0.01	0.03	0.04
Period Ended December 31, 2010[5]	10.00	0.04	0.88	0.92	0.04	–	0.04
Growth and Income Portfolio
Class A
Year Ended December 31, 2014	$12.13	$0.20	$0.62	$0.82	$0.16	$0.30	$0.46
Year Ended December 31, 2013	11.30	0.16	2.50	2.66	0.13	1.70	1.83
Year Ended December 31, 2012	10.38	0.18	0.91	1.09	0.17	–	0.17
Year Ended December 31, 2011	10.80	0.20	(0.43)	(0.23)	0.19	0.00[6]	0.19
Period Ended December 31, 2010[5]	10.00	0.25	0.72	0.97	0.17	–	0.17
Institutional Class
Year Ended December 31, 2014	$12.15	$0.24	$0.62	$0.86	$0.19	$0.30	$0.49
Year Ended December 31, 2013	11.30	0.22	2.49	2.71	0.16	1.70	1.86
Year Ended December 31, 2012	10.37	0.20	0.93	1.13	0.20	–	0.20
Year Ended December 31, 2011	10.80	0.22	(0.44)	(0.22)	0.21	0.00[6]	0.21
Period Ended December 31, 2010[5]	10.00	0.22	0.76	0.98	0.19	–	0.19
Class C
Year Ended December 31, 2014	$12.08	$0.11	$0.61	$0.72	$0.06	$0.30	$0.36
Year Ended December 31, 2013	11.27	0.06	2.50	2.56	0.05	1.70	1.75
Year Ended December 31, 2012	10.34	0.09	0.95	1.04	0.08	–	0.08
Year Ended December 31, 2011	10.78	0.11	(0.44)	(0.33)	0.11	0.00[6]	0.11
Period Ended December 31, 2010[5]	10.00	0.14	0.75	0.89	0.11	–	0.11

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges based on net asset value. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized.

5  Commencement of operations—January 4, 2010

6  Rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS
48

December 31, 2014

				Ratios to average net assets[3]
	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses including reimbursements and waivers	Net investment income	Gross expenses excluding reimbursements and waivers	Portfolio Turnover[4]
Growth Portfolio
Class A
Year Ended December 31, 2014	$12.98	7.11%	$10,377	1.08%	0.80%	2.44%	21%
Year Ended December 31, 2013	12.51	28.84%	9,432	1.26%	0.88%	2.87%	126%
Year Ended December 31, 2012	11.33	11.04%	9,751	1.32%	1.04%	3.19%	45%
Year Ended December 31, 2011	10.30	(4.50%)	1,463	1.19%	1.09%	6.37%	53%
Period Ended December 31, 2010[5]	10.89	9.96%	768	1.23%	1.32%	8.40%	40%
Institutional Class
Year Ended December 31, 2014	$13.01	7.35%	$4,160	0.83%	1.02%	2.19%	21%
Year Ended December 31, 2013	12.54	28.98%	3,508	1.01%	0.90%	2.62%	126%
Year Ended December 31, 2012	11.37	11.24%	1,753	1.06%	1.12%	2.94%	45%
Year Ended December 31, 2011	10.34	(4.12%)	2,582	0.94%	1.27%	6.12%	53%
Period Ended December 31, 2010[5]	10.91	10.33%	2,579	0.98%	1.32%	8.15%	40%
Class C
Year Ended December 31, 2014	$12.82	6.31%	$2,190	1.83%	0.00%	3.19%	21%
Year Ended December 31, 2013	12.45	27.84%	2,160	2.01%	(0.10%)	3.62%	126%
Year Ended December 31, 2012	11.31	10.15%	1,667	2.06%	0.21%	3.93%	45%
Year Ended December 31, 2011	10.29	(5.10%)	1,501	1.94%	0.27%	7.12%	53%
Period Ended December 31, 2010[5]	10.88	9.16%	1,324	1.98%	0.43%	9.15%	40%
Growth and Income Portfolio
Class A
Year Ended December 31, 2014	$12.49	6.83%	$10,785	1.02%	1.65%	2.76%	12%
Year Ended December 31, 2013	12.13	23.86%	5,966	1.12%	1.25%	3.02%	140%
Year Ended December 31, 2012	11.30	10.60%	3,618	1.13%	1.64%	3.61%	48%
Year Ended December 31, 2011	10.38	(2.16%)	2,460	1.00%	1.84%	4.12%	51%
Period Ended December 31, 2010[5]	10.80	9.79%	2,068	1.08%	2.42%	5.17%	30%
Institutional Class
Year Ended December 31, 2014	$12.52	7.13%	$2,525	0.77%	1.96%	2.52%	12%
Year Ended December 31, 2013	12.15	24.32%	1,487	0.87%	1.77%	2.77%	140%
Year Ended December 31, 2012	11.30	10.96%	5,286	0.88%	1.86%	3.36%	48%
Year Ended December 31, 2011	10.37	(2.01%)	4,785	0.78%	2.07%	3.89%	51%
Period Ended December 31, 2010[5]	10.80	9.93%	4,705	0.83%	2.18%	4.92%	30%
Class C
Year Ended December 31, 2014	$12.44	6.02%	$4,283	1.77%	0.89%	3.52%	12%
Year Ended December 31, 2013	12.08	22.94%	3,694	1.87%	0.44%	3.77%	140%
Year Ended December 31, 2012	11.27	9.80%	2,240	1.88%	0.84%	4.35%	48%
Year Ended December 31, 2011	10.34	(3.01%)	2,244	1.79%	1.08%	4.91%	51%
Period Ended December 31, 2010[5]	10.78	8.93%	1,516	1.83%	1.36%	5.93%	30%

SEE NOTES TO FINANCIAL STATEMENTS
49

December 31, 2014

Financial Highlights, continued

Selected data for a share outstanding throughout each period

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
Balanced Portfolio
Class A
Year Ended December 31, 2014	$11.56	$0.19	$0.54	$0.73	$0.15	$0.23	$0.38
Year Ended December 31, 2013	11.22	0.17	1.76	1.93	0.14	1.45	1.59
Year Ended December 31, 2012	10.45	0.19	0.75	0.94	0.16	0.01	0.17
Year Ended December 31, 2011	10.57	0.22	(0.10)	0.12	0.20	0.04	0.24
Period Ended December 31, 2010[5]	10.00	0.21	0.53	0.74	0.17	–	0.17
Institutional Class
Year Ended December 31, 2014	$11.58	$0.23	$0.53	$0.76	$0.17	$0.23	$0.40
Year Ended December 31, 2013	11.23	0.21	1.76	1.97	0.17	1.45	1.62
Year Ended December 31, 2012	10.46	0.22	0.74	0.96	0.18	0.01	0.19
Year Ended December 31, 2011	10.58	0.24	(0.10)	0.14	0.22	0.04	0.26
Period Ended December 31, 2010[5]	10.00	0.21	0.56	0.77	0.19	–	0.19
Class C
Year Ended December 31, 2014	$11.47	$0.08	$0.56	$0.64	$0.08	$0.23	$0.31
Year Ended December 31, 2013	11.14	0.07	1.76	1.83	0.05	1.45	1.50
Year Ended December 31, 2012	10.39	0.11	0.74	0.85	0.09	0.01	0.10
Year Ended December 31, 2011	10.53	0.14	(0.10)	0.04	0.14	0.04	0.18
Period Ended December 31, 2010[5]	10.00	0.13	0.53	0.66	0.13	–	0.13
Income Portfolio
Class A
Year Ended December 31, 2014	$10.72	$0.25	$0.44	$0.69	$0.22	$0.15	$0.37
Year Ended December 31, 2013	10.92	0.22	0.81	1.03	0.20	1.03	1.23
Year Ended December 31, 2012	10.51	0.22	0.51	0.73	0.22	0.10	0.32
Year Ended December 31, 2011	10.55	0.25	0.02	0.27	0.24	0.07	0.31
Period Ended December 31, 2010[5]	10.00	0.21	0.53	0.74	0.19	–	0.19
Institutional Class
Year Ended December 31, 2014	$10.73	$0.28	$0.44	$0.72	$0.24	$0.15	$0.39
Year Ended December 31, 2013	10.93	0.25	0.81	1.06	0.23	1.03	1.26
Year Ended December 31, 2012	10.52	0.24	0.52	0.76	0.25	0.10	0.35
Year Ended December 31, 2011	10.56	0.28	0.01	0.29	0.26	0.07	0.33
Period Ended December 31, 2010[5]	10.00	0.22	0.54	0.76	0.20	–	0.20
Class C
Year Ended December 31, 2014	$10.60	$0.16	$0.43	$0.59	$0.14	$0.15	$0.29
Year Ended December 31, 2013	10.82	0.13	0.81	0.94	0.13	1.03	1.16
Year Ended December 31, 2012	10.42	0.14	0.51	0.65	0.15	0.10	0.25
Year Ended December 31, 2011	10.50	0.18	0.01	0.19	0.20	0.07	0.27
Period Ended December 31, 2010[5]	10.00	0.13	0.52	0.65	0.15	–	0.15

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, and does not reflect the deduction of any applicable sales charges based on net asset value. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized.

5  Commencement of operations—January 4, 2010

SEE NOTES TO FINANCIAL STATEMENTS
50

December 31, 2014

				Ratios to average net assets[3]
	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses including reimbursements and waivers	Net investment income	Gross expenses excluding reimbursements and waivers	Portfolio Turnover[4]
Balanced Portfolio
Class A
Year Ended December 31, 2014	$11.91	6.28%	$11,365	0.96%	1.64%	2.40%	16%
Year Ended December 31, 2013	11.56	17.48%	7,446	1.08%	1.36%	2.47%	106%
Year Ended December 31, 2012	11.22	9.02%	7,167	1.08%	1.75%	3.02%	42%
Year Ended December 31, 2011	10.45	1.04%	4,399	1.01%	2.07%	4.24%	46%
Period Ended December 31, 2010[5]	10.57	7.50%	2,071	1.10%	2.05%	5.19%	36%
Institutional Class
Year Ended December 31, 2014	$11.94	6.59%	$4,934	0.71%	1.91%	2.15%	16%
Year Ended December 31, 2013	11.58	17.86%	4,312	0.83%	1.71%	2.22%	106%
Year Ended December 31, 2012	11.23	9.26%	7,169	0.83%	1.99%	2.77%	42%
Year Ended December 31, 2011	10.46	1.24%	5,380	0.76%	2.27%	4.02%	46%
Period Ended December 31, 2010[5]	10.58	7.74%	5,292	0.85%	2.09%	4.93%	36%
Class C
Year Ended December 31, 2014	$11.80	5.52%	$6,065	1.71%	0.70%	3.14%	16%
Year Ended December 31, 2013	11.47	16.70%	3,086	1.83%	0.57%	3.22%	106%
Year Ended December 31, 2012	11.14	8.17%	2,108	1.83%	1.02%	3.77%	42%
Year Ended December 31, 2011	10.39	0.28%	931	1.76%	1.30%	5.00%	46%
Period Ended December 31, 2010[5]	10.53	6.68%	390	1.85%	1.34%	5.94%	36%
Income Portfolio
Class A
Year Ended December 31, 2014	$11.04	6.46%	$4,292	0.92%	2.24%	4.11%	27%
Year Ended December 31, 2013	10.72	9.65%	2,728	0.99%	1.93%	4.16%	97%
Year Ended December 31, 2012	10.92	6.99%	1,835	1.00%	2.01%	4.34%	84%
Year Ended December 31, 2011	10.51	2.51%	1,596	0.95%	2.35%	5.64%	45%
Period Ended December 31, 2010[5]	10.55	7.46%	1,164	1.10%	2.04%	6.67%	27%
Institutional Class
Year Ended December 31, 2014	$11.06	6.80%	$2,525	0.67%	2.54%	3.86%	27%
Year Ended December 31, 2013	10.73	9.89%	2,168	0.74%	2.17%	3.91%	97%
Year Ended December 31, 2012	10.93	7.23%	4,761	0.75%	2.25%	4.08%	84%
Year Ended December 31, 2011	10.52	2.74%	4,586	0.70%	2.61%	5.41%	45%
Period Ended December 31, 2010[5]	10.56	7.68%	4,107	0.85%	2.14%	6.41%	27%
Class C
Year Ended December 31, 2014	$10.90	5.65%	$1,887	1.67%	1.50%	4.86%	27%
Year Ended December 31, 2013	10.60	8.82%	1,450	1.74%	1.19%	4.91%	97%
Year Ended December 31, 2012	10.82	6.23%	882	1.75%	1.27%	5.09%	84%
Year Ended December 31, 2011	10.42	1.78%	661	1.70%	1.68%	6.35%	45%
Period Ended December 31, 2010[5]	10.50	6.54%	27	1.85%	1.27%	7.41%	27%

SEE NOTES TO FINANCIAL STATEMENTS
51

December 31, 2014

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Pax World Funds Series Trust I

NOTE A—Organization and Summary of Significant Accounting Policies

Organization Pax World Funds Series Trust I (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts on May 25, 2006. As of December 31, 2014, the Trust offered ten investment funds.

These financial statements relate only to the ESG Managers Growth Portfolio (the "Growth Portfolio"), ESG Managers Growth and Income Portfolio (the "Growth and Income Portfolio"), ESG Managers Balanced Portfolio (the "Balanced Portfolio"), and ESG Managers Income Portfolio (the "Income Portfolio") (each a "Fund" and collectively, the "Funds"), each a diversified series of the Trust. The Funds described herein commenced operations on January 4, 2010.

Each Fund has three classes of shares—Class A Shares, Institutional Class Shares and Class C Shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of such classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

The Funds use multiple advisers to seek to achieve their investment objectives and Morningstar Associates may allocate a portion of a Fund's assets to one or more investments, or to one or more subadvisers, who seek to invest the assets allocated to them consistent with the investment style specified by Morningstar (e.g., large cap blend, small/mid cap value, investment grade intermediate term bond). At present, the only subadviser engaged by the Adviser to manage a portion of the Funds is ClearBridge, with all other asset invested in the Underlying Funds. The potential risks and returns of each Fund vary with the degree to which each Fund's assets are invested in particular market segments and/or asset classes. Morningstar Associates will allocate each Fund's assets to Underlying Funds, funds managed by the Adviser or one or more subadvisers in Morningstar Associates' sole discretion.

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The Funds' "multi-manager" approach is designed to reduce the management risk inherent in individual security selection and to achieve lower volatility by combining complementary investment approaches. Allocation of assets among Underlying Funds and subadvisers is based on such factors as prudent diversification principles, general market outlooks (both domestic and global), historical performance, global markets' current valuations and other economic factors. Morningstar Associates may periodically adjust asset allocations to favor those Underlying Funds and subadvisers that Morningstar Associates believes will provide the most favorable outlook for achieving a Fund's investment objective. As a result, it is not possible to predict the extent to which any Fund's assets will be invested in a particular Underlying Fund or with any subadviser at any given time. The Adviser and/or Morningstar Associates may change the Funds' asset allocations at any time without notice to shareholders and without shareholder approval.

Morningstar establishes different allocations among Underlying Funds, the Adviser and subadvisers for each Fund. In general, relative to other Funds, the Growth Portfolio will have the greatest allocations to Underlying Funds and subadvisers investing principally in equity securities, each of the Growth and Income Portfolio and the Balanced Portfolio will have successively lower allocations to Underlying Funds and subadvisers investing principally in equity securities, and the Income Portfolio will have the lowest allocation to Underlying Funds and subadvisers investing principally in equity securities. Similarly, it is expected that in general, relative to the other Funds, the Income Portfolio will have the greatest allocation to Underlying Funds and subadvisers investing primarily in fixed income securities, the Balanced Portfolio and the Growth and Income Portfolio will have successively lower allocations to Underlying Funds and subadvisers investing primarily in fixed income securities, and the Growth Portfolio will have the lowest allocations to Underlying Funds and subadvisers investing primarily in fixed income securities.

With respect to the fixed income portion of its investment portfolio, each Fund may invest, through Underlying Funds or subadvisers, in (i) securities issued by the U.S. government, its agencies and instrumentalities, (ii) corporate bonds and asset backed securities of all types (including mortgage-backed securities), and (iii) securities of foreign issuers. Each Fund may purchase fixed income securities of any rating, including junk bonds (e.g., securities rated lower than BBB- by Standard & Poor's Ratings Group or Baa by Moody's Investors Service or unrated securities of comparable quality as determined by the

53

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Notes to Financial Statements, continued

Adviser, subadviser or the adviser of the Underlying Fund), though it is not currently anticipated that any Fund will invest more than 20% of its assets in junk bonds.

With respect to the equity portion of its investment portfolio, each Fund may invest, through Underlying Funds or subadvisers, in securities of companies with any market capitalization, and the Adviser, subadviser and/or the adviser of the Underlying Fund intends to focus on economic sectors that it believes offer the Funds the potential to meet their investment objectives. Each Fund may invest in the securities of other investment companies that are part of the Pax World family of investment companies, including in particular mutual funds (the "Underlying Pax Mutual Funds") managed by the Adviser. The Underlying Pax Mutual Funds include, but are not limited to, Pax World Global Environmental Markets Fund, Pax World High Yield Bond Fund, Pax World Small Cap Fund and Pax MSCI International ESG Index Fund. Each Fund may invest in the securities of other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules adopted thereunder.

The Growth Portfolio's primary investment objective is to seek long-term capital appreciation. The portfolio expects to invest (directly or indirectly through mutual funds and/or exchange-traded funds ("ETFs") almost all of its total assets in equity securities (e.g., stocks), although it may invest a small portion (generally less than 10%) of its total assets in fixed income securities. The Growth Portfolio may invest in domestic securities as well as securities of non-U.S. issuers, including investments in emerging markets.

The Growth and Income Portfolio's investment objective is to seek long-term capital appreciation plus current income. Under normal market conditions, the Growth and Income Portfolio expects to invest (directly or indirectly through mutual funds and/or ETFs) most of its total assets in equity securities (e.g., stocks) that pay current dividends and that the Adviser or a Sleeve Subadviser believes have the potential for capital appreciation, although, it may invest a portion of its assets (generally less than twenty percent) in fixed income securities (e.g., corporate bonds, U.S. Treasury securities, agency securities and municipal bonds). The Growth and Income Portfolio may invest in domestic securities as well as securities of non-U.S. issuers, including investments in emerging markets.

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Notes to Financial Statements, continued

The Balanced Portfolio's primary investment objective is to seek long-term capital appreciation. As a secondary objective and to the extent consistent with its primary investment objective, the Balanced Portfolio seeks current income. Under normal market conditions, the Balanced Portfolio expects to invest (directly or indirectly through mutual funds and/or ETFs) approximately 60%-75% of its total assets in equity securities (e.g., stocks) and approximately 25%-40% of its total assets in fixed income securities (e.g., corporate bonds, U.S. Treasury securities, agency securities and municipal bonds), depending on market conditions. The Balanced Portfolio may invest in domestic securities as well as securities of non-U.S. issuers, including investments in emerging markets, though it is not currently anticipated that a significant portion of its assets would be invested in emerging market securities.

The Income Portfolio's primary investment objective is to maximize current income while preserving capital. As a secondary objective and to the extent consistent with its primary investment objective, the Income Portfolio seeks capital appreciation. Under normal market conditions, the Income Portfolio expects to invest (directly or indirectly through mutual funds and/or ETFs) at least 65% of its total assets in fixed income securities (e.g., corporate bonds, U.S. Treasury securities, agency securities and municipal bonds). The Income Portfolio may invest in securities of non-U.S. issuers including investments in emerging markets, though it is not currently anticipated that a significant portion of its assets would be invested in emerging market securities.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects this risk of loss to be remote.

Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ

55

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Notes to Financial Statements, continued

from those estimates. The Funds apply Investment Company accounting and reporting guidance.

Valuation of Investments For purposes of calculating the net asset value ("NAV"), determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the "NYSE Close") on the New York Stock Exchange ("NYSE") on each day (a "Business Day") that the NYSE is open for trading, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. U.S. and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day. Affiliated and unaffiliated investment companies are valued at NAV.

For the purpose of these financial statements, fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Investments denominated in currencies other than the U.S. dollar are converted to U.S. dollars using daily exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds' investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board of Trustees (so called "evaluated pricing"). The Board has delegated to the Adviser's Best Execution and Valuation Committee the day-to-day responsibility for making evaluated pricing determinations with respect to Fund holdings. The Best Execution and Valuation Committee is comprised of representatives of the Adviser, including several members of the Portfolio Management team, the Director of Trading, the Chief Compliance Officer and the Chief Financial Officer. One of the

56

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functions of the Best Execution and Valuation Committee is to value securities where current and reliable market quotations are not readily available. The Committee meets periodically and reports to the Board at each quarterly meeting regarding any securities for which evaluated pricing was employed during the previous quarter. All actions taken by the Best Execution and Valuation Committee are reviewed and ratified by the Board.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. Various factors may be considered in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time at which Funds' net asset value is determined; and changes in overall market conditions. At December 31, 2014, no management-appraised fair valued securities were held by any of the Funds.

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds' fair value pricing procedures require the Funds to consider changes in the fair value of non-U.S. securities between the time of the closing of the local market's exchange and the close of the NYSE. Generally, if there has been a movement in the U.S. market that exceeds a specified threshold, the Funds will assess whether the closing price on the local exchange is still appropriate. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds' fair value pricing procedures may differ from recent market prices for the investment.

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Notes to Financial Statements, continued

Fair Value Measurements Fair value is defined as the price that the Fund would receive upon selling an investment in orderly transaction between market participants. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

• Level 1 –  quoted prices in active markets for identical investments

• Level 2 –  other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 –  significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a general summary of valuation inputs and classifications for different categories of securities.

Equity Securities Equity securities, including common stocks, preferred stocks and exchange-traded funds, for which market quotations are readily available, valued at the last reported sale price or official closing price as reported by an independent pricing service, are generally categorized as Level 1 in the hierarchy. Non-U.S. equity securities may also be valued at official close, or may be valued based on the fair value pricing procedures noted above. When third-party fair value pricing of foreign securities methods are applied, they are generally categorized as Level 2. To the extent that inputs for equity securities are unobservable, values are categorized as Level 3 in the hierarchy.

Fixed Income Securities Fixed income securities, including corporate Bonds (both investment-grade and high-yield), U.S. Treasury Obligations, Government Bonds, Mortgage-Backed and Asset-Backed Securities and Municipal Bonds, are valued at evaluated prices received from independent pricing services, which are evaluated using various inputs and techniques which may include trade activity, broker-dealer quotes, yield curves, coupon rates, default rates, cash flows, models and other inputs, and are generally

58

December 31, 2014

Notes to Financial Statements, continued

categorized as Level 2 in the hierarchy. To the extent that inputs for fixed income securities are unobservable, values are categorized as Level 3 in the hierarchy.

Affiliated and Unaffiliated Investment Companies Investments in investment companies are valued at the Funds' closing net asset value and are generally categorized as Level 1.

Short-term Investments Short-term securities, including repurchase agreements with remaining maturities of 60 days or less, which are valued at amortized cost, are generally categorized as Level 2 in the hierarchy.

The following is a summary of the inputs used to value the Funds' net assets as of December 31, 2014:

	Level 1	Level 2	Level 3	Totals
Growth
Common Stocks	$3,161,152	$—	$—	$3,161,152
Affiliated Investment Companies	3,040,578	—	—	3,040,578
Unaffiliated Investment Companies	10,556,848	—	—	10,556,848
Total	$16,758,578	$—	$—	$16,758,578
Growth and Income
Common Stocks	$2,304,859	$—	$—	$2,304,859
Affiliated Investment Companies	2,664,994	—	—	2,664,994
Unaffiliated Investment Companies	12,633,163	—	—	12,633,163
Total	$17,603,016	$—	$—	$17,603,016
Balanced
Common Stocks	$2,455,223	$—	$—	$2,455,223
Affiliated Investment Companies	3,411,418	—	—	3,411,418
Unaffiliated Investment Companies	16,527,275	—	—	16,527,275
Total	$22,393,916	$—	$—	$22,393,916
Income
Common Stocks	$463,689	$—	$—	$463,689
Affiliated Investment Companies	801,695	—	—	801,695
Unaffiliated Investment Companies	7,481,890	—	—	7,481,890
Total	$8,747,274	$—	$—	$8,747,274

Transfers in and out of Levels during the year are assumed to be transferred on the last day of the period at their current value. During the year, Level 2 to Level 1 transfers were $32,828 for the Growth Portfolio, $21,071 for the

59

December 31, 2014

Notes to Financial Statements, continued

Growth and Income Portfolio, $26,644 for the Balanced Portfolio, and $4,926 for the Income Portfolio, due to the utilization of the pricing vendor's fair value pricing of foreign securities.

Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.

Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Funds expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Class Accounting Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. Each Fund has adopted a 12b-1 plan, applicable to certain classes of each of the Funds. Expenses of the Funds that are directly identifiable to a specific Fund, such as transfer agent fees, custody fees and registration fees, are applied to that Fund. Expenses that are not readily identifiable to a specific Fund, such as printing expense, Trustees' fees and legal fees, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Investment income, realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class of shares.

Federal Income Taxes Each of the Funds intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of

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December 31, 2014

Notes to Financial Statements, continued

the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. federal income tax purposes.

Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

Non-U.S. Securities Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of the Fund's investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; fluctuation in foreign currency exchange rates and the possible imposition of currency exchange controls. If the Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties

The Trust has entered into an Investment Advisory Contract (the "Agreement") with the Adviser. Pursuant to the terms of the agreement, the Adviser, subject to the supervision of the Board of Trustees of the Trust, is responsible for

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managing the assets of the Funds in accordance with the Funds' investment objective, investment programs and policies.

Pursuant to the Agreement the Adviser has contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Adviser also has contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Adviser. With respect to the portion of assets invested in mutual funds the Adviser is paid an advisory fee of 0.45%, and the Adviser continues to apply previously existing management fees to the portion of fund assets managed directly by a subadviser, resulting in annualized advisory fee ratios as follows during the period (expressed as a percentage of the average daily net assets of such Fund):

Fund	Managed Sleeves	Fund Investments	2014 Effective Advisory Fee
Growth	0.90%	0.45%	0.53%
Growth and Income	0.85%	0.45%	0.51%
Balanced	0.80%	0.45%	0.49%
Income	0.75%	0.45%	0.47%

The Adviser has entered into an Asset Allocation Agreement with Morningstar Associates, whereby Morningstar Associates, subject to the supervision of the Board of Trustees of the Trust and the Adviser, is responsible for certain portfolio construction services for the Funds.

As the portfolio construction adviser to the Adviser and each of the Funds, Morningstar Associates has primary responsibility for: (i) the design of the asset allocation strategy of each Fund, (ii) the amount of assets allocated to each Underlying Fund, subadviser and/or the Adviser, (iii) the evaluation, selection and recommendation to the Adviser and the Board of Trustees of the Underlying Funds to be invested in by each Fund and the hiring, termination and replacement of subadvisers to manage portions of the assets of each Fund, and (iv) together with the Adviser, overseeing and monitoring the ongoing performance of the pooled investment vehicles and subadvisers of each Fund.

The Adviser compensates Morningstar Associates out of the advisory fees it receives from the applicable Fund. As of December 31, 2014, the Adviser pays

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December 31, 2014

Notes to Financial Statements, continued

a fee to Morningstar Associates at an annual rate of 0.15% of the daily net assets of each Fund.

Pursuant to Subadvisory Contracts, the subadvisers manage the Funds' portfolios of securities and make decisions with respect to the purchase and sale of investments, subject to the general control of the Board of Trustees of the Funds, the Adviser, and Morningstar Associates. For their services under their respective Subadvisory Contracts, each subadviser receives from the Adviser a fee based on a percentage of the applicable average daily net assets from the Adviser's advisory fee (the "Subadvisory fees"). At present, the only subadviser engaged by the Adviser is ClearBridge.

Payment of fees to Morningstar and the subadvisers is the responsibility of the Adviser, and is not an additional expense of the Funds.

During the year, the Adviser voluntarily waived advisory fees related to a portion of the Acquired Fund Fees (operating expenses of underlying funds) for investments in other investment companies managed by the Adviser. For the year ended December 31, 2014, the Funds incurred the following advisory fees and fee waivers:

Fund	Gross Advisory Fee	Fees Waived	Net Advisory Fee
Growth	$84,740	$14,292	$70,448
Growth and Income	72,995	11,177	61,818
Balanced	85,983	12,368	73,615
Income	36,847	3,120	33,727

The Adviser has agreed contractually to reimburse a portion of the Fund's expenses so that the Fund's Other Expenses (excluding management fees, distribution and service fees, interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses and Acquired Fund Fees and expenses other than those attributable to advisory fees indirectly borne by the Fund through its investment in funds advised by the Adviser), as a percentage of its average net assets, do not exceed 0.39%, 0.34%, 0.29% and 0.24% on an annualized basis for the Growth Portfolio, Growth and Income Portfolio, Balanced Portfolio and Income Portfolio, respectively.

Such expenses include (i) investment advisory and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds' custodian

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December 31, 2014

Notes to Financial Statements, continued

and transfer agent; (iv) the fees of the Funds' legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Board of Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders. The table below summarizes contractual expense arrangements in place during the year (expressed as a percentage of the average daily net assets of each Fund):

	Capped Expenses
Fund	Managed Sleeves	Fund Investments	2014 Effective Expense Cap
Growth
Class A	1.54%	1.09%	1.17%
Institutional	1.29%	0.84%	0.92%
Class C	2.29%	1.84%	1.92%
Growth and Income
Class A	1.44%	1.04%	1.10%
Institutional	1.19%	0.79%	0.85%
Class C	2.19%	1.79%	1.85%
Balanced
Class A	1.34%	0.99%	1.03%
Institutional	1.09%	0.74%	0.78%
Class C	2.09%	1.74%	1.78%
Income
Class A	1.24%	0.94%	0.96%
Institutional	0.99%	0.69%	0.71%
Class C	1.99%	1.69%	1.71%

The Adviser has contractually agreed to reimburse expenses to the extent they exceed the expense caps indicated until at least December 31,2015. This reimbursement arrangement will continue in effect until at least December 31, 2015 unless modified or terminated by the Fund's Trustees.

Each of the Funds is subject to the expenses, including advisory fees, of the underlying funds in which it invests.

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For the year ended December 31, 2014, the dollar amounts of expense reimbursements for each of the Funds were as follows:

	Total Expenses Reimbursed By Adviser
Fund	Class A	Institutional	Class C
Growth	$126,938	$47,241	$26,539
Growth and Income	134,046	34,493	70,813
Balanced	127,439	59,228	50,891
Income	124,724	72,517	50,492

Each Fund has adopted a plan (a "12b-1 Plan") pursuant to Rule 12b-1 under the 1940 Act that allows it to pay distribution fees for the sale and distribution of its Class A and Class C shares and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. The Funds' distributor may pay all or any portion of the distribution fee to secure ties dealers or other organizations (including, but not limited to, any affiliate of the distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, and may retain all or any portion of the distribution fee as compensation for the distributor's services as principal underwriter of the indicated shares of such Fund. The annual fees may equal up to 0.25% for Class A or up to 0.75% for Class C of the average daily net assets allocable to such classes of shares of a Fund.

In addition to the 12b-1 Plan, each Fund has adopted a shareholder services plan (a "Services Plan") with respect to Class C shares. Under each Services Plan, up to 0.25% of the average daily net assets allocable to Class C shares of the Fund may be used to pay service fees to qualified dealers for providing certain shareholder services (e.g., personal services rendered to such shareholders and/or the maintenance of shareholder accounts).

Several individuals who are officers and/or Trustees of the Trust are also employees of the Adviser.

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NOTE C—Investment Information

Purchases and proceeds from sales of investments for the Funds (excluding short-term investments and U.S. government bonds, if any) for the year ended December 31, 2014 were as follows:

Fund	Purchases	Sales
Growth	$4,679,926	$3,378,518
Growth and Income	7,897,232	1,709,265
Balanced	9,931,340	2,717,318
Income	4,277,805	2,116,703

*Excluding short-term investments and U.S. Government bonds.

For federal income tax purposes, the identified cost of investments owned at December 31, 2014 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of December 31, 2014 were as follows for the Funds:

	Identified cost of investments for Federal income tax basis	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Growth	$14,971,357	$1,877,136	$89,915	$1,787,221
Growth and Income	16,394,179	1,362,812	153,975	1,208,837
Balanced	21,199,463	1,421,331	226,878	1,194,453
Income	8,399,561	396,888	49,175	347,713

At December 31, 2014, the Growth and Income Portfolio had an unrealized foreign currency gain of $4.

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December 31, 2014

Notes to Financial Statements, continued

The term "affiliated company" includes other investment companies that are managed by a Fund's Adviser. At December 31, 2014, the Funds held the following investments in affiliated companies:

Fund	Shares Held at 12/31/14	Value at 12/31/13	Gross Additions	Gross Reductions	Value at 12/31/14	Income Distributions
Growth
Pax MSCI International ESG Index Fund*	186,304	$1,371,972	$388,658	$405,303	$1,499,748	$57,426
Pax World Global Environmental Markets Fund	24,521	327,203	63,712	73,538	301,852	4,414
Pax World International Fund*	—	344,596	20,445	—	—	546
Pax World Small Cap Fund	88,498	996,357	309,144	92,262	1,238,978	11,100
Total		$3,040,128	$781,959	$571,103	$3,040,578	$73,486
Growth and Income
Pax MSCI International ESG Index Fund*	166,797	$785,376	$734,488	$206,661	$1,342,718	$45,625
Pax World Balanced Fund	—	5,857	—	5,938	—	—
Pax World Global Environmental Markets Fund	11,928	135,658	26,455	8,872	146,835	1,890
Pax World High Yield Bond Fund	58,836	386,842	56,630	—	412,444	25,534
Pax World International Fund*	—	190,828	11,561	—	—	309
Pax World Small Cap Fund	54,500	404,962	344,958	425	762,997	6,141
Total		$1,909,523	$1,174,092	$221,896	$2,664,994	$79,499
Balanced
Pax MSCI International ESG Index Fund*	191,384	$909,114	$898,415	$180,057	$1,540,641	$40,732
Pax World Balanced Fund	—	8,162	—	8,270	—	—
Pax World Global Environmental Markets Fund	24,635	260,297	58,701	1,912	303,253	3,664
Pax World High Yield Bond Fund	68,798	473,048	55,308	10,000	482,273	30,446
Pax World International Fund*	—	81,270	3,844	—	—	103
Pax World Small Cap Fund	77,518	516,588	574,433	27,280	1,085,251	7,311
Total		$2,248,479	$1,590,701	$227,519	$3,411,418	$82,256

67

December 31, 2014

Notes to Financial Statements, continued

Fund	Shares Held at 12/31/14	Value at 12/31/13	Gross Additions	Gross Reductions	Value at 12/31/14	Income Distributions
Income
Pax MSCI International ESG Index Fund*	37,875	$158,134	$219,133	$50,852	$304,890	$9,114
Pax World Balanced Fund	—	1,959	—	1,986	—	—
Pax World Global Environmental Markets Fund	8,924	110,679	4,082	—	109,851	1,353
Pax World High Yield Bond Fund	18,864	99,595	42,416	—	132,240	8,091
Pax World International Fund*	—	11,100	698	—	—	19
Pax World Small Cap Fund	18,194	101,097	149,653	—	254,714	1,869
Total		$482,564	$415,982	$52,838	$801,695	$20,446

Income distributions from affiliates are included as dividend income on the Statement of Operations. Dividends are reinvested, with reinvestment amounts included under Gross Additions column above.

*The Pax World International Fund (the "acquired fund") was acquired by the Pax MSCI International ESG Index Fund (the "acquiring fund") on March 31, 2014. Shareholders of the acquired fund received an equivalent value of shares of the acquiring fund upon completion of the merger. The value of shares exchanged is not reflected in Gross Additions or Gross Reductions figures in the table above.

Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 ("the Act") which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Board of Trustees. Without regard to the underlying holdings of affiliated investment companies in which the Funds invest, at December 31, 2014, the Funds did not directly hold any securities exempt from registration under Rule 144A of the Act.

The Fund will classify as "illiquid" all securities that may no longer be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security for the purpose of calculating the Fund's net asset value. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices. Without regard to the underlying holdings of affiliated investment companies in which the Funds invest, at December 31,

68

December 31, 2014

Notes to Financial Statements, continued

2014, the Funds did not directly hold any securities which were deemed illiquid.

NOTE D—Tax Information

For financial reporting purposes, the capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions.

For the year ended December 31, 2014, the Funds recorded the following reclassifications:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid in Capital
Growth	$(17)	$17	$—
Growth and Income	(11)	11	—
Balanced	(13)	13	—
Income	308	(308)	—

Net investment income, net realized gains (losses) and net assets were not affected by these reclassifications.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. In addition to permanent differences previously noted, temporary differences may arise from recognition of certain items of income, expense, gain or loss in different periods for financial reporting and tax purposes. Such differences will reverse at some time in the future. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. For tax purposes, short-term capital gains are considered ordinary income.

69

December 31, 2014

Notes to Financial Statements, continued

The tax character of distributions paid during 2014 and 2013 was as follows:

	Distributions paid in 2014		Distributions paid in 2013
Fund	Ordinary income	Long-term capital gains	Ordinary income	Long-term capital gains
Growth	$266,506	$267,274	$530,670	$1,737,330
Growth and Income	353,780	187,469	597,625	871,355
Balanced	403,983	150,117	782,915	1,031,768
Income	193,480	75,201	239,999	451,966

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Growth	$67,680	$542,935	$—	$1,787,221
Growth and Income	61,602	419,990	—	1,208,841
Balanced	107,162	418,021	—	1,194,453
Income	68,878	110,639	—	347,713

As of December 31, 2014, the Funds had no capital loss carryforward amounts available to offset future gains.

Uncertain Tax Position Management has analyzed the Funds' tax positions taken for all open tax years which remain subject to examination by the Funds' major tax jurisdictions (years 2011 through 2014). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Management has concluded that, as of and during the year ended December 31, 2014, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.

70

December 31, 2014

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Pax World Series Trust I:

We have audited the accompanying statements of assets and liabilities of ESG Mangers® Growth Portfolio. ESG Managers® Balanced Portfolio, ESG Managers® Growth and Income Portfolio, and ESG Managers® Income Portfolio (collectively, the "Funds") (four of the ten funds constituting the Pax World Funds Series Trust I), including the schedules of investments, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ESG Mangers® Growth Portfolio, ESG Managers® Balanced Portfolio, ESG Managers® Growth and Income Portfolio, and ESG Managers® Income Portfolio of Pax World Funds Series Trust I at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 20, 2015

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December 31, 2014

NOTE E—Proxy Voting (Unaudited)

You may obtain a description of the Funds' policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 877.374.7678, or within the Statement of Additional Information available on ESG Managers' website at www.esgmanagers.com or on the SEC's website at www.sec.gov.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning ESG Managers (toll-free) at 877.374.7678 or visiting ESG Managers' website at www.esgmanagers.com and will be available without charge by visiting the SEC's website at www.sec.gov.

NOTE F—Quarterly Portfolio Holdings Disclosure (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Information contained in each Fund's Form N-Qs may also be obtained by visiting ESG Managers' website at www.esgmanagers.com or telephoning ESG Managers (toll-free) at 877.374.7678.

Federal Tax Information (Unaudited)

The percentages of ordinary income distributed by each of the Funds that is Qualified Dividend Income (QDI) and that qualifies for the corporate dividends received deduction (DRD) are as follows:

	QDI Percent	DRD Percent
Growth	100.00%	100.00%
Growth and Income	100.00%	50.91%
Balanced	85.20%	41.41%
Income	43.50%	15.37%

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December 31, 2014

Management of the Funds (Unaudited)

The business of the Trust is managed under the direction of the Trust's Board of Trustees. The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust. The Trust's Board of Trustees oversees the Adviser and decides upon matters of general policy. The Board of Trustees meets at least four (4) times per year, and reviews the performance and operations of the Funds. The Adviser, either directly or through others selected by the Adviser, furnishes daily investment advisory services.

Officers/Trustees

The following table reflects the name and age, position(s) held with the Trust, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held, and the number of portfolios overseen in the Pax World Fund Family of those persons who were the trustees and/or officers of the Funds on December 31, 2014. The trustees and officers set forth in the first table below (Interested Trustees and Officers) are considered interested persons under the 1940 Act by virtue of their position or affiliation with the Adviser. The trustees in the second table (Disinterested Trustees) are not considered interested persons and have no affiliation with the Adviser. The business address of each trustee and officer is 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.

None of the officers or trustees of the Funds are related to one another by blood, marriage or adoption. The aggregate remuneration paid by each Fund during the period covered by the report to (i) all Trustees and all members of any advisory board for regular compensation; (ii) each Trustee and each member of an advisory board for special compensation; (iii) all officers; and (iv) each person of whom any officer or Trustee of the Fund is an affiliated person is as follows: Growth Portfolio, $18,076; Growth and Income Portfolio, $17,975; Balanced Portfolio, $18,155; and Income Portfolio, $17,604.
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December 31, 2014

Interested Trustees and Officers

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
Laurence A. Shadek (65)	Trustee (since 2006)	Chair of the Board of PWM (1996-present); Executive Vice-President of Wellington Shields & Co. LLC or its predecessor organization (1986-present); Trustee of Pax World Funds Trust II (2008-2014); member of the Board of Trustees of Franklin & Marshall College (1998-present).	10
Joseph Keefe (61)	Trustee, Chief Executive Officer (since 2006)

Chief Executive Officer (2005-present) and President (2006-present) of PWM; Chief Executive Officer of PEM (2014-present); Trustee and Chief Executive Officer of Pax World Funds Trust II (2008-2014); member of the Boards of Directors of On Belay (2006-2011), and Americans for Campaign Reform (2003-2014); Chair of the Board of Women Thrive Worldwide (2009-present); Co-Chair of the Leadership Group of the Women's Empowerment Principles (2014-present); Co-Chair of the Advisory Board of the Rudman Center for Justice, Leadership and Public Policy, University of New Hampshire School of Law (2015-present).

11
John Boese (51)	Chief Compliance Officer (since 2006)

Chief Compliance Officer of PWM (2006-present) and of PEM (2014-present); Chief Compliance Officer of Pax World Funds Trust II (2008-2014); Vice President and Chief Regulatory Officer of the Boston Stock Exchange, Boston, MA (2000-2006).

N/A
Maureen Conley (52)	Secretary (since 2006) Trust III: Secretary (since 2013)	Senior Vice President of Shareholder Services/Operations (2005-present) for PWM; Secretary of Pax World Funds Trust II (2008-2014).	N/A
Alicia K. DuBois (55)	Treasurer (since 2006)

Chief Financial Officer for PWM (2006-present) and for PEM (2014-present); Treasurer for Pax World Funds Trust II (2008-2014); Assistant Treasurer for both Jefferson Pilot Investment Advisory Corp. and Jefferson Pilot Variable Fund, Inc. (2001-2006); and Assistant Vice President at Lincoln Financial Group (formerly Jefferson-Pilot Corp.) (2005-2006)

N/A

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December 31, 2014

Disinterested Trustees

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
Adrian P. Anderson (60)[2]	Trustee (since 2007)	Trustee of Pax World Funds Trust II (2008-2014); Chief Executive Officer of North Point Advisers, LLC (2004-present); Consultant of Gray and Co. (1999-2004).	11
Carl H. Doerge, Jr. (76)[2]	Trustee (since 2006)	Chairman of the Board of Trust I (2006-2014) and of Trust III (2013-2014); Trustee and Chairman of the Board of Pax World Funds Trust II (2008-2014); Private Investor (1995-present); member of the Board of Trustees and Finance Committee for Hobe Sound Nature Center (2010-present); member of the Board of Directors (1998-present) and Chairman of the Investment Committee (1999-present) of St. Johnland Nursing Home in Kings Park, NY.	11
Cynthia Hargadon (59)[3]	Trustee (since 2006)	Trustee of Pax World Funds Trust II (2008-2014); Senior Consultant and Partner of North Point Advisers, LLC (2010-present); Managing Director of CRA Rogers Casey (2006-2010).	11
Louis F. Laucirica (73)[2]	Trustee (since 2006)	Trustee of Pax World Funds Trust II (2008-2014); Associate Dean and Director of Undergraduate Studies of Stevens Institute of Technology, Howe School (1999-2010).	11
John L. Liechty (60)[3]	Chairman of the Board of Trustees (since 2014); Trustee (since 2009)	Trustee of Pax World Funds Trust II (2009-2014); Principal, Integrated Investment Solutions (2009-present); Principal, Integrated Financial Planning (2010-present); President and CEO, MMA Praxis Mutual Funds (1995-2008).	11
Nancy S. Taylor (59)[3]	Trustee (since 2006)	Trustee of Pax World Funds Trust II (2008-2014); Senior Minister & CEO, Old South Church in Boston. Advisory Board, Yale Divinity School (2010-present); Advisory Board, Idaho Human Rights Education Center (2009-present); Board of Managers, Old South Meeting House (2005-present); Trustee Emeritus, Benjamin Franklin Institute of Technology.	11

1  Trustees of the Funds hold office until a successor is chosen and qualifies. Officers of the Funds are appointed by the Board of Trustees and hold office until a successor is chosen and qualifies.

2  Designates a member of the Audit Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Audit Committee meets on at least a quarterly basis.

3  Designates a member of the Nomination, Compensation & Compliance Committee. The Nomination, Compensation & Compliance Committee is responsible for considering and recommending Board candidates, reviewing and recommending Board compensation, and overseeing regulatory and fiduciary compliance matters. The Nomination, Compensation & Compliance Committee meets on at least a quarterly basis.

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December 31, 2014

The Statement of Additional Information includes additional information about the trustees and is available upon request without charge by calling 877.374.7678 between the hours of 9:00 a.m. and 5:30 p.m. Eastern time or by visiting our website at www.esgmanagers.com.

Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.

This annual report is intended for shareholders of the ESG Managers® Portfolios only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds' investment objectives, risks and charges and expenses carefully before investing. The Funds' prospectus contains this and other information about the Funds and may be obtained by calling 877.374.7678, e-mailing info@esgmanagers.com or visiting www.esgmanagers.com. The performance data quoted herein represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. In addition, current performance may be lower or higher than the performance data quoted herein. For more recent month-end performance information, please call 877.374.7678 or visit www.esgmanagers.com.

Please consider Pax World Funds' investment objectives, risks and charges and expenses carefully before investing. The Funds' prospectus contains this and other information about the Funds and may be obtained by calling 800.767.1729, emailing info@paxworld.com or visiting www.paxworld.com.

Distributor: ALPS Distributors, Inc. member of FINRA (2/15).

76

30 Penhallow Street, Suite 400
Portsmouth NH 03801

877.374.7678
www.esgmanagers.com

PAX004870

30 Penhallow Street, Suite 400
Portsmouth NH 03801

877.374.7678
www.esgmanagers.com

PAX004870

PAX WORLD BALANCED FUND
Individual Investor Class (PAXWX) Institutional Class (PAXIX) Class R (PAXRX)
PAX WORLD GROWTH FUND
Individual Investor Class (PXWGX) Class A (PXGAX) Institutional Class (PWGIX) Class R (PXGRX)
PAX WORLD SMALL CAP FUND
Individual Investor Class (PXSCX) Class A (PXSAX) Institutional Class (PXSIX) Class R (PXSRX)
PAX WORLD HIGH YIELD BOND FUND
Individual Investor Class (PAXHX) Class A (PXHAX) Institutional Class (PXHIX) Class R (PXHRX)
PAX WORLD GLOBAL ENVIRONMENTAL MARKETS FUND
Individual Investor Class (PGRNX) Class A (PXEAX) Institutional Class (PGINX) Class R (PGRGX)
PAX MSCI INTERNATIONAL ESG INDEX FUND
Individual Investor Class (PXINX) Institutional Class (PXNIX) Class R (PXIRX)
PAX ELLEVATE GLOBAL WOMEN'S INDEX FUND
Individual Investor Class (PXWEX) Institutional Class (PXWIX)

ANNUAL REPORT

December 31, 2014

Table of Contents

Letter to Shareholders	1
Portfolio Manager Comments and Highlights
Pax World Balanced Fund	6
Pax World Growth Fund	10
Pax World Small Cap Fund	15
Pax World High Yield Bond Fund	19
Pax World Global Environmental Markets Fund	25
Pax MSCI International ESG Index Fund	30
Pax Ellevate World Global Women's Index Fund	35
Sustainability Update	41
Shareholder Expense Examples	43
Schedule of Investments	46
Statements of Assets and Liabilities	76
Statements of Operations	80
Statements of Changes in Net Assets	82
Statements of Changes—Shares of Beneficial Interest	86
Financial Highlights	88
Notes to Financial Statements	96
Report of Independent Registered Public Accounting Firm	122
Account Options and Services	134

For More Information

General Fund Information

800.767.1729

Shareholder Account Information

800.372.7827

Account Inquiries

Pax World
P.O. Box 55370
Boston, MA 02205-5370

Investment Adviser

Pax World Management LLC
Pax Ellevate Management LLC
30 Penhallow Street, Suite 400
Portsmouth, NH 03801

Transfer and
Dividend Disbursing Agent

Boston Financial Data Services
P.O. Box 55370
Boston, MA 02205-5370

Custodian

State Street Bank
and Trust Company
1 Lincoln Street
Boston, MA 02111

Letter to Shareholders

by Joseph Keefe, President & CEO

Dear fellow shareholders,

Looking back at 2014, it is striking how much steady improvement we saw in the U.S. economy while economic turmoil continued to plague much of the globe. Robust job creation, solid gross domestic product (GDP) growth, healthy corporate earnings, continued low inflation and other positive economic news lifted U.S. markets. At the same time, a significant disparity between U.S. markets and global markets—including the eurozone, China and Japan—was evident throughout much of the year. The S&P 500, for example, was up 13.69 percent for the year while the MSCI World Index was up only 4.94 percent, and MSCI ACWI Index, which includes emerging markets, was up only 4.16 percent.

This growing divergence between the U.S. economy and the rest of the world may be a major theme in 2015 as well—as the New Year began, uncertainty about Fed policy, a strengthening dollar, turmoil in the eurozone, slowed growth in China and lower oil prices all weighed on global markets.

2014 was also a year in which global economic growth was accompanied by continued, growing inequality between the very wealthy and the rest of mankind. It has been reported that the 85 richest people in the world now own more wealth than half of the earth's population while the richest one percent now own more wealth than the combined wealth of 99 percent of the earth's population. Most of the global wealth belonging to that bottom 99 percent is held by the wealthiest 20 percent, while only 5.5 percent of global wealth is shared by 80 percent of the earth's inhabitants.1 While there may be many causes of the horrific violence and strife we see across much of the globe, and while I am loathe to reduce all problems to economics, I cannot help but think that the widening gulf between the haves and the have-nots is playing out in increasingly destructive ways.

Nor can it be denied that inequalities of outcome and opportunity continue to break down along gender lines. In the U.S., women only earn 78 cents on every dollar a man earns2 and hold only 17 percent of Fortune 500 board seats.3 In other parts of the globe, the economic challenges facing women and girls are much starker, characterized by wide inequalities in access to education, employment, land, credit and capital. These economic inequities are too often characterized by even more insidious forms of violence and oppression—domestic and sexual violence, honor killings, genital mutilation, trafficking, and even violence against young girls for the simple act of trying to attend school. It is fitting that 2014 saw a young Pakistani girl by the name of Malala win the Nobel Peace Prize. Gender inequality is the great human rights issue of our time.

2014 was also the warmest year on record, at least according to NASA and the NOAA (National Oceanographic and Atmospheric Administration), and Bloomberg reported that 13 of the hottest years ever recorded have occurred over the past 14 years. There has been some nit picking from the usual suspects over margins of error, slower rates of warming, oceanic vs. land temperatures, and so forth, but the vast majority of the scientific community, and indeed the global community, believes this is a settled issue: we simply must confront the developing catastrophe of climate change.

What does all this have to do with Pax World? Well, the plain fact of the matter is that confronting our greatest global challenges—from gender inequality to climate change—may also be the key to unleashing the greatest period of economic growth the world has ever known. These are issues, in other words, that investors should care about. A study by the University of Massachusetts Political Economy Research Institute (PERI) and the Center for American Progress found that the United States could reduce carbon pollution by 40 percent from 2005 levels and create a net increase of 2.7 million clean energy jobs, thus reducing the unemployment rate by 1.5 percent. Numerous other studies have pointed to the economic growth that would accompany serious efforts to reduce carbon emissions and promote a clean energy economy.

That's why we prod the companies in our portfolios to disclose and reduce their emissions. It's why we offer two fossil fuel-free funds. It's why we offered the first mutual fund in the U.S.—the Pax World Global Environmental Markets Fund (PGRNX)—with a broad, multi-sector focus on resource efficiency. According to Impax Asset Management, the sub-advisor for that Fund:

"A revolution in efficiency is now underway that is creating unprecedented opportunities for the private sector. The result is a diverse set of companies offering cleaner, more efficient products and services across the energy, water, waste, food, and agriculture sectors...."

At Pax World, we want to invest in those companies.

And can you imagine how much value is locked up inside of outdated, inequitable patriarchal structures around the globe—value that could be unleashed if women were afforded the same educational and economic opportunities as men? According to UN Women, eliminating wage disparities between men and women would boost GDP in the U.S. by 9 percent, the eurozone's GDP by 13 percent and Japan's by 16 percent. Per capita income across 15 major developing economies would rise by 14 percent by 2020 and 20 percent by 2030. Eliminating discrimination against female employees could boost productivity per worker by up to 40 percent. And there is now a compelling body of research underscoring that where women are better represented on corporate boards and in corporate management, companies simply perform better and become more profitable.

That's why we launched the Pax Ellevate Global Women's Index Fund (PXWEX), which invests in the highest-rated companies in the world for advancing women on boards and in senior management. We believe these companies are not only moving the needle on the critically important issue of gender equality but that they are quite simply better investments.

At Pax World, we believe that the way you invest matters. You can invest in ways that seek to resolve the great moral and economic challenges of our time—that is to say, you can invest for impact—or you can ignore these imperatives in pursuit of short-term gain regardless of the social and environmental costs. We choose to invest for impact. We choose to make a difference. And we strongly believe that advancing women, tackling climate change and confronting the world's most vexing challenges can lead to positive returns for investors.

We hope and trust you agree, and I am pleased to provide you with this Annual Report detailing the performance of our Funds during 2014.

Sincerely,

Joseph F. Keefe
President and CEO

1Sources: Credit Suisse Data 2000-2014; Oxfam.

2U.S. Census Bureau, Current Population Reports, P60 — 249. Income, Poverty, and Health Insurance Coverage in the United States: 2013. Issued September 2014.

3Catalyst, "US Women in Business," May 2014.

The S&P 500 Index is an unmanaged index of large capitalization common stocks. One cannot invest directly in an index.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World (Net) Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax. One cannot invest directly in an index.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Performance for the MSCI ACWI Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax. One cannot invest directly in an index.

Performance Information

Commentary The portfolio manager commentaries in this report provide insight from the respective fund managers in an effort to help you examine your fund. The views expressed therein are those of the portfolio managers and are for the period covered by this report. Such commentary does not necessarily represent the views of the Board of Trustees of your fund. The views expressed herein are subject to change at any time based upon market and/or other conditions and Pax World Management LLC and the funds disclaim any responsibility to update such views. The commentaries should not be relied upon as investment advice.

Historical performance Historical performance can be evaluated in several ways. Each fund's portfolio highlights provide total and average annual total returns. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund's share price, plus reinvestment of any dividends (generally income) and any capital gains (generally profits the fund earns when it sells securities that have grown in value). Past performance does not guarantee future results.

The Funds' distributor, ALPS Distributors, Inc., is not affiliated with Pax World Management LLC, Pax Ellevate Management LLC or Ellevate Asset Management, LLC.

December 31, 2014

Pax World Balanced Fund

Portfolio Manager

Christopher Brown

Portfolio Manager's Comments

How did the Pax World Balanced Fund (the Fund) perform for the period? For the one-year period ended December 31, 2014, the Individual Investor Class, Institutional Class, and Class R shares of the Fund had total returns of 8.00%, 8.21%, and 7.68%, respectively, compared to 10.62% for the 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index blend (the Blended Index) and 7.21% for the Lipper Balanced Funds Index.

What factors contributed to the Fund's performance? The major driver to the Fund's positive performance was an overweight in equities (63.70% average weight versus the Blended Index). Equities in general outperformed bonds during the period. Within the equity component, strong stock selection in the consumer discretionary sector contributed positively to relative performance. Allocation and weak stock selection in the information technology sector detracted from relative performance. While underweighting bonds versus our benchmark helped the Fund, the Fund's lower duration versus the BARCAP hurt the overall relative performance.

Can you discuss any significant changes to the Fund's positioning throughout the period? During the period, we lowered the Fund's equity allocation, reduced the number of equity holdings and increased the duration of the bond component. In our view, this helped the Fund's relative performance while reducing risk to the overall portfolio.

What portfolio holdings contributed positively to performance? UnitedHealth Group, Inc., a health maintenance company that provides healthcare plans for many businesses, reported strong 3rd quarter earnings as well as a more positive outlook for the company in 2015. The company's stock appreciated substantially during the 4th quarter of 2014.

Dresser-Rand Group, Inc., an energy service company, received a takeover offer at a substantial premium to its price prior to the offer. This drove the stock significantly higher during the period.

DIRECTV, a digital television company, received a takeover offer from AT&T which caused the shares to rise substantially during the period.

December 31, 2014

What portfolio holdings detracted from performance? Hess Corp., a global independent energy company, dropped significantly during the period as a result of lower oil prices and on the anticipation of lower earnings for the company in the near-term.

Ultra Petroleum Corp., a natural gas exploration and production company declined substantially during the period due to falling natural gas prices. Investors sold the stock due to fears of potentially lower profits, if not losses as a result of falling energy prices.

EQT Corp., an integrated natural gas company, saw its shares drop during the period. While 3rd quarter earnings slightly beat estimates, investor fears of lower natural gas prices caused investors to sell the stock.

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

December 31, 2014

Pax World Balanced Fund, continued

Returns—Period ended December 31, 2014

		Total Return	Average Annual Return
Share class	Ticker Symbol	1 year	3 years	5 years	10 years
Individual Investor Class[1]	PAXWX	8.00%	11.80%	8.94%	5.12%
Institutional Class[1,2]	PAXIX	8.21%	12.08%	9.22%	5.33%
Class R1, 3	PAXRX	7.68%	11.52%	8.67%	4.93%
S&P 500 Index[4,8]		13.69%	20.41%	15.45%	7.67%
Blended Index[5,6,8]		10.62%	13.12%	11.18%	6.77%
Lipper Balanced Funds Index[7,8]		7.21%	11.78%	9.51%	6.01%

1Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

2Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

3Inception of Class R shares is April 2, 2007. The performance information shown for Class R shares includes the performance of Individual Investor Class shares for the period prior to Class R inception. Expenses have not been adjusted to reflect the expenses allocable to Class R shares. If such expenses were reflected, the returns would be lower than those shown.

4The S&P 500 Index is an index of large capitalization common stocks.

5The Blended Index is composed of 60% S&P 500 Index/40% Barclays U.S. Aggregate Bond Index.

6The Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities and asset-backed securities.

7The Lipper Balanced Funds Index tracks the results of the 30 largest mutual funds in the Lipper Balanced Funds Average, which is a total return performance average of mutual funds tracked by Lipper, Inc. whose primary objective is to conserve principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. The Lipper Balanced Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

8Unlike the Balanced Fund, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index and the Lipper Balanced Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Balanced Funds Index) do not reflect deductions for fees, expenses or taxes. One cannot invest directly in an index.

December 31, 2014

Asset Allocation	Percent of Investments
U.S. Stocks	60.6%
U.S. Bonds	35.3%
Foreign Stocks	1.3%
Foreign Bonds	0.7%
Affiliated Investment Companies	0.9%
Cash & Cash Equivalents	1.2%
Total	100.0%

Top Ten Equity Holdings

Company	Percent of Net Assets
Apple, Inc.	2.7%
Becton Dickinson & Co.	2.4%
BlackRock, Inc.	2.0%
UnitedHealth Group, Inc.	2.0%
Morgan Stanley	1.7%
Microsoft Corp.	1.6%
American Express Co.	1.5%
Merck & Co., Inc.	1.4%
Intel Corp.	1.4%
American Tower Corp., REIT	1.4%
Total	18.1%

Holdings are subject to change

Sector Diversification

Sector	Percent of Net Assets
Fixed Income	36.0%
Corporate Bonds 9.3%, Agency/Gov't Related Bonds 8.1%, Treasury Bonds 9.9%, Mortgage Backed Bonds 6.6%, Municipal Bonds 1.3%, Gov't Bonds 0.6% and Community Investing Bonds 0.2%.
Financials	13.9%
Information Technology	12.0%
Health Care	10.9%
Industrials	6.9%
Consumer Discretionary	6.2%
Consumer Staples	3.9%
Energy	3.3%
Materials	2.9%
Utilities	1.2%
Affiliated Investment Companies	0.9%
Telecommunication Services	0.6%
Other	1.3%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

December 31, 2014

Pax World Growth Fund

Portfolio Manager

Anthony Trzcinka, CFA

Portfolio Manager's Comments

How did the Pax World Growth Fund (the Fund) perform for the period? For the one-year period ended December 31, 2014, the Individual Investor Class, Class A, Institutional Class, and Class R shares of the Fund had total returns of 11.66%, 11.68%, 11.91%, and 11.37%, respectively, compared to 13.05% for the Russell 1000 Growth Index (the Index) and 11.08% for the Lipper Multi-Cap Growth Funds Index. Earlier in the year, the Fund divested its fossil fuel holdings and now pursues a fossil fuel-free investment strategy. The Fund seeks to avoid investments in companies that derive a majority of their revenue from the exploration, development and refining of fossil fuels including oil, coal and natural gas. In lieu of fossil fuel companies, the Fund substitutes investments in companies that are proactively developing solutions to global sustainability challenges, including climate change, water, food and health care.

What factors contributed to the Fund's performance? Performance of the Fund's investments in the Consumer Discretionary, Energy and Financial sectors were top contributors to its performance relative to the Index. Investments in Information Technology, Health Care and Consumer Staples were the largest detractors of relative performance.

Can you discuss any significant changes to the Fund's positioning throughout the period? The Fund has been fossil fuel free now for two complete quarters. We continued to redeploy those assets into energy efficiency clean tech names especially as the energy sector declined. We still see positive secular tailwinds to these investments. We also continued to position the Fund for a moderate paced economic expansion.

What portfolio holdings contributed positively to performance? Marriott International, Inc., Class A, which operates hotels and resorts worldwide, benefited from an uptick in travel, particularly business-related travel, and increases in occupancy and room rates. It has been a top performer for the fund throughout the year.

Time Warner, Inc. benefited from consolidation in the media industry. During the year, Time Warner received a takeover offer from 21st Century Fox. Even though that deal fell through, Time Warner's valuable content attracted investors.

December 31, 2014

Whirlpool Corp., which is a global leader in manufacturing major home appliances, had a good year. The housing recovery grew stronger as the year progressed which was reflected in their earnings.

What portfolio holdings detracted from performance? Whole Foods Market, Inc. owns and operates a chain of natural food supermarkets. The company fell short of earnings expectations and saw a decline in the rate of same-store sales growth.

Trimble Navigation, LTD. provides advanced location based services (GPS, laser) to construction and agriculture industries. Sales to some of their end markets, particularly agriculture, have been sluggish which has led to investors selling the stock.

Eaton Corp PLC is a diversified industrial manufacture of automotive systems, electrical control products and fluid power systems. Eaton experienced operational issues earlier in the year and had to reset expectations downward.

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

December 31, 2014

Pax World Growth Fund, continued

Portfolio Highlights (Unaudited), continued

Returns—Period ended December 31, 2014

			Total Return	Average Annual Return
Share class	Ticker Symbol		1 year	3 years	5 years	10 years
Individual Investor Class[1]	PXWGX		11.66%	17.81%	14.39%	6.58%
Class A1, 2, 4	PXGAX	NAV[3]	11.68%	17.81%	14.39%	6.58%
		POP	5.55%	15.60%	13.11%	5.97%
Institutional Class[1,5]	PWGIX		11.91%	18.08%	14.67%	6.76%
Class R1, 6	PXGRX		11.37%	17.52%	14.09%	6.39%
Russell 1000 Growth Index[7,10]			13.05%	20.26%	15.81%	8.49%
Russell 3000 Growth Index[8,10]			12.44%	20.25%	15.89%	8.50%
Lipper Multi-Cap Growth Funds Index[9,10]			11.08%	20.67%	15.22%	8.14%

1The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

2A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund's Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

3NAV is Net Asset Value.

4Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

5Inception of Institutional Class shares is April 2, 2007. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

6Inception of Class R shares is April 2, 2007. The performance information shown for Class R shares includes the performance of Class A shares for the period prior to Class R inception. Expenses have not been adjusted to reflect the expenses allocable to Class R shares. If such expenses were reflected, the returns would be lower than those shown.

7The Russell 1000 Growth Index ("Benchmark") measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies, as measured by market capitalization. Effective December 12, 2013, the Russell 1000 Growth Index replaced the Russell 3000 Growth Index as the primary benchmark for Pax World Growth Fund (the "Fund") because Pax World Management believes the Russell 1000 Growth Index is a more appropriate representation of the universe of securities in which the Fund may invest. One cannot invest directly in an index.

8The Russell 3000 Growth Index measures the performance of those companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies, as measured by market capitalization.

December 31, 2014

9The Lipper Multi-Cap Growth Funds Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Growth Funds Average. The Lipper Multi-Cap Growth Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Growth Funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales per-share growth value, compared to the S&P SuperComposite 1500 Index. The Lipper Multi-Cap Growth Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

10Unlike the Growth Fund, the Russell 1000 Growth Index, Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Multi-Cap Growth Funds Index) do not reflect deductions for fees, expenses or taxes. One cannot invest directly in an index.

Asset Allocation	Percent of Investments
U.S. Stocks	95.0%
Foreign Stocks	2.2%
Cash & Cash Equivalents	2.8%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Apple, Inc.	4.9%
PepsiCo, Inc.	2.6%
3M Co.	2.5%
Microsoft Corp.	2.2%
Abbott Laboratories	2.1%
PNC Financial Services Group, Inc.	2.1%
Google, Inc., Class A	1.8%
QUALCOMM, Inc.	1.8%
VF Corp.	1.8%
Newell Rubbermaid, Inc.	1.8%
Total	23.6%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change

December 31, 2014

Pax World Growth Fund, continued

Portfolio Highlights (Unaudited), continued

Sector Diversification

Sector	Percent of Net Assets
Information Technology	29.7%
Consumer Discretionary	17.1%
Health Care	15.6%
Industrials	14.5%
Financials	8.3%
Consumer Staples	6.5%
Materials	2.4%
Telecommunication Services	1.6%
Utilities	1.3%
Other	3.0%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

December 31, 2014

Pax World Small Cap Fund

Portfolio Manager

Nathan Moser, CFA

Portfolio Manager's Comments

How did the Pax World Small Cap Fund (the Fund) perform for the period? For the one-year period ended December 31, 2014, the Individual Investor Class, Class A, Institutional Class, and Class R shares of the Fund had total returns of 7.06%, 7.10%, 7.31% and 6.79%, respectively, compared to 4.89% for the Russell 2000 Index (the Index) and 4.09% for the Lipper Small-Cap Core Funds Index.

What factors contributed to the Fund's performance? The Pax World Small Cap Fund Institutional Class outperformed the Russell 2000 Index by 242 basis points1 in 2014. Strong stock selection within Consumer Staples, Energy and Consumer Discretionary sectors were positive relative contributors. Information Technology and Financials were laggards from a selection standpoint and detracted from relative performance.

Can you discuss any significant changes to the Fund's positioning throughout the period? Our small cap market view entering 2014 was less positive than in previous years. We entered the year with valuations near 10-year highs and at a significant premium to large caps. As a result, we moved the average market cap of the Fund higher by reducing our micro-cap exposure and adding selectively to companies with market capitalizations near the high end of the Index range.

What portfolio holdings contributed positively to performance? Hillshire Brands Co., a food company, was our largest contributor to performance. This resulted from the sale of the company to Tyson after a multiple round bidding war.

The Pantry, Inc., an operator of convenience stores and gas stations, increased sharply late in the year. Strong performance was driven by declining gasoline costs which boosted fuel margins and overall profitability. In addition, the company was acquired in Q4.

Natus Medical, Inc., a medical device company focused on newborn care, increased meaningfully during the year. The company continues to improve fundamentally, expanding margins and steadily improving organic growth. Natus exceeded consensus estimates in each quarter during the year.

1Basispoint is 1/100th of 1%

December 31, 2014

Pax World Small Cap Fund, continued

What portfolio holdings detracted from performance? Westell Technologies, Inc., Class A, a technology equipment company, declined significantly and was our largest detractor of performance. Poor quarterly results likely drove shares lower.

Ultra Petroleum Corp., an energy company with significant natural gas assets, declined sharply late in 2014. The absence of hot weather during the summer months allowed for the favorable (from a commodity price perspective) natural gas supply situation to turn negative.

LinnCo. LLC, the holder of Linn Energy units, declined sharply as oil and natural gas prices fell sharply. We sold our shares in Q4 due in large part to our more cautious view of energy fundamentals.

Portfolio Highlights (Unaudited)

Total Return—Historical Growth of $10,000—Since Inception

December 31, 2014

Returns—Period ended December 31, 2014

			Total Return	Average Annual Return
Share class	Ticker Symbol		1 year	3 years	5 years	Since Inception
Individual Investor Class[1]	PXSCX		7.06%	20.26%	16.93%	11.08%
Class A1, 2, 4	PXSAX	NAV[3]	7.10%	20.28%	16.97%	11.08%
		POP	1.21%	18.04%	15.65%	10.16%
Institutional Class[1]	PXSIX		7.31%	20.54%	17.23%	11.37%
Class R1	PXSRX		6.79%	19.96%	16.66%	10.80%
Russell 2000 Index[5,7]			4.89%	19.21%	15.55%	10.06%
Lipper Small-Cap Core Funds Index[6,7]			4.09%	17.99%	14.71%	9.85%

1The Fund's inception date is March 27, 2008. The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

2A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund's Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

3NAV is Net Asset Value.

4Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

5The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

6The Lipper Small-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Small- Cap Core Funds Average. The Lipper Small-Cap Core Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's USDE small-cap ceiling. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index. The Lipper Small-Cap Core Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index or some other traditional economic indicator.

7Unlike the Small Cap Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper Small-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes. One cannot invest directly in an index.

December 31, 2014

Pax World Small Cap Fund, continued

Portfolio Highlights (Unaudited), continued

Asset Allocation	Percent of Investments
U.S. Stocks	90.4%
Foreign Stocks	4.2%
Cash & Cash Equivalents	5.4%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Hologic, Inc.	4.0%
Capitol Federal Financial, Inc.	3.7%
Natus Medical, Inc.	3.6%
Investors Bancorp, Inc.	3.0%
United Financial Bancorp., Inc.	2.9%
Knoll, Inc.	2.8%
Fox Chase Bancorp, Inc.	2.7%
LaSalle Hotel Properties, REIT	2.7%
Meridian Bancorp, Inc.	2.6%
Peoples Federal Bancshares, Inc.	2.6%
Total	30.6%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change

Sector Diversification

Sector	Percent of Net Assets
Financials	27.4%
Information Technology	24.0%
Health Care	14.0%
Consumer Discretionary	9.8%
Industrials	9.6%
Utilities	4.1%
Consumer Staples	2.5%
Materials	2.2%
Energy	2.0%
Other	4.4%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

December 31, 2014

Pax World High Yield Bond Fund

Portfolio Manager

Mary Austin, CFA

Portfolio Manager's Comments

How did the Pax World High Yield Bond Fund (the Fund) perform for the period? For the one-year period ended December 31, 2014, the Individual Investor Class, Class A, Institutional Class, and Class R shares of the Fund had total returns of -1.41%, -1.27%, -1.05%, and -1.64%, respectively, compared to 3.48% for the BofA Merrill Lynch U.S. High Yield—Cash Pay—BB-B (Constrained 2%) Index (the Index) and 2.24% for the Lipper High Yield Bond Funds Index.

What factors contributed to the Fund's performance? Energy prices declined 45% in 2014 and our energy positions accounted for 67% of the fund's relative underperformance. Some of our energy names were smaller and/or niche players that were impacted more than the larger players. Other detractors from performance were the banking and retail sectors, while basic industry and leisure contributed positively to our yearly performance. In addition, our underweight in "BB1" rated names worked against us as the 10-year Treasury outperformed the high yield market resulting in an outperformance of "BB" rated credits. Investment grade and higher rated high yield credits are more highly correlated with the 10-year and moved up with it. A shorter than benchmark duration also negatively impacted performance.

Can you discuss any significant changes to the Fund's positioning throughout the period? Our most significant change to the portfolio during the year was our large reduction in energy issuers. The price of oil continues to drop and we don't expect to feel comfortable adding to the energy sector until the dust settles. As the energy sector suffered, gas prices dropped at the tank benefitting consumers who now have more discretionary spending, especially those with lower income. We have increased our specialty retail exposure during the year, which we believe should help us due to the increased cash flow of consumers. We also added to our media sector mostly by adding cable companies as a consolidation play.

What portfolio holdings contributed positively to performance? Sappi, LTD., a coated and specialty paper company, was our top performer. Its profitability and cash flow generation improved as it closed its facilities during a period of industry capacity rationalization.

December 31, 2014

Pax World High Yield Bond Fund, continued

Onex Corp., a leading owner and operator of business-to-business and consumer tradeshows in the United States, reported better than expected results for 2014. Leverage decreased during 2013 and we expect the company to continue to pay down more of its term loan in 2015.

Hercules Technology Growth Capital, Inc., a business development corporation focused on financing technology and health care small businesses, outperformed due to its strong growth, profitability and low delinquencies.

What portfolio holdings detracted from performance? Chaparral Energy, Inc. is an exploration and production company with operations in Northern Oklahoma. Chaparral uses CO2 for enhanced oil recovery methods which increases the overall cost of oil extraction. Although well hedged for 2015 and partial 2016, its primary fields are not as profitable at current oil price levels.

Hercules Offshore, Inc. is a driller of oil wells primarily in the Gulf of Mexico. An expected fall-off in drilling by exploration and production (E&P) companies and potential oversupply of rigs in a declining industry negatively impacted its bond price. We have since sold out of our position.

Vanguard Natural Resources, LLC is an upstream oil and gas master limited partnership (MLP), primarily gas weighted with operations in Wyoming, Colorado and Texas. MLP's operate with higher leverage than other E&P companies and they also pay the majority of their free cash flow to unit holders, attributes which have caused this company to be hard hit during the downturn.

1BB rating is an S&P rating of bonds. An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

December 31, 2014

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

Returns—Period ended December 31, 2014

			Total Return	Average Annual Return
Share class	Ticker Symbol		1 year	3 years	5 years	10 years
Individual Investor Class[1]	PAXHX		-1.41%	6.12%	6.11%	5.85%
Class A1, 2, 4	PXHAX	NAV[3]	-1.27%	6.16%	6.13%	5.86%
		POP	-5.76%	4.54%	5.17%	5.37%
Institutional Class[1,5]	PXHIX		-1.05%	6.43%	6.43%	6.10%
Class R1, 6	PXHRX		-1.64%	5.90%	5.93%	5.65%
BofA Merrill Lynch U.S. High Yield— Cash Pay—BB-B (Constrained 2%) Index[7,9]			3.48%	8.02%	8.71%	7.09%
Lipper High Yield Bond Funds Index[8,9]			2.24%	8.30%	8.47%	6.35%

1The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call 800.767.1729.

2A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund's

December 31, 2014

Pax World High Yield Bond Fund, continued

Portfolio Highlights (Unaudited), continued

Class A Shares of 4.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

3NAV is Net Asset Value.

4Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

5Inception of Institutional Class shares is June 1, 2004. The performance information shown for Institutional Class shares includes the performance of Individual Investor Class shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares. If such expenses were reflected, the returns would be higher than those shown.

6Inception of Class R shares is April 2, 2007. The performance information shown for Class R shares includes the performance of Individual Investor Class shares for the period prior to Class R inception. Expenses have not been adjusted to reflect the expenses allocable to Class R shares. If such expenses were reflected, the returns would be lower than those shown.

7The BofA Merrill Lynch U.S. High Yield Cash Pay BB-B (Constrained 2%) Index tracks the performance of BB- and B rated fixed income securities publicly issued in the major domestic or eurobond markets, with total index allocation to an individual issuer limited to 2%.

8The Lipper High Yield Bond Funds Index tracks the results of the 30 largest mutual funds in the Lipper High Yield Bond Funds Average. The Lipper High Yield Bond Funds Average is a total return performance average of mutual funds tracked by Lipper, Inc. that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions and tend to invest in lower grade debt issues. The Lipper High Yield Bond Funds Index is not what is typically considered an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator.

9Unlike the High Yield Bond Fund, the BofA Merrill Lynch U.S. High Yield BB-B (Constrained 2%) Index and the Lipper High Yield Bond Funds Index are not investments, are not professionally managed, have no policy of sustainable investing and (with the exception of the Lipper High Yield Bond Funds Index) do not reflect deductions for fees, expenses or taxes. One cannot invest directly in an index.

Asset Allocation	Percent of Investments
U.S. Bonds	61.7%
Foreign Bonds	25.4%
Loans	9.3%
U.S. Stocks	2.1%
Exchange Traded Funds	0.4%
Cash & Cash Equivalents	1.1%
Total	100.0%

Credit Quality

Bond Rating	Percent of Bonds
A	0.4%
B	62.2%
BB	27.4%
CCC	7.8%
Not Rated	2.2%
Total	100.0%

December 31, 2014

Top Ten Holdings

Company	Percent of Net Assets
Expo Event Transco, Inc., 144A, 9.000%, 06/15/21	2.0%
Jack Cooper Holdings Corp., 144A, 9.250%, 06/01/20	1.9%
Ingles Markets, Inc., 5.750%, 06/15/23	1.8%
Kennedy-Wilson, Inc., 5.875%, 04/01/24	1.8%
Charlotte Russe, Inc., Term B, 6.750%, 05/21/19	1.7%
Columbus International, Inc., 144A, 7.375%, 03/30/21	1.6%
Unifrax I, LLC/Holding Co., 144A, 7.500%, 02/15/19	1.6%
syncreon Group BV/Global Finance US, Inc., 144A, 8.625%, 11/01/21	1.5%
Perry Ellis International, Inc., 7.875%, 04/01/19	1.5%
Kissner Milling Co., Ltd., 144A, 7.250%, 06/01/19	1.4%
Total	16.8%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change

Fixed Income Sector Diversification

Sector	Percent of Net Assets
Media	20.0%
Retail	12.4%
Energy	10.7%
Technology & Electronics	9.6%
Basic Industry	7.4%
Telecommunications	6.8%
Capital Goods	6.4%
Transportation	6.3%
Financial Services	4.3%
Service	4.2%
Health Care	3.2%
Real Estate	2.4%
Automotive	1.4%
Consumer Goods	1.3%
Banking	0.4%
Leisure	0.1%
Utility	0.1%
Other	3.0%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

December 31, 2014

Pax World High Yield Bond Fund, continued

Portfolio Highlights (Unaudited), continued

Geographical Diversification

Country	Percent of Net Assets
United States	72.4%
Canada	4.3%
Luxembourg	3.5%
Netherlands	3.1%
Bermuda	2.4%
Marshall Islands	1.9%
Austria	1.7%
Barbados	1.6%
Cayman Islands	1.1%
United Kingdom	1.1%
Country	Percent of Net Assets
Israel	1.1%
Sweden	1.1%
Germany	0.8%
Malaysia	0.5%
Norway	0.3%
Australia	0.2%
Mexico	0.2%
France	0.1%
Other	2.6%
Total	100.0%

December 31, 2014

Pax World Global Environmental
Markets Fund

Co-Portfolio Managers

Bruce Jenkyn-Jones, Simon Gottelier & Hubert Aarts

Sub-Adviser

Impax Asset
Management Ltd.

Portfolio Manager's Comments

How did the Pax World Global Environmental Markets Fund (the Fund) perform for the period? For the one-year period ended December 31, 2014, the Individual Investor Class, Class A, Institutional Class and Class R shares of the Fund had total returns of -2.78%, -2.73%, -2.53% and -3.04%, respectively, versus 4.94% for the MSCI World (Net) Index and 0.14% for the FTSE Environmental Opportunities Index.

What factors contributed to the Fund's performance? Against the backdrop of volatile global markets, investors drove up prices in defensive areas of the markets and economically sensitive Resource Optimization companies underperformed. Also, some sectors outside of our environmental resource optimization focus, including Health Care and Information Technology, outperformed, impacting our relative performance.

Having no exposure to fossil energy stocks proved beneficial. Although Renewable Energy sectors suffered from association, the broader Resource Optimization markets, including Water Treatment, Energy Efficiency and Waste/Resource Recovery largely benefitted from the dramatic fall in oil prices.

There were numerous favorable policy developments during 2014. China committed significant investments to pollution mitigation and renewable energy and, with the U.S., agreed to carbon dioxide (CO2) emissions reductions. We expect these positive trends to continue in 2015 culminating with the UN Climate talks.

Can you discuss any significant changes to the Fund's positioning throughout the period? Energy Efficiency and Water Infrastructure remained our preferred sub-sectors during 2014 given the long term drivers behind them. The Fund also took advantage of improving fundamentals within the Renewable Energy markets and added

December 31, 2014

Pax World Global Environmental Markets Fund, continued

Huaneng Renewables Corp., Class H (China), Trina Solar, LTD., ADS (China) and Enel Green Power SPA (Italy).

We made our first investments in the Sustainable Food and Agriculture area through the purchase of Sealed Air Corp. (logistics, food safety and packaging, U.S.) and Trimble Navigation, LTD. (sustainable and efficient agriculture, U.S.). We are optimistic about the long term opportunities from needing to feed an increasingly hungry planet.

What portfolio holdings contributed positively to performance? Water Utility companies, with their stable earnings profiles performed well, as investors sought stability against volatile macro-economic conditions. American Water Works Co., Inc. (US) was a key contributor, as were our UK holdings Pennon Group and Severn Trent PLC, which additionally benefited from diminished regulatory risk in the UK water market.

The U.S.'s commitment to reducing fuel consumption and emissions gained traction as the EPA issued new emissions rules. Combined with recovering automotive sales early in the year, Transport Energy Efficiency was a key catalyst in 2014. Delphi Automotive PLC (UK), (manufacturer of fuel efficient power trains and turbochargers to improve fuel efficiency and reduce CO2 emissions) was the main beneficiary within the portfolio.

Companies reporting strong results and positive outlook statements also benefitted. Pall Corporation (Water Treatment equipment, U.S.) was one such example.

What portfolio holdings detracted from performance? The most notable detractors to performance were largely stock specific. We participated in the initial public offering (IPO) of Applus Services SA (Environmental Testing and Gas Sensing, Spain) during the second quarter but two subsequent profit warnings suggest that earnings improvements need more time to take effect. SABESP (Water Utilities, Brazil) was impacted by the severe drought experienced in the region.

While declining oil prices had a limited impact on the portfolio overall, Renewable and Alternative energy markets suffered from negative sentiment and our holdings in Trina Solar (China) and Enel Green Power (Italy) were not immune.

December 31, 2014

Portfolio Highlights (Unaudited)

Total Return—Historical Growth of $10,000—Since Inception

Returns—Period ended December 31, 2014

			Total Return	Average Annual Return
Share class	Ticker Symbol		1 year	3 years	5 years	Since Inception
Individual Investor Class[1]	PGRNX		-2.78%	15.22%	8.81%	4.47%
Class A1, 2, 4	PXEAX	NAV[3]	-2.73%	15.24%	8.82%	4.48%
		POP	-8.06%	13.09%	7.58%	3.61%
Institutional Class[1]	PGINX		-2.53%	15.49%	9.11%	4.73%
Class R1	PGRGX		-3.04%	14.93%	8.54%	4.19%
MSCI World (Net) Index[5,7]			4.94%	15.47%	10.20%	4.78%
FTSE Environmental Opportunities Index Series[6,7]			0.14%	15.50%	9.50%

1The Fund's inception date is March 27, 2008. The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

December 31, 2014

Pax World Global Environmental Markets Fund, continued

Portfolio Highlights (Unaudited), continued

2A 1.00% CDSC (contingent deferred sales charge) may be charged on any shares sold within 18 months of purchase over $1 million. POP (public offering price) reflects the maximum sales load for the Fund's Class A Shares of 5.50%. NAV performance does not reflect the deduction of the sales load or the CDSC, which if reflected would reduce the performance shown.

3NAV is Net Asset Value.

4Inception of Class A shares is May 1, 2013. The performance information shown for Class A shares includes the performance of Individual Investor Class shares, adjusted to reflect the sales charge applicable to Class A shares, for the period prior to Class A inception.

5The MSCI World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World (Net) Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

6The FTSE Environmental Opportunities Index Series measures the performance of global companies that have significant involvement in environmental business activities, including renewable and alternative energy, energy efficiency, water technology and waste and pollution control. The FTSE Environmental Opportunities Index Series requires companies to have at least 20% of their business derived from environmental markets and technologies. The FTSE Environmental Opportunities Index Series is published by a joint venture of Impax Asset Management, Ltd. ("Impax") with FTSE International. Impax is also the sub-adviser to the Pax World Global Environmental Markets Fund.

7Unlike the Global Environmental Markets Fund, the MSCI World (Net) Index and the FTSE Environmental Opportunities Index Series are not investments, are not professionally managed, have no policy of sustainable investing and do not reflect deductions for fees, expenses or taxes. One cannot invest directly in an index.

Asset Allocation	Percent of Investments
Foreign Stocks	60.5%
U.S. Stocks	38.1%
Cash & Cash Equivalents	1.4%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Xylem, Inc.	3.1%
Linde AG	3.1%
American Water Works Co., Inc.	3.1%
Pentair PLC	3.1%
Pall Corp.	3.0%
Pennon Group PLC	3.0%
BorgWarner, Inc.	3.0%
Delphi Automotive PLC	3.0%
GEA Group AG	3.0%
Stericycle, Inc.	2.9%
Total	30.3%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change

December 31, 2014

Environmental Markets Classification System (EMCS)

Sector	Sub Sector	Percent of Net Assets
Energy Efficiency		34.0%
	Industrial Energy Efficiency	9.2%
	Buildings Energy Efficiency	7.2%
	Transport Energy Efficiency	6.0%
	Consumer Energy Efficiency	4.6%
	Power Network Efficiency	4.0%
	Diversified Energy Efficiency	3.0%
Water Infrastructure & Technologies		31.2%
	Water Infrastructure	15.5%
	Water Utilities	10.5%
	Water Treatment Equipment	5.2%
Pollution Control		11.3%
	Environmental Testing & Gas Sensing	8.0%
	Pollution Control Solutions	3.3%
Environmental Support Services		7.6%
	Diversified Environmental	7.6%
Waste Management & Technologies		6.4%
	Hazardous Waste Management	5.3%
	General Waste Management	1.1%
Renewable & Alternative Energy		6.3%
	Solar Energy Generation Equipment	1.8%
	Renewable Energy Developers & Independent Power Producers (IPPs)	4.5%
Food, Agriculture & Forestry		2.4%
	Logistics, Food Safety and Packaging	1.5%
	Sustainable and Efficient Agriculture	0.9%
Other		0.8%
		100.0%

May include companies representing multiple industries within a single "Sector".

Geographical Diversification

Country	Percent of Net Assets
United States	38.3%
United Kingdom	12.4%
Japan	10.6%
Germany	7.6%
China	6.7%
Ireland	6.6%
France	3.6%
Taiwan	2.2%
Finland	2.2%
Country	Percent of Net Assets
Hong Kong	2.0%
Italy	1.9%
Brazil	1.4%
Spain	1.3%
Belgium	1.0%
Switzerland	0.9%
Australia	0.5%
Other	0.8%
Total	100.0%

December 31, 2014

Pax MSCI International ESG Index Fund

Portfolio Manager

Christopher Brown

Portfolio Manager's Comments

How did the Pax MSCI International ESG Index Fund (the Fund) perform for the period? For the one-year period ended December 31, 2014, the Individual Investor Class, Institutional Class and Class R of the Fund had total returns of -5.86%, -5.49% and -6.06%, respectively, compared to -4.38% for the MSCI EAFE ESG (Net) Index (the Index) and -4.90% for the MSCI EAFE (Net) Index (EAFE Index).

It is important to note that, effective March 31, 2014, the Fund acquired the assets of Pax World International Fund and of Pax MSCI EAFE ESG Index ETF, a series of Pax World Funds Trust II, pursuant to an Agreement and Plan of Reorganization dated December 13, 2013 (the Reorganizations). Because the Pax MSCI International ESG Index Fund had no investment operations prior to the closing of the Reorganizations, and based on the similarity of the Pax MSCI International ESG Index Fund to Pax MSCI EAFE ESG Index ETF, Pax MSCI EAFE ESG Index ETF (the Predecessor Fund) is treated as the survivor of the Reorganizations for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to March 31, 2014 is that of the Predecessor Fund.

The Fund is designed to track the performance of the Index with the objective of outperforming the EAFE Index over the long run. The Fund and the Index are constructed to have a better environmental, social and governance (ESG) profile than the EAFE Index. Based on evaluations of ESG characteristics conducted by MSCI ESG Research as of December 31, 2014, the ESG profile of the Fund's holdings averaged an overall rating of AA on MSCI ESG Research's seven-point scale compared to an overall rating of A for the EAFE Index.1

Can you discuss any significant changes to the Fund's positioning throughout the period? With the change upon the Reorganizations to a passively managed investment strategy, certain securities were sold and other securities were purchased to achieve a closer alignment of the holdings of the Fund and the constituent securities of the EAFE ESG Index.

What portfolio holdings contributed positively to performance? The top contributors to the Fund's performance relative to the EAFE Index were Novartis AG, a Swiss based pharmaceutical company increased based on improved third

December 31, 2014

quarter earnings and strong future guidance. Novo Nordisk A/S, Class B, a Danish based pharmaceutical company increased based on improved sales growth over the third quarter and FDA approval of a new medication focused on obesity. Bunzl PLC, headquartered in London, provides a range of consumer products primarily to retail stores as well as government and educational markets in the Americas, Europe and Australasia. Bunzl rose on third quarter revenue growth and positive impacts from acquisitions.

The largest sector contributors relative to the EAFE Index were Materials, Industrials and Health Care, mainly driven by the Pharmaceuticals industry. From a regional perspective the largest regional contributors relative to the EAFE Index were the Pacific and Europe and Middle East regions.

What portfolio holdings detracted from performance? The top detractors from the Fund's performance relative to the EAFE Index were BG Group PLC, a UK energy company that engages in the exploration, development and production of energy declined based on the sharp declines in energy prices. Pearson PLC, a London based international media and education company declined based on lower earnings guidance due to difficult market conditions within its space. Tesco PLC, a UK based bank that provides banking activities throughout many developed and emerging countries declined based on future guidance on earnings due to uncertainties and challenging global market conditions.

The largest sector detractors relative to the EAFE Index were Telecommunications, Consumer Staples and Consumer Discretionary.

1MSCI ESG Research evaluates companies' ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against their sector peers to determine their eligibility for the MSCI ESG indices. MSCI ESG Research identifies the highest-rated companies in each peer group to meet the float-adjusted market capitalization sector targets. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 7-point scale from AAA (highest) to CCC (lowest).

December 31, 2014

Pax MSCI International ESG Index Fund, continued

Portfolio Highlights (Unaudited)

Total Return—Historical Growth of $10,000—Since Inception

Returns—Period ended December 31, 2014

		Total Return	Average Annual Return
Share class	Ticker Symbol	1 year	3 years	Since Inception
Individual Investor Class[2]	PXINX	-5.86%	11.05%	4.20%
Institutional Class[1]	PXNIX	-5.49%	11.32%	4.48%
Class R2	PXIRX	-6.06%	10.75%	3.96%
MSCI EAFE ESG (Net) Index[3,6]		-4.38%	11.59%	4.88%
MSCI EAFE (Net) Index[4,6]		-4.90%	11.06%	3.91%
Lipper International Large-Cap Core Funds Index[5,6]		-4.78%	10.92%	3.49%

1The Fund's inception date is January 27, 2011. Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

2Inception of the Individual Investor Class and Class R is March 31, 2014. The performance information shown for periods prior to the inception date for the Individual Investor Class and Class R shares are those of the Predecessor Fund. These returns have been adjusted to reflect the expenses allocable to Individual Investor Class and Class R shares.

3The MSCI EAFE ESG (Net) Index is a free float-adjusted market capitalization weighted index designed to measure the performance of equity securities of issuers organized or operating in developed market countries

December 31, 2014

around the world excluding the U.S. and Canada that have high environmental, social and governance (ESG) ratings relative to their sector and industry group peers, as rated by MSCI ESG Research annually. MSCI ESG Research evaluates companies' ESG characteristics and derives corresponding ESG scores and ratings. Companies are ranked by ESG score against their sector peers to determine their eligibility for the MSCI ESG indices. MSCI ESG Research identifies the highest-rated companies in each peer group to meet the float-adjusted market capitalization sector targets. The rating system is based on general and industry-specific ESG criteria, assigning ratings on a 7-point scale from AAA (highest) to CCC (lowest). Performance for the MSCI EAFE ESG (Net) Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax.

4The MSCI EAFE (Europe, Australasia, Far East) (Net) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE (Net) Index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Performance for the MSCI EAFE ESG (Net) Index is shown "net", which includes dividend reinvestments after deduction of foreign withholding tax. One cannot invest directly in an index.

5The Lipper International Large-Cap Core Funds Index tracks the results of funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper's international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P/Citigroup World ex-U.S. BMI. The Lipper International Large-Cap Core Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than the changes in the value of a group of securities, a securities index, or some other traditional economic indicator. One cannot invest directly in an index.

6Unlike the International Index Fund, the MSCI EAFE ESG (Net) Index, the MSCI EAFE (Net) Index and the Lipper International Large-Cap Core Funds Index are not investments and are not professionally managed and (with the exception of the Lipper International Large-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes. One cannot invest directly in an index.

Asset Allocation	Percent of Investments
Foreign Stocks	97.3%
Exchange Traded Funds	1.8%
Cash & Cash Equivalents	0.9%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
Novartis AG	3.3%
Roche Holding AG	3.0%
HSBC Holdings PLC	3.0%
Commonwealth Bank of Australia	1.9%
iShares MSCI EAFE ETF	1.8%
GlaxoSmithKline PLC	1.6%
Vodafone Group PLC	1.4%
Westpac Banking Corp.	1.4%
Novo Nordisk A/S, Class B	1.4%
BASF SE	1.3%
Total	20.1%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable

Holdings are subject to change

December 31, 2014

Pax MSCI International ESG Index Fund, continued

Portfolio Highlights (Unaudited), continued

Sector Diversification

Sector	Percent of Net Assets
Financials	27.0%
Industrials	12.2%
Consumer Discretionary	12.2%
Health Care	12.0%
Consumer Staples	9.3%
Materials	8.3%
Telecommunication Services	5.5%
Information Technology	5.3%
Energy	2.6%
Utilities	4.2%
Exchange Traded Funds	1.8%
Other assets and liabilities (net)	-0.4%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

Geographical Diversification

Country	Percent of Net Assets
Japan	22.5%
United Kingdom	20.0%
Switzerland	9.7%
Australia	9.3%
Germany	8.5%
France	7.0%
Netherlands	4.9%
Sweden	4.3%
Spain	3.3%
Denmark	2.0%
Hong Kong	1.6%
Italy	1.3%
Country	Percent of Net Assets
Norway	1.0%
Singapore	0.7%
Belgium	0.7%
Ireland	0.5%
Luxembourg	0.4%
Finland	0.3%
Portugal	0.3%
New Zealand	0.2%
Austria	0.1%
Israel	0.0%*
Other	1.4%
Total	100.0%

*Rounds to less that 0.1%

December 31, 2014

Pax Ellevate Global Women's Index Fund

Co-Portfolio Managers:

Julie Fox Gorte, Ph.D., Scott LaBreche & Heather Smith

Portfolio Manager's Comments

How did the Pax Ellevate Global Women's Index Fund (the Fund) perform for the period? For the period since reorganization of the Fund (June 4, 2014 through December 31, 2014), the Individual Investor Class and Institutional Class shares of the Fund had total returns of 1.12% and 1.25%, respectively, compared to 1.32% for the Pax Global Women's Leadership Index1 (Women's Index), 0.42% for the MSCI World (Net) Index (World Index), and -0.74% for the Lipper Global Large-Cap Core Funds Index.

It is important to note that on June 4, 2014, the Fund acquired the net assets of the Pax World Global Women's Equality Fund, pursuant to an Agreement and Plan of Reorganization dated March 4, 2014 (the Reorganization). Because the Fund had no investment operations prior to the closing of the Reorganization, the Pax World Global Women's Equality Fund (the Predecessor Fund) is treated as the survivor of the Reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for the Fund for periods prior to June 4, 2014 is that of the Predecessor Fund.

Pax World Management LLC and Ellevate Asset Management LLC, whose principal is Sallie Krawcheck, entered into a partnership agreement to manage and distribute the Fund. Pax Ellevate Management LLC (PEM) is the investment adviser to the Fund.

What is the investment objective of the Fund? The Fund seeks investment returns that closely correspond to or exceed the price and yield performance, before fees and expenses, of the Women's Index, while maintaining risk characteristics that PEM believes are generally similar to those of the Women's Index. The Fund is the first mutual fund in the United States that focuses on investing in companies that are global leaders in advancing women.

How are the Fund's investments positioned? The Fund employs an enhanced index-based investment approach intended to closely correspond to or exceed the

December 31, 2014

Pax Ellevate Global Women's Index Fund, continued

performance of the Women's Index, while maintaining risk characteristics that PEM believes are generally similar to those of the Women's Index. Under normal circumstances, the Global Women's Index Fund invests more than 80% of its total assets in the component securities of the Women's Index and other financial instruments.

The Women's Index is the first broad-market index of the highest-rated companies in the world in advancing women's leadership. The Women's Index consists of equity securities of companies around the world that demonstrate a commitment to advancing women through gender diversity on their board, in executive management and through other policies and programs, as rated by Pax World Gender Analytics. Companies in the Women's Index also meet threshold environmental, social and governance (ESG) standards, as rated by MSCI ESG Research.

What factors contributed to the Fund's performance? The Fundamental Gender Factors drove the relative performance since reorganization vs. the World Index. The Fund's outperformance was primarily driven by the companies with at least 30% women on their boards of directors. Within the Fund, these companies had an average weight of 52.51%, compared with 18.42% in the World Index. Another factor that drove the Fund's relative performance vs. the World Index was women in senior management. Within the Fund, 48.06% of companies have at least 25% women senior managers, compared with 20.87% in the World Index.

On a regional basis, North America and the Pacific regions contributed positively to relative World Index performance, while Europe detracted. On a sector basis, the Fund's underweight in energy contributed to relative World Index performance, followed by materials and industrials, while heath care, consumer staples and the utilities sectors detracted.

What portfolio holdings contributed positively to performance? The Fund's performance results noted above are based on the since-reorganization period of June 4, 2014 to December 31, 2014. The top contributors to the Fund's performance relative to the World Index include Lockheed Martin Corp., a U.S. based security and aerospace company that increased from improved earnings. Lockheed Martin's CEO and 33% of the board of directors are women. Weyerhaeuser Co., a U.S. based real estate investment trust (REIT) that manufactures, distributes and sells forest products, increased based on positive investor sentiment from continued cost saving initiatives. At Weyerhaeuser, women comprise 30% of the company's board of directors and over 50% of its senior

December 31, 2014

officers. Ulta Salon Cosmetics & Fragrances, Inc., a U.S. based beauty retailer, increased based on improved earnings. At Ulta Salon, women comprise 40% of senior executives and 50% of the board of directors.

What portfolio holdings detracted from performance? The Fund's performance results noted above are based on the period since the Fund was reorganized from June 4, 2014 to December 31, 2014. The top detractors to the Fund's performance relative to the World Index include Deutsche Lufthansa AG, a German airline that declined based on poor earnings and reports of potential pilot strikes. At Deutsche Lufthansa, the CFO and 40% of the executive board are women. DNB ASA, a Norwegian banking and financial services company, declined based on fears from loan losses due to the sharp declines in energy prices. At DNB ASA, women are 38% of the board of directors and 33% of senior executives. Kering SA, a French apparel and accessories company, declined based on poor results from its luxury brand Gucci. At Kering, women are 33% of the executive committee and 36% of the board of directors.

1A custom index calculated by MSCI

For the one-year period ended December 31, 2014, the Individual Investor Class and Institutional Class shares of the Fund had total returns of 5.95% and 6.21%, respectively, compared to 4.94% for the MSCI World (Net) Index and 3.98% for the Lipper Global Large-Cap Core Funds Index.

Portfolio Highlights (Unaudited)

Ten Year Annual Total Return—Historical Growth of $10,000

December 31, 2014

Pax Ellevate Global Women's Index Fund, continued

Portfolio Highlights (Unaudited), continued

Returns—Period ended December 31, 2014

		Total Return	Average Annual Return
Share class	Ticker Symbol	1 year	3 years	5 years	10 years
Individual Investor Class[1]	PXWEX	5.95%	14.11%	8.47%	3.20%
Institutional Class[1,2,3]	PXWIX	6.21%	14.38%	8.74%	3.43%
Pax Global Women's Leadership (Net) Index*, 4, 7		—	—	—	—
MSCI World (Net) Index[5,7]		4.94%	15.47%	10.20%	6.03%
Lipper Global Large-Cap Core Funds Index[6,7]		3.98%	15.76%	10.53%	6.61%

*A custom index calculated by MSCI.

1Total return figures include reinvested dividends and capital gains distributions, and changes in principal value, and do not reflect the taxes that a shareholder might pay on Fund distributions or on the redemption of Fund shares. These figures represent past performance, which is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more recent month-end performance data, please visit www.paxworld.com or call us at 800.767.1729.

2Pax World Global Women's Equality Fund, a series of Pax World Funds Series Trust I, acquired Women's Equity Fund, a series of Professionally Managed Portfolios ("Old Women's Equity Fund"), on October 29, 2007. Performance information shown includes the performance of Retail Class shares of Old Women's Equity Fund for periods prior to October 29, 2007, which has not been adjusted to reflect any differences in expenses between Old Women's Equity Fund and the Pax World Global Women's Equality Fund; if such expense adjustments were reflected, the returns would be higher than those shown. The Fund's investment adviser assumed certain expenses during the period; total returns would have been lower had these expenses not been assumed.

3Inception of Institutional Class shares is April 19, 2006. The performance information shown for Institutional Class shares includes the performance of the Retail Class shares of Old Women's Equity Fund shares for the period prior to Institutional Class inception. Expenses have not been adjusted to reflect the expenses allocable to Institutional Class shares or to reflect any differences in expenses between Old Women's Equity Fund and the Global Women's Index Fund. If such expense adjustments and allocable expenses were reflected, the returns would be higher than those shown.

4The Women's Index is a customized market-weighted index consisting of equity securities of issuers organized or operating in countries around the world that demonstrate a commitment to advancing and empowering women through gender diversity on their boards, in management and through other policies and programs, and an understanding of the potential business advantages associated with greater gender diversity, as rated by Pax World Gender Analytics. In addition, the companies comprising the Women's Index meet certain environmental, social and governance (ESG) or sustainability thresholds, as rated by MSCI ESG Research. No performance information is included here as the Women's Index is newly created.

5The MSCI World (Net) Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World (Net) Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Performance for the MSCI World (Net) Index is shown "net," which includes dividend reinvestments after deduction of foreign withholding taxes.

6The Lipper Global Large-Cap Core Funds Index tracks the results of the 30 largest mutual funds in the Lipper Global Large-Cap Funds Average. The Lipper Global Large-Cap Funds Average is a total return performance average of the mutual funds tracked by Lipper, Inc. that, by portfolio practice, invest at least 75% of their

December 31, 2014

equity assets in companies both inside and outside of the U.S. with market capitalizations (on a three year weighted basis) above Lipper's global large-cap floor. The Lipper Global Large-Cap Core Funds Index is not what is typically considered to be an "index" because it tracks the performance of other mutual funds rather than changes in the value of a group of securities, a securities index or some other traditional economic indicator. One cannot invest directly in an index.

7Unlike the Global Women's Index Fund, the Pax Global Women's Leadership Index, the MSCI World (Net) Index and the Lipper Global Large-Cap Core Funds Index are not investments, are not professionally managed, have (with the exception of the Pax Global Women's Leadership Index) no policy of sustainable investing and (with the exception of the Lipper Global Large-Cap Core Funds Index) do not reflect deductions for fees, expenses or taxes. One cannot invest directly in an index.

Asset Allocation	Percent of Investments
U.S. Stocks	57.5%
Foreign Stocks	41.1%
Exchange Traded Funds	1.4%
Total	100.0%

Top Ten Holdings

Company	Percent of Net Assets
KeyCorp.	2.0%
Xerox Corp	2.0%
Weyerhaeuser Co., REIT	2.0%
Lockheed Martin Corp.	2.0%
Procter & Gamble Co., The	2.0%
Coca-Cola Enterprises, Inc.	2.0%
Kellogg Co.	2.0%
Microsoft Corp.	2.0%
PepsiCo, Inc.	1.9%
Estee Lauder Cos, Inc., Class A	1.9%
Total	19.8%

Ten largest holdings do not include money market securities, certificates of deposit, commercial paper or cash and equivalents, if applicable.

Holdings are subject to change.

December 31, 2014

Pax Ellevate Global Women's Index Fund, continued

Portfolio Highlights (Unaudited), continued

Sector Diversification

Sector	Percent of Net Assets
Financials	22.1%
Consumer Staples	18.9%
Information Technology	14.6%
Consumer Discretionary	13.1%
Industrials	9.4%
Health Care	9.8%
Telecommunication Services	5.5%
Utilities	3.5%
Materials	2.0%
Energy	1.3%
Exchange Traded Funds	1.4%
Other assets and liabilities (net)	-1.6%
Total	100.0%

May include companies representing multiple industries within a single "Sector".

Geographical Diversification

Country	Percent of Net Assets
United States	59.1%
France	7.1%
United Kingdom	5.9%
Sweden	5.6%
Canada	5.4%
Australia	3.9%
Germany	3.5%
Switzerland	2.0%
Netherlands	1.5%
South Africa	1.2%
Norway	1.0%
Denmark	0.7%
Finland	0.6%
Ireland	0.5%
Italy	0.5%
Singapore	0.3%
Hong Kong	0.3%
Country	Percent of Net Assets
Malaysia	0.2%
Belgium	0.2%
Thailand	0.1%
China	0.1%
Israel	0.1%
Taiwan	0.1%
Spain	0.1%
New Zealand	0.1%
Poland	0.1%
Chile	0.0%*
Philippines	0.0%*
Turkey	0.0%*
Brazil	0.0%*
Austria	0.0%*
Greece	0.0%*
Indonesia	0.0%*
Other	-0.2%
Total	100.0%

*Rounds to less than 0.1%

December 31, 2014

Sustainable Investing

Senior Vice President for
Sustainable Investing

Julie Gorte, Ph.D.

Sustainable Investment Update (Unaudited)

Sustainable investing strategies seek to provide returns to investors while also having a positive impact on society. It can be difficult to gauge that impact in real time, but there are many indicators that we are achieving what we set out to do, even if we all wish that progress was faster and more dramatic.

Take, for example, our commitment to board diversity. For many years, Pax has been an advocate for diverse boards and management teams, and for gender empowerment throughout corporations. There are several ways Pax works to achieve this through our investments:

1.  Proxy voting: Pax generally votes against or withholds votes from all male nominees on slates of company directors that include fewer than two women. In companies where board diversity is below 5%, we withhold votes from or vote against male nominees on all slates that include no women. In the second half of 2014, that meant that we withheld votes for the male directors at 19 companies—about 13% of all the proxy ballots we voted during that time. The encouraging news in this is not only that our votes are sending a message to companies that male-dominated boardrooms are unacceptable, but that there were only 19 companies where those votes were necessary (6 for having no women on their boards, and 13 that had only one). The number of companies with no female board members is shrinking, and we believe sustainable investors can rightly take some credit for that.

2.  Pax World also files shareholder proposals—that is, places a voting item on a company's annual proxy ballot—asking that companies amend their policies to make gender diversity part of every director search. We have filed several of these over the years, and have been able to withdraw every one of them after reaching an agreement with the company that those policies would be amended. In the last six months we have engaged with two companies (Fox Chase Bancorp and Evolving Systems) on this issue, and co-filed a shareholder proposal at one (EBay).

3.  We created the world's first gender equality index, the Global Women's Leadership Index,* and launched an index fund based on it, the Pax Ellevate

December 31, 2014

Global Women's Index Fund, whose 400+ constituents have the highest ratings in the world in advancing women's leadership. Among the companies in the Fund, 32% of all board members are women, compared with 12% globally, and 25% of senior managers are female, compared with 11% globally. There is a healthy amount of academic literature supporting the fact that empowering women, especially in corporate decision-making bodies (boards and management) is correlated with better financial performance. We believe that the performance of the Fund will bear that out.

Another mechanism for impact is our work with other investors to change the way markets and market participants bring sustainability concerns to the fore. Here are a couple of examples of how we do that.

1.  We are working with a group of other investors and analysts convened by the United Nations Environment Programme Finance Initiatives (UNEP FI) to develop a method for fixed income analysis to incorporate water risks into financial analysis of bonds and other fixed income securities. Water risks are one of the more important and enduring risks many companies will face in the coming months, years, and decades, particularly as the planet warms. We believe that companies that depend on abundant fresh water supplies, such as food and beverage companies and electric and water utilities, should understand and manage those risks, and analysis of their debt should factor in water risks. We are helping to make that easier for all market participants.

2.  We are working with a group of financial institutions (asset managers, banks, and insurance companies) convened by UNEP FI and the World Resources Institute (WRI) to develop a protocol for financial institutions to calculate and be accountable for financed emissions of greenhouse gases. This complements our other efforts to address climate change—carbon benchmarking our own portfolios, using carbon intensity in our own ESG evaluations of all companies or issuers, offering two fossil fuel-free funds and engaging in shareholder engagement and public policy advocacy to support emissions reduction.

Impact isn't instantaneous, much as we all yearn for instant gratification. But we believe that all these efforts make a difference, to our investors and, in small but measurable ways, to the continuation of a just and civil society.

*A custom index calculated by MSCI. One cannot invest directly in an index.

December 31, 2014

Shareholder Expense Examples (Unaudited)

Examples As a shareholder of the Funds, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples on the next page are intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and compare these costs with the ongoing costs of investing in other mutual funds. For more information, see the relevant Fund's prospectus or talk to your financial adviser.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period beginning on July 1, 2014 and ending on December 31, 2014.

Please note that Individual Retirement Account (IRA), Coverdell Education Savings, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b)(7) accounts are charged an annual custodial fee of twelve dollars. If you are invested in one of these account types, you should add an additional six dollars to the estimated expenses paid during the period.

Actual Expenses For each Fund, the first table on the next page provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. For the Fund, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes For each Fund, the second table on the following page provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

December 31, 2014

Shareholder Expense Examples (Unaudited), continued

Based on Actual Fund Return	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period[1]
Balanced Fund - Individual Investor	$1,000.00	$1,028.50	0.91%	$4.65
Balanced Fund - Institutional	1,000.00	1,029.90	0.66%	3.38
Balanced Fund - Class R	1,000.00	1,027.20	1.16%	5.93
Growth Fund - Individual Investor[2]	1,000.00	1,064.00	1.24%	6.45
Growth Fund - Class A2	1,000.00	1,063.70	1.24%	6.45
Growth Fund - Institutional[2]	1,000.00	1,065.00	0.99%	5.15
Growth Fund - Class R2	1,000.00	1,062.40	1.49%	7.75
Small Cap Fund - Individual Investor	1,000.00	1,008.90	1.24%	6.28
Small Cap Fund - Class A	1,000.00	1,008.90	1.24%	6.28
Small Cap Fund - Institutional	1,000.00	1,009.90	0.99%	5.02
Small Cap Fund - Class R	1,000.00	1,007.20	1.49%	7.54
High Yield Bond Fund - Individual Investor	1,000.00	941.30	0.98%	4.80
High Yield Bond Fund - Class A	1,000.00	942.60	0.98%	4.80
High Yield Bond Fund - Institutional	1,000.00	943.50	0.73%	3.58
High Yield Bond Fund - Class R	1,000.00	941.40	1.23%	6.02
Global Environmental Markets Fund - Individual Investor	1,000.00	943.10	1.40%	6.86
Global Environmental Markets Fund - Class A	1,000.00	943.20	1.40%	6.86
Global Environmental Markets Fund - Institutional	1,000.00	943.90	1.15%	5.63
Global Environmental Markets Fund - Class R	1,000.00	941.40	1.65%	8.07
MSCI International ESG Index Fund - Individual Investor	1,000.00	905.30	0.80%	3.84
MSCI International ESG Index Fund - Institutional	1,000.00	906.90	0.55%	2.64
MSCI International ESG Index Fund - Class R	1,000.00	904.10	1.05%	5.04
Global Women's Index Fund - Individual Investor[2]	1,000.00	1,001.70	1.04%	5.25
Global Women's Index Fund - Institutional[2]	1,000.00	1,002.80	0.79%	3.99

1Expenses are equal to each Funds' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period beginning on July 1, 2014 and ending on December 31, 2014).

2Expenses were reduced during the first half of 2014 (See Note B for more information). Expense examples are based on the most recent six-month expense ratio, which will differ from the expense ratio shown in the Financial Highlights.

December 31, 2014

Shareholder Expense Examples (Unaudited), continued

Based on Hypothetical 5% Return (before expenses)	Beginning Account Value 7/1/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period[1]
Balanced Fund - Individual Investor	$1,000.00	$1,020.62	0.91%	$4.63
Balanced Fund - Institutional	1,000.00	1,021.88	0.66%	3.36
Balanced Fund - Class R	1,000.00	1,019.36	1.16%	5.90
Growth Fund - Individual Investor[2]	1,000.00	1,018.85	1.24%	6.31
Growth Fund - Class A2	1,000.00	1,018.85	1.24%	6.31
Growth Fund - Institutional[2]	1,000.00	1,020.11	0.99%	5.04
Growth Fund - Class R2	1,000.00	1,017.59	1.49%	7.58
Small Cap Fund - Individual Investor	1,000.00	1,018.95	1.24%	6.31
Small Cap Fund - Class A	1,000.00	1,018.95	1.24%	6.31
Small Cap Fund - Institutional	1,000.00	1,020.21	0.99%	5.04
Small Cap Fund - Class R	1,000.00	1,017.69	1.49%	7.58
High Yield Bond Fund - Individual Investor	1,000.00	1,020.27	0.98%	4.99
High Yield Bond Fund - Class A	1,000.00	1,020.27	0.98%	4.99
High Yield Bond Fund - Institutional	1,000.00	1,021.53	0.73%	3.72
High Yield Bond Fund - Class R	1,000.00	1,019.00	1.23%	6.26
Global Environmental Markets Fund - Individual Investor	1,000.00	1,018.15	1.40%	7.12
Global Environmental Markets Fund - Class A	1,000.00	1,018.15	1.40%	7.12
Global Environmental Markets Fund - Institutional	1,000.00	1,019.41	1.15%	5.85
Global Environmental Markets Fund - Class R	1,000.00	1,016.89	1.65%	8.39
MSCI International ESG Index Fund - Individual Investor	1,000.00	1,021.17	0.80%	4.08
MSCI International ESG Index Fund - Institutional	1,000.00	1,022.43	0.55%	2.80
MSCI International ESG Index Fund - Class R	1,000.00	1,019.91	1.05%	5.35
Global Women's Index Fund - Individual Investor[2]	1,000.00	1,019.96	1.04%	5.30
Global Women's Index Fund - Institutional[2]	1,000.00	1,021.22	0.79%	4.02

1Expenses are equal to each Funds' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period beginning on July 1, 2014 and ending on December 31, 2014).

2Expenses were reduced during the first half of 2014 (See Note B for more information). Expense examples are based on the most recent six-month expense ratio, which will differ from the expense ratio shown in the Financial Highlights.

December 31, 2014

Schedule of Investments

Pax World Balanced Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 61.8%
Consumer Discretionary: 6.2%
Amazon.com, Inc. (a)	5,000	$1,551,750
BorgWarner, Inc.	138,565	7,614,147
DirecTV (a)	95,000	8,236,500
Newell Rubbermaid, Inc.	599,100	22,819,719
NIKE, Inc., Class B	177,667	17,082,682
Time Warner, Inc.	284,416	24,294,815
VF Corp.	270,000	20,223,000
Walt Disney Co., The	229,100	21,578,929
		123,401,542
Consumer Staples: 3.9%
Colgate-Palmolive Co.	120,000	8,302,800
Estee Lauder Cos, Inc., Class A	245,812	18,730,874
Mead Johnson Nutrition Co.	157,775	15,862,699
PepsiCo, Inc.	190,000	17,966,400
Procter & Gamble Co., The	185,000	16,851,650
		77,714,423
Energy: 3.3%
Apache Corp.	20,000	1,253,400
Core Laboratories NV	52,000	6,257,680
EQT Corp.	207,906	15,738,484
Hess Corp.	142,000	10,482,440
National Oilwell Varco, Inc.	225,000	14,744,250
ONEOK, Inc.	245,156	12,206,317
Pioneer Natural Resources Co.	30,000	4,465,500
Rosetta Resources, Inc. (a)	255	5,689
		65,153,760
Financials: 13.9%
American Express Co.	330,000	30,703,200
American Tower Corp., REIT	273,100	26,995,935
AvalonBay Communities, Inc., REIT	134,360	21,953,080
Bank of New York Mellon Corp., The	621,300	25,206,141
BlackRock, Inc.	112,500	40,225,500
Discover Financial Services	263,797	17,276,066
Goldman Sachs Group, Inc., The	92,500	17,929,275
HCP, Inc., REIT	484,400	21,328,132
M&T Bank Corp.	98,000	12,310,760
Morgan Stanley	860,300	33,379,640
T Rowe Price Group, Inc.	234,500	20,134,170
US Bancorp	220,000	9,889,000
		277,330,899
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care: 10.9%
Abbvie, Inc.	410,000	$26,830,400
Becton Dickinson & Co.	348,052	48,434,916
Celgene Corp. (a)	220,000	24,609,200
Express Scripts Holding Co. (a)	160,000	13,547,200
Gilead Sciences, Inc. (a)	190,000	17,909,400
Hologic, Inc. (a)	420,000	11,230,800
Merck & Co., Inc.	495,000	28,111,050
UnitedHealth Group, Inc.	395,000	39,930,550
Zoetis, Inc.	160,000	6,884,800
		217,488,316
Industrials: 6.9%
3M Co.	155,000	25,469,600
Delta Air Lines, Inc.	325,000	15,986,750
Masco Corp.	195,000	4,914,000
Nordson Corp.	186,600	14,547,336
Pall Corp.	135,000	13,663,350
Quanta Services, Inc. (a)	509,221	14,456,784
Ryder System, Inc.	185,852	17,256,358
Stericycle, Inc. (a)	175,000	22,939,000
Xylem, Inc.	210,000	7,994,700
		137,227,878
Information Technology: 12.0%
Amdocs, Ltd.	413,341	19,284,424
Apple, Inc.	487,500	53,810,250
Cognizant Technology Solutions, Class A (a)	266,188	14,017,460
EMC Corp.	855,000	25,427,700
Facebook, Inc., Class A (a)	130,000	10,142,600
Google, Inc., Class A	38,000	20,165,080
Google, Inc., Class C (a)	38,000	20,003,200
Intel Corp.	745,000	27,036,050
Microsoft Corp.	705,786	32,783,760
Oracle Corp.	390,000	17,538,300
		240,208,824
Materials: 2.9%
Ecolab, Inc.	15,000	1,567,800
EI du Pont de Nemours & Co.	248,500	18,374,090
International Paper Co.	490,900	26,302,422
Nucor Corp.	230,000	11,281,500
		57,525,812
Telecommunication Services: 0.6%
AT&T, Inc.	380,000	12,764,200

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments, continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Utilities: 1.2%
CenterPoint Energy, Inc.	566,275	$13,267,823
ONE Gas, Inc.	255,000	10,511,100
		23,778,923
TOTAL COMMON STOCKS (Cost $971,529,274)		1,232,594,577
AFFILIATED INVESTMENT COMPANIES (NOTE C): 0.9%
Pax MSCI International ESG Index Fund	2,205,361	17,753,158
TOTAL AFFILIATED INVESTMENT COMPANIES (Cost $18,124,281)		17,753,158
BONDS: 36.0%
Community Investment Notes: 0.2%
Calvert Social Investment Foundation, Inc., 1.000%, 01/15/15	$3,000,000	3,000,000
CINI Investment Note, 2.000%, 11/01/17 (b)	260,300	256,265
Enterprise Community Impact, 1.500%, 12/11/15 (b)(f)	500,000	499,988
Total Community Investment Notes (Cost $3,760,300)		3,756,253
CORPORATE BONDS: 9.3%
Consumer Discretionary: 0.9%
Best Buy Co., Inc., 3.750%, 03/15/16 (d)	2,396,000	2,446,915
DIRECTV Holdings, LLC/Financing Co., 3.800%, 03/15/22	1,000,000	1,018,963
Expedia, Inc., 5.950%, 08/15/20	2,000,000	2,237,638
Marriott International, Inc., 3.250%, 09/15/22	3,000,000	3,017,004
Newell Rubbermaid, Inc., 2.050%, 12/01/17	170,000	169,601
Time Warner Cable, Inc., 6.750%, 07/01/18	3,000,000	3,443,346
VF Corp., 5.950%, 11/01/17	2,235,000	2,518,197
Walt Disney Co., The, 6.000%, 07/17/17	2,141,000	2,393,486
		17,245,150
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Consumer Staples: 1.0%
Anheuser-Busch Inbev Worldwide, 1.375%, 07/15/17	$4,000,000	$3,998,920
Costco Wholesale Corp., 1.125%, 12/15/17	3,000,000	2,982,663
Kellogg Co., 4.150%, 11/15/19	2,000,000	2,158,574
Kimberly-Clark Corp., 6.125%, 08/01/17	5,000,000	5,597,390
Kraft Foods Group, Inc., 6.125%, 08/23/18	3,000,000	3,433,080
Mondelez International, Inc., 6.125%, 08/23/18	2,000,000	2,275,526
		20,446,153
Energy: 0.3%
Cameron International Corp., 3.700%, 06/15/24 (d)	1,250,000	1,213,174
ONEOK Partners, LP, 8.625%, 03/01/19	3,775,000	4,565,508
Talisman Energy, Inc., 3.750%, 02/01/21	1,000,000	968,330
		6,747,012
Financials: 3.6%
American Express Co., 7.000%, 03/19/18	1,000,000	1,157,798
American Tower Corp., REIT, 7.250%, 05/15/19	1,665,000	1,946,142
Bank of America Corp., 1.350%, 11/21/16	4,950,000	4,938,204
Bank of New York Mellon Corp., The, 2.950%, 06/18/15 (d)	3,000,000	3,034,044
BB&T Corp., 1.450%, 01/12/18	3,134,000	3,106,352
BlackRock, Inc., 3.375%, 06/01/22	1,000,000	1,032,849
Branch Banking & Trust Co., 0.664%, 12/01/16	1,000,000	1,001,384
Branch Banking & Trust Co./Wilson NC, 0.554%, 09/13/16	4,000,000	3,988,000
Discover Bank, 3.200%, 08/09/21	3,000,000	3,017,304
Ford Motor Credit Co., LLC, 1.482%, 11/20/18	3,000,000	2,994,996
Ford Motor Credit Co., LLC, 1.070%, 03/12/19	3,000,000	2,985,849

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments, continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Financials, continued
Goldman Sachs Group, Inc., The, 6.250%, 09/01/17	$3,000,000	$3,340,017
Goldman Sachs Group, Inc., The, 1.433%, 04/30/18	4,000,000	4,050,212
Goldman Sachs Group, Inc., The, 2.000%, 10/30/22	3,000,000	2,976,816
International Bank for Reconstruction & Development, 0.375%, 08/24/15	4,000,000	4,001,504
International Bank for Reconstruction & Development, 0.625%, 07/12/17	2,000,000	1,982,454
International Finance Corp., 2.000%, 09/15/24	3,000,000	3,018,261
Morgan Stanley, 0.711%, 10/15/15	2,000,000	2,003,660
Morgan Stanley, 1.509%, 04/25/18	4,000,000	4,066,928
Morgan Stanley, 3.100%, 11/09/18	1,177,000	1,243,599
North American Development Bank, 2.400%, 10/26/22	2,000,000	1,940,144
PNC Bank NA, 6.875%, 04/01/18	2,000,000	2,305,506
Prudential Financial, Inc., 7.375%, 06/15/19	2,000,000	2,406,634
Prudential Financial, Inc., 3.700%, 11/02/20	3,000,000	3,141,150
State Street Corp., 4.956%, 03/15/18	4,010,000	4,346,251
Toyota Motor Credit Corp., 4.250%, 01/11/21	1,480,000	1,625,733
US Bancorp, 1.950%, 11/15/18	2,064,000	2,072,155
		73,723,946
Health Care: 0.9%
Becton Dickinson & Co., 1.750%, 11/08/16	3,000,000	3,023,496
Becton Dickinson & Co., 3.250%, 11/12/20	3,000,000	3,055,875
Celgene Corp., 2.300%, 08/15/18	950,000	958,674
Celgene Corp., 3.950%, 10/15/20	2,000,000	2,118,432
Gilead Sciences, Inc., 3.700%, 04/01/24	2,000,000	2,101,676
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Health Care, continued
UnitedHealth Group, Inc., 4.875%, 03/15/15	$119,000	$120,022
UnitedHealth Group, Inc., 5.375%, 03/15/16	4,000,000	4,223,528
UnitedHealth Group, Inc., 6.000%, 02/15/18	2,500,000	2,816,153
		18,417,856
Industrials: 1.0%
Atlas Copco AB, 144A, 5.600%, 05/22/17 (c)	2,505,000	2,745,365
CSX Corp., 7.375%, 02/01/19	2,000,000	2,397,186
Cummins, Inc., 7.125%, 03/01/28	3,200,000	4,350,160
Ingersoll-Rand Co., 6.443%, 11/15/27	2,000,000	2,413,468
Pentair PLC, 5.000%, 05/15/21	4,050,000	4,510,995
Ryder System, Inc., 5.850%, 11/01/16	2,000,000	2,160,702
United Parcel Service, Inc., 5.500%, 01/15/18	1,000,000	1,116,255
		19,694,131
Information Technology: 1.2%
Adobe Systems, Inc., 3.250%, 02/01/15	2,000,000	2,003,830
Adobe Systems, Inc., 4.750%, 02/01/20	1,150,000	1,263,827
Apple, Inc., 0.450%, 05/03/16	4,000,000	3,996,980
CA, Inc., 5.375%, 12/01/19	3,000,000	3,323,964
Cisco Systems, Inc., 0.734%, 03/01/19	2,000,000	2,011,822
Corning, Inc., 8.875%, 08/15/21	2,000,000	2,618,980
IBM Corp., 2.000%, 01/05/16	1,750,000	1,776,119
IBM Corp., 5.700%, 09/14/17	5,000,000	5,575,700
NetApp, Inc., 3.250%, 12/15/22	671,000	662,939
		23,234,161

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments, continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Materials: 0.2%
Potash Corp of Saskatchewan, Inc., 3.250%, 12/01/17	$2,000,000	$2,087,656
Rock-Tenn Co., 4.900%, 03/01/22	2,000,000	2,151,632
		4,239,288
Telecommunication Services: 0.2%
Vodafone Group PLC, 5.625%, 02/27/17	3,000,000	3,252,111
Utilities: 0.0%
CenterPoint Energy Houston Electric LLC, 2.250%, 08/01/22	1,000,000	959,474
TOTAL CORPORATE BONDS (Cost $180,743,707)		187,959,282
U.S. GOVERNMENT AGENCY BONDS: 8.1%
Federal Farm Credit Bank (Agency): 1.6%
Federal Farm Credit Bank, 3.850%, 02/11/15	4,000,000	4,016,044
Federal Farm Credit Bank, 1.010%, 06/26/17	4,000,000	3,987,616
Federal Farm Credit Bank, 1.120%, 08/20/18	4,000,000	3,942,224
Federal Farm Credit Bank, 1.140%, 09/04/18	3,500,000	3,469,624
Federal Farm Credit Bank, 1.950%, 08/05/19	3,000,000	3,000,339
Federal Farm Credit Bank, 1.740%, 03/11/20	3,000,000	2,943,999
Federal Farm Credit Bank, 1.840%, 02/04/21	3,000,000	2,931,147
Federal Farm Credit Bank, 3.190%, 07/07/23	2,000,000	2,011,866
Federal Farm Credit Bank, 3.280%, 08/06/24	2,000,000	2,011,612
Federal Farm Credit Bank, 3.180%, 11/18/24	3,000,000	3,004,692
		31,319,163
Federal Home Loan Bank System (Agency): 2.8%
Federal Home Loan Bank, 5.625%, 06/13/16	2,000,000	2,144,640
Federal Home Loan Bank, 0.500%, 06/19/17	2,700,000	2,696,795
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
U.S. GOVERNMENT AGENCY BONDS, continued
Federal Home Loan Bank System (Agency), continued
Federal Home Loan Bank, 1.000%, 06/27/17	$4,000,000	$3,994,088
Federal Home Loan Bank, 0.750%, 11/28/17	3,000,000	2,954,676
Federal Home Loan Bank, 0.950%, 01/25/18	2,000,000	1,973,054
Federal Home Loan Bank, 1.020%, 01/30/18	3,000,000	2,975,205
Federal Home Loan Bank, 1.000%, 02/05/18	5,000,000	4,938,695
Federal Home Loan Bank, 1.375%, 03/09/18	3,000,000	3,008,709
Federal Home Loan Bank, 1.375%, 06/27/18	3,000,000	2,981,103
Federal Home Loan Bank, 1.150%, 07/25/18	3,000,000	2,959,098
Federal Home Loan Bank, 1.140%, 10/25/18	5,000,000	4,926,525
Federal Home Loan Bank, 0.800%, 06/05/19	3,000,000	2,948,271
Federal Home Loan Bank, 1.550%, 02/05/20	3,000,000	2,898,186
Federal Home Loan Bank, 2.375%, 03/12/21	3,000,000	3,056,055
Federal Home Loan Bank, 1.500%, 09/26/22	3,000,000	2,945,688
Federal Home Loan Bank, 2.250%, 10/11/22	3,000,000	2,915,061
Federal Home Loan Bank, 2.220%, 12/27/22	3,000,000	2,915,703
Federal Home Loan Bank, 1.000%, 10/28/19	3,000,000	2,990,421
		56,221,973
Freddie Mac (Agency): 1.3%
Freddie Mac, 1.000%, 09/29/17	4,000,000	3,992,832
Freddie Mac, 1.000%, 02/14/18	3,000,000	2,973,735
Freddie Mac, 1.250%, 03/13/18	3,000,000	2,983,572
Freddie Mac, 1.050%, 03/26/18	3,000,000	2,991,276
Freddie Mac, 1.125%, 05/25/18	5,000,000	4,951,300
Freddie Mac, 1.250%, 06/10/19	5,500,000	5,347,386
Freddie Mac, 2.000%, 06/27/19	3,000,000	3,009,879
		26,249,980

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments, continued
Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
U.S. GOVERNMENT AGENCY BONDS, continued
Fannie Mae (Agency): 2.4%
Fannie Mae, 2.000%, 03/10/16	$3,000,000	$3,052,362
Fannie Mae, 0.500%, 03/30/16	925,000	930,587
Fannie Mae, 0.800%, 06/19/17	2,290,000	2,262,815
Fannie Mae, 2.200%, 10/27/17	5,000,000	5,128,145
Fannie Mae, 1.000%, 12/27/17	3,000,000	2,970,930
Fannie Mae, 1.050%, 01/30/18	3,000,000	2,974,218
Fannie Mae, 1.050%, 01/30/18	2,000,000	1,985,172
Fannie Mae, 1.050%, 05/25/18	3,000,000	2,939,601
Fannie Mae, 1.000%, 12/20/18	4,000,000	3,901,244
Fannie Mae, 1.000%, 03/13/19	6,645,000	6,629,664
Fannie Mae, 1.625%, 08/08/19	2,000,000	1,991,032
Fannie Mae, 1.500%, 10/23/19	3,000,000	2,941,623
Fannie Mae, 1.500%, 04/17/20	2,750,000	2,682,647
Fannie Mae, 2.000%, 05/21/21	925,000	906,915
Fannie Mae, 2.000%, 11/14/22	6,000,000	5,798,832
		47,095,787
TOTAL U.S. GOVERNMENT AGENCY BONDS (Cost $161,245,330)		160,886,903
GOVERNMENT BONDS: 0.6%
Canadian Government Bond, 2.500%, 06/01/15 (e)(CA)	3,000,000	2,598,313
U.S. Dept of Housing & Urban Development, 4.330%, 08/01/15	3,000,000	3,069,480
U.S. Dept of Housing & Urban Development, 4.620%, 08/01/18	5,000,000	5,552,075
TOTAL GOVERNMENT BONDS (Cost $10,898,718)		11,219,868
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
MUNICIPAL BONDS: 1.3%
Alderwood Water & Wastewater District, 5.150%, 12/01/25	$2,435,000	$2,663,038
City of Portland OR, 6.031%, 06/15/18	3,125,657	3,347,829
Iowa Finance Authority, 3.430%, 08/01/19	2,000,000	2,113,740
New Jersey State Transportation Trust Fund Authority, 6.104%, 12/15/28	2,500,000	2,775,575
New York City Transitional Finance Authority, 4.100%, 11/01/27	2,550,000	2,708,916
State Board of Administration Finance Corp., 1.298%, 07/01/16	4,260,000	4,289,309
State of California, 5.000%, 10/01/28	3,000,000	3,630,030
State of Colorado Department of Transportation, 0.963%, 12/15/16	1,485,000	1,479,535
State of Illinois, 5.000%, 07/01/21	2,930,000	3,298,799
TOTAL MUNICIPAL BONDS (Cost $25,517,742)		26,306,771
U.S. TREASURY NOTES: 9.9%
United States Treasury Note (TIPS), 1.875%, 07/15/15	3,051,925	3,062,418
United States Treasury Note, 0.375%, 08/31/15	15,000,000	15,021,090
United States Treasury Note, 0.250%, 12/15/15 (d)	10,000,000	10,001,560
United States Treasury Note (TIPS), 2.000%, 01/15/16	2,392,740	2,428,818
United States Treasury Note, 0.375%, 01/15/16	27,000,000	27,018,981
United States Treasury Note, 0.250%, 02/29/16	905,000	903,939
United States Treasury Note, 0.375%, 03/15/16	20,000,000	20,003,120
United States Treasury Note, 0.875%, 09/15/16	5,000,000	5,026,560
United States Treasury Note, 0.625%, 02/15/17	905,000	902,808
United States Treasury Note (TIPS), 0.125%, 04/15/18	1,006,676	1,003,215

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments, continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
U.S. TREASURY NOTES, continued
United States Treasury Note, 1.500%, 05/31/19	$5,000,000	$4,987,890
United States Treasury Note, 1.750%, 09/30/19	10,000,000	10,059,380
United States Treasury Note, 3.375%, 11/15/19	5,000,000	5,417,190
United States Treasury Note, 3.625%, 02/15/20	2,000,000	2,192,968
United States Treasury Note (TIPS), 1.250%, 07/15/20	4,355,200	4,576,361
United States Treasury Note, 2.125%, 09/30/21	10,000,000	10,113,280
United States Treasury Note, 2.000%, 10/31/21	3,000,000	3,007,968
United States Treasury Note, 2.000%, 11/15/21	3,000,000	3,011,250
United States Treasury Note, 2.375%, 08/15/24	41,000,000	41,762,354
United States Treasury Note, 4.375%, 11/15/39	4,000,000	5,245,624
United States Treasury Note, 3.125%, 08/15/44 (d)	20,000,000	21,535,940
TOTAL U.S. TREASURY NOTES (Cost $194,723,055)		197,282,714
MORTGAGE-BACKED SECURITIES: 6.6%
Ginnie Mae (Mortgage Backed): 1.0%
Ginnie Mae, 6.000%, 05/15/21	212,206	229,074
Ginnie Mae, 6.000%, 07/15/21	7,945	8,465
Ginnie Mae, 6.000%, 02/15/22	267,684	287,957
Ginnie Mae, 1.625%, 11/20/33	2,082,395	2,169,683
Ginnie Mae, 1.625%, 05/20/34	2,296,536	2,393,946
Ginnie Mae, 1.625%, 08/20/34	1,268,405	1,318,382
Ginnie Mae, 1.625%, 04/20/35	2,340,824	2,442,075
Ginnie Mae, 1.625%, 07/20/35	1,642,128	1,715,447
Ginnie Mae, 6.000%, 08/15/35	637,760	737,445
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Ginnie Mae (Mortgage Backed), continued
Ginnie Mae, 6.000%, 05/20/36	$396,624	$450,278
Ginnie Mae, 6.000%, 01/15/38	630,786	733,517
Ginnie Mae, 2.000%, 07/20/41	974,542	1,016,270
Ginnie Mae, 2.000%, 06/20/43	2,887,108	2,948,297
Ginnie Mae, 3.458%, 05/16/53	2,929,396	2,956,938
		19,407,774
Freddie Mac (Mortgage-Backed): 1.6%
Freddie Mac, 4.500%, 09/01/18	92,043	96,694
Freddie Mac, 4.000%, 09/01/18	76,544	81,086
Freddie Mac, 5.500%, 10/01/18	53,942	57,062
Freddie Mac, 5.000%, 11/01/18	79,297	83,383
Freddie Mac, 5.000%, 11/01/18	67,546	71,012
Freddie Mac, 3.500%, 11/01/25	1,063,750	1,124,988
Freddie Mac, 3.000%, 11/01/28	2,144,913	2,224,864
Freddie Mac, 3.500%, 01/01/29	1,781,475	1,887,088
Freddie Mac, 4.000%, 08/01/31	2,824,258	3,042,684
Freddie Mac, 3.000%, 07/01/33	2,863,315	2,952,554
Freddie Mac, 3.500%, 01/01/34	2,870,457	3,021,569
Freddie Mac, 2.353%, 12/01/35	1,456,245	1,555,094
Freddie Mac, 2.275%, 05/01/36	13,665	13,697
Freddie Mac, 2.373%, 11/01/36	1,216,879	1,303,726
Freddie Mac, 2.408%, 04/01/37	546,015	580,506
Freddie Mac, 2.392%, 01/01/38	1,520,207	1,623,313

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments, continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Freddie Mac (Mortgage-Backed), continued
Freddie Mac, 5.000%, 07/01/39	$954,861	$1,058,330
Freddie Mac, 5.000%, 08/01/39	658,239	729,533
Freddie Mac, 5.500%, 10/01/39	988,953	1,113,582
Freddie Mac, 2.490%, 12/01/39	3,114,725	3,323,018
Freddie Mac, 3.500%, 01/01/41	1,457,454	1,519,516
Freddie Mac, 2.429%, 01/01/43	4,056,127	4,093,070
		31,556,369
Fannie Mae (Mortgage Backed): 3.4%
Fannie Mae, 4.500%, 07/01/18	252,794	265,665
Fannie Mae, 3.500%, 09/01/18	245,589	259,733
Fannie Mae, 3.500%, 10/01/18	147,093	155,564
Fannie Mae, 3.500%, 10/01/18	44,135	46,677
Fannie Mae, 5.000%, 11/01/18	148,150	156,209
Fannie Mae, 5.000%, 11/01/18	110,223	116,190
Fannie Mae, 5.000%, 11/01/18	18,672	19,686
Fannie Mae, 5.000%, 10/01/20	436,169	468,711
Fannie Mae, 3.500%, 01/01/26	1,610,441	1,709,888
Fannie Mae, 3.500%, 02/01/26	1,432,523	1,516,010
Fannie Mae, 4.000%, 10/01/26	2,464,675	2,641,340
Fannie Mae, 3.000%, 11/01/26	1,949,931	2,032,644
Fannie Mae, 3.000%, 11/01/26	1,447,929	1,510,910
Fannie Mae, 3.500%, 12/01/26	2,419,728	2,569,012
Fannie Mae, 2.500%, 03/01/27	1,914,872	1,952,515
Fannie Mae, 2.500%, 06/01/27	5,135,934	5,244,783
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Fannie Mae (Mortgage Backed), continued
Fannie Mae, 2.500%, 09/01/27	$2,292,769	$2,341,437
Fannie Mae, 2.500%, 12/01/27	3,238,343	3,305,041
Fannie Mae, 3.000%, 04/01/28	3,399,869	3,541,177
Fannie Mae, 3.000%, 09/01/28	2,908,503	3,017,029
Fannie Mae, 4.000%, 01/01/31	2,404,576	2,593,166
Fannie Mae, 4.000%, 01/01/32	1,953,665	2,120,194
Fannie Mae, 6.500%, 06/01/32	253,979	289,475
Fannie Mae, 2.550%, 12/01/33	117,337	126,205
Fannie Mae, 2.170%, 12/01/33	287,070	309,205
Fannie Mae, 6.000%, 02/01/34	487,634	554,571
Fannie Mae, 4.500%, 04/01/34	2,717,296	2,975,513
Fannie Mae, 2.160%, 05/01/34	960,802	1,025,872
Fannie Mae, 2.359%, 07/01/34	1,479,383	1,581,557
Fannie Mae, 2.222%, 01/01/35	637,972	678,925
Fannie Mae, 1.870%, 03/01/35	573,076	604,402
Fannie Mae, 2.194%, 06/01/35	163,641	173,910
Fannie Mae, 1.865%, 10/01/35	2,622,047	2,760,553
Fannie Mae, 1.911%, 12/01/35	1,849,334	1,971,772
Fannie Mae, 2.045%, 05/01/36	164,373	172,215
Fannie Mae, 2.167%, 06/01/37	445,658	478,225
Fannie Mae, 2.122%, 09/01/37	3,240,571	3,451,084
Fannie Mae, 4.000%, 01/01/41	3,306,359	3,533,928
Fannie Mae, 4.000%, 02/01/41	2,383,552	2,575,053

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments, continued

Pax World Balanced Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
MORTGAGE-BACKED SECURITIES, continued
Fannie Mae (Mortgage Backed), continued
Fannie Mae, 3.500%, 10/01/41	$2,211,250	$2,317,011
Fannie Mae, 2.709%, 04/01/42	2,076,972	2,133,105
Fannie Mae, 2.073%, 09/01/42	2,335,554	2,418,962
		67,715,124
Commercial Mortgage-Backed: 0.6%
FREMF Mortgage Trust, 144A, 5.435%, 04/25/20 (c)	3,264,000	3,644,626
FREMF Mortgage Trust, 144A, 5.333%, 02/25/47 (c)	3,300,000	3,656,794
FREMF Mortgage Trust, 144A, 4.599%, 01/25/48 (c)	2,986,504	3,212,623
Morgan Stanley Capital I, Inc., 4.989%, 08/13/42	1,869,488	1,874,529
		12,388,572
TOTAL MORTGAGE-BACKED SECURITIES (Cost $129,120,972)		131,067,839
TOTAL BONDS (Cost $706,009,824)		718,479,630
CERTIFICATES OF DEPOSIT: 0.0% (g)
Hope Community Credit Union, 0.750%, 05/07/15	100,000	100,000
Urban Partnership Bank, 0.200%, 03/19/16	248,000	248,000
TOTAL CERTIFICATES OF DEPOSIT (Cost $348,000)		348,000
MONEY MARKET: 0.0% (g)
Self Help Credit Union Money Market Account	417,628	417,628
(Cost $417,628)
TIME DEPOSIT: 1.2%
State Street Euro Dollar Time Deposit, 0.010%, 01/02/15	22,976,000	22,976,000
(Cost $22,976,000)
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.3%
State Street Navigator Securities Lending Prime Portfolio	5,043,105	$5,043,105
(Cost $5,043,105)
TOTAL INVESTMENTS: 100.2% (Cost $1,724,448,112)		1,997,612,098
PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -0.3%		(5,043,105)
OTHER ASSETS AND LIABILITIES—		2,152,081
(NET): 0.1%
NET ASSETS: 100.0%		$1,994,721,074

(a)  Non income producing security.

(b)  Fair Valued security.

(c)  Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(d)  Security or partial position of this security was on loan as of December 31, 2014. The total market value of securities on loan as of December 31, 2014 was $36,395,176.

(e)  Principal amount is in Canadian dollars; value is in U.S. dollars.

(f)  Illiquid security.

(g)  Rounds to less than 0.05%.

CA  Canada

LP  Limited Partnership

REIT  Real Estate Investment Trust

TIPS  Treasury Inflation Protected Securities

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments, continued

Pax World Growth Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 97.0%
Consumer Discretionary: 17.1%
Amazon.com, Inc. (a)	6,750	$2,094,863
BorgWarner, Inc.	53,300	2,928,835
DirecTV (a)	17,000	1,473,900
Macy's, Inc.	40,500	2,662,875
Marriott International, Inc., Class A	41,000	3,199,230
Newell Rubbermaid, Inc.	92,000	3,504,281
NIKE, Inc., Class B	31,278	3,007,380
Priceline Group, Inc., The (a)	1,675	1,909,852
Scripps Networks Interactive, Class A	27,000	2,032,289
Starbucks Corp.	25,150	2,063,558
Time Warner, Inc.	34,550	2,951,261
VF Corp.	47,300	3,542,769
Walt Disney Co., The	9,500	894,805
Whirlpool Corp.	11,000	2,131,140
		34,397,038
Consumer Staples: 6.5%
Estee Lauder Cos, Inc., Class A	35,800	2,727,960
General Mills, Inc.	36,500	1,946,545
PepsiCo, Inc.	55,430	5,241,461
Procter & Gamble Co., The	33,600	3,060,624
		12,976,590
Financials: 8.3%
American Tower Corp., REIT	22,950	2,268,608
CBRE Group, Inc., Class A (a)	68,500	2,346,125
Morgan Stanley	68,800	2,669,440
PNC Financial Services Group, Inc.	46,200	4,214,826
State Street Corp.	39,650	3,112,525
Weyerhaeuser Co., REIT	53,500	1,920,115
		16,531,639
Health Care: 15.6%
Abbott Laboratories	95,000	4,276,900
Agilent Technologies, Inc.	47,500	1,944,650
Alexion Pharmaceuticals, Inc. (a)	8,850	1,637,516
Biogen Idec, Inc. (a)	4,500	1,527,525
Bristol-Myers Squibb Co.	40,500	2,390,714
Celgene Corp. (a)	27,000	3,020,220
Express Scripts Holding Co. (a)	29,750	2,518,933
Gilead Sciences, Inc. (a)	29,150	2,747,679
Hologic, Inc. (a)	72,750	1,945,335
Laboratory Corp of America Holdings (a)	18,400	1,985,360
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care, continued
Mylan, Inc. (a)	42,000	$2,367,540
Roche Holding AG	5,900	1,598,559
Thermo Fisher Scientific, Inc.	26,462	3,315,424
		31,276,355
Industrials: 14.5%
3M Co.	30,000	4,929,599
Cummins, Inc.	19,500	2,811,315
Delta Air Lines, Inc.	25,000	1,229,750
Eaton Corp PLC	37,050	2,517,918
Expeditors Int. of Washington, Inc.	46,000	2,052,060
Landstar System, Inc.	29,250	2,121,503
Pall Corp.	18,375	1,859,734
Quanta Services, Inc. (a)	65,700	1,865,223
Roper Industries, Inc.	13,100	2,048,185
Stanley Black & Decker, Inc.	34,500	3,314,759
United Parcel Service, Inc., Class B	27,951	3,107,313
United Rentals, Inc. (a)	10,750	1,096,608
		28,953,967
Information Technology: 29.7% (b)
Apple, Inc.	88,425	9,760,351
ASML Holding NV	16,294	1,756,982
Cognizant Technology Solutions, Class A (a)	46,000	2,422,360
eBay, Inc. (a)	46,750	2,623,610
EMC Corp.	88,500	2,631,990
Facebook, Inc., Class A (a)	20,000	1,560,400
Google, Inc., Class A	6,905	3,664,206
Google, Inc., Class C (a)	5,305	2,792,552
IBM	14,967	2,401,305
Ingram Micro Inc., Class A (a)	64,000	1,768,960
Intuit, Inc.	26,400	2,433,816
MasterCard, Inc., Class A	28,000	2,412,480
Microsoft Corp.	96,500	4,482,425
Oracle Corp.	37,320	1,678,280
QUALCOMM, Inc.	48,250	3,586,423
Red Hat, Inc. (a)	23,200	1,604,048
salesforce.com, inc. (a)	49,750	2,950,673
SunPower Corp. (a)(c)	67,250	1,737,068
Tableau Software, Inc. (a)	14,115	1,196,387
Texas Instruments, Inc.	48,500	2,593,053
Trimble Navigation, Ltd. (a)	52,750	1,399,985
Visa, Inc., Class A	8,000	2,097,600
		59,554,954

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments, continued

Pax World Growth Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Materials: 2.4%
Nucor Corp.	50,000	$2,452,500
Praxair, Inc.	17,750	2,299,690
		4,752,190
Telecommunication Services: 1.6%
Verizon Communications, Inc.	46,370	2,169,189
Vodafone Group PLC, ADR	27,729	947,500
		3,116,689
Utilities: 1.3%
American Water Works Co., Inc.	47,404	2,526,633
TOTAL COMMON STOCKS (Cost $125,248,110)		194,086,055
TIME DEPOSIT: 2.8%
State Street Euro Dollar Time Deposit, 0.010%, 01/02/15	$5,683,000	5,683,000
(Cost $5,683,000)
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.9%
State Street Navigator Securities Lending Prime Portfolio	1,731,135	1,731,135
(Cost $1,731,135)
TOTAL INVESTMENTS: 100.7% (Cost $132,662,245)		201,500,190
PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -0.9%		(1,731,135)
OTHER ASSETS AND LIABILITIES—		398,697
(NET): 0.2%
NET ASSETS: 100.0%		$200,167,752

(a)  Non-income producing security.

(b)  Broad industry sectors used for financial reporting purposes. Diversification compliance testing is based on narrower industries within broad sector.

(c)  Security or partial position of this security was on loan as of December 31, 2014. The total market value of securities on loan as of December 31, 2014 was $1,719,632.

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

Pax World Small Cap Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 95.6%
Consumer Discretionary: 9.8%
Carter's, Inc.	56,157	$4,903,068
Columbia Sportswear Co.	80,800	3,598,832
Gannett Co., Inc.	132,396	4,227,404
Jamba, Inc. (a)	195,003	2,942,595
Libbey, Inc. (a)	130,000	4,087,200
		19,759,099
Consumer Staples: 2.5%
Pantry, Inc., The (a)	136,851	5,071,698
Energy: 2.0%
Ultra Petroleum Corp. (a)(b)	307,951	4,052,635
Financials: 27.4% (c)
Cape Bancorp, Inc.	134,303	1,263,791
Capitol Federal Financial, Inc.	577,688	7,382,853
FBR & Co. (a)	196,290	4,826,771
Fox Chase Bancorp, Inc.	330,302	5,506,134
Hampden Bancorp, Inc.	98,452	2,106,873
Investors Bancorp, Inc.	538,390	6,043,428
LaSalle Hotel Properties, REIT	132,639	5,367,900
Meridian Bancorp, Inc. (a)	476,628	5,347,766
Peoples Federal Bancshares, Inc.	229,228	5,166,799
Physicians Realty Trust, REIT	175,000	2,905,000
SEI Investments Co.	83,800	3,355,352
United Financial Bancorp., Inc.	409,152	5,875,423
		55,148,090
Health Care: 14.0%
Cantel Medical Corp.	113,162	4,895,388
Exactech, Inc. (a)	172,474	4,065,212
Hologic, Inc. (a)	302,456	8,087,674
Natus Medical, Inc. (a)	204,449	7,368,342
Quintiles Transnational Holdings, Inc. (a)	30,100	1,771,987
Sirona Dental Systems, Inc. (a)	24,300	2,123,091
		28,311,694
Industrials: 9.6%
Knoll, Inc.	265,802	5,627,028
Lydall, Inc. (a)	100,400	3,295,128
NN, Inc.	166,844	3,430,313
Oshkosh Corp.	64,200	3,123,330

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments, continued

Pax World Small Cap Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Industrials, continued
United Stationers, Inc.	71,703	$3,022,998
Thermon Group Holdings, Inc. (a)	39,934	966,003
		19,464,800
Information Technology: 24.0%
Amdocs, Ltd.	80,000	3,732,400
Broadridge Financial Solutions, Inc.	80,000	3,694,400
Dealertrack Technologies, Inc. (a)	96,401	4,271,528
Evolving Systems, Inc.	202,085	1,893,536
ExlService Holdings, Inc. (a)	113,143	3,248,336
Open Text Corp. (b)	81,925	4,772,951
Plantronics, Inc.	34,265	1,816,730
Sonus Networks, Inc. (a)	922,599	3,662,718
SS&C Technologies Holdings, Inc.	65,733	3,844,723
Syntel, Inc. (a)	73,174	3,291,367
Teradyne, Inc.	133,769	2,647,289
TheStreet, Inc.	1,371,653	3,264,534
TiVo, Inc. (a)	368,989	4,368,830
Verint Systems, Inc. (a)	37,000	2,156,360
Westell Technologies, Inc., Class A (a)	1,250,986	1,876,479
		48,542,181
Materials: 2.2%
Axiall Corp.	50,000	2,123,500
Innophos Holdings, Inc.	40,000	2,338,000
		4,461,500
Utilities: 4.1%
Laclede Group, Inc., The	94,873	5,047,244
Unitil Corp.	89,265	3,273,348
		8,320,592
TOTAL COMMON STOCKS (Cost $185,037,747)		193,132,289
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
TIME DEPOSIT: 5.4%
State Street Euro Dollar Time Deposit, 0.010%, 01/02/15	$10,938,000	$10,938,000
TOTAL TIME DEPOSIT (Cost $10,938,000)
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 3.4%
State Street Navigator Securities Lending Prime Portfolio	6,899,006	6,899,006
(Cost $6,899,006)
TOTAL INVESTMENTS: 104.4% (Cost $202,874,753)		210,969,295
PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -3.4%		(6,899,006)
OTHER ASSETS AND LIABILITIES—		(2,011,812)
(NET): -1.0%
NET ASSETS: 100.0%		$202,058,477

(a)  Non-income producing security.

(b)  Security or partial position of this security was on loan as of December 31, 2014. The total market value of securities on loan as of December 31, 2014 was $6,699,228.

(c)  Broad industry sectors used for financial reporting purposes. Diversification compliance testing is based on narrower industries within broad sector.

REIT  Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments, continued

Pax World High Yield Bond Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 0.3%
Health Care: 0.0%
Interactive Health, Inc. (b)(c)(e)	706	$0
Telecommunications: 0.3%
T Mobile USA, Inc. (e)	54,000	1,454,760
TOTAL COMMON STOCKS (Cost $1,583,678)		1,454,760
PREFERRED STOCKS: 1.8%
Energy: 0.2%
Vanguard Natural Resources LLC, 7.625% (b)(d)(e)	57,779	1,121,490
Financial Services: 1.6%
Hercules Tech Growth Capital, Inc., 7.000% (b)(e)	72,219	1,847,362
Hercules Tech Growth Capital, Inc., 6.250% (b)(d)(e)	276,125	6,969,395
		8,816,757
Health Care: 0.0%
Interactive Health, Inc., 0.000% (b)(c)(e)	1,412	0
TOTAL PREFERRED STOCKS (Cost $10,489,692)		9,938,247
EXCHANGE TRADED FUNDS: 0.4%
ProShares UltraShort Euro (d)	100,000	2,161,000
TOTAL EXCHANGE TRADED FUNDS (Cost $2,008,510)		2,161,000
BONDS: 94.9%
CORPORATE BONDS: 85.8%
Automotive: 1.4%
Lear Corp., 5.375%, 03/15/24	$1,000,000	1,027,500
Stackpole International Intermediate Co., 144A, 7.750%, 10/15/21 (a)(d)	7,000,000	7,035,000
		8,062,500
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Banking: 0.4%
Bank of America Corp., 1.350%, 11/21/16 (b)	$2,000,000	$1,995,234
Basic Industry: 7.4%
Algeco Scotsman Global Finance PLC, 144A, 8.500%, 10/15/18 (a)(d)	5,750,000	5,577,500
FMG Resources, 144A, 6.875%, 02/01/18 (a)(d)	1,333,333	1,213,333
Gibraltar Industries, Inc., 6.250%, 02/01/21	250,000	255,000
Kissner Milling Co., Ltd., 144A, 7.250%, 06/01/19 (a)	8,000,000	8,020,000
Neenah Paper, Inc., 144A, 5.250%, 05/15/21 (a)	1,000,000	1,025,000
Nexeo Solutions LLC/Finance Corp., 8.375%, 03/01/18 (b)	8,000,000	7,800,000
Polymer Group, Inc., 7.750%, 02/01/19	1,000,000	1,041,250
Polymer Group, Inc., 144A, 6.875%, 06/01/19 (a)	6,000,000	5,782,500
Sappi Papier Holding GmbH, 144A, 6.625%, 04/15/21 (a)	6,750,000	6,952,500
Sappi Papier Holding GmbH, 144A, 7.500%, 06/15/32 (a)	2,955,000	2,777,700
Zachry Holdings, Inc., 144A, 7.500%, 02/01/20 (a)	1,000,000	1,010,000
		41,454,783
Capital Goods: 6.4%
CTP Transportation Products LLC/Finance, Inc., 144A, 8.250%, 12/15/19 (a)	6,000,000	6,360,000
Hyva Global BV, 144A, 8.625%, 03/24/16 (a)(b)(d)	4,000,000	3,850,000
Mcron Finance Sub LLC/ Finance Corp., 144A, 8.375%, 05/15/19 (a)	4,198,000	4,470,870
Milacron LLC/Mcron Finance Corp., 144A, 7.750%, 02/15/21 (a)	1,615,000	1,655,375
Paperworks Industries, Inc., 144A, 9.500%, 08/15/19 (a)	3,000,000	3,011,250
Plastipak Holdings, Inc., 144A, 6.500%, 10/01/21 (a)	1,000,000	1,005,000
SPL Logistics Escrow LLC/ Finance Corp., 144A, 8.875%, 08/01/20 (a)	5,000,000	5,325,000

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments, continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Capital Goods, continued
Unifrax I, LLC/Holding Co., 144A, 7.500%, 02/15/19 (a)	$8,916,000	$8,826,840
Waterjet Holdings, Inc., 144A, 7.625%, 02/01/20 (a)	1,400,000	1,445,500
		35,949,835
Consumer Goods: 1.3%
Apex Tool Group LLC, 144A, 7.000%, 02/01/21 (a)	250,000	215,000
H.J. Heinz Finance Co., 144A, 7.125%, 08/01/39 (a)	3,000,000	3,247,500
KeHE Distributors, LLC/ Finance Corp., 144A, 7.625%, 08/15/21 (a)	3,500,000	3,727,500
		7,190,000
Energy: 9.7%
Alta Mesa Holdings, LP/ Finance Services Corp., 9.625%, 10/15/18	6,000,000	5,040,000
CGG SA, 6.500%, 06/01/21	500,000	382,500
Chaparral Energy, Inc., 7.625%, 11/15/22	9,750,000	6,483,750
Clayton Williams Energy, Inc., 7.750%, 04/01/19	5,550,000	4,745,250
Drill Rigs Holdings, Inc., 144A, 6.500%, 10/01/17 (a)	3,000,000	2,505,000
EV Energy Partners, LP/Finance Corp., 8.000%, 04/15/19	2,475,000	2,116,125
Exterran Partners LP/EXPL Finance Corp., 6.000%, 04/01/21	6,250,000	5,500,000
Exterran Partners LP/EXPL Finance Corp., 144A, 6.000%, 10/01/22 (a)	2,000,000	1,720,000
Ferrell Gas LP, 6.750%, 01/15/22	3,600,000	3,537,000
ION Geophysical Corp., 8.125%, 05/15/18	8,000,000	6,920,000
KCA Deutag UK Finance PLC, 144A, 7.250%, 05/15/21 (a)	750,000	538,125
Petroleum Geo-Services ASA, 144A, 7.375%, 12/15/18 (a)	2,000,000	1,690,000
PHI, Inc., 5.250%, 03/15/19	3,000,000	2,565,000
Rosetta Resources, Inc., 5.875%, 06/01/22	2,000,000	1,820,000
Sabine Pass Liquefaction, LLC, 5.625%, 02/01/21	1,710,000	1,688,625
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Energy, continued
Sabine Pass Liquefaction, LLC, 5.750%, 05/15/24	$1,450,000	$1,430,063
Sanjel Corp., 144A, 7.500%, 06/19/19 (a)(b)	7,000,000	5,355,000
		54,036,438
Financial Services: 2.7%
Fly Leasing, Ltd., 6.750%, 12/15/20	2,000,000	2,025,000
Fly Leasing, Ltd., 6.375%, 10/15/21	7,000,000	6,912,500
Jefferies Finance LLC, 144A, 7.500%, 04/15/21 (a)	6,500,000	6,069,375
		15,006,875
Health Care: 2.7%
Air Medical Group Holdings, Inc., 9.250%, 11/01/18	2,000,000	2,092,500
Hanger, Inc., 7.125%, 11/15/18	4,920,000	4,969,200
Salix Pharmaceuticals, Ltd., 144A, 6.000%, 01/15/21 (a)	7,590,000	7,760,775
		14,822,475
Leisure: 0.1%
Viking Cruises, Ltd., 144A, 8.500%, 10/15/22 (a)	500,000	543,750
Media: 20.0%
Altice Financing SA, 144A, 6.500%, 01/15/22 (a)	4,000,000	3,920,000
Altice Finco SA, 144A, 8.125%, 01/15/24 (a)	7,250,000	7,105,000
Altice SA, 144A, 7.750%, 05/15/22 (a)	1,500,000	1,506,563
CCOH Safari LLC, 5.500%, 12/01/22	2,000,000	2,035,000
CCOH Safari LLC, 5.750%, 12/01/24	1,000,000	1,013,750
Columbus International, Inc., 144A, 7.375%, 03/30/21 (a)	8,500,000	8,871,875
Dish DBS Corp., 5.875%, 07/15/22	4,000,000	4,110,000
Dish DBS Corp., 144A, 5.875%, 11/15/24 (a)	2,500,000	2,518,750
Expo Event Transco, Inc., 144A, 9.000%, 06/15/21 (a)	11,050,000	11,326,250
Harland Clarke Holdings Corp., 144A, 6.875%, 03/01/20 (a)	5,000,000	4,900,000

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments, continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Media, continued
Harland Clarke Holdings Corp., 144A, 9.250%, 03/01/21 (a)	$5,000,000	$4,775,000
Harron Communications, LP/ Finance Corp., 144A, 9.125%, 04/01/20 (a)	3,435,000	3,761,325
Lee Enterprises, Inc., 144A, 9.500%, 03/15/22 (a)	3,520,000	3,630,000
LIN Television Corp, 144A, 5.875%, 11/15/22 (a)	500,000	496,250
MDC Partners, Inc., 144A, 6.750%, 04/01/20 (a)	7,591,000	7,847,196
MHGE Parent LLC/Finance, 144A, 8.500%, 08/01/19 (a)	5,000,000	4,893,750
Quad/Graphics, Inc., 144A, 7.000%, 05/01/22 (a)	7,000,000	6,650,000
Sirius XM Radio, Inc., 144A, 6.000%, 07/15/24 (a)	2,950,000	3,031,125
SITV LLC/Finance, 144A, 10.375%, 07/01/19 (a)(b)	2,000,000	1,865,000
Time, Inc., 144A, 5.750%, 04/15/22 (a)	5,000,000	4,850,000
Tivo, Inc., 144A, 2.000%, 10/01/21 (a)	1,000,000	961,250
Townsquare Radio, LLC/Inc., 144A, 9.000%, 04/01/19 (a)	6,350,000	6,794,500
Unitymedia Hessen GmbH & Co. KG, 144A, 6.125%, 01/15/25 (a)	4,000,000	4,140,000
Unitymedia Hessen GmbH & Co. KG, 144A, 5.000%, 01/15/25 (a)	500,000	502,500
VTR Finance BV, 144A, 6.875%, 01/15/24 (a)	5,000,000	5,112,500
WMG Acquisition Corp., 144A, 6.750%, 04/15/22 (a)	5,000,000	4,575,000
WMG Acquisition Corp., 144A, 5.625%, 04/15/22 (a)	250,000	243,125
		111,435,709
Real Estate: 2.4%
Forestar USA Real Estate Group, Inc., 144A, 8.500%, 06/01/22 (a)	3,100,000	3,038,000
Kennedy-Wilson, Inc., 5.875%, 04/01/24	10,000,000	10,050,000
		13,088,000
Retail: 8.6%
Brown Shoe Co., Inc., 7.125%, 05/15/19	4,000,000	4,190,000
CST Brands, Inc., 5.000%, 05/01/23	4,000,000	4,060,000
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Retail, continued
DriveTime Automotive Group/ Acceptance Corp., 144A, 8.000%, 06/01/21 (a)(d)	$3,000,000	$2,711,250
Hot Topic, Inc., 144A, 9.250%, 06/15/21 (a)	3,000,000	3,225,000
Ingles Markets, Inc., 5.750%, 06/15/23	10,000,000	10,066,100
Outerwall, Inc., 6.000%, 03/15/19	6,200,000	6,138,000
Perry Ellis International, Inc., 7.875%, 04/01/19	8,000,000	8,240,000
PF Chang's China Bistro, Inc., 144A, 10.250%, 06/30/20 (a)(d)	500,000	501,250
Radio Systems Corp., 144A, 8.375%, 11/01/19 (a)	2,100,000	2,257,500
Sally Holdings LLC/Capital, Inc., 6.875%, 11/15/19	3,450,000	3,682,875
Sally Holdings LLC/Capital, Inc., 5.750%, 06/01/22	2,425,000	2,552,313
Sally Holdings LLC/Capital, Inc., 5.500%, 11/01/23	100,000	104,750
		47,729,038
Services: 4.2%
BlueLine Rental Finance Corp., 144A, 7.000%, 02/01/19 (a)	4,100,000	4,212,750
Jurassic Holdings III, Inc., 144A, 6.875%, 02/15/21 (a)	2,750,000	2,571,250
Light Tower Rentals, Inc., 144A, 8.125%, 08/01/19 (a)(b)	3,800,000	2,973,500
Michael Baker Holdings LLC/ Finance Corp., 144A, 8.875%, 04/15/19 (a)	8,000,000	7,760,000
Michael Baker International LLC/CDL Acq Co, Inc., 144A, 8.250%, 10/15/18 (a)	3,600,000	3,600,000
United Rentals North America, Inc., 7.375%, 05/15/20	2,000,000	2,170,000
		23,287,500
Technology & Electronics: 7.2%
Advanced Micro Devices, Inc., 6.750%, 03/01/19	4,950,000	4,677,750
Advanced Micro Devices, Inc., 7.750%, 08/01/20	3,000,000	2,775,000
Advanced Micro Devices, Inc., 7.000%, 07/01/24	2,250,000	1,918,125
BCP Singapore VI Cayman Financing Co., Ltd., 144A, 8.000%, 04/15/21 (a)(d)	6,000,000	6,090,000
Entegris, Inc., 144A, 6.000%, 04/01/22 (a)	4,100,000	4,171,750
MMI International, Ltd., 144A, 8.000%, 03/01/17 (a)	3,000,000	3,007,500

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments, continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Technology & Electronics, continued
NeuStar, Inc., 4.500%, 01/15/23 (d)	$3,000,000	$2,632,500
Syniverse Holdings, Inc., 9.125%, 01/15/19	7,013,000	7,346,118
j2 Global, Inc., 8.000%, 08/01/20	7,000,000	7,568,750
		40,187,493
Telecommunications: 4.9%
B Communications, Ltd., 144A, 7.375%, 02/15/21 (a)	5,500,000	5,843,750
Eileme 2 AB, 144A, 11.625%, 01/31/20 (a)	5,400,000	6,075,000
Equinix, Inc., 5.750%, 01/01/25	3,000,000	3,041,250
Level 3 Communications, 144A, 5.750%, 12/01/22 (a)	500,000	505,625
Maxcom Telecomunicaciones SAB de CV, 6.000%, 06/15/20 (b)	1,000,000	861,000
Pacnet,Ltd., 144A, 9.000%, 12/12/18 (a)(b)	3,500,000	3,915,625
Sprint Corp., 7.875%, 09/15/23	1,000,000	992,200
Sprint Corp., 7.125%, 06/15/24	4,500,000	4,207,500
T Mobile USA, Inc., 6.375%, 03/01/25	2,000,000	2,037,000
		27,478,950
Transportation: 6.3%
Air Canada, 144A, 7.750%, 04/15/21 (a)	2,500,000	2,609,375
Jack Cooper Holdings Corp., 144A, 9.250%, 06/01/20 (a)	10,380,000	10,847,100
Kenan Advantage Group, Inc., The, 144A, 8.375%, 12/15/18 (a)	4,400,000	4,554,000
Navios Maritime Acquisition Corp./Finance US, Inc., 144A, 8.125%, 11/15/21 (a)	8,000,000	7,840,000
Ridgebury Crude Tankers LLC, 144A, 7.625%, 03/20/17 (a)(b)	800,000	808,250
syncreon Group BV/Global Finance US, Inc., 144A, 8.625%, 11/01/21 (a)	9,050,000	8,552,250
		35,210,975
Utility: 0.1%
FPL Energy National Wind Portfolio LLC, 144A, 6.125%, 03/25/19 (a)(b)	43,320	43,753
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
BONDS, continued
CORPORATE BONDS, continued
Utility, continued
Ormat Funding Corp., 8.250%, 12/30/20 (b)	$422,035	$428,366
		472,119
TOTAL CORPORATE BONDS (Cost $493,766,855)		477,951,674
BANK LOANS: 9.1%
Energy: 0.8%
Green Plains Processing LLC, 6.500%, 06/30/20 (b)	4,750,556	4,679,297
Health Care: 0.5%
Salix Pharmaceuticals, Ltd., 4.250%, 01/02/20	2,801,282	2,773,269
Media: 0.0%
Lee Enterprises, Inc., 7.250%, 03/21/19 (b)	215,500	214,423
Retail: 3.8%
Charlotte Russe, Inc., Term B, 6.750%, 05/21/19 (b)	9,872,487	9,642,162
Stuart Weitzman Acq Co., LLC, 4.500%, 03/04/20 (b)	3,980,000	3,928,598
TOMS Shoes LLC, 1.000%, 10/31/20 (b)	8,000,000	7,355,040
		20,925,800
Technology & Electronics: 2.4%
Internap Network Services Corp., 6.000%, 11/26/19	6,930,000	6,904,013
Isola USA Corp., 9.250%, 11/29/18 (b)	6,825,000	6,517,875
		13,421,888
Telecommunications: 1.6%
Birch Communications, Inc., 7.750%, 07/18/20	3,400,347	3,349,342
Fairpoint Communications, Inc., 7.500%, 02/14/19	2,969,773	2,953,083
PRWireless, Inc., 1.000%, 06/27/20 (b)	2,985,000	2,686,500
		8,988,925
TOTAL LOANS (Cost $51,716,047)		51,003,602
TOTAL BONDS (Cost $545,482,902)		528,955,276

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments, continued

Pax World High Yield Bond Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
CERTIFICATES OF DEPOSIT: 0.2%
Beneficial State Bank, 1.100%, 01/21/15	$200,000	$200,000
Beneficial State Bank, 1.250%, 05/10/17	100,000	100,000
Beneficial State Bank, FSB CDARS, 0.080%, 01/08/15	200,000	200,000
Beneficial State Bank, FSB CDARS, 0.080%, 04/09/15	100,000	100,000
Self Help Credit Union, 0.550%, 01/04/15	100,000	100,000
Urban Partnership Bank, 0.200%, 02/03/15	100,000	100,000
Urban Partnership Bank, 0.300%, 07/01/15	100,639	100,639
TOTAL CERTIFICATES OF DEPOSIT (Cost $900,639)		900,639
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 4.9%
State Street Navigator Securities Lending Prime Portfolio	27,392,530	27,392,530
(Cost $27,392,530)
TOTAL INVESTMENTS: 102.5% (Cost $587,857,951)		570,802,452
PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -4.9%		(27,392,530)
OTHER ASSETS AND LIABILITIES—		13,381,296
(NET): 2.4%
NET ASSETS: 100.0%		$556,791,218

(a)  Security purchased pursuant to Rule 144A of the Securities Act of 1933 and may be resold only to qualified institutional buyers.

(b)  Illiquid security.

(c)  Fair Valued security.

(d)  Security or partial position of this security was on loan as of December 31, 2014. The total market value of securities on loan as of December 31, 2014 was $26,671,268.

(e)  Non-income producing security.

LP  Limited Partnership

Pax World Global Environmental Markets Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 99.2%
RENEWABLE & ALTERNATIVE ENERGY: 6.3%
Solar Energy Generation Equipment: 1.8%
Trina Solar, Ltd., ADR (a)	382,300	$3,540,098
Renewable Energy Developer & Independent Power Producers (IPPS) : 4.5%
Enel Green Power SpA	1,742,408	3,650,625
Huaneng Renewables Corp., Ltd.	16,376,000	5,253,048
		8,903,673
ENERGY EFFICIENCY: 34.0%
Power Network Efficiency: 4.0%
ABB, Ltd. (a)	81,738	1,729,424
Itron, Inc. (a)	48,785	2,063,118
Quanta Services, Inc. (a)	141,500	4,017,185
		7,809,727
Industrial Energy Efficiency: 9.2%
GEA Group AG	132,791	5,838,311
Regal-Beloit Corp.	71,800	5,399,360
SMC Corp./Japan	10,900	2,858,241
Spirax-Sarco Engineering PLC	82,279	3,662,801
		17,758,713
Buildings Energy Efficiency: 7.2%
Acuity Brands, Inc.	16,200	2,269,134
Ingersoll-Rand PLC	48,400	3,068,076
Kingspan Group PLC	223,335	3,872,450
Legrand SA	94,108	4,936,732
		14,146,392
Transport Energy Efficiency: 6.0%
BorgWarner, Inc.	107,600	5,912,620
Delphi Automotive PLC	80,600	5,861,232
		11,773,852
Consumer Energy Efficiency: 4.6%
Epistar Corp.	2,200,000	4,353,803
Murata Manufacturing Co., Ltd.	43,600	4,757,672
		9,111,475
Diversified Energy Efficiency: 3.0%
IMI PLC	151,817	2,970,140
Siemens AG	26,478	2,970,934
		5,941,074

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments, continued

Pax World Global Environmental Markets Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
WATER INFRASTRUCTURE & TECHNOLOGIES: 31.2%
Water Infrastructure: 15.5%
Beijing Enterprises Water Group, Ltd. (a)	5,718,000	$3,849,085
IDEX Corp.	65,850	5,125,764
Pentair PLC	90,250	5,994,404
Roper Industries, Inc.	26,800	4,190,180
Watts Water Technologies, Inc., Class A	78,646	4,989,302
Xylem, Inc.	161,300	6,140,691
		30,289,426
Water Treatment Equipment: 5.2%
Kemira Oyj	363,427	4,324,689
Pall Corp.	59,000	5,971,390
		10,296,079
Water Utilities: 10.5%
American Water Works Co., Inc.	113,100	6,028,230
Cia de Saneamento Basico do Estado, ADR	429,300	2,700,297
Pennon Group PLC	417,414	5,963,460
Severn Trent PLC	121,299	3,783,225
Suez Environnement Co.	118,528	2,065,139
		20,540,351
POLLUTION CONTROL: 11.3%
Pollution Control Solutions: 3.3%
ENN Energy Holdings, Ltd.	781,500	4,421,188
Umicore SA	50,192	2,019,742
		6,440,930
Environmental Testing & Gas Sensing: 8.0%
Agilent Technologies, Inc.	120,500	4,933,269
ALS, Ltd.	226,620	981,668
Applus Services SA (a)	227,072	2,501,091
Horiba, Ltd.	105,899	3,505,443
Thermo Fisher Scientific, Inc.	30,600	3,833,874
		15,755,345
WASTE MANAGEMENT & TECHNOLOGIES: 6.4%
Hazardous Waste Management: 5.3%
Daiseki Co., Ltd.	272,686	4,711,129
Stericycle, Inc. (a)	43,350	5,682,318
		10,393,447
General Waste Management: 1.1%
Shanks Group PLC	1,347,942	2,079,122
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
ENVIRONMENTAL SUPPORT SERVICES: 7.6%
Diversified Environmental: 7.6%
3M Co.	23,700	$3,894,384
Linde AG	32,982	6,075,361
Sekisui Chemical Co., Ltd.	417,200	5,019,322
		14,989,067
FOOD, AGRICULTURE & FORESTRY: 2.4%
Sustainable and Efficient Agriculture: 0.9%
Trimble Navigation, Ltd. (a)	65,400	1,735,716
Logistics, Food Safety and Packaging: 1.5%
Sealed Air Corp.	70,400	2,987,072
TOTAL COMMON STOCKS (Cost $172,708,341)		194,491,559
TOTAL INVESTMENTS: 99.2% (Cost $172,708,341)		194,491,559
OTHER ASSETS AND LIABILITIES—		1,632,419
(NET): 0.8%
NET ASSETS: 100.0%		$196,123,978

(a)  Non-income producing security.

ADR  American Depositary Receipt

SUMMARY OF INVESTMENTS BY COUNTRY
Percent of Net Assets	Value	Percent of Net Assets
Australia	$981,668	0.5%
Belgium	2,019,742	1.0%
Brazil	2,700,297	1.4%
China	13,214,334	6.7%
Finland	4,324,689	2.2%
France	7,001,871	3.6%
Germany	14,884,607	7.6%
Hong Kong	3,849,085	2.0%
Ireland	12,934,931	6.6%
Italy	3,650,625	1.9%
Japan	20,851,806	10.6%
Spain	2,501,090	1.3%
Switzerland	1,729,424	0.9%
Taiwan	4,353,803	2.2%
United Kingdom	24,319,979	12.4%
United States	75,173,608	38.3%
Other assets and liabilities - (Net)	1,632,419	0.8%
Total	$196,123,978	100.0%

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments, continued

Pax MSCI International ESG Index Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 98.6%
Australia: 9.3%
Amcor, Ltd.	26,354	$289,955
AMP, Ltd.	59,493	264,968
Australia & New Zealand Banking Group, Ltd	58,699	1,527,344
Brambles, Ltd.	32,643	281,194
Commonwealth Bank of Australia	34,849	2,421,264
Fortescue Metals Group, Ltd.	42,080	92,392
Goodman Group, REIT	39,285	181,453
GPT Group, The, REIT	52,521	185,874
Insurance Australia Group, Ltd.	50,001	253,881
Lend Lease Group	19,791	263,594
Mirvac Group, REIT	99,049	143,279
National Australia Bank, Ltd.	47,466	1,294,410
Newcrest Mining, Ltd. (a)	24,854	218,689
Novion Property Group, REIT	137,816	236,881
Orica, Ltd.	12,771	195,698
QBE Insurance Group, Ltd.	23,064	209,430
Ramsay Health Care, Ltd.	3,693	171,201
Stockland, REIT	57,517	192,215
Transurban Group	34,765	242,268
Wesfarmers, Ltd.	22,438	759,698
Westpac Banking Corp.	67,154	1,806,159
Woodside Petroleum, Ltd.	18,552	573,763
		11,805,610
Austria: 0.1%
OMV AG	4,343	115,321
Belgium: 0.7%
Colruyt SA	3,530	164,108
Delhaize Group SA	4,277	311,474
KBC Groep NV (a)	6,521	363,937
		839,519
Denmark: 2.0%
Coloplast A/S, Class B	2,764	231,304
Novo Nordisk A/S, Class B	41,178	1,741,820
Novozymes A/S, Class B	5,329	224,317
Pandora A/S	1,813	146,956
TDC A/S	12,003	91,546
Vestas Wind Systems A/S (a)	3,666	133,137
		2,569,080
Finland: 0.3%
Stora Enso OYJ, Class R	14,131	126,345
UPM-Kymmene OYJ	15,208	249,231
		375,576
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
France: 7.0%
Accor SA	4,151	$186,592
Air Liquide SA	7,535	932,378
AtoS	1,573	124,983
AXA SA	39,557	911,513
Bouygues SA	5,006	180,758
Cap Gemini SA	3,985	284,996
Carrefour SA	12,525	381,153
Christian Dior SA	1,376	235,486
Cie de St-Gobain	8,565	362,820
Danone SA	12,003	784,733
Hermes International	2	712
Kering	1,356	260,583
Lafarge SA	3,591	252,089
Legrand SA	5,426	284,638
L'Oreal SA	5,385	901,297
Natixis SA	18,301	120,761
Renault SA	3,874	282,168
Rexel SA	5,834	104,523
Schneider Electric SA	10,880	792,382
Societe BIC SA	1,411	187,556
Technip SA	1,838	109,485
Unibail-Rodamco SE, REIT	1,984	508,967
Vallourec SA	2,925	79,272
Vinci SA	10,793	589,325
Wendel SA	1,039	116,414
		8,975,584
Germany: 8.5%
adidas AG	3,664	254,448
Allianz SE	9,792	1,621,811
BASF SE	19,534	1,638,530
Bayerische Motoren Werke AG	7,132	736,663
Deutsche Boerse AG	3,755	266,837
Deutsche Lufthansa AG	5,874	97,338
Deutsche Post AG	23,171	752,175
Fraport AG Frankfurt Airport Svc Worldwide	2,034	117,365
GEA Group AG	5,448	239,528
HeidelbergCement AG	3,193	225,362
Henkel AG & Co. KGaA	6,934	719,651
K+S AG	5,391	148,765
Linde AG	3,827	704,942
Merck KGaA	2,756	259,363
METRO AG (a)	7,317	223,664
Muenchener Rueckversicherungs AG	3,803	757,319
ProSiebenSat.1 Media AG	5,516	230,477

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments, continued

Pax MSCI International ESG Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Germany, continued
SAP AG	17,656	$1,232,890
Volkswagen AG	2,953	656,320
		10,883,448
Hong Kong: 1.6%
Chaoda Modern Agriculture (Holdings), Ltd. (a)(b)(c)	710,000	19,877
CLP Holdings, Ltd.	53,500	464,312
Hang Seng Bank, Ltd.	17,400	289,196
Hong Kong & China Gas Co., Ltd.	142,000	322,796
Hong Kong Exchanges and Clearing, Ltd.	24,239	535,118
Li & Fung, Ltd.	146,000	136,687
Swire Pacific, Ltd., Class A	18,500	240,139
		2,008,125
Ireland: 0.5%
CRH PLC	12,836	308,648
Kerry Group PLC, Class A	4,672	322,771
		631,419
Israel: 0.0% (d)
Delek Group, Ltd.	221	55,433
Italy: 1.3%
Assicurazioni Generali SpA	24,041	493,630
Atlantia SpA	11,072	257,335
Enel Green Power SpA	40,939	85,774
Intesa Sanpaolo SpA	251,259	728,877
Pirelli & C. SpA	6,171	83,231
		1,648,847
Japan: 22.5%
Aisin Seiki Co., Ltd.	4,300	154,492
Ajinomoto Co., Inc.	21,000	390,955
Asahi Kasei Corp.	27,000	246,305
Asics Corp.	700	16,853
Astellas Pharma, Inc.	51,900	722,557
Canon, Inc.	25,500	810,485
Casio Computer Co., Ltd.	4,800	73,427
Central Japan Railway Co.	2,900	434,641
Chugai Pharmaceutical Co., Ltd.	5,800	142,409
Citizen Holdings Co., Ltd.	700	5,386
Daikin Industries, Ltd.	5,400	346,270
Daiwa House Industry Co., Ltd.	18,000	340,042
Denso Corp.	10,200	475,400
Dentsu, Inc.	3,800	159,757
East Japan Railway Co.	7,700	580,356
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Japan, continued
Eisai Co., Ltd.	7,200	$278,447
Fast Retailing Co., Ltd.	1,100	400,285
Fuji Heavy Industries, Ltd.	12,600	445,863
Fujitsu, Ltd.	46,000	245,257
Hitachi Chemical Co., Ltd.	6,000	106,001
Hitachi Construction Machinery Co., Ltd.	2,900	61,315
Honda Motor Co., Ltd.	34,200	1,003,369
Ibiden Co., Ltd.	7,100	104,840
Inpex Corp.	22,500	250,492
JFE Holdings, Inc.	12,800	285,451
Kajima Corp.	36,000	148,044
Kao Corp.	12,400	488,988
Kawasaki Heavy Industries, Ltd.	29,000	131,879
KDDI Corp.	12,100	760,171
Keyence Corp.	1,000	445,595
Kobe Steel, Ltd.	79,000	136,077
Komatsu, Ltd.	18,900	417,840
Konica Minolta, Inc.	10,500	114,408
Kubota Corp.	27,000	391,899
Kyocera Corp.	8,000	366,077
Makita Corp.	4,700	211,791
Mazda Motor Corp.	10,800	259,368
Mitsubishi Corp.	31,000	567,304
Mitsubishi Electric Corp.	39,000	463,244
Mitsubishi Materials Corp.	33,000	109,475
Mitsubishi Motors Corp.	10,600	96,836
Mitsubishi UFJ Lease & Finance Co., Ltd.	10,200	47,969
Mitsui Fudosan Co., Ltd.	22,000	589,942
Mitsui OSK Lines, Ltd.	12,000	35,553
Mizuho Financial Group, Inc.	486,800	816,024
Murata Manufacturing Co., Ltd.	4,800	523,780
NEC Corp.	73,000	212,138
NGK Insulators, Ltd.	6,000	122,990
NGK Spark Plug Co., Ltd.	3,000	91,156
Nikon Corp.	7,400	98,323
Nippon Paint Holdings Co., Ltd.	5,000	144,890
Nippon Steel & Sumitomo Metal Corp.	161,000	399,382
Nippon Telegraph & Telephone Corp.	8,200	418,877
Nissan Motor Co., Ltd.	56,900	496,269
Nitto Denko Corp.	4,800	268,202

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments, continued

Pax MSCI International ESG Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Japan, continued
NSK, Ltd.	10,000	$118,067
NTT DOCOMO, Inc.	38,400	559,221
Obayashi Corp.	16,000	103,139
Omron Corp.	6,100	272,886
Oriental Land Co., Ltd./ Japan	1,200	276,737
Osaka Gas Co., Ltd.	60,000	224,097
Panasonic Corp.	38,400	452,292
Resona Holdings, Inc.	57,000	287,936
Ricoh Co., Ltd.	21,000	212,290
Santen Pharmaceutical Co., Ltd.	2,400	129,203
Secom Co., Ltd.	5,700	327,491
Sekisui Chemical Co., Ltd.	16,000	192,496
Sekisui House, Ltd.	19,800	260,528
Seven & I Holdings Co., Ltd.	17,200	618,707
Sharp Corp./Japan (a)	28,000	61,944
Shimizu Corp.	20,000	135,841
Shin-Etsu Chemical Co., Ltd.	9,500	618,447
SoftBank Corp.	20,600	1,226,179
Sompo Japan Nipponkoa Holdings, Inc.	7,100	178,549
Sony Corp.	23,600	481,658
Sumitomo Chemical Co., Ltd.	35,000	137,785
Sumitomo Electric Industries, Ltd.	15,800	197,331
Sumitomo Metal Mining Co., Ltd.	18,000	268,468
Sumitomo Mitsui Financial Group	27,100	979,738
Suzuken Co., Ltd.	3,900	107,731
Sysmex Corp.	3,000	133,147
T&D Holdings, Inc.	19,200	230,167
Takeda Pharmaceutical Co., Ltd.	18,200	753,440
TDK Corp.	2,500	147,238
Toho Gas Co., Ltd.	24,000	117,417
Tokyo Electron, Ltd.	3,900	295,738
Tokyo Gas Co., Ltd.	80,000	431,653
Toray Industries, Inc.	41,000	327,589
Toyota Industries Corp.	2,900	148,630
Toyota Tsusho Corp.	4,200	97,566
Yamaha Motor Co., Ltd.	8,000	160,058
		28,726,550
Luxembourg: 0.4%
SES SA	8,264	297,146
Subsea 7 SA	9,756	99,832
Tenaris SA	8,065	121,869
		518,847
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Netherlands: 4.9%
Aegon NV	41,982	$315,535
Akzo Nobel NV	5,682	393,138
ASML Holding NV	7,827	845,688
CNH Industrial NV	19,057	154,268
Gemalto NV	1,119	91,324
ING Groep NV (a)	74,529	962,889
Koninklijke Ahold NV	17,075	303,472
Koninklijke DSM NV	4,641	283,068
Koninklijke KPN NV	68,224	215,407
Koninklijke Philips NV	21,355	618,996
Reed Elsevier NV	13,307	317,779
Unilever NV	35,549	1,390,595
Wolters Kluwer NV	11,577	353,274
		6,245,433
New Zealand: 0.2%
Auckland International Airport, Ltd.	59,347	195,274
Norway: 1.0%
DNB ASA	23,633	348,601
Norsk Hydro ASA	19,894	112,064
Statoil ASA	24,618	433,445
Telenor ASA	18,643	377,122
		1,271,232
Portugal: 0.3%
EDP - Energias de Portugal SA	40,582	157,362
Galp Energia SGPS SA	6,300	63,977
Jeronimo Martins SGPS SA	11,264	112,870
		334,209
Singapore: 0.7%
CapitaLand, Ltd.	47,000	116,858
City Developments, Ltd.	11,000	84,865
Keppel Corp., Ltd.	30,000	199,961
Singapore Press Holdings, Ltd.	164,000	520,612
		922,296
Spain: 3.3%
Abertis Infraestructuras SA	7,262	144,004
Amadeus IT Holding SA, Class A	8,105	322,801
Banco Bilbao Vizcaya Argentaria SA	118,047	1,114,883
CaixaBank SA	56,275	294,873
Distribuidora Internacional d Alimentacion	20,003	135,542
Ferrovial SA	10,836	214,208

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments, continued

Pax MSCI International ESG Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Spain, continued
Iberdrola SA	112,756	$760,059
Inditex SA	22,480	641,251
Red Electrica Corp. SA	3,004	264,807
Repsol SA	18,301	342,610
		4,235,038
Sweden: 4.3%
Alfa Laval AB	5,161	97,593
Assa Abloy AB, Class B	7,104	375,208
Atlas Copco AB, Class A	14,328	398,686
Atlas Copco AB, Class B	9,327	238,751
Electrolux AB, Class B	4,735	138,353
Hennes & Mauritz AB, Class B	19,493	809,837
Investment AB Kinnevik, Class B	6,302	204,936
Nordea Bank AB	59,273	686,132
Sandvik AB	20,610	200,393
Skandinaviska Enskilda Banken AB, Class A	30,868	391,979
Skanska AB, Class B	11,344	243,560
SKF AB, Class B	12,428	261,802
Svenska Cellulosa AB SCA, Class B	14,501	312,623
Swedbank AB, Class A	16,658	413,300
TeliaSonera AB	50,157	322,478
Volvo AB, Class B	37,988	409,643
		5,505,274
Switzerland: 9.7%
Actelion, Ltd. (a)	2,815	324,066
Aryzta AG (a)	2,737	210,337
Geberit AG	858	290,264
Givaudan SA (a)	215	385,679
Holcim, Ltd. (a)	4,567	326,468
Kuehne & Nagel International AG	901	122,388
Lindt & Spruengli AG	46	227,445
Lonza Group AG (a)	1,084	122,049
Novartis AG	45,823	4,249,784
Roche Holding AG	14,266	3,865,261
SGS SA	160	326,715
STMicroelectronics NV	16,231	121,108
Swiss Re AG (a)	6,416	537,479
Swisscom AG	432	226,686
Zurich Insurance Group AG (a)	3,256	1,017,507
		12,353,236
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
United Kingdom: 20.0%
3i Group PLC	18,446	$128,620
Aberdeen Asset Management PLC	16,454	109,945
Aggreko PLC	9,115	212,562
Associated British Foods PLC	8,484	414,775
Aviva PLC	57,581	432,628
BG Group PLC	72,360	968,300
British Land Co. PLC, REIT	20,909	252,134
BT Group PLC	160,916	1,000,907
Bunzl PLC	9,849	269,244
Capita PLC	18,111	303,680
Centrica PLC	120,662	522,639
Croda International PLC	3,481	143,676
GKN PLC	42,090	224,034
GlaxoSmithKline PLC	97,479	2,091,275
HSBC Holdings PLC	401,105	3,790,346
InterContinental Hotels Group PLC	6,156	247,695
Intertek Group PLC	5,687	205,824
ITV PLC	75,561	252,050
Johnson Matthey PLC	5,006	263,370
Kingfisher PLC	54,173	286,366
Land Securities Group PLC, REIT	19,107	343,460
Legal & General Group PLC	124,579	481,018
London Stock Exchange Group PL	7,425	255,487
Marks & Spencer Group PLC	35,941	266,121
Meggitt PLC	27,209	218,876
National Grid PLC	80,576	1,143,316
Next PLC	3,887	412,243
Old Mutual PLC	97,114	286,211
Pearson PLC	14,976	276,579
Petrofac, Ltd.	6,357	69,253
Prudential PLC	52,277	1,208,617
Reckitt Benckiser Group PLC	13,980	1,132,295
Reed Elsevier PLC	22,353	381,834
RSA Insurance Group PLC (a)	15,649	105,654
Smiths Group PLC	12,574	213,810
SSE PLC	22,972	580,435
Standard Chartered PLC	54,777	819,239
Standard Life PLC	51,635	319,842
Tesco PLC	167,318	487,849
Tullow Oil PLC	21,655	139,552
Unilever PLC	25,375	1,030,940
United Utilities Group PLC	17,100	242,887
Vodafone Group PLC	527,510	1,808,635

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments, continued

Pax MSCI International ESG Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
United Kingdom, continued
Whitbread PLC	3,936	$291,288
William Hill PLC	21,338	119,900
Wolseley PLC	5,280	301,867
WPP PLC	23,581	490,288
		25,547,566
TOTAL COMMON STOCKS (Cost $128,116,728)		125,762,917
EXCHANGE TRADED FUNDS: 1.8%
iShares MSCI EAFE ETF	37,560	2,285,150
(Cost $2,317,836)
RIGHTS: 0.0% (d)
Spain: 0.0% (d)
Banco Bilbao Vizcaya	118,047	11,285
Repsol SA	18,301	10,120
TOTAL RIGHTS (Cost $22,138)		21,405
TIME DEPOSIT: 0.9%
State Street Euro Dollar Time Deposit, 0.010%, 01/02/15	$1,133,000	1,133,000
(Cost $1,133,000)
TOTAL INVESTMENTS: 101.3% (Cost $131,589,702)		129,202,472
OTHER ASSETS AND LIABILITIES—		(1,698,631)
(NET): -1.3%
NET ASSETS: 100.0%		$127,503,841

(a)  Non-income producing security.

(b)  Fair Valued security.

(c)  Illiquid security.

(d)  Rounds to less than 0.05%.

REIT  Real Estate Investment Trust

SUMMARY OF INVESTMENTS BY SECTOR
Percent of Net Assets	Value	Percent of Net Assets
Consumer Discretionary	$15,540,045	12.2%
Consumer Staples	11,845,819	9.3%
Energy	3,343,332	2.6%
Financials	34,428,676	27.0%
Health Care	15,323,057	12.0%
Industrials	15,614,421	12.2%
Information Technology	6,779,908	5.3%
Materials	10,562,876	8.3%
Telecommunication Services	7,007,229	5.5%
Utilities	5,317,554	4.2%
Exchange Traded Funds	2,285,150	1.8%
Rights	21,405	0.0	%(d)
Time Deposit	1,133,000	0.9%
Other assets and liabilities - (Net)	(1,698,631)	-1.3%
Total	$127,503,841	100.0%

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments, continued

Pax Ellevate Global Women's Index Fund

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS: 100.2%
Consumer Discretionary: 13.1%
Accor SA	738	$33,174
Astro Malaysia Holdings Bhd	5,800	5,013
BEC World PCL	3,500	5,417
Best Buy Co., Inc.	1,210	47,166
Burberry Group PLC	1,790	45,415
Daimler AG	3,959	328,811
Darden Restaurants, Inc.	542	31,777
Electrolux AB, Class B	9,042	264,200
Eutelsat Communications SA	627	20,277
FF Group (a)	115	3,674
Foschini Group, Ltd./The	849	9,747
Fossil Group, Inc. (a)	205	22,702
Gap Inc., The	1,092	45,984
GKN PLC	6,637	35,327
Great Wall Motor Co., Ltd.	4,000	22,703
Hennes & Mauritz AB, Class B	18,489	768,126
Home Depot, Inc., The	5,670	595,180
Husqvarna AB, Class B	1,505	11,062
InterContinental Hotels Group PLC	988	39,753
JCDecaux SA	264	9,090
JUMBO SA	329	3,345
Kering	3,346	643,003
Kingfisher PLC	10,423	55,097
Kohl's Corp.	855	52,189
Lagardere SCA	516	13,438
lululemon athletica, Inc. (a)(b)	6,808	379,818
Marks & Spencer Group PLC	6,468	47,892
Marriott International, Inc., Class A	965	75,299
MGM China Holdings, Ltd.	4,400	11,110
Michael Kors Holdings, Ltd. (a)	5,983	449,323
Michelin	813	73,387
Netflix, Inc. (a)	264	90,185
Next PLC	634	67,240
NIKE, Inc., Class B	2,979	286,431
Nordstrom, Inc.	577	45,808
Omnicom Group, Inc.	1,042	80,724
PetSmart, Inc.	369	29,998
Publicis Groupe SA	9,468	679,001
Renault SA	856	62,348
SACI Falabella	3,598	24,147
Scripps Networks Interactive, Class A	13,432	1,011,027
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Consumer Discretionary, continued
Sodexo	385	$37,685
Staples, Inc.	2,512	45,517
Surya Citra Media Tbk PT	16,500	4,656
Swatch Group AG/The	338	78,607
Tabcorp Holdings, Ltd.	3,324	11,221
Tiffany & Co.	555	59,307
TJX Cos., Inc., The	2,921	200,322
Ulta Salon Cosmetics & Fragrance, Inc. (a)	3,520	449,997
VF Corp.	2,335	174,892
Walt Disney Co., The	6,921	651,889
Whitbread PLC	723	53,506
Wolters Kluwer NV	1,222	37,290
Woolworths Holdings, Ltd./South	94,061	623,787
Wyndham Worldwide Corp.	532	45,624
		8,999,708
Consumer Staples: 18.9%
Avon Products, Inc.	9,515	89,346
British American Tobacco Malyasia Bhd	600	11,113
Campbell Soup Co.	9,600	422,400
Carlsberg A/S, Class B	499	38,323
Carrefour SA	2,736	83,260
Clorox Co., The	517	53,877
Coca-Cola Amatil, Ltd.	2,481	18,732
Coca-Cola Co., The	17,373	733,488
Coca-Cola Enterprises, Inc.	30,878	1,365,425
Colgate-Palmolive Co.	3,769	260,777
ConAgra Foods, Inc.	1,707	61,930
Danone SA	2,522	164,883
Delhaize Group SA	418	30,441
Diageo PLC	19,875	569,360
Dr. Pepper Snapple Group, Inc.	830	59,494
Estee Lauder Cos, Inc., Class A	16,867	1,285,265
General Mills, Inc.	2,594	138,338
Henkel AG & Co. KGaA	1,199	123,925
Imperial Tobacco Group PLC	4,091	180,084
J Sainsbury PLC	5,165	19,724
JM Smucker Co., The	419	42,311
Kellogg Co.	20,681	1,353,365
Unilever PLC	5,450	221,424
Whole Foods Market, Inc.	1,495	75,378
Woolworths, Ltd.	6,151	152,850
Keurig Green Mountain, Inc.	560	74,141

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments, continued

Pax Ellevate Global Women's Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Consumer Staples, continued
Kimberly-Clark Corp.	1,594	$184,171
Koninklijke Ahold NV	3,577	63,574
Kraft Foods Group, Inc.	2,327	145,810
L'Oreal SA	1,049	175,573
Mead Johnson Nutrition Co.	862	86,665
Mondelez International, Inc., Class A	7,297	265,064
Nestle SA	13,579	989,922
Orkla ASA	3,643	24,800
PepsiCo, Inc.	13,897	1,314,100
Procter & Gamble Co., The	14,995	1,365,894
Remy Cointreau SA	99	6,605
SABMiller PLC	4,153	216,501
Svenska Cellulosa AB SCA, Class B	2,601	56,074
Swedish Match AB	836	26,196
Tate & Lyle PLC	1,838	17,221
Tesco PLC	33,696	98,247
Tiger Brands, Ltd.	652	20,664
Unilever NV	6,960	272,259
		12,958,994
Energy: 1.3%
ConocoPhillips	5,053	348,959
Core Laboratories NV	191	22,985
Delek Group, Ltd.	19	4,766
Encana Corp.	3,514	48,908
Energen Corp.	328	20,913
Grupa Lotos SA (a)	242	1,743
Lundin Petroleum AB (a)	1,068	15,283
Neste Oil OYJ	486	11,797
Noble Corp PLC	1,145	18,973
Petronas Dagangan Bhd	900	4,411
Phillips 66	2,340	167,778
Statoil ASA	4,647	81,819
Technip SA	479	28,533
TransCanada Corp.	3,040	149,410
		926,278
Financials: 22.1%
3i Group PLC	3,889	27,117
Aberdeen Asset Management PLC	3,684	24,616
Alior Bank SA (a)	181	3,968
Allianz SE	1,912	316,677
Allstate Corp., The	1,741	122,305
American Tower Corp., REIT	1,722	170,220
AMP, Ltd.	13,130	58,478
Aon PLC	1,098	104,123
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Financials, continued
Assicurazioni Generali SpA	5,022	$103,116
Australia & New Zealand Banking Group, Ltd	12,311	320,331
AXA SA	7,648	176,233
Banca Monte dei Paschi di Siena SpA (a)	22,430	12,778
Bank Hapoalim BM	4,440	20,877
Bank Leumi Le-Israel BM (a)	5,647	19,291
Bank of Montreal	2,842	201,029
Bank of Nova Scotia, The	5,578	318,366
Bank of Queensland, Ltd.	1,592	15,684
Bank of the Philippine Islands	2,880	6,025
Bank Pekao SA	515	25,882
Barclays Africa Group, Ltd.	1,229	19,218
Barclays PLC	70,982	266,845
BDO Unibank, Inc.	5,830	14,262
Bendigo & Adelaide Bank, Ltd.	5,637	58,613
Berkshire Hathaway, Inc., Class B (a)	4,645	697,447
BNP Paribas SA	4,720	278,641
Canadian Imperial Bank of Commerce	1,825	156,833
China CITIC Bank Corp., Ltd.	30,000	23,879
Chubb Corp., The	989	102,332
CIT Group, Inc.	801	38,312
CNP Assurances	25,096	444,906
Comerica, Inc.	776	36,348
Commonwealth Bank of Australia	10,416	723,691
DBS Group Holdings, Ltd.	8,094	125,306
Delta Lloyd NV	837	18,406
Deutsche Bank AG	6,075	181,912
Deutsche Boerse AG	802	56,992
Dexus Property Group, REIT	3,825	21,653
Digital Realty Trust, Inc., REIT	595	39,449
Direct Line Insurance Group PLC	6,297	28,485
DNB ASA	24,446	360,594
Duke Realty Corp., REIT	1,309	26,442
Eaton Vance Corp.	493	20,178
Eurazeo SA	167	11,696
Federal Realty Investment Trust, REIT	276	36,835
First Capital Realty, Inc.	400	6,425

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments, continued

Pax Ellevate Global Women's Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Financials, continued
First Republic Bank	542	$28,249
Genworth Financial, Inc., Class A (a)	3,096	26,316
Gjensidige Forsikring ASA	5,404	88,179
GPT Group, The, REIT	6,782	24,002
Haci Omer Sabanci Holding AS	3,810	16,538
Hang Seng Bank, Ltd.	3,300	54,848
Hartford Financial Services Group	1,816	75,709
HCP, Inc., REIT	1,853	81,588
Hong Leong Bank Bhd	2,200	8,796
Host Hotels & Resorts, Inc., REIT	2,980	70,835
Hysan Development Co, Ltd.	3,000	13,314
ICADE, REIT	151	12,082
ING Groep NV (a)	17,698	228,652
Insurance Australia Group, Ltd.	9,903	50,283
Intact Financial Corp	12,948	934,489
Investment AB Kinnevik, Class B	1,096	35,641
Investor AB, Class B	1,859	67,589
Keppel Land, Ltd.	3,000	7,728
KeyCorp.	100,384	1,395,337
Klepierre, REIT	397	17,046
Land Securities Group PLC, REIT	3,202	57,558
Lend Lease Group	2,283	30,407
Liberty Property Trust, REIT (a)	567	21,336
Link REIT, The	10,000	62,543
Macquarie Group, Ltd.	1,315	62,011
Manulife Financial Corp.	8,042	153,530
MetLife, Inc.	4,069	220,092
Mirvac Group, REIT	15,328	22,173
Mizrahi Tefahot Bank, Ltd. (a)	565	5,913
National Bank of Canada	1,520	64,683
Nordea Bank AB	13,664	158,172
Novion Property Group, REIT	8,883	15,268
Old Mutual PLC	21,525	63,438
Principal Financial Group, Inc.	1,224	63,575
Prudential Financial, Inc.	1,983	179,382
Public Bank Bhd	10,900	56,945
QBE Insurance Group, Ltd.	6,048	54,918
Rayonier, Inc., REIT	654	18,273
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Financials, continued
Realogy Holdings Corp. (a)	638	$28,385
Royal Bank of Canada	6,388	441,189
Sampo OYJ, Class A	1,910	89,415
Sanlam, Ltd.	7,502	45,142
Siam Commercial Bank PCL, The	6,300	34,698
Societe Generale SA	3,512	146,978
Sun Life Financial, Inc.	2,616	94,390
Svenska Handelsbanken AB, Class A	2,141	100,173
Swedbank AB, Class A	25,645	636,276
Toronto-Dominion Bank, The	8,259	394,609
Travelers Cos., Inc., The	1,412	149,460
Tryg A/S	77	8,604
UDR, Inc., REIT	1,019	31,406
UniCredit SpA	20,612	132,032
Unione di Banche Italiane SCpA	3,633	25,984
Vienna Insurance Group AG Wiener Versicher	158	7,062
Voya Financial, Inc.	836	35,430
Wendel SA	132	14,790
Westpac Banking Corp.	22,244	598,270
Weyerhaeuser Co., REIT	38,239	1,372,397
Willis Group Holdings PLC	636	28,499
Zurich Insurance Group AG (a)	612	191,251
Unibail-Rodamco SE, REIT	407	104,410
		15,101,104
Health Care: 9.8%
Abbott Laboratories	6,179	278,179
Aetna, Inc.	14,071	1,249,926
AmerisourceBergen Corp.	918	82,767
AstraZeneca PLC	5,454	385,220
Becton Dickinson & Co.	794	110,493
Biogen Idec, Inc. (a)	1,039	352,689
Boston Scientific Corp. (a)	5,345	70,821
Bristol-Myers Squibb Co.	6,852	404,474
Bumrungrad Hospital PCL	1,300	5,547
Cardinal Health, Inc.	1,380	111,407
Catamaran Corp (a)	900	46,573
Celesio AG	203	6,543
CIGNA Corp.	1,093	112,481
CSL, Ltd.	2,059	144,636
Elekta AB, Class B	1,563	15,980
Eli Lilly & Co.	4,177	288,171
Essilor International SA	851	94,903

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments, continued

Pax Ellevate Global Women's Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Health Care, continued
Gilead Sciences, Inc. (a)	7,152	$674,148
GlaxoSmithKline PLC	21,340	457,820
Hologic, Inc. (a)	911	24,360
Mallinckrodt PLC (a)	486	48,129
Medtronic, Inc.	3,994	288,367
Netcare, Ltd.	3,274	10,700
Novo Nordisk A/S, Class B	8,617	364,497
Patterson Cos., Inc.	324	15,584
Perrigo Co. PLC	576	96,284
Quest Diagnostics, Inc.	594	39,834
Sanofi	5,143	468,890
Seek, Ltd.	1,317	18,364
Shandong Weigao Group Medical Polymer Co L	8,000	6,489
Shire PLC	2,394	169,735
Smith & Nephew PLC	3,685	66,450
St. Jude Medical, Inc.	1,187	77,191
UCB SA	547	41,592
Varian Medical Systems, Inc. (a)	413	35,729
Waters Corp. (a)	349	39,339
		6,704,312
Industrials: 9.4%
ADT Corp., The (b)	722	26,158
Aeroports de Paris	119	14,390
Alfa Laval AB	1,305	24,677
Atlantia SpA	1,676	38,954
Atlas Copco AB, Class A	2,716	75,574
Atlas Copco AB, Class B	1,568	40,137
Auckland International Airport, Ltd.	3,568	11,740
Avery Dennison Corp.	381	19,766
Bidvest Group, Ltd., The	1,219	31,869
Bouygues SA	731	26,395
Brambles, Ltd.	6,554	56,458
Canadian Pacific Railway, Ltd.	800	154,071
Capita PLC	4,835	81,072
CH Robinson Worldwide, Inc.	586	43,886
Cie de St-Gobain	2,017	85,442
CNH Industrial NV	3,852	31,182
Cummins, Inc.	733	105,677
Deutsche Lufthansa AG	20,293	336,274
Deutsche Post AG	4,022	130,562
Dialog Group Bhd	13,400	5,737
DSV A/S	702	21,375
Dun & Bradstreet Corp., The	158	19,112
easyJet PLC	605	15,657
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Industrials, continued
Edenred	826	$22,844
Experian PLC	4,208	70,934
FedEx Corp.	1,137	197,451
Fraport AG Frankfurt Airport Svc Worldwide	156	9,001
General Electric Co.	46,175	1,166,842
Groupe Eurotunnel SA	1,834	23,677
Hertz Global Holdings, Inc. (a)	1,931	48,159
Honeywell International, Inc.	3,044	304,156
Intertek Group PLC	769	27,832
Kone OYJ, Class B	1,288	58,640
Koninklijke Philips NV	4,101	118,872
Legrand SA	1,057	55,448
Lockheed Martin Corp.	7,124	1,371,869
Malaysia Airports Holdings Bhd	2,900	5,640
Manpowergroup, Inc.	325	22,155
Masco Corp.	1,530	38,556
Metso OYJ	478	14,311
MISC Bhd	4,500	9,284
MTR Corp. Ltd.	6,039	24,707
Pall Corp.	434	43,925
Qantas Airways, Ltd. (a)	4,337	8,424
Randstad Holding NV	526	25,309
Rexel SA	1,045	18,722
Royal Mail PLC	2,891	19,265
Siemens AG	3,406	382,166
SKF AB, Class B	1,640	34,547
Societe BIC SA	118	15,685
Southwest Airlines Co.	733	31,021
Sydney Airport	4,625	17,707
Thales SA	408	22,076
TNT Express NV	1,878	12,520
Towers Watson & Co., Class A	285	32,253
Transurban Group	7,419	51,701
United Parcel Service, Inc., Class B	2,890	321,281
United Technologies Corp.	3,583	412,045
Vallourec SA	519	14,066
Vestas Wind Systems A/S (a)	1,000	36,317
		6,485,573
Information Technology: 14.6%
Accenture PLC, Class A	2,571	229,616
ARM Holdings PLC	5,860	90,024
ASML Holding NV	1,453	156,993

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments, continued

Pax Ellevate Global Women's Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Information Technology, continued
AtoS	331	$26,300
Autodesk, Inc. (a)	967	58,078
Cap Gemini SA	628	44,913
Cisco Systems, Inc.	20,998	584,059
Computershare, Ltd.	2,023	19,351
Dassault Systemes SA	512	31,222
Ericsson, Class B	69,445	840,847
F5 Networks, Inc. (a)	300	39,140
Facebook, Inc., Class A (a)	8,450	659,269
Gemalto NV	310	25,300
Google, Inc., Class A	1,233	654,304
Google, Inc., Class C (a)	1,260	663,264
Hewlett-Packard Co.	7,585	304,386
Hexagon AB, Class B	990	30,541
IBM	4,078	654,274
Intuit, Inc.	1,111	102,423
MasterCard, Inc., Class A	4,169	359,201
Microsoft Corp.	29,085	1,350,997
NetSuite, Inc. (a)	150	16,376
Open Text Corp.	600	34,917
Oracle Corp.	14,063	632,413
Symantec Corp.	2,873	73,707
Texas Instruments, Inc.	4,412	235,888
Visa, Inc., Class A	2,011	527,284
Western Union Co., The	2,253	40,351
Xerox Corp	99,233	1,375,369
Yahoo!, Inc. (a)	3,958	199,919
		10,060,726
Materials: 2.0%
Air Liquide SA	1,443	178,556
Albemarle Corp. (b)	322	19,362
Boliden AB	1,069	17,088
Boral, Ltd.	3,308	14,196
Ecolab, Inc.	1,135	118,630
EI du Pont de Nemours & Co.	3,682	272,247
EMS-Chemie Holding AG	37	14,978
Gold Fields, Ltd.	2,915	13,178
International Flavors & Fragrances, Inc.	338	34,260
Kumba Iron Ore, Ltd.	264	5,460
Lafarge SA	781	54,826
Newmont Mining Corp.	2,041	38,575
Norsk Hydro ASA	5,288	29,787
Novozymes A/S, Class B	935	39,357
Potash Corp. of Saskatchewan, Inc.	3,658	129,311
Praxair, Inc.	1,193	154,565
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Materials, continued
Rexam PLC	2,930	$20,627
Stora Enso OYJ, Class R	2,144	19,169
Syngenta AG	383	123,195
Umicore SA	471	18,953
UPM-Kymmene OYJ	2,018	33,071
Yara International ASA	781	34,780
		1,384,171
Telecommunication Services: 5.5%
Advanced Info Service PLC	3,800	28,977
AT&T, Inc.	22,530	756,783
Belgacom SA	572	20,754
Chunghwa Telecom Co., Ltd.	15,000	44,461
Deutsche Telekom AG	13,676	218,821
Elisa OYJ	5,731	156,428
Frontier Communications Corp. (b)	35,752	238,466
Orange SA	7,720	131,292
Singapore Telecommunications, Ltd.	34,000	99,800
Spark New Zealand, Ltd.	7,093	17,195
Tele2 AB, Class B	1,198	14,517
Telefonica Deutschland Holding AG (a)	59,161	313,544
Telekom Malaysia Bhd	4,455	8,746
Telenor ASA	2,981	60,301
TeliaSonera AB	91,202	586,371
Telstra Corp., Ltd.	18,147	88,101
Verizon Communications, Inc.	18,368	859,254
Vivendi SA (a)	5,142	127,987
Vodacom Group, Ltd.	1,483	16,410
		3,788,208
Utilities: 3.5%
AGL Energy, Ltd.	2,740	29,885
Alliant Energy Corp.	429	28,494
American Electric Power Co., Inc.	2,097	127,330
American Water Works Co., Inc.	766	40,828
Atco., Ltd., Class I	400	16,409
AusNet Services	7,528	8,133
Canadian Utilities, Ltd., Class A	532	18,733
CenterPoint Energy, Inc.	1,722	40,346
Centrica PLC	22,743	98,510
Cheung Kong Infrastructure Holdings, Ltd.	3,000	22,119

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments, continued

Pax Ellevate Global Women's Index Fund, continued

Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
COMMON STOCKS, continued
Utilities, continued
Cia de Saneamento Basico do Estado de Sao	1,300	$8,373
Consolidated Edison Inc.	1,255	82,843
Contact Energy, Ltd.	1,316	6,535
Dominion Resources, Inc.	2,375	182,638
Duke Energy Corp.	3,075	256,886
Edison International	1,305	85,451
Electricite de France SA	1,084	29,841
Enea SA	798	3,433
Enel Green Power SpA	7,280	15,253
Fortum OYJ	2,074	45,030
GDF Suez	6,062	141,360
Integrys Energy Group, Inc.	308	23,978
National Grid PLC	15,675	222,417
NiSource, Inc.	1,302	55,231
Pepco Holdings, Inc.	1,064	28,654
Pinnacle West Capital Corp.	417	28,485
Public Service Enterprise Group, Inc.	2,148	88,949
Red Electrica Corp. SA	423	37,288
Sempra Energy	974	108,465
Snam SpA	8,801	43,558
Suez Environnement Co.	1,130	19,688
Tenaga Nasional Bhd	11,200	44,111
TransAlta Corp.	36,813	333,338
United Utilities Group PLC	2,729	38,762
Xcel Energy, Inc.	1,996	71,696
		2,433,050
TOTAL COMMON STOCKS (Cost $66,134,497)		68,842,124
Percent of Net Assets Name of Issuer and Title of Issue	Shares/ Principal/ Contracts	Value
EXCHANGE-TRADED FUNDS: 1.4%
iShares MSCI EAFE ETF	4,156	$252,851
SPDR S&P 500 ETF Trust	3,401	698,906
TOTAL EXCHANGE-TRADED FUNDS (Cost $947,689)		951,757
SECURITIES PURCHASED WITH CASH COLLATERAL FROM SECURITIES LENDING: 0.6%
State Street Navigator Securities Lending Prime Portfolio	384,724	384,724
(Cost $384,724)
TOTAL INVESTMENTS: 102.2% (Cost $67,466,910)		70,178,605
PAYABLE UPON RETURN OF SECURITIES LOANED— (NET): -0.6%		(384,724)
OTHER ASSETS AND LIABILITIES—		(1,100,519)
(NET): -1.6%
NET ASSETS: 100.0%		$68,693,362

(a)  Non-income producing security.

(b)  Security or partial position of this security was on loan as of December 31, 2014. The total market value of securities on loan as of December 31, 2014 was $459,321.

REIT  Real Estate Investment Trust

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Schedule of Investments, continued

Pax Ellevate Global Women's Index Fund, continued

SUMMARY OF INVESTMENTS BY COUNTRY
Percent of Net Assets	Value	Percent of Net Assets
Australia	$2,695,539	3.9%
Austria	7,062	0.0%*
Belgium	111,740	0.2%
Brazil	8,373	0.0%
Canada	3,697,213	5.4%
Chile	24,147	0.0%
China	53,071	0.1%
Denmark	508,473	0.7%
Finland	427,861	0.6%
France	4,885,561	7.1%
Germany	2,405,228	3.5%
Greece	7,019	0.0%*
Hong Kong	188,640	0.3%
Indonesia	4,656	0.0%*
Ireland	374,029	0.5%
Israel	50,847	0.1%
Italy	371,675	0.5%
Malaysia	159,796	0.2%
Netherlands	1,013,341	1.5%
New Zealand	35,470	0.1%
Norway	680,260	1.0%
Philippines	20,287	0.0%*
Poland	35,026	0.1%
Singapore	232,834	0.3%
South Africa	796,175	1.2%
Spain	37,288	0.1%
Sweden	3,819,071	5.6%
Switzerland	1,397,953	2.0%
Taiwan	44,461	0.1%
Thailand	74,639	0.1%
Turkey	16,538	0.0%*
United Kingdom	4,050,770	5.9%
United States	40,607,081	59.1%
Exchange-traded funds	951,757	1.4%
Other assets and liabilities - (Net)	(1,100,519)	-1.6%
Total	$68,693,362	100.0%

*Rounds to less than 0.05%.

SEE NOTES TO FINANCIAL STATEMENTS

THIS PAGE INTENTIONALLY LEFT BLANK

December 31, 2014

Statements of Assets and Liabilities

	Balanced Fund	Growth Fund	Small Cap Fund	High Yield Bond Fund
Assets
Investments, at cost—Note A	$1,724,448,112	$132,662,245	$202,874,753	$587,857,951
Investments in unaffiliated issuers, at value	$1,979,858,940	$201,500,190	$210,969,295	$570,802,452
Investments in affiliated issuers, at value	17,753,158	—	—	—
Total investments, at value—Note A1	1,997,612,098	201,500,190	210,969,295	570,802,452
Cash	837	875	848	4,914,785
Foreign currency at value (cost $380,422; $6 and $130,373, respectively)	—	—	—	361,440
Prepaid Expenses	1,828	1,759	3,333	251
Receivables:
Capital stock sold	1,911,476	226,568	3,005,058	1,069,825
Dividends and interest—Note A	6,060,389	153,411	165,239	8,837,919
Investment securities sold	—	524,227	—	8,608,897
Investment Adviser Reimbursement	—	365	—	—
Other	14,026	26,221	19,896	11,681
Total Assets	2,005,600,654	202,433,616	214,163,669	594,607,250
Liabilities
Collateral on Securities Loaned, at value	5,043,105	1,731,135	6,899,006	27,392,530
Payables:
Capital stock reacquired	472,292	32,597	389,375	1,829,743
Investment securities purchased	3,644,089	217,157	4,602,286	7,604,825
Dividend payable—Note A	—	—	—	441,522
Payable to bank	—	—	—	—
Payable to foreign banks (cost $138,914)	—	—	—	—
Accrued expenses:
Investment advisory fees—Note B	846,747	127,925	118,447	243,867
Distribution expense	386,206	35,206	26,465	76,434
Trustees fees and expenses	—	—	—	354
Compliance expense	5,204	3,417	3,197	3,752
Transfer agent fees	341,573	46,876	17,212	127,116
Printing and other shareholder communication fees	9,367	1,914	—	—
Custodian fees	33,671	7,943	2,462	17,679
Legal and audit fees	70,494	41,462	18,936	49,455
Other accrued expenses	26,832	20,232	27,806	28,755
Total Liabilities	10,879,580	2,265,864	12,105,192	37,816,032
Net Assets	$1,994,721,074	$200,167,752	$202,058,477	$556,791,218

1Total investments, at value include securities loaned. At December 31, 2014, the Balanced Fund, Growth Fund, Small Cap Fund, High Yield Bond Fund and Global Women's Index Fund had a total market value of securities on loan of $36,395,176; $1,719,632; $6,699,228; $26,671,268 and $459,321, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

	Global Environmental Markets Fund	Int'l ESG Index Fund	Global Women's Index Fund
Assets
Investments, at cost—Note A	$172,708,341	$131,589,702	$67,466,910
Investments in unaffiliated issuers, at value	$194,491,559	$129,202,472	$70,178,605
Investments in affiliated issuers, at value	—	—	—
Total investments, at value—Note A1	194,491,559	129,202,472	70,178,605
Cash	2,844,200	450	—
Foreign currency at value (cost $380,422; $6 and $130,373, respectively)	6	129,692	—
Prepaid Expenses	4,711	—	—
Receivables:
Capital stock sold	366,616	560,772	164,936
Dividends and interest—Note A	146,915	154,215	82,703
Investment securities sold	—	430,033	948
Investment Adviser Reimbursement	298	—	—
Other	36,134	108,990	18,817
Total Assets	197,890,439	130,586,624	70,446,009
Liabilities
Collateral on Securities Loaned, at value	—	—	384,724
Payables:
Capital stock reacquired	1,493,921	521,508	15,934
Investment securities purchased	—	2,493,353	699,967
Dividend payable—Note A	—	—	—
Payable to bank	—	—	464,658
Payable to foreign banks (cost $138,914)	—	—	127,303
Accrued expenses:
Investment advisory fees—Note B	153,714	59,639	43,235
Distribution expense	23,906	8,283	16,826
Trustees fees and expenses	—	—	—
Compliance expense	3,166	—	—
Transfer agent fees	26,434	—	—
Printing and other shareholder communication fees	—	—	—
Custodian fees	11,541	—	—
Legal and audit fees	21,104	—	—
Other accrued expenses	32,675	—	—
Total Liabilities	1,766,461	3,082,783	1,752,647
Net Assets	$196,123,978	$127,503,841	$68,693,362

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Statements of Assets and Liabilities, continued

	Balanced Fund	Growth Fund	Small Cap Fund	High Yield Bond Fund
Net Assets Represented By
Paid in Capital	$1,703,903,271	$128,816,596	$194,066,779	$588,725,578
Undistributed (distributions in excess of) net investment income	3,450,443	122,705	—	(167,448)
Accumulated net realized gain (loss)	14,224,257	2,392,759	(102,844)	(14,692,431)
Net unrealized appreciation (depreciation) of:
Investments	273,163,986	68,837,945	8,094,542	(17,055,499)
Foreign currency translations	(20,883)	(2,253)	—	(18,982)
Net Assets	$1,994,721,074	$200,167,752	$202,058,477	$556,791,218
Individual Investor Class
Net assets	$1,740,413,506	$159,793,596	$103,508,061	$351,179,586
Capital Shares Outstanding	73,447,684	8,752,654	7,434,348	49,941,173
Net asset value per share	$23.70	$18.26	$13.92	$7.03
Class A
Net assets		$1,729,136	$19,698,151	$3,061,391
Capital Shares Outstanding		94,861	1,417,588	434,894
Net asset value per share		$18.23	$13.90	$7.04
Institutional Class
Net assets	$248,979,126	$37,628,557	$77,468,598	$201,434,873
Capital Shares Outstanding	10,387,335	2,016,258	5,531,882	28,752,092
Net asset value per share	$23.97	$18.66	$14.00	$7.01
Class R
Net assets	$5,328,442	$1,016,463	$1,383,667	$1,115,368
Capital Shares Outstanding	223,500	55,911	100,173	158,575
Net asset value per share	$23.84	$18.18	$13.81	$7.03

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

	Global Environmental Markets Fund	Int'l ESG Index Fund	Global Women's Index Fund
Net Assets Represented By
Paid in Capital	$174,626,456	$130,584,427	$65,501,673
Undistributed (distributions in excess of) net investment income	—	435,565	52,070
Accumulated net realized gain (loss)	(281,085)	(1,116,602)	427,292
Net unrealized appreciation (depreciation) of:
Investments	21,783,218	(2,387,230)	2,711,695
Foreign currency translations	(4,611)	(12,319)	632
Net Assets	$196,123,978	$127,503,841	$68,693,362
Individual Investor Class
Net assets	$96,255,427	$37,602,820	$55,547,655
Capital Shares Outstanding	7,859,910	4,589,252	2,719,296
Net asset value per share	$12.25	$8.19	$20.43
Class A
Net assets	$9,762,816
Capital Shares Outstanding	798,541
Net asset value per share	$12.23
Institutional Class
Net assets	$87,604,618	$89,097,692	$13,145,707
Capital Shares Outstanding	7,118,476	11,066,990	640,687
Net asset value per share	$12.31	$8.05	$20.52
Class R
Net assets	$2,501,117	$803,329
Capital Shares Outstanding	205,666	98,757
Net asset value per share	$12.16	$8.13

SEE NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2014

Statements of Operations

	Balanced Fund	Growth Fund	Small Cap Fund	High Yield Bond Fund
Investment Income
Income
Dividends (net of foreign withholding tax of $136,107; $20,898; $3,396; $0; $134,228; $220,155; and $67,136; respectively)	$21,308,620	$3,507,550	$2,389,278	$1,401,824
Dividends from affiliate—Note C	630,861	—	—	—
Interest	13,786,303	511	527	44,254,823
Income from securities lending—Note A	254,819	25,046	118,287	162,756
Total Income	35,980,603	3,533,107	2,508,092	45,819,403
Expenses
Investment advisory fees—Note B	9,966,216	1,366,922	886,505	3,371,626
Distribution expenses—Individual Investor (Note B)	4,358,477	369,553	182,606	1,135,016
Distribution expenses—Class A (Note B)	—	2,654	30,241	5,212
Distribution expenses—Class R (Note B)	24,887	4,399	4,517	4,763
Transfer agent fees—Note A	1,906,825	248,484	163,000	761,371
Printing and other shareholder communication fees	197,432	50,237	24,266	77,667
Custodian fees	381,433	54,944	41,984	301,206
Legal fees and related expenses	187,842	38,073	31,280	80,139
Trustees' fees and expenses—Note B	169,111	31,606	26,062	67,908
Compliance expense	33,034	14,604	12,914	18,791
Audit fees	84,530	54,632	25,521	62,437
Registration fees	54,204	83,461	97,610	102,377
Other expenses	154,385	15,101	10,374	86,638
Total Expenses	17,518,376	2,334,670	1,536,880	6,075,151
Less: Advisory fee waiver—Note B	(94,036)	—	—	—
Expenses assumed by Adviser—Note B	—	(125,473)	(153,154)	—
Net expenses	17,424,340	2,209,197	1,383,726	6,075,151
Net investment income	18,556,263	1,323,910	1,124,366	39,744,252
Realized and Unrealized Gain (Loss)—Notes A and C
Net realized gain (loss) on:
Investments in unaffiliated issuers (including premium on options exercised)[1]	172,864,542	8,800,533	5,296,430	(11,431,592)
Investment in affiliated issuers	137,803	—	—	—
Net increase from reimbursement by investment adviser[2]	—	—	—	90,278
Closed short positions	—	—	—	486,700
Option contracts written	748,612	30,554	—	—
Foreign currency transactions	(55,927)	(4,681)	—	(375,210)
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(42,615,024)	10,504,573	3,684,784	(33,096,670)
Investment in affiliated issuers	(2,253,641)	—	—	—
Securities sold short	—	—	—	(131,957)
Option contracts written	5,026,388	(30,598)	—	—
Foreign currency translation	(24,668)	(3,320)	—	(30,404)
Net realized and unrealized gain (loss) on investments and foreign currency	133,828,085	19,297,061	8,981,214	(44,488,855)
Net increase (decrease) in net assets resulting from operations	$152,384,348	$20,620,971	$10,105,580	$(4,744,603)

1Includes loss of $90,278 due to trading error caused by Investment Adviser. See Note B in Notes to the Financial Statements.
2See Note B in the Notes to Financial Statements.
SEE NOTES TO FINANCIAL STATEMENTS

For the Year Ended December 31, 2014

	Global Environmental Markets Fund	Int'l ESG Index Fund	Global Women's Index Fund
Investment Income
Income
Dividends (net of foreign withholding tax of $136,107; $20,898; $3,396; $0; $134,228; $220,155; and $67,136; respectively)	$3,378,672	$4,328,825	$1,705,097
Dividends from affiliate—Note C	—	—	—
Interest	—	—	276
Income from securities lending—Note A	—	66	8,537
Total Income	3,378,672	4,328,891	1,713,910
Expenses
Investment advisory fees—Note B	1,619,763	578,446	405,870
Distribution expenses—Individual Investor (Note B)	245,737	63,387	121,894
Distribution expenses—Class A (Note B)	16,490	—	—
Distribution expenses—Class R (Note B)	12,766	2,029	—
Transfer agent fees—Note A	205,275	—	37,850
Printing and other shareholder communication fees	29,782	—	14,139
Custodian fees	100,527	—	16,868
Legal fees and related expenses	37,400	—	11,028
Trustees' fees and expenses—Note B	31,091	—	9,500
Compliance expense	12,914	—	5,523
Audit fees	28,333	—	10,655
Registration fees	92,535	—	6,246
Other expenses	14,565	—	2,305
Total Expenses	2,447,178	643,862	641,878
Less: Advisory fee waiver—Note B	—	—	—
Expenses assumed by Adviser—Note B	(102,861)	—	(66,388)
Net expenses	2,344,317	643,862	575,490
Net investment income	1,034,355	3,685,029	1,138,420
Realized and Unrealized Gain (Loss)—Notes A and C
Net realized gain (loss) on:
Investments in unaffiliated issuers (including premium on options exercised)[1]	2,423,256	(248,216)	9,333,407
Investment in affiliated issuers	—	—	—
Net increase from reimbursement by investment adviser[2]	—	—	—
Closed short positions	—	—	—
Option contracts written	—	—	—
Foreign currency transactions	(69,725)	(60,566)	(26,881)
Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(9,018,190)	(10,701,263)	(7,423,047)
Investment in affiliated issuers	—	—	—
Securities sold short	—	—	—
Option contracts written	—	—	—
Foreign currency translation	(5,491)	(15,035)	(165)
Net realized and unrealized gain (loss) on investments and foreign currency	(6,670,150)	(11,025,080)	1,883,314
Net increase (decrease) in net assets resulting from operations	$(5,635,795)	$(7,340,051)	$3,021,734

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Balanced Fund		Growth Fund
	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13
Increase (Decrease) in Net Assets
Operations
Investment income, net	$18,556,263	$21,882,816	$1,323,910	$331,064
Net realized gain (loss) on investments and foreign currency transactions[1]	173,695,030	240,793,676	8,826,406	6,953,647
Net increase from reimbursement from Investment Adviser[2]	—	—	—	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(39,866,945)	28,378,777	10,470,655	31,859,376
Net increase (decrease) in net assets resulting from operations	152,384,348	291,055,269	20,620,971	39,144,087
Distributions to shareholders from:
Net investment income
Individual Investor Class	(15,369,550)	(13,798,645)	(877,973)	(296,856)
Class A			(7,146)	(74)
Institutional Class	(2,586,783)	(2,171,251)	(261,122)	(80,977)
Class R	(33,030)	(21,021)	(3,767)	(873)
Realized gains
Individual Investor Class	(169,539,378)	(187,226,952)	(5,917,984)	(2,996,622)
Class A	—	—	(60,954)	(6,055)
Institutional Class	(23,569,142)	(23,364,926)	(1,348,664)	(590,465)
Class R	(508,406)	(466,151)	(36,797)	(17,208)
Total distributions to shareholders	(211,606,289)	(227,048,946)	(8,514,407)	(3,989,130)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	97,815,388	88,161,890	21,233,415	17,287,138
Shares issued in connection with fund acquisition
Proceeds from reinvestment of distributions	178,401,155	192,727,793	6,613,253	3,189,935
Cost of shares redeemed	(255,946,424)	(254,504,603)	(19,496,618)	(32,810,950)
Net increase (decrease) from Individual Investor Class transactions	20,270,119	26,385,080	8,350,050	(12,333,877)
Class A
Proceeds from shares sold			1,486,670	270,195
Proceeds from reinvestment of distributions			65,592	6,129
Cost of shares redeemed			(177,460)	(10,241)
Net increase from Class A transactions			1,374,802	266,083
Institutional Class
Proceeds from shares sold	49,468,412	85,541,401	10,197,209	20,501,963
Shares issued in connection with fund acquisition
Proceeds from reinvestment of distributions	25,125,472	24,743,263	1,364,791	575,359
Cost of shares redeemed	(43,264,279)	(31,828,931)	(4,765,064)	(3,458,419)
Net increase (decrease) from Institutional Class transactions	31,329,605	78,455,733	6,796,936	17,618,903
Class R
Proceeds from shares sold	1,224,343	2,187,255	408,458	200,620
Shares issued in connection with fund acquisition
Proceeds from reinvestment of distributions	541,436	487,173	40,111	18,081
Cost of shares redeemed	(814,140)	(1,536,259)	(304,665)	(35,128)
Net increase (decrease) from Class R transactions	951,639	1,138,169	143,904	183,573
NAV of shares issued in fund merger
Net increase (decrease) from capital share transactions	52,551,363	105,978,982	16,665,692	5,734,682
Net increase (decrease) in net assets	(6,670,578)	169,985,305	28,772,256	40,889,639
Net assets
Beginning of period	2,001,391,652	1,831,406,347	171,395,496	130,505,857
End of period (3)	$1,994,721,074	$2,001,391,652	$200,167,752	$171,395,496
(3) Includes undistributed net investment income (loss)	$3,450,443	$7,468,438	$122,705	$4,094

1Includes loss of $90,278 due to trading error caused by Investment Adviser. See Note B in Notes to the Financial Statements.
2See Note B in the Notes to Financial Statements.

SEE NOTES TO FINANCIAL STATEMENTS

	Small Cap Fund		High Yield Bond Fund
	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13
Increase (Decrease) in Net Assets
Operations
Investment income, net	$1,124,366	$251,275	$39,744,252	$34,781,513
Net realized gain (loss) on investments and foreign currency transactions[1]	5,296,430	6,198,016	(11,320,102)	(870,424)
Net increase from reimbursement from Investment Adviser[2]	—	—	90,278	—
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	3,684,784	3,971,394	(33,259,031)	3,632,655
Net increase (decrease) in net assets resulting from operations	10,105,580	10,420,685	(4,744,603)	37,543,744
Distributions to shareholders from:
Net investment income
Individual Investor Class	(610,225)	(270,497)	(26,543,325)	(25,129,492)
Class A	(117,854)	(13,525)	(121,457)	(8,714)
Institutional Class	(437,187)	(59,711)	(13,259,599)	(9,501,589)
Class R	(4,742)	(2,423)	(53,437)	(46,354)
Realized gains
Individual Investor Class	(3,394,692)	(4,237,883)	(421,758)	(394,211)
Class A	(643,820)	(255,764)	(3,496)	(6)
Institutional Class	(2,180,509)	(760,689)	(241,004)	(145,021)
Class R	(43,391)	(47,171)	(1,316)	(852)
Total distributions to shareholders	(7,432,420)	(5,647,663)	(40,645,392)	(35,226,239)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	83,067,101	28,357,589	157,676,050	292,457,664
Shares issued in connection with fund acquisition
Proceeds from reinvestment of distributions	3,872,651	4,059,328	24,469,389	20,401,637
Cost of shares redeemed	(30,837,570)	(6,357,076)	(274,913,365)	(188,104,077)
Net increase (decrease) from Individual Investor Class transactions	56,102,182	26,059,841	(92,767,926)	124,755,224
Class A
Proceeds from shares sold	17,749,038	3,040,665	2,884,246	780,073
Proceeds from reinvestment of distributions	693,814	249,793	103,837	6,866
Cost of shares redeemed	(2,170,364)	(36,376)	(481,257)	(5,518)
Net increase from Class A transactions	16,272,488	3,254,082	2,506,826	781,421
Institutional Class
Proceeds from shares sold	69,513,691	8,469,402	103,212,166	79,979,108
Shares issued in connection with fund acquisition
Proceeds from reinvestment of distributions	2,360,991	600,980	9,311,428	5,622,939
Cost of shares redeemed	(3,766,406)	(1,459,819)	(82,075,273)	(34,116,182)
Net increase (decrease) from Institutional Class transactions	68,108,276	7,610,563	30,448,321	51,485,865
Class R
Proceeds from shares sold	951,642	458,746	540,682	302,947
Shares issued in connection with fund acquisition
Proceeds from reinvestment of distributions	45,962	49,594	54,689	46,564
Cost of shares redeemed	(263,770)	(37,092)	(87,987)	(537,454)
Net increase (decrease) from Class R transactions	733,834	471,248	507,384	(187,943)
NAV of shares issued in fund merger
Net increase (decrease) from capital share transactions	141,216,780	37,395,734	(59,305,395)	176,834,567
Net increase (decrease) in net assets	143,889,940	42,168,756	(104,695,390)	179,152,072
Net assets
Beginning of period	58,168,537	15,999,781	661,486,608	482,334,536
End of period (3)	$202,058,477	$58,168,537	$556,791,218	$661,486,608
(3) Includes undistributed net investment income (loss)	$—	$—	$(167,448)	$747,642

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets, continued

	Global Environmental Markets Fund		International ESG Index Fund
	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13
Increase (Decrease) in Net Assets
Operations
Investment income, net	$1,034,355	$608,038	$3,685,029	$775,106
Net realized gain (loss) on investments and foreign currency transactions	2,353,531	3,677,916	(308,782)	(110,191)
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(9,023,681)	21,781,408	(10,716,298)	6,139,468
Net increase (decrease) in net assets resulting from operations	(5,635,795)	26,067,362	(7,340,051)	6,804,383
Distributions to shareholders from:
Net investment income
Individual Investor Class	(977,158)	(1,358,849)	(445,526)	—
Class A	(71,282)	(22,513)
Institutional Class	(901,357)	(575,579)	(2,743,493)	(761,762)
Class R	(18,584)	(31,613)	(6,075)	—
Realized gains
Individual Investor Class	(648,914)	(151,631)	(164,345)	—
Class A	(50,078)	(3,283)
Institutional Class	(501,477)	(64,167)	(400,513)	—
Class R	(16,679)	(3,936)	(3,606)	—
Total distributions to shareholders	(3,185,529)	(2,211,571)	(3,763,558)	(761,762)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	35,653,183	40,280,687	19,978,468
Shares issued in connection with fund acquisition[1]			30,289,296
Proceeds from reinvestment of distributions	1,538,727	1,410,861	567,202
Cost of shares redeemed	(30,763,403)	(11,505,669)	(10,446,898)
Net increase (decrease) from Individual Investor Class transactions	6,428,507	30,185,879	40,388,068
Class A
Proceeds from shares sold	8,225,735	2,045,180
Proceeds from reinvestment of distributions	108,605	22,677
Cost of shares redeemed	(391,489)	(25,303)
Net increase from Class A transactions	7,942,851	2,042,554
Institutional Class
Proceeds from shares sold	63,033,677	27,894,535	40,254,577	39,344,324
Shares issued in connection with fund acquisition[1]			10,611,480
Proceeds from reinvestment of distributions	1,206,108	546,480	2,803,930	—
Cost of shares redeemed	(15,560,826)	(1,785,928)	(14,838,177)	—
Net increase (decrease) from Institutional Class transactions	48,678,959	26,655,087	38,831,810	39,344,324
Class R
Proceeds from shares sold	701,263	841,455	514,704
Shares issued in connection with fund acquisition[1]			431,610
Proceeds from reinvestment of distributions	35,264	35,460	9,681
Cost of shares redeemed	(598,187)	(441,278)	(117,353)
Net increase (decrease) from Class R transactions	138,340	435,637	838,642
Net increase (decrease) from capital share transactions	63,188,657	59,319,157	80,058,520	39,344,324
Net increase (decrease) in net assets	54,367,333	83,174,948	68,954,911	45,386,945
Net assets
Beginning of period	141,756,645	58,581,697	58,548,930	13,161,985
End of period (3)	$196,123,978	$141,756,645	$127,503,841	$58,548,930
(3) Includes undistributed net investment income (loss)	$—	$(793,653)	$435,565	$(7,811)

SEE NOTES TO FINANCIAL STATEMENTS

	Global Women's Index Fund
	Year Ended 12/31/14	Year Ended 12/31/13
Increase (Decrease) in Net Assets
Operations
Investment income, net	$1,138,420	$482,026
Net realized gain (loss) on investments and foreign currency transactions	9,306,526	731,238
Change in unrealized appreciation (depreciation) on investments and foreign currency translations	(7,423,212)	7,719,618
Net increase (decrease) in net assets resulting from operations	3,021,734	8,932,882
Distributions to shareholders from:
Net investment income
Individual Investor Class	(978,471)	(396,470)
Class A
Institutional Class	(128,157)	(15,235)
Class R
Realized gains
Individual Investor Class	(5,519,992)	—
Class A
Institutional Class	(1,265,637)	—
Class R
Total distributions to shareholders	(7,892,257)	(411,705)
From capital share transactions:
Individual Investor Class
Proceeds from shares sold	18,550,009	8,258,323
Shares issued in connection with fund acquisition[1]
Proceeds from reinvestment of distributions	5,968,333	358,768
Cost of shares redeemed	(9,726,963)	(6,319,339)
Net increase (decrease) from Individual Investor Class transactions	14,791,379	2,297,752
Class A
Proceeds from shares sold
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase from Class A transactions
Institutional Class
Proceeds from shares sold	11,927,266	938,589
Shares issued in connection with fund acquisition[1]
Proceeds from reinvestment of distributions	848,197	10,563
Cost of shares redeemed	(378,300)	(675,026)
Net increase (decrease) from Institutional Class transactions	12,397,163	274,126
Class R
Proceeds from shares sold
Shares issued in connection with fund acquisition[1]
Proceeds from reinvestment of distributions
Cost of shares redeemed
Net increase (decrease) from Class R transactions
Net increase (decrease) from capital share transactions	27,188,542	2,571,878
Net increase (decrease) in net assets	22,318,019	11,093,055
Net assets
Beginning of period	46,375,343	35,282,288
End of period (3)	$68,693,362	$46,375,343
(3) Includes undistributed net investment income (loss)	$52,070	$71,556

SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets—Shares of Beneficial Interest

	Balanced Fund		Growth Fund
	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13
Individual Investor Class
Shares sold	3,936,353	3,482,392	1,199,593	1,135,392
Shares issued in reinvestment of distributions	7,404,458	7,967,290	362,179	192,787
Shares redeemed	(10,278,057)	(10,088,835)	(1,105,975)	(2,206,463)
Net increase (decrease) in shares outstanding	1,062,754	1,360,847	455,797	(878,284)
Class A
Shares sold			84,003	17,206
Shares issued in reinvestment of distributions			3,590	366
Shares redeemed			(9,682)	(622)
Net increase in shares outstanding			77,911	16,950
Institutional Class
Shares sold	1,957,783	3,369,606	563,395	1,380,487
Shares issued in reinvestment of distributions	1,031,326	1,012,406	73,094	34,207
Shares redeemed	(1,714,948)	(1,235,185)	(259,543)	(222,038)
Net increase in shares outstanding	1,274,161	3,146,827	376,946	1,192,656
Class R
Shares sold	48,857	84,061	23,020	13,094
Shares issued in reinvestment of distributions	22,350	20,028	2,202	1,088
Shares redeemed	(32,462)	(59,383)	(17,401)	(2,388)
Net increase (decrease) in shares outstanding	38,745	44,706	7,821	11,794

	Global Environmental Markets Fund		International ESG Index Fund
	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13
Individual Investor Class
Shares sold	2,817,753	3,582,082	2,285,239
Shares issued in connection with fund acquisition			3,426,217
Shares issued in reinvestment of distributions	118,951	118,087	64,492
Shares redeemed	(2,439,445)	(1,034,590)	(1,186,696)
Net increase in shares outstanding	497,259	2,665,579	4,589,252
Class A
Shares sold	650,072	171,557
Shares issued in reinvestment of distributions	8,459	1,827
Shares redeemed	(31,230)	(2,144)
Net increase in shares outstanding	627,301	171,240
Institutional Class
Shares sold	4,949,085	2,370,705	4,074,823	438,027
Shares issued in connection with fund acquisition			1,200,069
Shares issued in reinvestment of distributions	93,430	44,986	318,300	—
Shares redeemed	(1,258,949)	(153,963)	(1,724,376)	—
Net increase in shares outstanding	3,783,566	2,261,728	3,868,816	438,027
Class R
Shares sold	55,688	72,817	61,974
Shares issued in connection with fund acquisition			49,065
Shares issued in reinvestment of distributions	2,735	2,990	1,118
Shares redeemed	(47,609)	(38,442)	(13,400)
Net increase in shares outstanding	10,814	37,365	98,757

SEE NOTES TO FINANCIAL STATEMENTS

	Small Cap Fund		High Yield Bond Fund
	Year Ended 12/31/14	Year Ended 12/31/13	Year Ended 12/31/14	Year Ended 12/31/13
Individual Investor Class
Shares sold	6,022,811	2,100,145	20,856,979	38,752,801
Shares issued in reinvestment of distributions	278,142	304,210	3,252,312	2,705,383
Shares redeemed	(2,246,093)	(484,576)	(36,612,977)	(24,961,973)
Net increase (decrease) in shares outstanding	4,054,860	1,919,779	(12,503,686)	16,496,211
Class A
Shares sold	1,291,929	216,194	383,168	103,669
Shares issued in reinvestment of distributions	49,920	18,700	13,926	910
Shares redeemed	(156,612)	(2,543)	(66,049)	(730)
Net increase in shares outstanding	1,185,237	232,351	331,045	103,849
Institutional Class
Shares sold	5,011,350	640,432	13,758,878	10,622,071
Shares issued in reinvestment of distributions	168,942	44,813	1,245,965	748,404
Shares redeemed	(271,702)	(103,556)	(11,126,347)	(4,539,173)
Net increase in shares outstanding	4,908,590	581,689	3,878,496	6,831,302
Class R
Shares sold	69,965	34,798	71,387	39,944
Shares issued in reinvestment of distributions	3,331	3,744	7,308	6,178
Shares redeemed	(19,213)	(2,986)	(11,835)	(71,610)
Net increase (decrease) in shares outstanding	54,083	35,556	66,860	(25,488)

	Global Women's Index Fund
	Year Ended 12/31/14	Year Ended 12/31/13
Individual Investor Class
Shares sold	830,918	429,387
Shares issued in connection with fund acquisition
Shares issued in reinvestment of distributions	285,956	19,509
Shares redeemed	(439,062)	(330,967)
Net increase in shares outstanding	677,812	117,929
Class A
Shares sold
Shares issued in reinvestment of distributions
Shares redeemed
Net increase in shares outstanding
Institutional Class
Shares sold	529,747	48,309
Shares issued in connection with fund acquisition
Shares issued in reinvestment of distributions	40,689	573
Shares redeemed	(17,318)	(34,406)
Net increase in shares outstanding	553,118	14,476
Class R
Shares sold
Shares issued in connection with fund acquisition
Shares issued in reinvestment of distributions
Shares redeemed
Net increase in shares outstanding

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Financial Highlights

Selected data for a share outstanding throughout each period

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income (loss)[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions
Balanced Fund
Individual Investor Class
Year Ended December 31, 2014	$24.47	$0.23	$1.72	$1.95	$0.22	$2.50	$—	$2.72
Year Ended December 31, 2013	23.73	0.28	3.54	3.82	0.21	2.87	—	3.08
Year Ended December 31, 2012	21.67	0.34	2.09	2.43	0.37	—	—	0.37
Year Ended December 31, 2011	22.36	0.34	(0.74)	(0.40)	0.29	—	—	0.29
Year Ended December 31, 2010	20.30	0.32	2.06	2.38	0.32	—	0.00[6]	0.32
Institutional Class
Year Ended December 31, 2014	$24.73	$0.29	$1.74	$2.03	$0.29	$2.50	$—	$2.79
Year Ended December 31, 2013	23.94	0.35	3.58	3.93	0.27	2.87	—	3.14
Year Ended December 31, 2012	21.86	0.41	2.10	2.51	0.43	—	—	0.43
Year Ended December 31, 2011	22.56	0.40	(0.75)	(0.35)	0.35	—	—	0.35
Year Ended December 31, 2010	20.47	0.37	2.09	2.46	0.37	—	0.00[6]	0.37
Class R
Year Ended December 31, 2014	$24.62	$0.17	$1.72	$1.89	$0.17	$2.50	$—	$2.67
Year Ended December 31, 2013	23.86	0.22	3.56	3.78	0.15	2.87	—	3.02
Year Ended December 31, 2012	21.79	0.29	2.10	2.39	0.32	—	—	0.32
Year Ended December 31, 2011	22.49	0.29	(0.76)	(0.47)	0.23	—	—	0.23
Year Ended December 31, 2010	20.42	0.28	2.07	2.35	0.28	—	0.00[6]	0.28
Growth Fund
Individual Investor Class
Year Ended December 31, 2014	$17.08	$0.12	$1.87	$1.99	$0.11	$0.70	$—	$0.81
Year Ended December 31, 2013	13.50	0.03	3.96	3.99	0.04	0.37	—	0.41
Year Ended December 31, 2012	11.96	0.05	1.51	1.56	0.02	—	—	0.02
Year Ended December 31, 2011	12.21	—	(0.25)	(0.25)	—	—	—	—
Year Ended December 31, 2010	9.99	(0.03)	2.25	2.22	—	—	—	—
Class A
Year Ended December 31, 2014	$17.06	$0.08	$1.91	$1.99	$0.12	$0.70	$—	$0.82
Period Ended December 31, 2013[7]	14.39	—	3.09	3.09	0.05	0.37	—	0.42
Institutional Class
Year Ended December 31, 2014	$17.44	$0.16	$1.91	$2.07	$0.15	$0.70	$—	$0.85
Year Ended December 31, 2013	13.76	0.07	4.03	4.10	0.05	0.37	—	0.42
Year Ended December 31, 2012	12.19	0.08	1.56	1.64	0.07	—	—	0.07
Year Ended December 31, 2011	12.41	0.04	(0.26)	(0.22)	—	—	—	—
Year Ended December 31, 2010	10.13	—	2.28	2.28	—	—	—	—
Class R
Year Ended December 31, 2014	$17.03	$0.08	$1.85	$1.93	$0.08	$0.70	$—	$0.78
Year Ended December 31, 2013	13.48	(0.01)[5]	3.95	3.94	0.02	0.37	—	0.39
Year Ended December 31, 2012	11.95	0.01	1.52	1.53	—	—	—	—
Year Ended December 31, 2011	12.24	(0.02)[5]	(0.27)	(0.29)	—	—	—	—
Year Ended December 31, 2010	10.04	(0.05)	2.25	2.20	—	—	—	—

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized

5  The amount shown for a share outstanding does not correspond with the aggregate net investment income for the period due to the timing of sales and repurchases of the shares in relation to fluctuating market value of the investments of the Fund.

6  Rounds to less than $0.01.

7  Per share data is reflected from class inception date of May 1, 2013.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

				Ratios to average net assets[3]
	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]
Balanced Fund
Individual Investor Class
Year Ended December 31, 2014	$23.70	8.00%	$1,740,414	0.91%	0.91%	0.92%	52%
Year Ended December 31, 2013	24.47	16.34%	1,771,519	0.91%	1.12%	0.92%	62%
Year Ended December 31, 2012	23.73	11.28%	1,685,217	0.94%	1.50%	0.94%	31%
Year Ended December 31, 2011	21.67	(1.83%)	1,669,361	0.95%	1.51%	0.95%	38%
Year Ended December 31, 2010	22.36	11.83%	1,872,287	0.96%	1.55%	0.96%	36%
Institutional Class
Year Ended December 31, 2014	$23.97	8.21%	$248,979	0.66%	1.16%	0.67%	52%
Year Ended December 31, 2013	24.73	16.70%	225,325	0.66%	1.37%	0.67%	62%
Year Ended December 31, 2012	23.94	11.56%	142,848	0.69%	1.75%	0.69%	31%
Year Ended December 31, 2011	21.86	(1.61%)	116,204	0.70%	1.77%	0.70%	38%
Year Ended December 31, 2010	22.56	12.16%	110,437	0.71%	1.81%	0.71%	36%
Class R
Year Ended December 31, 2014	$23.84	7.68%	$5,328	1.16%	0.66%	1.17%	52%
Year Ended December 31, 2013	24.62	16.09%	4,548	1.16%	0.86%	1.17%	62%
Year Ended December 31, 2012	23.86	11.02%	3,341	1.19%	1.25%	1.19%	31%
Year Ended December 31, 2011	21.79	(2.09%)	2,791	1.20%	1.27%	1.20%	38%
Year Ended December 31, 2010	22.49	11.58%	2,629	1.21%	1.36%	1.21%	36%
Growth Fund
Individual Investor Class
Year Ended December 31, 2014	$18.26	11.66%	$159,794	1.26%	0.69%	1.32%	29%
Year Ended December 31, 2013	17.08	29.61%	141,698	1.29%	0.18%	1.35%	27%
Year Ended December 31, 2012	13.50	13.08%	123,870	1.29%	0.36%	1.44%	21%
Year Ended December 31, 2011	11.96	(2.05%)	112,042	1.32%	0.04%	1.47%	20%
Year Ended December 31, 2010	12.21	22.22%	111,403	1.41%	(0.28%)	1.57%	25%
Class A
Year Ended December 31, 2014	$18.23	11.68%	$1,729	1.26%	0.47%	1.33%	29%
Period Ended December 31, 2013[7]	17.06	21.58%	289	1.29%	0.02%	1.35%	27%
Institutional Class
Year Ended December 31, 2014	$18.66	11.91%	$37,629	1.01%	0.91%	1.07%	29%
Year Ended December 31, 2013	17.44	29.93%	28,590	1.04%	0.48%	1.10%	27%
Year Ended December 31, 2012	13.76	13.35%	6,147	1.04%	0.63%	1.19%	21%
Year Ended December 31, 2011	12.19	(1.77%)	4,883	1.07%	0.31%	1.22%	20%
Year Ended December 31, 2010	12.41	22.51%	3,231	1.16%	(0.04%)	1.32%	25%
Class R
Year Ended December 31, 2014	$18.18	11.37%	$1,016	1.51%	0.47%	1.57%	29%
Year Ended December 31, 2013	17.03	29.30%	819	1.54%	(0.07%)	1.60%	27%
Year Ended December 31, 2012	13.48	12.80%	489	1.54%	0.11%	1.69%	21%
Year Ended December 31, 2011	11.95	(2.37%)	421	1.57%	(0.13%)	1.72%	20%
Year Ended December 31, 2010	12.24	21.91%	53	1.66%	(0.49%)	1.82%	25%

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Financial Highlights, continued

Selected data for a share outstanding throughout each period

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions
Small Cap Fund
Individual Investor Class
Year Ended December 31, 2014	$13.58	$0.12	$0.83	$0.95	$0.10	$0.51	$—	$0.61
Year Ended December 31, 2013	10.58	0.10	4.43	4.53	0.11	1.42	—	1.53
Year Ended December 31, 2012	9.65	0.19	1.09	1.28	0.10	0.25	—	0.35
Year Ended December 31, 2011	11.05	0.04	(0.39)	(0.35)	0.09	0.96	—	1.05
Year Ended December 31, 2010	9.29	0.08	2.68	2.76	0.07	0.93	—	1.00
Class A
Year Ended December 31, 2014	$13.56	$0.13	$0.83	$0.96	$0.11	$0.51	$—	$0.62
Period Ended December 31, 2013[5]	11.83	0.13	3.15	3.28	0.13	1.42	—	1.55
Institutional Class
Year Ended December 31, 2014	$13.65	$0.16	$0.83	$0.99	$0.13	$0.51	$—	$0.64
Year Ended December 31, 2013	10.62	0.15	4.44	4.59	0.14	1.42	—	1.56
Year Ended December 31, 2012	9.69	0.17	1.13	1.30	0.12	0.25	—	0.37
Year Ended December 31, 2011	11.08	0.07	(0.38)	(0.31)	0.12	0.96	—	1.08
Year Ended December 31, 2010	9.31	0.15	2.64	2.79	0.09	0.93	—	1.02
Class R
Year Ended December 31, 2014	$13.48	$0.09	$0.82	$0.91	$0.07	$0.51	$—	$0.58
Year Ended December 31, 2013	10.52	0.08	4.39	4.47	0.09	1.42	—	1.51
Year Ended December 31, 2012	9.61	0.21	1.03	1.24	0.08	0.25	—	0.33
Year Ended December 31, 2011	10.99	0.02	(0.39)	(0.37)	0.05	0.96	—	1.01
Year Ended December 31, 2010	9.26	0.16	2.57	2.73	0.07	0.93	—	1.00
High Yield Bond Fund
Individual Investor Class
Year Ended December 31, 2014	$7.57	$0.44	$(0.53)	$(0.09)	$0.44	$0.01	$—	$0.45
Year Ended December 31, 2013	7.53	0.46	0.07	0.53	0.48	0.01	—	0.49
Year Ended December 31, 2012	7.20	0.53	0.40	0.93	0.53	0.07	—	0.60
Year Ended December 31, 2011	7.74	0.57	(0.41)	0.16	0.58	0.12	—	0.70
Year Ended December 31, 2010	7.74	0.66	0.10	0.76	0.65	0.11	—	0.76
Class A
Year Ended December 31, 2014	$7.57	$0.43	$(0.51)	$(0.08)	$0.44	$0.01	$—	$0.45
Period Ended December 31, 2013[5]	7.67	0.29	(0.08)	0.21	0.30	0.01	—	0.31
Institutional Class
Year Ended December 31, 2014	$7.54	$0.46	$(0.52)	$(0.06)	$0.46	$0.01	$—	$0.47
Year Ended December 31, 2013	7.50	0.47	0.05	0.52	0.47	0.01	—	0.48
Year Ended December 31, 2012	7.17	0.55	0.40	0.95	0.55	0.07	—	0.62
Year Ended December 31, 2011	7.72	0.59	(0.43)	0.16	0.59	0.12	—	0.71
Year Ended December 31, 2010	7.70	0.67	0.13	0.80	0.67	0.11	—	0.78
Class R
Year Ended December 31, 2014	$7.57	$0.42	$(0.53)	$(0.11)	$0.42	$0.01	$—	$0.43
Year Ended December 31, 2013	7.53	0.44	0.05	0.49	0.44	0.01	—	0.45
Year Ended December 31, 2012	7.19	0.52	0.41	0.93	0.52	0.07	—	0.59
Year Ended December 31, 2011	7.72	0.55	(0.40)	0.15	0.56	0.12	—	0.68
Year Ended December 31, 2010	7.71	0.63	0.12	0.75	0.63	0.11	—	0.74

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized

5  Per share data is reflected from class inception date of May 1, 2013.

6  Before the reimbursement from Investment adviser for the loss on trading error, the difference in the total return for the year would have been less than 0.005% for each class of shares. (See Note B).

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

				Ratios to average net assets[3]
	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]
Small Cap Fund
Individual Investor Class
Year Ended December 31, 2014	$13.92	7.06%	$103,508	1.24%	0.88%	1.37%	167%
Year Ended December 31, 2013	13.58	43.24%	45,890	1.24%	0.75%	1.66%	162%
Year Ended December 31, 2012	10.58	13.55%	15,447	1.24%	1.89%	2.20%	166%
Year Ended December 31, 2011	9.65	(3.50%)	13,290	1.24%	0.40%	2.71%	161%
Year Ended December 31, 2010	11.05	30.17%	9,192	1.24%	0.80%	4.47%	179%
Class A
Year Ended December 31, 2014	$13.90	7.10%	$19,698	1.24%	0.91%	1.37%	167%
Period Ended December 31, 2013[5]	13.56	28.10%	3,151	1.24%	1.36%	1.66%	162%
Institutional Class
Year Ended December 31, 2014	$14.00	7.31%	$77,469	0.99%	1.14%	1.11%	167%
Year Ended December 31, 2013	13.65	43.64%	8,507	0.99%	1.10%	1.41%	162%
Year Ended December 31, 2012	10.62	13.75%	442	0.99%	1.69%	1.95%	166%
Year Ended December 31, 2011	9.69	(3.17%)	627	0.99%	0.67%	2.46%	161%
Year Ended December 31, 2010	11.08	30.44%	283	0.99%	1.41%	4.22%	179%
Class R
Year Ended December 31, 2014	$13.81	6.79%	$1,384	1.49%	0.63%	1.62%	167%
Year Ended December 31, 2013	13.48	42.90%	621	1.49%	0.58%	1.91%	162%
Year Ended December 31, 2012	10.52	13.24%	111	1.49%	2.12%	2.45%	166%
Year Ended December 31, 2011	9.61	(3.74%)	46	1.49%	0.15%	2.96%	161%
Year Ended December 31, 2010	10.99	29.94%	15	1.49%	1.62%	4.72%	179%
High Yield Bond Fund
Individual Investor Class
Year Ended December 31, 2014	$7.03	(1.41%)[6]	$351,180	0.98%	5.81%	0.98%	74%
Year Ended December 31, 2013	7.57	6.91%	472,484	0.96%	6.05%	0.96%	58%
Year Ended December 31, 2012	7.53	13.41%	346,071	0.98%	7.20%	0.98%	73%
Year Ended December 31, 2011	7.20	2.00%	295,597	0.97%	7.54%	0.97%	49%
Year Ended December 31, 2010	7.74	10.35%	296,349	0.99%	8.45%	0.99%	70%
Class A
Year Ended December 31, 2014	$7.04	(1.27%)[6]	$3,061	0.98%	5.80%	0.98%	74%
Period Ended December 31, 2013[5]	7.57	2.78%	786	0.96%	5.87%	0.96%	58%
Institutional Class
Year Ended December 31, 2014	$7.01	(1.05%)[6]	$201,435	0.73%	6.07%	0.73%	74%
Year Ended December 31, 2013	7.54	7.18%	187,522	0.71%	6.32%	0.71%	58%
Year Ended December 31, 2012	7.50	13.72%	135,382	0.73%	7.46%	0.73%	73%
Year Ended December 31, 2011	7.17	2.10%	146,810	0.72%	7.78%	0.72%	49%
Year Ended December 31, 2010	7.72	10.92%	119,258	0.74%	8.70%	0.74%	70%
Class R
Year Ended December 31, 2014	$7.03	(1.64%)[6]	$1,115	1.23%	5.56%	1.23%	74%
Year Ended December 31, 2013	7.57	6.63%	694	1.21%	5.82%	1.21%	58%
Year Ended December 31, 2012	7.53	13.29%	882	1.23%	6.96%	1.23%	73%
Year Ended December 31, 2011	7.19	1.87%	452	1.22%	7.30%	1.22%	49%
Year Ended December 31, 2010	7.72	10.23%	214	1.24%	8.21%	1.24%	70%
SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Financial Highlights, continued

Selected data for a share outstanding throughout each period

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions
Global Environmental Markets Fund
Individual Investor Class
Year Ended December 31, 2014	$12.80	$0.07	$(0.42)	$(0.35)	$0.12	$0.08	$—	$0.20
Year Ended December 31, 2013	9.88	0.07	3.07	3.14	0.20	0.02	—	0.22
Year Ended December 31, 2012	8.42	0.06	1.55	1.61	0.15	—	—	0.15
Year Ended December 31, 2011	9.63	0.04	(1.04)	(1.00)	—	0.21	—	0.21
Year Ended December 31, 2010	8.69	0.01	0.96	0.97	0.03	—	—	0.03
Class A
Year Ended December 31, 2014	$12.78	$0.04	$(0.38)	$(0.34)	$0.13	$0.08	$—	$0.21
Period Ended December 31, 2013[5]	10.75	(0.02)	2.29	2.27	0.22	0.02	—	0.24
Institutional Class
Year Ended December 31, 2014	$12.86	$0.08	$(0.40)	$(0.32)	$0.15	$0.08	$—	$0.23
Year Ended December 31, 2013	9.92	0.09	3.10	3.19	0.23	0.02	—	0.25
Year Ended December 31, 2012	8.46	0.08	1.56	1.64	0.18	—	—	0.18
Year Ended December 31, 2011	9.64	0.07	(1.04)	(0.97)	—	0.21	—	0.21
Year Ended December 31, 2010	8.69	0.03	0.97	1.00	0.05	—	—	0.05
Class R
Year Ended December 31, 2014	$12.71	$0.04	$(0.42)	$(0.38)	$0.09	$0.08	$—	$0.17
Year Ended December 31, 2013	9.81	0.05	3.05	3.10	0.18	0.02	—	0.20
Year Ended December 31, 2012	8.37	0.04	1.54	1.58	0.14	—	—	0.14
Year Ended December 31, 2011	9.60	0.02	(1.04)	(1.02)	—	0.21	—	0.21
Year Ended December 31, 2010	8.66	(0.02)[6]	0.97	0.95	0.01	—	—	0.01
International ESG Index Fund
Individual Investor Class
Period Ended December 31, 2014[6]	$8.84	$0.20	$(0.70)	$(0.50)	$0.11	$0.04	$—	$0.15
Institutional Class[7]
Year Ended December 31, 2014	$8.84	$0.34	$(0.80)	$(0.46)	$0.29	$0.04	$—	$0.33
Year Ended December 31, 2013	7.23	0.19	1.51	1.70	0.17	—	—	0.17
Year Ended December 31, 2012	6.36	0.22	0.76	0.98	0.19	—	—	0.19
Period Ended December 31, 2011[8]	7.57	0.19	(1.30)	(1.11)	0.17	—	—	0.17
Class R
Period Ended December 31, 2014[6]	$8.80	$0.16	$(0.67)	$(0.51)	$0.12	$0.04	$—	$0.16

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Ratios representing periods of less than one year have been annualized.

4  Not annualized

5  Per share data is reflected from class inception date of May 1, 2013.

6  Per share data is reflected from class inception date of March 31, 2014.

7  Pax MSCI International ESG Index Fund acquired the assets of Pax World International Fund, a series of Pax World Funds Series Trust I, and the assets of Pax MSCI EAFE ESG Index ETF, a series of Pax World Funds Trust II, on March 31, 2014 (the "Reorganizations"). Pax MSCI EAFE ESG Index ETF (the "Predecessor Fund") is treated as the survivor of the Reorganizations for accounting and performance reporting purposes. Accordingly, performance information shown for International ESG Index Fund is that of the Predecessor Fund. Per share data shown for periods prior to the Reorganization has been restated to reflect the share conversion that occurred upon completion of the Reorganizations.

8  Per share data is reflected from class inception date of January 27, 2011.

9  For the purposes of calculating the turnover ratio for the International Index Fund, transactions related to the International Reorganization have been excluded (Note A).

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

					Ratios to average net assets[3]
	Equalization Credits and Charges	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[4]
Global Environmental Markets Fund
Individual Investor Class
Year Ended December 31, 2014	$—	$12.25	(2.78%)	$96,255	1.40%	0.56%	1.46%	27%
Year Ended December 31, 2013	—	12.80	32.01%	94,214	1.40%	0.65%	1.54%	20%
Year Ended December 31, 2012	—	9.88	19.27%	46,392	1.40%	0.64%	1.81%	46%
Year Ended December 31, 2011	—	8.42	(10.39%)	33,444	1.40%	0.44%	1.99%	79%
Year Ended December 31, 2010	—	9.63	11.20%	28,210	1.40%	0.09%	2.38%	62%
Class A
Year Ended December 31, 2014	$—	$12.23	(2.73%)	$9,763	1.40%	0.31%	1.46%	27%
Period Ended December 31, 2013[5]	—	12.78	21.32%	2,188	1.40%	(0.23%)	1.54%	20%
Institutional Class
Year Ended December 31, 2014	$—	$12.31	(2.53%)	$87,605	1.15%	0.63%	1.21%	27%
Year Ended December 31, 2013	—	12.86	32.37%	42,898	1.15%	0.78%	1.29%	20%
Year Ended December 31, 2012	—	9.92	19.47%	10,644	1.15%	0.90%	1.56%	46%
Year Ended December 31, 2011	—	8.46	(10.07%)	2,511	1.15%	0.73%	1.74%	79%
Year Ended December 31, 2010	—	9.64	11.56%	1,767	1.15%	0.32%	2.13%	62%
Class R
Year Ended December 31, 2014	$—	$12.16	(3.04%)	$2,501	1.65%	0.30%	1.71%	27%
Year Ended December 31, 2013	—	12.71	31.72%	2,476	1.65%	0.42%	1.79%	20%
Year Ended December 31, 2012	—	9.81	18.95%	1,545	1.65%	0.42%	2.06%	46%
Year Ended December 31, 2011	—	8.37	(10.63%)	658	1.65%	0.18%	2.24%	79%
Year Ended December 31, 2010	—	9.60	11.01%	653	1.65%	(0.18%)	2.63%	62%
International ESG Index Fund
Individual Investor Class
Period Ended December 31, 2014[6]	$—	$8.19	(5.75%)	$37,603	0.80%	2.27%	0.80%	36%[9]
Institutional Class[7]
Year Ended December 31, 2014	$—	$8.05	(5.49%)	$89,098	0.55%	3.91%	0.55%	36%[9]
Year Ended December 31, 2013	0.08	8.84	24.96%	58,549	0.55%	2.34%	0.55%	12%
Year Ended December 31, 2012	0.08	7.23	16.98%	13,162	0.55%	3.21%	0.55%	8%
Period Ended December 31, 2011[8]	0.07	6.36	(14.04%)	4,207	0.55%	2.91%	0.55%	11%
Class R
Period Ended December 31, 2014[6]	$—	$8.13	(5.96%)	$803	1.05%	1.86%	1.05%	36%[9]

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Financial Highlights, continued

Selected data for a share outstanding throughout each period

		Income (loss) from investment operations			Distributions to shareholders
	Net asset value, beginning of period	Net investment income[1]	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Tax return of capital	Total distributions
Global Women's Index Fund[4]
Individual Investor Class
Year Ended December 31, 2014	$21.78	$0.47	$0.84	$1.31	$0.45	$2.21	$—	$2.66
Year Ended December 31, 2013	17.67	0.23	4.07	4.30	0.19	—	—	0.19
Year Ended December 31, 2012	15.90	0.23	1.76	1.99	0.22	—	—	0.22
Year Ended December 31, 2011	17.58	0.21	(1.71)	(1.50)	0.18	—	—	0.18
Year Ended December 31, 2010	15.99	0.10	1.58	1.68	0.09	—	—	0.09
Institutional Class
Year Ended December 31, 2014	$21.86	$0.39	$0.99	$1.38	$0.51	$2.21	$—	$2.72
Year Ended December 31, 2013	17.71	0.29	4.08	4.37	0.22	—	—	0.22
Year Ended December 31, 2012	15.94	0.27	1.77	2.04	0.27	—	—	0.27
Year Ended December 31, 2011	17.62	0.25	(1.71)	(1.46)	0.22	—	—	0.22
Year Ended December 31, 2010	16.03	0.14	1.58	1.72	0.13	—	—	0.13

1  Based on average shares outstanding during the period.

2  Total return represents aggregate total return for the period indicated, includes reinvestment of all dividends and distributions, and does not reflect the deduction of any applicable sales charges. Total returns for periods of less than one year have not been annualized.

3  Not annualized

4  Effective June 4, 2014, the Global Women's Index Fund acquired the assets of the Pax World Global Women's Equality Fund, Pax World Global Women's Equality Fund (the "Predecessor Fund") is treated as the survivor of the Reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown for periods prior to June 4, 2014 is that of the Predecessor Fund.

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

				Ratios to average net assets[3]
	Net asset value, end of period	Total return[2]	Net assets end of period (in $000's)	Net expenses including reimbursements and waivers	Net investment income	Total expenses excluding reimbursements and waivers	Portfolio Turnover[3]
Global Women's Index Fund[4]
Individual Investor Class
Year Ended December 31, 2014	$20.43	5.95%	$55,548	1.09%	2.13%	1.22%	134%
Year Ended December 31, 2013	21.78	24.56%	44,461	1.24%	1.17%	1.59%	28%
Year Ended December 31, 2012	17.67	12.67%	33,988	1.24%	1.37%	1.69%	35%
Year Ended December 31, 2011	15.90	(8.60%)	33,034	1.24%	1.20%	1.68%	114%
Year Ended December 31, 2010	17.58	10.54%	35,147	1.24%	0.63%	1.90%	116%
Institutional Class
Year Ended December 31, 2014	$20.52	6.21%	$13,146	0.78%	1.73%	0.84%	134%
Year Ended December 31, 2013	21.86	24.88%	1,914	0.99%	1.51%	1.34%	28%
Year Ended December 31, 2012	17.71	12.92%	1,295	0.99%	1.56%	1.44%	35%
Year Ended December 31, 2011	15.94	(8.35%)	2,719	0.99%	1.47%	1.43%	114%
Year Ended December 31, 2010	17.62	10.78%	2,495	0.99%	0.86%	1.65%	116%

SEE NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Notes to Financial Statements

Pax World Funds Series Trust I and Pax World Funds Series Trust III

NOTE A—Organization and Summary of Significant Accounting Policies

Organization Pax World Funds Series Trust I ("Trust I"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is an open-end management investment company organized under the laws of the Commonwealth of Massachusetts on May 25, 2006. As of December 31, 2014, Trust I offered ten investment funds.

Pax World Funds Series Trust III ("Trust III") is an open-end management investment company that was organized under the laws of the Commonwealth of Massachusetts on December 4, 2013 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Pax Ellevate Global Women's Index Fund (the "Global Women's Index Fund") is a diversified series of Trust III.

Effective March 31, 2014 the Pax MSCI International ESG Index Fund ("International Index Fund") acquired the assets of Pax World International Fund, a series of Trust I, and of Pax MSCI EAFE ESG Index ETF, a series of Pax World Funds Trust II, (the "Target Funds"), based on the respective valuations as of the close of business on March 28, 2014, pursuant to an Agreement and Plan of Reorganization dated December 13, 2013 (the "International Reorganizations"). The purpose of the International Reorganizations was to enhance efficiency by combining the international funds advised by Pax World Management LLC, so that management, administration, distribution and other resources can be focused more effectively. The International Reorganizations will result in reduced operating expenses for shareholders of the Pax World International Fund, and enable shareholders of each Target Fund to invest in a larger, potentially more efficient portfolio. The International Reorganizations were accomplished by tax-free exchanges of shares. For financial reporting purposes, assets received and shares issued by the International Index Fund were recorded at fair value; however, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Shares and values for the Pax World International Fund were exchanged for shares and value of the International Index Fund's corresponding classes of shares on a 1:1 basis. At the close of business on March 28, 2014 the Pax World International Fund had $41,332,388 in net assets, including fair value

December 31, 2014

of security investments of $41,235,001, identified cost of security investments of $39,573,455 and resulting unrealized appreciation of $1,661,546.

Because the International Index Fund had no investment operations prior to the closing of the International Reorganizations, and based on the similarity of the International Index Fund to Pax MSCI EAFE ESG Index ETF, Pax MSCI EAFE ESG Index ETF (the "Predecessor International Fund") is treated as the survivor of the International Reorganizations for accounting and performance reporting purposes. Accordingly, all performance and other information shown herein for the International Index Fund prior to March 31, 2014 is that of Predecessor International Fund. All shares and values of the Predecessor International Fund were exchanged for Institutional shares of the International Index Fund. Shareholders received identical value, but the number of shares exchanged were subject to a conversion ratio of 3.31029957 shares of the International Index Fund for every 1 share of the Predecessor International Fund. At the close of business on March 28, 2014 the Predecessor International Fund had $65,859,734 in net assets, including fair value of security investments of $65,523,411, identified cost of security investments of $60,349,234 and resulting unrealized appreciation of $5,174,177.

Shares and net assets of the Target Funds immediately prior to the International Reorganizations were as follows:

	Shares Outstanding	NAV Per Share	Total Net Assets
Pax World International Fund
Individual Investor Shares	3,426,217	$8.84	$30,289,297
Institutional Shares	1,200,069	$8.84	$10,611,481
Class R Shares	49,065	$8.80	$431,610
Pax MSCI EAFE ESG Index ETF	2,250,000	$29.27	$65,859,734

Shares and net assets of the International Index Fund immediately after the International Reorganizations were as follows:

	Shares Outstanding	NAV Per Share	Total Net Assets
Pax MSCI International ESG Index Fund
Individual Investor Shares	3,426,217	$8.84	$30,289,297
Institutional Shares	8,648,243	$8.84	$76,471,215
Class R Shares	49,065	$8.80	$431,610

December 31, 2014

Notes to Financial Statements, continued

Assuming the International Reorganizations had been completed on January 1, 2014, the International Index Fund's pro forma results of operations for the year ended December 31, 2014, are as follows:

Net investment income[1]	$3,908,123
Net realized and unrealized gain (loss)[2]	(10,779,960)
Net increase (decrease) in net assets resulting from operations	$(6,871,837)

1Represented by $3,685,029 as reported, plus $30,179 for the International Fund pre-reorganization, plus approximately $192,915 of estimated pro-forma eliminated expenses.

2Represented by ($9,361,748) as reported, plus approximately ($1,418,212) for the International Fund pre-reorganization.

Because the combined investment portfolios have been managed as a single integrated portfolio since the International Reorganizations were completed, it is not practicable to separate the amounts of revenue and earnings of the Predecessor International Fund that have been included in the Statement of Operations of the International Index Fund since March 31, 2014.

Effective June 4, 2014, the Global Women's Index Fund, a series of Trust III, acquired the assets of Pax World Global Women's Equality Fund ("Target Fund"), a series of Trust I, based on the respective valuations as of the close of business on June 3, 2014, pursuant to an Agreement and Plan of Reorganization dated as of March 4, 2014 (the "Global Women's Reorganization"). The purpose of the Global Women's Reorganization was to permit the Target Fund's shareholders to continue to invest in companies that demonstrate a commitment to advancing and empowering women through gender diversity on their boards, in management or through other policies and programs, and an understanding of the potential business advantages associated with greater gender diversity, as rated by Pax World Gender Analytics, but at lower cost and through an index-based strategy rather than an actively-managed strategy. Because the Global Women's Index Fund had no investment operations prior to the closing of the Global Women's Reorganization, Pax World Global Women's Equality Fund (the "Predecessor Global Women's Fund") is treated as the survivor of the Global Women's Reorganization for accounting and performance reporting purposes. Accordingly, all performance and other information shown herein for the Global Women's Index Fund for periods prior to June 4, 2014 is that of the Predecessor Global Women's Fund.

December 31, 2014

The Global Women's Reorganization was accomplished by tax-free exchanges of shares. For financial reporting purposes, assets received and shares issued by the Global Women's Index Fund were recorded at fair value; however, the cost basis of the investments received from the Predecessor Global Women's Fund were carried forward to align ongoing reporting of realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Shares and net assets of the Predecessor Global Women's Fund immediately prior to reorganization were as follows:

	Shares Outstanding	NAV Per Share	Total Net Assets
Global Women's Equality Fund
Individual Investor Shares	1,996,478	$22.85	$45,609,710
Institutional Shares	135,679	$22.95	$3,114,426

Shares and values for the Global Women's Index Fund were exchanged for shares and value of the Predecessor Global Women's Fund's corresponding classes of shares on a 1:1 basis. At the close of business on June 3, 2014, the Predecessor Global Women's Fund had $48,724,136 in net assets, including fair value of security investments of $48,510,468, identified cost of security investments of $37,388,747 and resulting unrealized appreciation of $11,121,721.

These financial statements relate only to the Pax World Balanced Fund (the "Balanced Fund"), Pax World Growth Fund (the "Growth Fund"), Pax World Small Cap Fund (the "Small Cap Fund"), Pax World High Yield Bond Fund (the "High Yield Bond Fund"), Pax World Global Environmental Markets Fund (the "Global Environmental Markets Fund"), the International Index Fund, and the Global Women's Index Fund, (each a "Fund", collectively, the "Funds").

The Global Women's Index Fund offers two classes of shares—Individual Investor Class shares and Institutional Class shares. The Balanced Fund and International Index Fund each offer three classes of shares—Individual Investor Class shares, Institutional Class shares and Class R shares. The Growth Fund, Small Cap Fund, High Yield Bond Fund and Global Environmental Markets Fund each offer four classes of shares—Individual Investor Class shares, Class A shares, Institutional Class shares and Class R shares. Although all share classes generally have identical voting, dividend and liquidation rights, each class votes separately when required by law. Different share classes pay different distribution amounts to the extent the expenses of

December 31, 2014

Notes to Financial Statements, continued

such classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense structure and sales charges, as applicable.

The Funds seek to invest in forward-thinking companies with sustainable business models that meet positive environmental, social and governance standards. The Funds avoid investing in companies that their investment adviser determines are significantly involved in the manufacture of weapons or weapons-related products, manufacture tobacco products or engage in unethical business practices.

The Balanced Fund's primary investment objective is to seek income and conservation of principal. As a secondary investment objective, the Fund seeks long-term growth of capital. The Fund seeks to achieve its investment objective by investing approximately 60%-75% of its assets in equity securities (such as common stocks, preferred stocks and equity securities convertible into common or preferred stocks) and 25%-40% of the assets in debt securities (including but not limited to debt securities convertible into equity securities).

The Growth Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, primarily in equity securities (such as common stock, preferred stock and securities convertible into common stock and preferred stock) of companies that the Growth Fund's portfolio manager believes will have above-average growth prospects.

The Small Cap Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its assets in equity securities (such as common stocks and securities convertible into common or preferred stocks and warrants) of companies that, when purchased, have capitalizations within the range of the Russell 2000 Index as measured by market capitalization.

The High Yield Bond Fund's primary investment objective is to seek high current income. As a secondary objective, the High Yield Bond Fund seeks capital appreciation. The Fund seeks to achieve this objective by investing, under normal market conditions, at least 80% of its total assets in high-yield, fixed income securities (such as bonds, notes and debentures) that are rated below BBB- by Standard & Poor's Ratings Group or below Baa3 by Moody's Investors Service and other fixed income securities that are determined by the

December 31, 2014

High Yield Bond Fund's investment adviser to be of comparable quality (commonly referred to as "junk bonds").

The Global Environmental Markets Fund's investment objective is to seek long term growth of capital by investing in innovative companies around the world whose businesses and technologies focus on environmental markets, including alternative energy and energy efficiency; water infrastructure technologies and pollution control; environmental support services and waste management technologies; and sustainable food, agriculture and forestry. Under normal market conditions the Fund will primarily invest in equity securities (such as common stocks, preferred stocks and securities convertible into common or preferred stocks) of companies located around the world including at least 40% of its net assets in the securities of non-U.S. issuers.

The International Index Fund's investment objective is to seek investment returns that closely correspond to the price and yield performance, before fees and expenses, of the MSCI EAFE ESG Index. The Fund seeks to achieve this objective by investing, under normal market conditions, more than 80% of its total assets in the component securities, or a representative sampling of the component securities, of the MSCI EAFE ESG Index.

The Global Women's Index Fund's investment objective is to seek investment returns that closely correspond to or exceed the price and yield performance, before fees and expenses, of the Pax Global Women's Leadership Index (the "Women's Index"), while maintaining risk characteristics that the Adviser believes are generally similar to those of the Women's Index. The Fund seeks to achieve this objective by investing, under normal market conditions, more than 80% of its total assets in the component securities, or an enhanced, optimized or representative sampling of the component securities, of the Women's Index, including at least 40% of its net assets in the securities of non-U.S. issuers.

Under the Trusts' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trusts. Additionally, in the normal course of business, the Trusts enter into contracts with service providers that contain general indemnification clauses. The Trusts' maximum exposure under these arrangements is unknown as this could involve future claims that may be made against the Trusts that have not yet occurred. However, based on experience, the Trusts expect this risk of loss to be remote.

December 31, 2014

Notes to Financial Statements, continued

Accounting Estimates The preparation of financial statements in conformity with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Funds apply Investment Company accounting and reporting guidance.

Valuation of Investments For purposes of calculating the net asset value ("NAV"), determined ordinarily as of the close of regular trading (normally 4:00 p.m. Eastern time) (the "NYSE Close") on the New York Stock Exchange ("NYSE") on each day (a "Business Day") that the NYSE is open for trading, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. U.S. and non-U.S. securities are normally priced using data reflecting the earlier closing of the principal markets for those securities, subject to possible fair value adjustments. Information that becomes known to the Funds or their agents after NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or NAV determined earlier that day.

For the purpose of these financial statements, fair values for various types of securities and other instruments are determined on the basis of closing prices or last sales prices on an exchange or other market, or based on quotes or other market information obtained from quotation reporting systems, established market makers or pricing services. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Investments denominated in currencies other than the U.S. dollar are converted to U.S. dollars using daily exchange rates obtained from pricing services. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar.

If market quotations are not readily available (including in cases when available market quotations are deemed to be unreliable), the Funds' investments will be valued as determined in good faith pursuant to policies and procedures approved by the Boards of Trustees (so called "evaluated pricing"). The Boards have delegated to the Advisers' Best Execution and Valuation Committee the day-to-day responsibility for making evaluated

December 31, 2014

pricing determinations with respect to Fund holdings. The Best Execution and Valuation Committee is comprised of representatives of the Advisers, including several members of the Portfolio Management team, the Director of Trading, the Chief Compliance Officer and the Chief Financial Officer. One of the functions of the Best Execution and Valuation Committee is to value securities where current and reliable market quotations are not readily available. The Committee meets periodically and reports to the Board at each quarterly meeting regarding any securities for which evaluated pricing was employed during the previous quarter. All actions taken by the Best Execution and Valuation Committee are reviewed and ratified by the Boards.

The Funds may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. Various factors may be considered in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the time at which Funds' net asset value is determined; and changes in overall market conditions. At December 31, 2014, five securities were fair valued in good faith pursuant to policies and procedures approved by the Boards of Trustees. The Balanced Fund held two securities fair valued at $756,253 representing 0.04% of the Fund's net asset value, the High Yield Bond Fund held two securities fair valued at $0, representing 0.00% of the Fund's net asset value, and the International Index Fund held one security fair valued at $19,877 representing 0.02% of the Fund's net asset value.

For those Funds that invest in non-U.S. securities, investors should be aware that many securities markets and exchanges outside the U.S. close prior to the close of the NYSE, and the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the Funds' fair value pricing procedures require the Funds to consider changes in the fair value of non-U.S. securities between the time of the closing of the local market's exchange and

December 31, 2014

Notes to Financial Statements, continued

the close of the NYSE. Generally, if there has been a movement in the U.S. market that exceeds a specified threshold, the Funds will assess whether the closing price on the local exchange is still appropriate. Although the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity, it is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds' fair value pricing procedures may differ from recent market prices for the investment.

Fair Value Measurements Fair value is defined as the price that the Fund would receive upon selling an investment in orderly transaction between market participants. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a general summary of valuation inputs and classifications for different categories of securities.

Equity Securities Equity securities, including common stocks, preferred stocks and exchange-traded funds, for which market quotations are readily available, valued at the last reported sale price or official closing price as reported by an independent pricing service, are generally categorized as Level 1 in the hierarchy. Non-U.S. equity securities may also be valued at official close, or may be valued based on the fair value pricing procedures noted above. When third-party fair value pricing of foreign securities methods are applied, they are generally categorized as Level 2. To the extent that inputs for equity securities are unobservable, values are categorized as Level 3 in the hierarchy.

December 31, 2014

Fixed Income Securities Fixed income securities, including corporate Bonds (both investment-grade and high-yield), U.S. Treasury Obligations, Government Bonds, Mortgage-Backed and Asset-Backed Securities and Municipal Bonds, are valued at evaluated prices received from independent pricing services, which are evaluated using various inputs and techniques which may include trade activity, broker-dealer quotes, yield curves, coupon rates, default rates, cash flows, models and other inputs, and are generally categorized as Level 2 in the hierarchy. To the extent that inputs for fixed income securities are unobservable, values are categorized as Level 3 in the hierarchy.

Affiliated and Unaffiliated Investment Companies Investments in investment companies are valued at the Funds' closing net asset value and are generally categorized as Level 1.

Short-term Investments Short-term securities, including repurchase agreements, with remaining maturities of 60 days or less, which are valued at amortized cost, are generally categorized as Level 2 in the hierarchy.

Option Contracts Options on equity securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service, and are generally categorized as Level 1 in the hierarchy.

The following is a summary of the inputs used to value the Funds' net assets as of December 31, 2014:

	Level 1	Level 2	Level 3	Totals
Balanced
Common Stocks	$1,232,594,577	$—	$—	$1,232,594,577
Affiliated Investment Companies	17,753,158	—	—	17,753,158
Community Investment Notes	—	3,000,000	756,253	3,756,253
Corporate Bonds	—	187,959,282	—	187,959,282
U.S. Gov't Agency Bonds	—	160,886,903	—	160,886,903
Government Bonds	—	11,219,868	—	11,219,868
Municipal Bonds	—	26,306,771	—	26,306,771
U.S. Treasury Notes	—	197,282,714	—	197,282,714
Mortgage-Backed Securities	—	131,067,839	—	131,067,839
Cash Equivalents	5,460,733	23,324,000	—	28,784,733
Total	$1,255,808,468	$741,047,377	$756,253	$1,997,612,098

December 31, 2014

Notes to Financial Statements, continued

	Level 1	Level 2	Level 3	Totals
Growth
Common Stocks	$192,487,496	$1,598,559	$—	$194,086,055
Cash Equivalents	1,731,135	5,683,000	—	7,414,135
Total	$194,218,631	$7,281,559	$—	$201,500,190
Small Cap
Common Stocks	$193,132,289	$—	$—	$193,132,289
Cash Equivalents	6,899,006	10,938,000	—	17,837,006
Total	$200,031,295	$10,938,000	$—	$210,969,295
High Yield Bond
Common Stocks	$1,454,760	$—	$0	$1,454,760
Preferred Stocks	9,938,247	—	0	9,938,247
Exchange-Traded Funds	2,161,000	—	—	2,161,000
Corporate Bonds	—	477,951,674	—	477,951,674
Loans	—	51,003,602	—	51,003,602
Cash Equivalents	27,392,530	900,639	—	28,293,169
Total	$40,946,537	$529,855,915	$0	$570,802,452
Global Environmental Markets
Common Stocks	$96,337,716	$98,153,843	$—	$194,491,559
Total	$96,337,716	$98,153,843	$—	$194,491,559
International Index
Common Stocks	$621,389	$125,121,651	$19,877	$125,762,917
Rights	21,405	—	—	21,405
Exchange Traded Funds	2,285,150	—	—	2,285,150
Cash Equivalents	—	1,133,000	—	1,133,000
Total	$2,927,944	$126,254,651	$19,877	$129,202,472
Global Women's Index
Common Stocks	$45,079,608	$23,762,516	$—	$68,842,124
Exchange-Traded Funds	951,757	—	—	951,757
Cash Equivalents	384,724	—	—	384,724
Total	$46,416,089	$23,762,516	$—	$70,178,605

December 31, 2014

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	International Index	High Yield Bond
Stocks
Balance as of December 31, 2013	$—	$—
Realized gain (loss)	—	—
Amortization of premium	—	—
Change in unrealized appreciation (depreciation)	—	—
Purchases/Received In-kind	19,877	0
Sales	—	—
Transfers in to and/or out of Level Three	—	—
Balance as of December 31, 2014	$19,877	$0
	Balanced	High Yield Bond
Bonds and Notes
Balance as of December 31, 2013	$748,566	$0
Realized gain (loss)	—	—
Amortization of premium	—	(28,221)
Change in unrealized appreciation (depreciation)	7,687	28,221
Purchases	—	—
Sales/Delivered in Exchange	—	0
Transfers in to and/or out of Level Three	—	—
Balance as of December 31, 2014	$756,253	$—

Transfers in and out of Levels during the period are assumed to be transferred on the last day of the period at their current value. During the year, Level 1 to Level 2 transfers were: $3,872,450 for the Global Environmental Markets Fund; $79,071,110 for the International Index Fund; and $385,220 for the Global Women's Index Fund. All such transfers were due to utilization of the pricing vendor's fair value pricing of foreign securities. The predecessor to the International Index Fund, the Pax MSCI EAFE ESG Index ETF, did not utilize fair value pricing of foreign securities.

Significant unobservable inputs were used by three Funds for Level 3 fair value measurements. The Balanced Fund holds positions in Community Investment notes which are valued based on quarterly financial statements adjusted for any changes in credit quality indicated in such financial statements. The International Index Fund holds an equity security which has been delisted from the Hong Kong exchange. The security is valued based on the Hong Kong

December 31, 2014

Notes to Financial Statements, continued

equivalent value of an affiliated U.S. dollar-denominated security which continues to trade in a secondary market.

Investment Transactions Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses from the sale or disposition of securities are determined on the identified cost basis, which is also used for federal income tax purposes. Corporate actions (including cash dividends) are recorded net of foreign tax withholdings.

Investment Income Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discount and amortization of premiums, if any. The value of additional securities received as dividend payments is recorded as income and as an increase to the cost basis of such securities. The Funds amortize purchase price premium and accrete discount on bonds, if any, over the remaining life of the bonds using the effective interest method of amortization; for callable bonds, the amortization period is to the most likely call date.

Distributions to Shareholders Distributions to shareholders are recorded by each of the Funds on the ex-dividend dates. The Balanced Fund, Growth Fund, Small Cap Fund, Global Environmental Markets Fund, International Index Fund and Global Women's Index Fund expect to pay dividends of net investment income, if any, semiannually and to make distributions of capital gains, if any, at least annually. The High Yield Bond Fund expects to pay dividends of net investment income, if any, monthly and to make distributions of capital gains, if any, at least annually. A shareholder begins earning dividends on High Yield Bond Fund shares the day after the Fund receives his or her purchase payment. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Class Accounting Expenses directly attributable to a class of shares, such as 12b-1 distribution fees, are charged to that class. Each Fund has adopted a 12b-1 plan, applicable to certain classes of each of the Funds. Expenses of the Funds that are directly identifiable to a specific Fund, such as transfer agent fees, custody fees and registration fees, are applied to that Fund. Expenses that are not readily identifiable to a specific Fund, such as printing expense, Trustees' fees and legal fees, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of the Funds. Investment income, realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class of shares.

December 31, 2014

Federal Income Taxes Each of the Funds intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund so qualifies and satisfies certain distribution requirements, such Fund will ordinarily not be subject to federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders. Each Fund expects to distribute all or substantially all of its income and gains to shareholders every year. Therefore, no Federal income or excise tax provision is required. The Funds are treated as separate entities for U.S. Federal income tax purposes.

Foreign Currency Transactions The accounting records of the Funds are maintained in U.S. dollars. In addition, purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively. These appear on the Statement of Operations as Net realized gain (loss) on Foreign currency transactions and Change in unrealized appreciation (depreciation) in foreign currency translations; and are included on the Statement of Changes in Net Assets within the Change in unrealized appreciation (depreciation) on investments and foreign currency translations.

Non-U.S. Securities Non-U.S. markets can be significantly more volatile than domestic markets, causing the prices of some of the Fund's investments to fluctuate significantly, rapidly and unpredictably. Non-U.S. securities may be less liquid than domestic securities; consequently, the Fund may at times be unable to sell non-U.S. securities at desirable times or prices. Other risks related to non-U.S. securities include delays in the settlement of transactions; less publicly available information about issuers; different reporting, accounting and auditing standards; the effect of political, social, diplomatic or economic events; seizure, expropriation or nationalization of the issuer or its assets; fluctuation in foreign currency exchange rates and the possible imposition of currency exchange controls. If the Fund invests substantially in securities of non-U.S. issuers tied economically to a particular country or geographic region, it will be subject to the risks associated with such country or geographic region to a greater extent than a fund that is more diversified across countries or geographic regions.

December 31, 2014

Notes to Financial Statements, continued

Securities Lending Each of the Funds may lend their securities pursuant to a securities lending agreement (Lending Agreement) with State Street Bank and Trust Company. Initial security loans made pursuant to the Lending Agreement are required to be secured by collateral not less than the percentage specified in the agreement, ranging from 102% to 105%, depending on the types of securities. Cash collateral received is invested in the State Street Institutional U.S. Government Money Market Fund, a registered Rule 2a-7 money market fund. Borrowers may also pledge non-cash collateral within the guidelines for acceptable forms of non-cash collateral approved by the Boards of Trustees. At December 31, 2014, non-cash collateral consisted of U.S. Treasuries and short-term U.S. Government Agency obligations.

The Funds have the right under the Lending Agreement to recover the securities from the borrower on demand. The primary risk associated with securities lending is if the Borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The Funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds, or at the discretion of the lending agent, replace the loaned securities.

A portion of the income generated upon investment of the collateral is remitted to the borrower and the remainder is allocated between the Funds and the lending agent. The Funds record security lending income net of such allocation. The Funds continue to receive dividends on the securities loaned, which are accounted for in the same manner as other dividend and interest income.

As of December 31, 2014, the value of securities loaned, payable on collateral due to brokers and non-cash collateral pledged by brokers were as follows:

Fund	Market Value of Securities Loaned	Payable on Collateral Due to Broker	Non-Cash Collateral Value	Over Collateralized
Balanced	$36,395,176	$5,043,105	$32,063,625	$711,554
Growth	1,719,632	1,731,135	16,459	27,962
Small Cap	6,699,228	6,899,006	—	199,778
High Yield Bond	26,671,268	27,392,530	—	721,262
Global Women's Index	459,321	384,724	87,276	12,679

December 31, 2014

Short Sales A Fund may engage in short sales, whereby it sells a security it generally does not own (the security is borrowed) when a portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. To complete a short sale transaction, the Fund will borrow the security to deliver it to the purchaser and buy that same security in the market at a later time to return it to the lender. A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund's total assets.

The initial amount of a short sale is recorded as a liability, which is marked to market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. For a short against the box, as the security's price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security's price rises. The Fund realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Although the potential for gain as a result of a short sale is limited to the price at which the Fund sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. There is no assurance the Fund will be able to close out a short position at a particular time or at an acceptable price.

The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are recorded as an expense of the Fund. Short sales held by the Fund are fully collateralized by restricted cash or other securities. At December 31, 2014, there were no short positions held in the Funds.

NOTE B—Investment Advisory Fee and Transactions with Affiliated and Other Parties

Trust I and Trust III have entered into Investment Advisory Contracts (the "Agreements") with Pax World Management LLC and Pax Ellevate Management LLC, respectively (each, the "Adviser", and collectively, the "Advisers"). Pursuant to the terms of the agreements, the Advisers, subject to the supervision of the Boards of Trustees of the Trusts, are responsible for managing the assets of the Funds in accordance with the Funds' investment objective, investment programs and policies.

December 31, 2014

Notes to Financial Statements, continued

Pursuant to the Agreements, the Advisers have contracted to furnish the Funds continuously with an investment program, determining what investments to purchase, sell and exchange for the Funds and what assets to hold uninvested. The Advisers also have contracted to provide office space and certain management and administrative facilities for the Funds. In return for such services, the Funds pay an advisory fee to the Advisers at the following annual rates (expressed as a percentage of the average daily net assets of such Fund):

	Average Net Asset Value of Fund
Fund	Up to $25M	Over $25M
Balanced	0.75%	0.50%
Fund		Annual Rate
Growth		0.75%
Small Cap		0.75%
High Yield Bond		0.50%
Global Environmental Markets		0.90%
International Index		0.55%[1]
Global Women's Index		0.74%[1,2]

1The management fee is a unified fee that includes all of the operating costs and expenses of the Fund (other than taxes, charges of interest, brokerage commissions incurred in connection with portfolio transactions, distribution and/or service fees payable under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and extraordinary expenses), including accounting expenses, administrator, transfer agent and custodian fees, Fund legal fees and other expenses. (For this purpose, The Advisers do not consider acquired fund fees and expenses to be operating costs and expenses of the Fund.)

2Effective June 4, 2014, the Global Women's Index Fund acquired the assets of the Pax World Global Women's Equality Fund, a series of Pax World Funds Series Trust I, pursuant to an Agreement and Plan of Reorganization dated March 4, 2014 (the "Reorganization"). Because the Global Women's Index Fund had no investment operations prior to the closing of the Reorganization, Pax World Global Women's Equality Fund (the "Predecessor Fund") is treated as the survivor of the Reorganization for accounting and performance reporting purposes. Ratios shown in the tables reflect amounts charged to the Fund after the Reorganization. The advisory fee of the Predecessor Fund was 0.75%.

For the period ended December 31, 2014, the Funds incurred the following advisory fees:

Fund	Amount
Balanced	$9,966,216
Growth	1,366,922
Small Cap	886,505
High Yield Bond	3,371,626
Global Environmental Markets	1,619,763
International Index	578,446
Global Women's Index	405,870

December 31, 2014

The Adviser has contractually agreed to reimburse the Funds to the extent that each Fund's respective expenses (excluding acquired fund fees and expenses) exceed, on an annual basis, the following percentages of average daily net assets:

	Total Expenses Reimbursed by Adviser
Fund	Individual Investor	Class A	Institutional	Class R
Growth[1,2]	1.24%	1.24%	0.99%	1.49%
Small Cap[2]	1.24%	1.24%	0.99%	1.49%
Global Environmental Markets[2]	1.40%	1.40%	1.15%	1.65%
International Index[3]	0.80%		0.55%	1.05%
Global Women's Index[3,4]	0.99%		0.74%

1Effective May 1, 2014, the Adviser has contractually agreed to reduce the expense caps. Prior to that date, expenses were capped at 1.29%, 1.29%, 1.04% and 1.54%, respectively.

2The Adviser has contractually agreed to reimburse expenses to the extent they exceed the expense caps indicated until at least December 31, 2015.

3Expense caps for index funds represent their respective unified management fees plus distribution and/or service fees payable under a plan pursuant to Rule 12b-1, as applicable to particular classes of shares.

4Prior to June 4, 2014, the effective date of the Reorganization, expenses of the Predecessor Global Women's Fund were capped at 1.24% and 0.99%, respectively.

In addition, the Adviser voluntarily waived $94,036 of its management fee from the Balanced Fund related to the Fund's investment in an affiliate.

Such expenses include (i) management and distribution fees; (ii) the fees of affiliated and unaffiliated Trustees; (iii) the fees of the Funds' custodian and transfer agent; (iv) the fees of the Funds' legal counsel and independent registered public accounting firm; (v) the reimbursement of organizational expenses; and (vi) expenses related to shareholder communications including all expenses of shareholders' and Boards of Trustees' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders.

During the fiscal year ended December 31, 2014, the Adviser incorrectly oversold its position in a fixed income security in the High Yield Bond Fund. To correct the error, a subsequent purchase was executed, although at a higher price than the original sale price, resulting in a loss of $90,278 to the Fund. The Adviser has reimbursed the Fund for the total amount of the loss.

December 31, 2014

Notes to Financial Statements, continued

For the year ended December 31, 2014, the dollar amount of expense reimbursements and fee waivers for each of the Funds were as follows:

	Total Expenses Reimbursed by Adviser
Fund	Individual Investor	Class A	Institutional	Class R
Growth	$101,847	$717	$22,305	$604
Small Cap	96,402	15,666	39,903	1,183
Global Environmental Markets	56,895	3,692	40,797	1,477
Global Women's Index	62,999	—	3,389	—

The Trusts have adopted a plan ("Plan") pursuant to Rule 12b-1 under the Act that allows the Funds to pay distribution fees for the sale and distribution of certain shares as described below and for personal services rendered to the Fund shareholders in connection with the maintenance of shareholder accounts. Under the Plan, each Fund will pay its Distributor a Distribution Fee equal to 0.25% of the annual average daily net assets attributable to the Individual Investor Class shares and 0.50% of the annual average daily net assets attributable to the Class R shares. The Distributor may pay all or any portion of the Distribution Fee to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of indicated shares of such Fund, or for providing personal services to investors in the indicated shares of such Fund and/or the maintenance of shareholder accounts, and may retain all or any portion of the Distribution Fee as compensation for the Distributor's services as principal underwriter of the indicated shares of such Fund.

Several individuals who are officers and/or Trustees of the Trusts are also employees of the Adviser.

NOTE C—Investment Information

Purchases and proceeds from sales of investments for the Funds for the period ended December 31, 2014 were as follows:

	Purchases		Sales
Fund	Investments*	U.S. Govt Bonds	Investments*	U.S. Govt Bonds
Balanced	$844,044,572	$175,415,223	$993,279,485	$161,386,797
Growth	56,487,407	—	51,542,052	—
Small Cap	320,305,033	—	192,178,212	—

December 31, 2014

	Purchases		Sales
Fund	Investments*	U.S. Govt Bonds	Investments*	U.S. Govt Bonds
High Yield Bond	$482,989,080	$—	$533,809,449	$—
Global Environmental Markets	111,387,579	—	46,737,765	—
International Index	68,486,814	—	37,687,250	—
Global Women's Index	95,851,033	—	72,954,410	—

*Excluding short-term investments and transactions relating to the International Reorganization.

For federal income tax purposes, the identified cost of investments owned at December 31, 2014 as well as the gross unrealized appreciation (depreciation) of investments and resulting net unrealized appreciation (depreciation) as of December 31, 2014 were as follows for the Funds:

	Identified cost of investments for Federal income tax basis	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
Balanced	$1,724,546,734	$282,380,153	$9,314,789	$273,065,364
Growth	132,766,311	69,447,410	713,531	68,733,879
Small Cap	203,100,659	15,261,315	7,392,679	7,868,636
High Yield Bond	588,673,297	5,300,464	23,171,309	(17,870,845)
Global Environmental Markets	173,115,419	30,536,368	9,160,228	21,376,140
International ESG Index	132,783,746	7,285,797	10,867,071	(3,581,274)
Global Women's Index	67,544,259	5,214,927	2,580,581	2,634,346

At December 31, 2014, the Balanced Fund, Growth Fund, High Yield Bond Fund, Global Environmental Markets Fund, International Index Fund and Global Women's Index Fund had unrealized foreign currency gains (losses) of $(20,883); $(2,253); $(18,982); $(4,611); $(12,319) and $632, respectively.

Options Transactions The Funds may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities. The Funds generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon the exercise of the option.

December 31, 2014

Notes to Financial Statements, continued

Options are valued daily based upon the last sale price of the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sale for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

Securities designated to cover outstanding call or put options are noted in the Schedules of Investments. Contracts subject to call or put, expiration date, exercise price, premium received and market value are detailed in the notes to the Schedules of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Realized gains and losses are reported in the Statements of Operations.

There are risks associated with transactions in options on securities. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases above the exercise price and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security continues to decrease after the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction before the exercise date if a liquid secondary market does not exist.

Written option activity for the period ended December 31, 2014 is as follows:

	Outstanding at 12/31/13	Written	Closed	Expired	Exercised	Outstanding at 12/31/14
Balanced Fund
Call Options
Number of contracts	1,800	—	—	—	(1,800)	—
Premiums received	$748,612	$—	$—	$—	$(748,612)	$—
Growth Fund
Put Options
Number of contracts	11	—	(11)	—		—
Premiums received	$30,642	$—	$(30,642)	$—	$—	$—

December 31, 2014

Affiliated Investments The term "affiliated company" includes other investment companies that are managed by a Fund's Adviser. At December 31, 2014, the Balanced Fund held 2,205,361 shares of the International Index Fund, valued at $17,753,158. During the period, including investment activity of the Predecessor International Fund, gross additions to the affiliated position were $711,436 and gross reductions were $427,237. The Fund received $711,436 in income distributions from this affiliated investment during the period. Income distributions from affiliates are included as dividend income on the Statement of Operations. Gross Additions include reinvestment of dividends.

Restricted and Illiquid Securities The Funds may purchase certain restricted securities and limited amounts of illiquid securities. The Funds may invest in securities exempt from registration under Rule 144A of the Securities Act of 1933 ("the Act") which are restricted from sale to the public and may only be sold to a qualified institutional buyer. The Funds do not have the right to demand that such securities be registered. The value of such securities is determined by valuations supplied by a pricing service or, if not available, in good faith by or at the direction of the Boards of Trustees. At December 31, 2014, the Balanced Fund held $13,259,408 or 0.66% of net assets and the High Yield Bond Fund held $304,924,330 or 54.76% of net assets in securities exempt from registration under Rule 144A of the Act.

At December 31, 2014, the Balanced Fund held $499,988 of illiquid securities, representing 0.02% of net assets, the High Yield Bond Fund held $71,007,870 of illiquid securities, representing 12.75% of net assets and the International Index Fund held $19,877 of illiquid securities representing 0.02% of net assets. The Fund will classify as "illiquid" all securities that may no longer be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued such security for the purpose of calculating the Fund's net asset value. Illiquid investments may include restricted securities, repurchase agreements that mature in more than seven days or that have a notice or demand feature more than seven days, certain over-the counter option contracts and participation interests in loans. Because illiquid securities trade less frequently and in smaller volume than liquid securities, the Fund may experience difficulty in closing out positions at prevailing market prices.

December 31, 2014

Notes to Financial Statements, continued

Additional information on illiquid securities held at December 31, 2014, is as follows:

Security	Acquisition Date Range	Cost	Market Value
Balanced Fund
Enterprise Community Impact, 1.500%, 12/11/15	12/11/13-12/11/13	$500,000	$499,988
High Yield Bond Fund
Bank of America Corp., 1.350%, 11/21/16	03/14/14-03/14/14	$2,004,154	$1,995,234
Charlotte Russe, Inc., Term B, 6.750%, 05/21/19	05/21/13-11/20/13	9,774,891	9,642,162
FPL Energy National Wind Portfolio LLC, 144A, 6.125%, 03/25/19	02/16/05-06/28/05	43,101	43,753
Green Plains Processing LLC, 6.500%, 6/30/20	06/03/14-06/03/14	4,707,090	4,679,297
Hercules Tech Growth Capital, Inc. 6.250%	07/09/14-07/09/14	6,903,125	6,969,395
Hercules Tech Growth Capital, Inc. 7.000%	04/12/12-05/17/12	1,800,925	1,847,362
Hyva Global BV, 144A, 8.625%, 03/24/16	01/10/13-07/16/14	4,045,122	3,850,000
Interactive Health, Inc.	03/19/04-10/01/13	178,981	—
Interactive Health, Inc., 0.000%	03/19/04-10/01/13	357,962	—
Isola USA Corp., 9.250%, 11/29/18	11/26/13-1/24/14	6,837,994	6,517,875
Lee Enterprises, Inc., 7.250%, 3/31/19	03/21/14-03/21/14	211,638	214,423
Light Tower Rentals, Inc., 8.125%, 8/01/19	07/16/14-11/25/14	3,558,532	2,973,500
Maxcom Telecomunicaciones SAB de CV, 6.000%, 06/15/20	07/09/09-07/09/09	963,842	861,000
Nexeo Solutions LLC/Finance Corp., 8.375%, 03/01/18	02/28/11-01/11/13	8,002,755	7,800,000
Ormat Funding Corp., 8.250%, 12/30/20	02/06/04-01/06/05	424,878	428,366
Pacnet, Ltd., 144A, 9.000%, 12/12/18	12/10/13-03/11/14	3,645,244	3,915,625
PRWireless, Inc., 1.000%, 6/29/2020	06/27/14-06/27/14	2,930,115	2,686,500
Ridgebury Crude Tankers LLC, 144A, 7.625%, 3/20/17	03/10/14-03/21/14	803,801	808,250
Sanjel Corp., 144A, 7.500%, 6/19/19	06/11/14-06/11/14	7,000,000	5,355,000
SITV LLC/Finance, 144A, 10.375%, 7/1/19	06/18/14-06/18/14	2,000,000	1,865,000
Stuart Weitzman Acq Co., LLC, 4.500%, 03/04/20	03/04/14-03/04/14	3,962,489	3,928,598
TOMS Shoes LLC, 1.000%, 10/31/2020	10/31/14-10/31/14	7,200,000	7,355,040
Vanguard Natural Resources LLC, 7.625%	04/30/14-05/15/14	1,427,680	1,121,490
International Fund
Chaoda Modern Agriculture (Holdings), Ltd.	03/22/11-07/19/11	$377,812	$19,877

NOTE D—Tax Information

For financial reporting purposes, the capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax equalization, tax treatment of gain (loss) on foreign

December 31, 2014

currency transactions and tax treatment related to investments in REITs, partnerships, ETFs and PFICs.

For the year ended December 31, 2014, the Funds recorded the following reclassifications:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Paid In Capital
Balanced	$(4,584,894)	$4,584,894	$—
Growth	(55,291)	55,291	—
Small Cap	45,642	(166,832)	121,190
High Yield Bond	(681,524)	681,524	—
Global Environmental Markets	1,727,679	(1,727,679)	—
International Index	(46,559)	(47,705)	94,264
Global Women's Index	(51,278)	51,278	—

Net assets were not affected by these reclassifications.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from GAAP. In addition to permanent differences previously noted, temporary differences may arise from recognition of certain items of income, expense, gain or loss in different periods for financial reporting and tax purposes. Such differences will reverse at some time in the future. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. For tax purposes, short-term capital gains are considered ordinary income.

The tax character of distributions paid during 2014 and 2013 was as follows:

	Distributions paid in 2014		Distributions paid in 2013
Fund	Ordinary income	Long-term capital gains	Ordinary income	Long-term capital gains
Balanced	$35,750,109	$175,856,180	$31,603,300	$195,445,646
Growth	2,426,398	6,088,009	378,780	3,610,350
Small Cap	6,550,510	881,910	4,996,573	651,090
High Yield Bond	39,977,818	667,574	35,226,239	—
Global Environmental Markets	1,431,292	1,754,237	1,988,554	223,017
International Index	3,703,451	60,107	761,762	—
Global Women's Index	1,106,628	6,785,629	411,705	—

December 31, 2014

Notes to Financial Statements, continued

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Balanced	$3,450,443	$14,322,879	$—	$273,044,480
Growth	296,349	2,323,181	—	68,731,626
Small Cap	94,994	28,068	—	7,868,636
High Yield Bond	—	—	(14,044,533)	(17,889,828)
Global Environmental Markets	—	125,993	—	21,371,529
International Index	510,657	2,350	—	(3,593,593)
Global Women's Equality	55,949	500,762	—	2,634,978

The RIC Modernization Act of 2010 (the "Act") was signed into law on December 22, 2010. Under the Act, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, losses incurred post-enactment will be required to be utilized prior to the losses incurred in pre-enactment years. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses, rather than being considered as all short-term as under previous law.

As of December 31, 2014, the Funds utilized prior period carryforward losses as follows:

Fund	Capital Loss Carryforwards Utilized in 2014
High Yield Bond	$3,483,107
International Index	191,331
Global Women's Index	1,900,259

During the period from November 1, 2014 through December 31, 2014, the High Yield Bond Fund incurred a late-year capital loss of $13,877,085. This loss is treated for federal income tax purposes as if it had occurred on January 1, 2015.

December 31, 2014

Uncertain Tax Position Management has analyzed the Funds' tax positions taken for all open tax years which remain subject to examination by the Funds' major tax jurisdictions (years 2010 through 2014). The Funds recognize interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. Management has concluded that, as of and during the period ended December 31, 2014, no provision for federal income tax is necessary and, therefore, the Funds did not have a liability for any unrecognized tax expenses.

December 31, 2014

Report of Independent Registered Public Accounting Firm

The Boards of Trustees and Shareholders of Pax World Funds Series Trust I and Pax World Funds Series Trust III:

We have audited the accompanying statements of assets and liabilities of Pax World Balanced Fund, Pax World Growth Fund, Pax World Small Cap Fund, Pax World High Yield Bond Fund, Pax World Global Environmental Markets Fund, Pax MSCI International ESG Index Fund (six of the ten funds constituting the Pax World Funds Series Trust I) and Pax Ellevate Global Women's Index Fund (a series of Pax World Funds Series Trust III) (collectively, the "Funds") including the schedules of investments, as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pax World Balanced Fund, Pax World Growth Fund, Pax World Small Cap Fund, Pax World High Yield Bond Fund, Pax World Global Environmental Markets Fund, and Pax MSCI International ESG Index Fund of Pax World Funds Series Trust I and Pax Ellevate Global Women's Index Fund of Pax World Funds Series Trust III at December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 20, 2015

December 31, 2014

Proxy Voting (Unaudited)

You may obtain a description of the Funds' policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities, without charge, upon request by contacting the Funds at 800.767.1729 or on the SEC's website at www.sec.gov.

The information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by telephoning Pax World (toll-free) at 800.767.1729 or visiting Pax World's website at www.paxworld.com and will be available without charge by visiting the SEC's website at www.sec.gov.

Quarterly Portfolio Holdings Disclosure (Unaudited)

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Qs are available on the SEC website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. Information contained in each Fund's Form N-Qs may also be obtained by visiting Pax World's website at www.paxworld.com or telephoning Pax World (toll-free) at 800.767.1729.

December 31, 2014

Federal Tax Information (Unaudited)

The percentages of ordinary income distributed by each of the Funds that is Qualified Dividend Income (QDI) and that qualifies for the corporate dividends received deduction (DRD) are as follows:

	QDI %	DRD %
Balanced	97.40%	87.09%
Growth	100.00%	100.00%
Small Cap	100.00%	100.00%
High Yield Bond	2.57%	2.55%
Global Environmental Markets	100.00%	36.57%
International Index	96.19%	0.00%
Global Women's Index	100.00%	47.08%

For the fiscal year ended December 31, 2014, the Pax MSCI International ESG Index Fund earned foreign source income totaling $4,785,823 and paid $231,203 in foreign taxes which it intends to pass through to its shareholders.

Management of the Funds (Unaudited)

The business of the Trust is managed under the direction of the Trusts' Board of Trustees. The Adviser serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trusts. The Trusts' Boards of Trustees oversees the Adviser and decides upon matters of general policy. The Boards of Trustees meets at least four (4) times per year, and reviews the performance and operations of the Funds. The Adviser, either directly or through others selected by the Adviser, furnishes daily investment advisory services.

Officers/Trustees

The following table reflects the name and age, position(s) held with the Trust, the term of office and length of time served, the principal occupation(s) during the past five (5) years, other directorships held, and the number of portfolios overseen in the Pax World Fund Family of those persons who were the trustees and/or officers of the Funds on December 31, 2014. The trustees and officers set forth in the first table below (Interested Trustees and Officers) are considered interested persons under the 1940 Act by virtue of their position or affiliation with the Adviser. The trustees in the second table (Disinterested Trustees) are not considered interested persons and have no affiliation with

December 31, 2014

the Adviser. The business address of each trustee and officer is 30 Penhallow Street, Suite 400, Portsmouth, NH 03801.

None of the officers or trustees of the Funds are related to one another by blood, marriage or adoption. The aggregate remuneration paid directly by each Fund during the period covered by the report to (i) all Trustees and all members of any advisory board for regular compensation; (ii) each Trustee and each member of an advisory board for special compensation; (iii) all officers; and (iv) each person of whom any officer or Trustee of the Fund is an affiliated person is as follows: Pax World Balanced Fund, $144,225; Pax World Growth Fund, $27,646; Pax World Small Cap Fund, $23,456; Pax World High Yield Bond Fund, $56,070; and Pax World Global Environmental Markets Fund, $27,263; and Pax Ellevate Global Women's Index Fund, $5,852. And the aggregate of such remuneration paid by the Adviser on behalf of the following Funds during the period covered by the report is as follows: Pax MSCI International ESG Index Fund, $22,943; and Pax Ellevate Global Women's Index Fund, $14,407.

December 31, 2014

Interested Trustees and Officers

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
Laurence A. Shadek (65)	Trust I: Trustee (since 2006)	Chair of PWM (1996-present); Executive Vice-President of Wellington Shields & Co. LLC or its predecessor organization (1986-present); Trustee of Pax World Funds Trust II (2008-2014); member of the Board of Trustees of Franklin & Marshall College (1998-present).	10
Joseph Keefe (61)	Trust I: Trustee, Chief Executive Officer (since 2006) Trust III: Trustee, Chief Executive Officer (since 2013)

Chief Executive Officer (2005-present) and President (2006-present) of PWM; Chief Executive Officer of PEM (2014-present); Trustee and Chief Executive Officer of Pax World Funds Trust II (2008-2014); member of the Boards of Directors of On Belay (2006-2011), and Americans for Campaign Reform (2003-2014); Chair of the Board of Women Thrive Worldwide (2009-present); Co-Chair of the Leadership Group of the Women's Empowerment Principles (2014-present); Co-Chair of the Advisory Board of the Rudman Center for Justice, Leadership and Public Policy, University of New Hampshire School of Law (2015-present).

			11
Sallie Krawcheck (50)	Trust III: Trustee (since 2014)	Chair of PEM (2014-present); Owner, Ellevate Network (2013-present); Director, 2U (2014-present); Director, Motif Investing (2012-2014); President, Bank of America Wealth Management (2009-2011); Chief Executive Officer, Citi Wealth Management (2007-2008); Chief Financial Officer, Citi (2005-2007); Chief Executive Officer, Smith Barney (2002-2005); Chief Executive Officer, Sanford C. Bernstein & Co. (2001-2002).	1
John Boese (51)	Trust I: Chief Compliance Officer (since 2006) Trust III: Chief Compliance Officer (since 2013)

Chief Compliance Officer of PWM (2006-present) and of PEM (2014-present); Chief Compliance Officer of Pax World Funds Trust II (2008-2014); Vice President and Chief Regulatory Officer of the Boston Stock Exchange, Boston, MA (2000-2006).

			N/A
Maureen Conley (52)	Trust I: Secretary (since 2006) Trust III: Secretary (since 2013)	Senior Vice President of Shareholder Services/Operations (2005-present) for PWM; Secretary of Pax World Funds Trust 11 (2008-2014).	N/A

December 31, 2014

Interested Trustees and Officers, continued

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
Alicia K. DuBois (55)	Trust I: Treasurer (since 2006) Trust III: Treasurer (since 2013)

Chief Financial Officer for PWM (2006-present) and for PEM (2014-present); Treasurer for Pax World Funds Trust II (2008-2014); Assistant Treasurer for both Jefferson Pilot Investment Advisory Corp. and Jefferson Pilot Variable Fund, Inc. (2001-2006); and Assistant Vice President at Lincoln Financial Group (formerly Jefferson-Pilot Corp.) (2005-2006)

N/A

Disinterested Trustees

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee[2]
Adrian P. Anderson (60)[2]	Trust I: Trustee (since 2007) Trust III: Trustee (since 2013)	Trustee of Pax World Funds Trust II (2008-2014); Chief Executive Officer of North Point Advisers, LLC (2004-present); Consultant of Gray and Co. (1999-2004).	11
Carl H. Doerge, Jr. (76)[2]	Trust I: Trustee (since 2006) Trust III: Trustee (since 2013)	Chairman of the Board of Trust I (2006-2014) and of Trust III (2013-2014); Trustee and Chairman of the Board of Pax World Funds Trust II (2008-2014); Private Investor (1995-present); member of the Board of Trustees and Finance Committee for Hobe Sound Nature Center (2010-present); member of the Board of Directors (1998-present) and Chairman of the Investment Committee (1999-present) of St. Johnland Nursing Home in Kings Park, NY.	11
Cynthia Hargadon (59)[3]	Trust I: Trustee (since 2006) Trust III: Trustee (since 2013)	Trustee of Pax World Funds Trust II (2008-2014); Senior Consultant and Partner of North Point Advisers, LLC (2010-present); Managing Director of CRA Rogers Casey (2006-2010).	11
Louis F. Laucirica (73)[2]	Trust I: Trustee (since 2006) Trust III: Trustee (since 2013)	Trustee of Pax World Funds Trust II (2008-2014); Associate Dean and Director of Undergraduate Studies of Stevens Institute of Technology, Howe School (1999-2010).	11

December 31, 2014

Disinterested Trustees, continued

Name and Age	Position(s) Held With the Trust; Term of Office[1]; and Length of Time Served	Principal Occupation(s) During Past Five Years and Other Directorships Held by Trustee or Officer	Number of Funds in the Pax World Fund Family Overseen by Trustee
John L. Liechty (60)[3]	Trust I: Chairman of the Board of Trustees (since 2014); Trustee (since 2009) Trust III: Chairman of the Board of Trustees (since 2014); Trustee (since 2013)	Trustee of Pax World Funds Trust II (2009-2014); Principal, Integrated Investment Solutions (2009-present); Principal, Integrated Financial Planning (2010-present); President and CEO, MMA Praxis Mutual Funds (1995-2008).	11
Nancy S. Taylor (59)[3]	Trust I: Trustee (since 2006) Trust III: Trustee (since 2013)	Trustee of Pax World Funds Trust II (2008-2014); Senior Minister & CEO, Old South Church in Boston. Advisory Board, Yale Divinity School (2010-present); Advisory Board, Idaho Human Rights Education Center (2009-present); Board of Managers, Old South Meeting House (2005-present); Trustee Emeritus, Benjamin Franklin Institute of Technology.	11

1Trustees of the Funds hold office until a successor is chosen and qualifies. Officers of the Funds are appointed by the Board of Trustees and hold office until a successor is chosen and qualifies.

2Designates a member of the Audit Committee. The Audit Committee has the responsibility of overseeing the establishment and maintenance of an effective financial control environment, for overseeing the procedures for evaluating the system of internal accounting control and for evaluating audit performance. The Audit Committee meets on at least a quarterly basis.

3Designates a member of the Nomination, Compensation & Compliance Committee. The Nomination, Compensation & Compliance Committee is responsible for considering and recommending Board candidates, reviewing and recommending Board compensation, and overseeing regulatory and fiduciary compliance matters. The Nomination, Compensation & Compliance Committee meets on at least a quarterly basis.

December 31, 2014

Board Considerations in Approving the New Sub-Advisory Agreement (Unaudited)

Impax Asset Management Ltd. ("Impax") serves as investment sub-adviser to the Global Environmental Markets Fund (the "Fund"). Impax is a wholly-owned subsidiary of Impax Asset Management Group plc ("IAMG"), which is publicly traded on the Alternative Investment Market ("AIM") of the London Stock Exchange. Prior to December 22, 2014, BNP Paribas Investment Partners ("BNP PIP") owned greater than 25% of the voting securities of IAMG and was presumed to "control" IAMG as such term is defined under the 1940 Act. On December 22, 2014, BNP PIP sold a portion of its shares of IAMG at market value on the AIM (the "Transaction") such that immediately after the Transaction its ownership in IAMG decreased below 25%, effectively terminating BNP PIP's controlling interest in IAMG. By law, the investment sub-advisory agreement pursuant to which Impax provided investment sub-advisory services to the Fund (the "Prior Agreement") may be deemed to have terminated upon consummation of the Transaction (the "Transaction Date"). The Transaction was not, and is not in the future, expected to result in any changes to the portfolio managers of the Fund.

At a meeting of the Board of Trustees for the Trust I held December 3-4, 2014, the Board unanimously approved a new subadvisory agreement between Impax and the Adviser that will become effective upon shareholder approval at a Special Meeting to be held on March 27, 2015. In considering whether to approve the New Agreement, the Board took into account that they had recently approved the annual continuation of the Prior Agreement with respect to the Fund on June 12, 2014. That approval followed a process during which the Board, including the Independent Trustees, met with representatives of, and considered information provided by, the Adviser and Impax. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling. Some of the factors that figured particularly in Trustees' deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, or given different weights to various factors in reaching their unanimous conclusion. The Trustees' conclusions were based, in part, on their consideration of the Prior Agreement during the course of the year and in prior years. The Board noted that the terms of the New Agreement, including the scope of services provided and fees payable thereunder, were identical to those of the Prior Agreement, and that that change of control triggered by a sale by

December 31, 2014

BNP PIP of a portion of its interest in IAMG, was not expected to affect Impax's provision of services to the Fund.

Nature, Extent and Quality of Services. In considering the Prior Agreement and the New Agreement, the Trustees, including the Independent Trustees, evaluated the nature, extent and quality of the advisory services provided to the Fund by Impax. They considered the terms of the Prior Agreement and the New Agreement and received and considered information provided by management that described, among other matters:

•  the nature and scope of the advisory services provided to the Fund and information regarding the experience, qualifications and adequacy of the personnel providing those services,

•  the investment program used by Impax to subadvise the Fund;

•  possible conflicts of interest and fall-out benefits, and

•  brokerage practices.

In addition to considering the Funds investment performance, The Trustees considered, among other matters, information concerning the investment philosophies and investment processes used by Impax in managing the Fund as well as its in-house investment and sustainable research capabilities.

The Trustees concluded, within the context of their overall conclusions regarding the Prior Agreement and the New Agreement, that the scope of the services provided to the Fund under the Prior Agreement and the New Agreement by Impax was consistent with such Fund's operational requirements; and that, overall, the nature, extent and quality of the services provided by Impax to the Fund were sufficient to warrant approval of the New Agreement.

Fund Performance. In connection with the review of the Prior Agreement, the Trustees, including the Independent Trustees, reviewed information prepared by Lipper, Inc. ("Lipper") regarding the total return investment performance of the Fund, comparing the Fund's investment results with those of other mutual funds within its Lipper performance universe over the 1-, 3-, and 5- year periods ended March 31, 2014. The Independent Trustees considered that the Global Environmental Markets Fund had outperformed its Lipper performance universe average for the 1- and 3-year periods, and had underperformed its performance universe average for the 5-year period ended March 31, 2014. The Trustees, including the Independent Trustees, considered

December 31, 2014

the extent to which the performance of the Fund might be comparable to that of other mutual funds in its Lipper performance universe.

The Trustees also considered the performance of the Fund for the 1-, 3-, and 5-year periods ended September 30, 2014 relative to a peer group of U.S. and foreign-domiciled funds identified by Impax as having investment strategies similar to those of the Fund. The Independent Trustees noted that the Fund had outperformed that peer group for the 3- and 5-year periods and underperformed that peer group for the 1-year period ended September 30, 2014.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Prior Agreement and the New Agreement, that the relevant performance record and process in managing the Fund was sufficient to support approval of the New Agreement.

Fees and Other Expenses. The Trustees considered subadvisory fees paid to Impax by the Adviser, as well as the Fund's distribution and service (Rule 12b-1) fees, "other expenses" and total expenses. In doing so, the Trustees reviewed information provided by management and information prepared by Lipper regarding the expenses of the Fund relative to a peer group identified by the Adviser as emphasizing clean technology investments. The Independent Trustees noted that the total expenses of the Fund (after giving effect to the expense reimbursements described below, if applicable) were below the median total expenses of the peer group identified by the Adviser. In connection with their review of the Prior Agreement and New Agreement, the Trustees considered the Adviser's agreement to reimburse the Global Environmental Markets Fund to the extent the Fund's total operating expenses (with certain exceptions) exceed a percentage of the average daily net assets per annum of each share class as follows: 1.15% for Institutional Class shares, 1.40% for Individual Investor Class shares and Class A shares, and 1.65% for Class R shares through December 31, 2015. The Trustees observed that the Fund's advisory fees and total expenses remained generally in line with those of other mutual funds identified by the Adviser.

Based on this and other information, the Trustees concluded, within the context of their overall conclusions regarding the Prior Agreement and the New Agreement, that the fees and expenses to be charged represented reasonable compensation to Impax in light of the services provided. In coming

December 31, 2014

to this conclusion, the Trustees took into account, among other factors, the fee waiver and reimbursement agreements described above.

Costs of Services Provided and Profitability. The Trustees did not consider the profitability of the Prior Agreement and the New Agreement to Impax because the structure of the Prior Agreement and the New Agreement is such that any profits to Impax reduce the profitability of the Adviser, and the fees payable under the Prior Agreement and the New Agreement are the product of arm's-length bargaining between Impax and the Adviser.

Possible Fall-Out Benefits. The Trustees, including the Independent Trustees, considered information regarding the direct and indirect benefits to Impax from its relationship with the Trust, including reputational and other "fall out" benefits.

Possible Economies of Scale. The Trustees, including the Independent Trustees, considered the extent to which Impax may realize economies of scale or other efficiencies in managing and supporting the Fund. They noted that as assets increase, certain fixed costs may be spread across a larger asset base.

The Trustees concluded that the Fund's overall fee arrangements represent an appropriate sharing at the present time between Fund shareholders and Impax of any economies of scale or other efficiencies in the management of the Fund at current asset levels.

Conclusions. Based on their evaluation of factors that they deemed to be material, including the factors described above, the Board, including the Independent Trustees, unanimously concluded that approval of the New Agreement with respect to the Fund was in the best interests of the Fund.

December 31, 2014

The Statement of Additional Information includes additional information about the trustees and is available upon request without charge by calling 800.767.1729 between the hours of 9:00 a.m. and 5:30 p.m. Eastern time or by visiting our website at www.paxworld.com.

December 31, 2014

Account Options and Services

At Pax World, we are pleased to offer a variety of account options and shareholder services to help meet your investment needs.

Types of Accounts

Regular Accounts: Individual, business and trust accounts are available for all Pax World Funds.

Traditional IRA Contributions to an IRA may be tax-deductible. Taxes are paid only when funds are withdrawn, when investors may be in a lower tax bracket.

Roth IRA Contributions to a Roth IRA are not deductible, but after five years some types of withdrawals are tax-free.

SIMPLE IRA This is an easy-to maintain retirement plan designed for small businesses.

SEP IRA This is an employer funded retirement plan popular with small businesses and self-employed persons.

Education Savings Account & Uniform Gift to Minors Account (UGMA) These plans provide excellent ways to save for a child's education.

Services

Automatic Investment Plan You may arrange to have a fixed amount automatically deducted from your checking or savings account and invested in your Pax World account on a monthly or quarterly basis. Automatic investment plans do not assure a profit and do not protect against loss in declining markets.

Online Account Access Utilizing a unique ID number and PIN, you can access your Pax World account balances or histories; purchase or redeem fund shares; or make exchanges between different Pax World Funds.

www.paxworld.com Learn all about Pax World through our web site! You can check Fund performance, read about our portfolio managers, view Connection—our quarterly newsletter, and see how Pax World voted on various proxies for the companies in our portfolios.

Please note that the information contained herein does not constitute tax advice. Always consult your tax advisor before making any tax-related investment decisions.

This annual report is intended for shareholders of the Pax World Funds only, and is not authorized for distribution to other persons unless accompanied or preceded by a prospectus. Please consider the Funds' investment objectives, risks and charges and expenses carefully before investing. The Funds' prospectus contains this and other information about the Funds and may be obtained by calling 800.767.1729, emailing info@paxworld.com or visiting www.paxworld.com. The performance data quoted herein represents past performance, which does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. In addition, current performance may be lower or higher than the performance data quoted herein. For more recent month-end performance information, please call 800.767.1729 or visit www.paxworld.com.

Distributor: ALPS Distributors, Inc. member of FINRA (2/15).

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30 Penhallow Street, Suite 400
Portsmouth NH 03801

800.767.1729
www.paxworld.com

PAX004869

30 Penhallow Street, Suite 400
Portsmouth NH 03801

800.767.1729
www.paxworld.com

PAX004869

Item 2.                                 Code of Ethics.

As of December 31, 2014, the Registrant has adopted a “code of ethics,” as such term is defined in paragraph (b) of this Item 2, that applies to all officers of the Registrant, including Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or by a third party.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.                                 Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Carl H. Doerge, Jr. and Adrian Anderson, who each serve on the Board’s Audit Committee, qualify as “audit committee financial experts,” as such term is defined in paragraph (b) of this Item 3. The Board also has determined that Messrs. Doerge and Anderson are “independent,” as such term is interpreted by subparagraph (a)(2) of this Item 3. The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 of the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

Item 4.                                 Principal Accountant Fees and Services.

(a)                                 Audit Fees.  The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $290,000 and $270,000 for the fiscal years ended December 31, 2014 and 2013, respectively.

(b)                                 Audit-Related Fees.  The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0 for the fiscal years ended December 31, 2014 and 2013, respectively.

(c)                                  Tax Fees.  The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $118,385 and $110,106 for the fiscal years ended December 31, 2014 and 2013, respectively. Fees disclosed under this category are for professional services related to review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.

(d)                                 All Other Fees.  The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, are $15,000 and $0 for the fiscal years ended December 31, 2014 and 2013, respectively.

(e)                                  (1)  To the extent required by applicable regulations, the Audit Committee approves in advance all audit and non-audit services rendered to the Registrant by the independent registered public accounting firm and all non-audit services to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provide ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(2)  With respect to the services described in paragraphs (b) through (d) of this Item, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of

Regulation S-X and no amount was required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f)                                   Not applicable.

(g)                                  The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, or to the Registrant’s investment adviser, or to any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Registrant totaled $0 and $0, for the fiscal years ended December 31, 2014 and 2013, respectively.

(h)                                 Not applicable.

Item 5.                                 Audit Committee of Listed Registrants.

Not applicable.

Item 6.                                 Schedule of Investments.

A complete series of schedules of investments is included as part of the report to shareholders filed under Item 1.

Item 7.                                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                 Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.                                 Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11.                          Controls and Procedures.

(a)                                 It is the conclusion of the Registrant’s principal executive officer and principal financial officer (or persons performing similar functions), based on an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) (the “Disclosure Controls”) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of the Disclosure Controls are effective to reasonably ensure that information required to be disclosed by the Registrant in this report on Form N-CSR has been recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b)                                 There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.                          Exhibits.

(a)	(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

	(2)	Certifications of the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached.

	(3)	Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b)	Certification of the principal executive officer and principal financial officer of the Registrant required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Pax World Funds Series Trust I

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President

Date	February 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Joseph F. Keefe
Joseph F. Keefe, President (Principal Executive Officer)

Date	February 23, 2015

By (Signature and Title)	/s/ Alicia K. DuBois
Alicia K. DuBois, Treasurer (Principal Financial Officer)

Date	February 23, 2015